As filed with the Securities and Exchange Commission on July 28, 2000
--------------------------------------------------------------------------------

Registration No. 33-23566


                      U.S. SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    FORM N-14


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     / X /

PRE-EFFECTIVE AMENDMENT NO.___                              /     /

POST-EFFECTIVE AMENDMENT NO. ___                      /     /



                        OPPENHEIMER CALIFORNIA MUNCIPAL FUND
                 (Exact Name of Registrant as Specified in Charter)


               Two World Trade Center, New York, New York 10048-0203
                    (Address of Principal Executive Offices)

                                  212-323-0200
                         (Registrant's Telephone Number)

                              Andrew J. Donohue, Esq.
                    Executive Vice President and General Counsel
                               OppenheimerFunds, Inc.
               Two World Trade Center, New York, New York 10048-0203
                                  212-323-0256
                      (Name and Address of Agent for Service)


     As soon as practicable after the Registration Statement becomes effective.
                   (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B and Class C shares

It is proposed that this filing will become effective on August 28, 2000 pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

                               CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Shareholder Letter
Notice of Shareholder Meeting

Part A

Prospectus for Oppenheimer California Municipal Fund
Proxy Statement for Oppenheimer Main Street Funds, Inc. on behalf of its series, Oppenheimer Main Street California Municipal Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                PRELIMINARY COPY
                 OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND
                  6803 South Tucson Way, Englewood, Colorado 80112
                                 1-800-525-7048

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 12, 2000

    To the Shareholders of Oppenheimer Main Street California Municipal Fund:

    Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Main Street California Municipal Fund ("Main Street California Municipal Fund"), a series of the Oppenheimer Main Street Funds, Inc. (the "Company"), a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Mountain time, on October 12, 2000, or any adjournments thereof (the "Meeting"), for the following purposes:

    1. To approve an Agreement and Plan of Reorganization between the Company on behalf of its series Main Street California Municipal Fund and Oppenheimer California Municipal Fund ("California Municipal Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Main Street California Municipal Fund to California Municipal Fund in exchange for Class A and Class B shares of California Municipal Fund, (b) the distribution of such shares of California Municipal Fund to the corresponding Class A and Class B shareholders of Main Street California Municipal Fund in complete liquidation of Main Street California Municipal Fund and (c) the cancellation of the outstanding shares of Main Street California Municipal Fund (the "Proposal").

    2.  To act upon such other matters as may properly come before the Meeting.

    Shareholders of record at the close of business on October __, 2000 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of the Company recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

    By Order of the Board of Directors,

    Andrew J. Donohue, Secretary
    September ___ , 2000
    ----------------------------------------------------------------------
    Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.
                                PRELIMINARY COPY
                     COMBINED PROSPECTUS AND PROXY STATEMENT
                          DATED [_______________, 2000]

 Acquisition       of the Assets of OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL
                   FUND, a series of Oppenheimer Main Street Funds, Inc.

                By and in exchange for Class A and Class B shares of
                       OPPENHEIMER CALIFORNIA MUNICIPAL FUND

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Main Street California Municipal Fund ("Main Street California Municipal Fund") to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Main Street Funds, Inc. (the "Company") on behalf of Main Street California Municipal Fund and Oppenheimer California Municipal Fund ("California Municipal Fund"). This combined Prospectus/Proxy Statement constitutes the Prospectus of California Municipal Fund and the Proxy Statement of Main Street California Municipal Fund filed on Form N-14 with the Securities and Exchange Commission ("SEC"). If shareholders vote to approve the Reorganization Agreement and the Reorganization, the net assets of Main Street California Municipal Fund will be acquired by and in exchange for shares of California Municipal Fund. The Meeting will be held at the offices of the Company at 6803 South Tucson Way, Englewood, Colorado 80112 on October 12, 2000 at 10:00 A.M. Mountain time. The Board of Directors of the Company is soliciting these proxies on behalf of Main Street California Municipal Fund. This Prospectus/Proxy Statement will first be sent to shareholders on or about September __, 2000.

      If the shareholders vote to approve the Reorganization Agreement, you will receive Class A shares of California Municipal Fund equal in value to the value as of the valuation date of your Class A shares of Main Street California Municipal Fund and Class B shares of California Municipal Fund equal in value to the value as of the valuation date of your Class B shares of Main Street California Municipal Fund. Main Street California Fund will then be liquidated.

      California Municipal Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes, as is available from investing in municipal securities, that is consistent with the preservation of capital. California Municipal Fund as a matter of fundamental policy invests at least 80% of its assets, in municipal securities, and at least 65% of its total assets in California municipal securities. California Municipal Fund limits its investments in below investment grades securities to 25% or less of its total assets. California Municipal Fund emphasizes California municipal securities with longer term maturities for the purpose of seeking higher yields.

      This Prospectus/Proxy Statement gives information about Class A, Class B and Class C shares of California Municipal Fund that you should know before investing. You should retain it for future reference. A Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus, dated ________________, (the "Prospectus/Proxy Statement of Additional Information") has been filed with the Securities and Exchange
Commission ("SEC") as part of the Registration Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may receive a copy by written request to the Transfer Agent or by calling toll-free as detailed above. The Prospectus/Proxy Statement of Additional Information includes the following documents: (i) Annual Report and Semi-Annual Report, as of July 31, 1999 and January 31, 2000, respectively, of California Municipal Fund; (ii) Annual Report and Semi-Annual Report, August 31, 1999 and February 29, 2000, respectively, of Main Street California Municipal Fund; (iii) the California Municipal Fund Statement of Additional Information; and (iv) the Main Street California Municipal Fund Statement of Additional Information.

      The Prospectus of California Municipal Fund dated November 22, 1999 is attached to and considered a part of this Prospectus/Proxy Statement and is intended to provide you with information about California Municipal Fund.

      The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services (the "Transfer Agent") or by calling the toll-free number shown above: (i) a Prospectus for Main Street California Municipal Fund, dated December 22, 1999; (ii) a Statement of Additional Information for Main Street California Municipal Fund, dated December 22, 1999; and (iii) a Statement of Additional Information for California Municipal Fund, dated November 22, 1999.


Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

This Proxy Statement and Prospectus is dated______________, 2000.

                                TABLE OF CONTENTS
                     COMBINED PROSPECTUS AND PROXY STATEMENT

Cover Page                                                              Page
Synopsis
      What am I being asked to vote on?
      What are the general tax consequences of the Transaction?
Comparisons of Some Important Features
      How do the investment objectives and policies of the Funds compare?
      Who manages the Funds?
      What are the fees and expenses of each Fund and those expected after the
            Reorganization?
      Where can I find more financial information about the Funds? How have the Funds performed? What are other key features of the Funds?
            Investment Management and Fees
            Transfer Agency and Custody Services
            Distribution Services
            Purchases, Redemptions, Exchanges and other Shareholder Services Dividends and Distributions
      What are the risks of an investment in the California Municipal Fund? Reasons for the Reorganization
Information about the Reorganization
      How will the Reorganization be carried out? Who will pay the expenses of the Reorganization? What are the tax consequences of the Reorganization? What should I know about Class A, Class B and Class C shares of Municipal
Fund?
      What  are  the   capitalizations   of  the  Funds   and  what   might  the
            capitalization be after the Reorganization?
Comparison of Investment Objectives and Policies
      Are there any significant differences between the investment objectives and strategies of the Funds?
      How do the investment policies of the Funds compare? What are the fundamental investment restrictions of the Funds?
            Municipal Securities
            Ratings of Municipal Securities the Fund Buys
            Special Credit Risks of Lower-Grade Securities
            Municipal Lease Obligations
            Other Investment Strategies
      What are the risk factors associated with investment in the Funds?
            Credit Risk
            Interest Rate Risk
            Risks of Non-Diversification
            Risks in Using Derivative Investments
            Special Risks of Lower-Grade Securities
     How do the Account Features and Shareholder Services for the Funds Compare?
            Investment Management
            Distribution
            Purchases and Redemptions
            Shareholder Services
            Dividends and Distributions
Voting Information
      How many votes are necessary to approve the Reorganization Agreement? How do I ensure my vote is accurately recorded?
      Can I revoke my proxy?
      What other matters will be voted upon at the Meeting? Who is entitled to vote? What other solicitations will be made?
      Are there dissenters' rights?
Information about California Municipal Fund
Information about Main Street California Municipal Fund
Principal Shareholders
     Exhibit A - Agreement and Plan of Reorganization by and between Oppenheimer Main Street Funds, Inc., on behalf of its series, Oppenheimer Main Street California Municipal Fund, and Oppenheimer California Municipal Fund
Enclosures
- Prospectus of Oppenheimer California Municipal Fund, dated November 22, 1999

                                    SYNOPSIS

      This is only a  summary  and is  qualified  in its  entirety  by the  more
detailed  information   contained  in  or  incorporated  by  reference  in  this
Prospectus and Proxy Statement and by the Reorganization Agreement which is attached as Exhibit A. Shareholders should carefully review this Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of California Municipal Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?


      OppenheimerFunds, Inc. (the "Manager") proposed to the Board of Main Street California Municipal Fund a reorganization of Main Street California Municipal Fund with and into California Municipal Fund for the purpose of providing shareholders with a stronger fund. The reorganization will also serve to consolidate the Oppenheimer funds California municipal bond product line. If the Reorganization is approved, shareholders will be in a larger fund with virtually identical investment objective and policies. In addition, the portfolio manager of the surviving California Municipal Fund also manages the Main Street California Municipal Fund. Because of the relatively low demand for shares of Main Street California Municipal Fund, we do not expect such Fund to grow and recommend shareholders approve this Reorganization.


      By approving the reorganization, shareholders of Main Street California Municipal Fund will be adopting a Rule 12b-1 service plan for the Class A shares of the Fund because of the existence of such a plan on the Class A shares of the surviving California Municipal Fund. Currently, shareholders of Main Street California Municipal Fund do not have a Rule 12b-1 service plan on their Class A shares.


      Main Street California Municipal Fund was primarily created for the purpose of selling its shares through various financial institutions in the State of California. As a result of this particular structure, Main Street California Municipal Fund was not established with a service fee on its Class A shares. It is also the only open-end, non-money market retail Oppenheimer fund not to have a Class A share service plan. As a result of changes in the marketing and selling of fund shares, the absence of a service fee on Class A shares adversely affects sales of Main Street California Municipal Fund. Without a service plan on Class A shares, dealers lack the appropriate incentive to service fund shares due to the absence of compensation received for providing certain administrative and shareholder services. Under an Oppenheimer fund Class A service plan, the Distributor will use the fees its receives from the particular fund to pay brokers, dealers and other financial institutions for personal services and account maintenance services provided for their customers who hold Class A shares of an Oppenheimer fund. A Class A share service plan in the OppenheimerFunds complex permits reimbursements to the Distributor at a rate of up to 0.25% of the average annual net assets of Class A Shares of such fund.

      A reorganization of Main Street California Municipal Fund with and into California Municipal Fund is recommended by the Manager based on the fact that both Funds are now essentially the same investment with the same portfolio manager, objective and investment policies. The Manager also notes the importance of service plans on Class A shares for the delivery of shareholder services. Therefore, regardless of whether the proposed reorganization was undertaken, the Manager would have proposed the adoption of a service plan for Class A shares of Main Street California Municipal Fund for Board and shareholder approval.


      The Board considered the fact that the reorganization will increase the expense ratio experienced by shareholders of Class A shares of Main Street California Municipal Fund. The Board noted that the lower expense ratio for Main Street California Municipal Fund Class A shares was largely due to the Manager's voluntary waiver of its investment management fee and the absence of a service fee. Without a Rule 12b-1 Service Plan for its Class A shares, the Manager and Board expect Main Street California Municipal Fund to continue to experience net redemptions. With the removal of the Manager's voluntary fee waiver in February 2000 and the proposal by the Manager (regardless of this reorganization) to adopt a Rule 12b-1 Service Plan for Class A shares, the Board considered that the expense ratios of the Funds would essentially be the same. The Board also considered that the Reorganization would be a tax-free reorganization, and that no sales charge would be imposed in effecting the Reorganization.

      At a meeting held on February 29, 2000, the Board of Directors of the Company on behalf of Main Street California Municipal Fund approved a reorganization transaction that will, if approved by shareholders, result in the transfer of the net assets of Main Street California Municipal Fund to California Municipal Fund, in exchange for an equal value of shares of California Municipal Fund. The shares of California Municipal Fund will then be distributed to Main Street California Municipal Fund shareholders and Main Street California Municipal Fund will be liquidated. As a result of the Reorganization, you will cease to be a shareholder of Main Street California Municipal Fund and will become a shareholder of California Municipal Fund. This exchange will occur on the Closing Date of the Reorganization.

      Approval of the Reorganization means your shares of Main Street California Municipal Fund will be exchanged for an equal value of shares of California Municipal Fund. You will receive Class A shares of California Municipal Fund equal in value to the value as of the valuation date of your Class A shares of Main Street California Municipal Fund and Class B shares of California Municipal Fund equal in value to the value as of the valuation date of your Class B shares of Main Street California Municipal Fund. The shares you receive will be issued at net asset value without a sales charge or the payment of a contingent deferred sales charge ("CDSC") although if your shares of Main Street California Municipal Fund are subject to a CDSC, your California Municipal Fund shares will continue to be subject to the CDSC applicable to your shares.

      For the reasons set forth in the "Reasons for the Reorganization" section, the Board of Main Street California Municipal Fund has determined that the Reorganization is in the best interests of the shareholders of Main Street California Municipal Fund. The Board concluded that no dilution in value would result to shareholders of Main Street California Municipal Fund as a result of the Reorganization.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Transaction?

      It is expected that shareholders of Main Street California Municipal Fund who are U.S. citizens will not recognize any gain or loss for federal income tax purposes, as a result of the exchange of their shares for shares of California Municipal Fund. You should, however, consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For further information about the tax consequences of the Reorganization, please see the "Information About the Reorganization--What are the tax consequences of the Reorganization?"

                     COMPARISONS OF SOME IMPORTANT FEATURES

How do the investment objectives and policies of the Funds compare?

      Main Street California Municipal Fund and California Municipal Fund have virtually identical investment objectives. Each Fund seeks as high a level of current income exempt from federal and California personal income taxes that is consistent with the preservation of capital.

      In seeking their investment objectives, Main Street California Municipal Fund and California Municipal Fund utilize a similar investing strategy and invest primarily in municipal securities. Main Street California Municipal Fund, as a matter of fundamental investment policy, invests at least 80% of its total assets in California municipal securities. California Municipal Fund, as a fundamental investment policy, invests at least 80% of its total assets in municipal securities, and at least 65% of its assets in California municipal securities. As of March 31, 2000, Main Street California Municipal Fund had 98.16% of its total assets invested in California municipal securities and California Municipal Fund had 98.03% of its total assets invested in California municipal securities.

      With respect to below investment grade investments, both Funds limit such investments to 25% or less of total assets, and Main Street California Fund limits its holding of unrated municipal securities to 20% of total assets. Both Funds currently emphasize investment in municipal securities with long-term maturities for the purpose of seeking higher yields.

Who Manages the Funds?

      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Main Street California Municipal Fund is a series of the Company, which was organized in April 1987 as a Maryland corporation. Main Street California Municipal Fund is a non-diversified, open-end mutual fund which commenced operations on May 18, 1990. The Fund is governed by Articles of Incorporation and By-Laws and is under the direction of a Board of Directors which is responsible for protecting the interests of shareholders. The Company is located at 6803 South Tucson Way, Englewood, Colorado 80112.

      California Municipal Fund was organized as a Massachusetts business trust in July 1988 and is also a non-diversified, open-end mutual fund. It is governed by a Declaration of Trust and By-Laws and is under the direction of a Board of Trustees which is responsible for protecting the interests of shareholders. California Municipal Fund is located at Two World Trade Center, New York, New York 10048-0203

      The Manager, located at Two World Trade Center, New York, New York 10048, acts as investment advisor to both Funds. The portfolio management group consisting of the portfolio manager and a team of analysts and investment researchers is also the same for each Fund and will continue in this capacity for the surviving California Municipal Fund.

      Additional information about the Funds and the Manager is set forth below. There are certain differences between Maryland corporations and Massachusetts business trusts. Such differences, as well as additional information about the Funds and the Manager, is set forth below in "Comparison of Investment Objectives and Policies."

What are the fees and expenses of each Fund and those expected after the Reorganization?

      Main Street California Municipal Fund and California Municipal Fund each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share. Shareholders pay these expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand and compare the fees and expenses of investing in shares of Main Street California Municipal Fund with the fees and expenses of investing in shares of California Municipal Fund. The pro forma expenses of the surviving California Municipal Fund show what the fees and expenses are expected to be after giving effect to the Reorganization. All amounts shown are a percentage of net assets of each class of shares of the Funds.

PRO FORMA FEE TABLE FOR MAIN STREET CALIFORNIA MUNICIPAL FUND
                         AND CALIFORNIA MUNICIPAL FUND+


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                   Main Street       California         Pro Forma Surviving
                   California        Municipal Fund    California Municipal Fund
                   Municipal Fund    Class A Shares     Class A shares
                   Class A shares
--------------------------------------------------------------------------------
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Shareholder
Transaction
Expenses (charges
paid directly
from a
shareholder's
investment)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Sales
  Charge (Load)    -----------------       4.75%                   4.75%
  on purchases           4.75%
  (as a  %  of
  offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum
  Deferred Sales         None1             None1                   None1
  Charge (Load)
  (as a % of the
  lower of the
  original
  offering price
  or redemption
  proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual Fund
Operating
Expenses (as a
percentage of
average daily net
assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Management Fees2       0.55%             0.56%                   0.54%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Distribution
  and/or Service         None              0.24%                   0.24%
  (12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Other Expenses         0.11%             0.11%                   0.10%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Total Fund             0.66%             0.91%                   0.88%
  Operating
  Expenses
--------------------------------------------------------------------------------



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                   Main Street       California         Pro Forma Surviving
                   California        Municipal Fund    California Municipal Fund
                   Municipal Fund    Class B Shares     Class B shares
                   Class B shares
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder
Transaction
Expenses (charges
paid directly
from a
shareholder's
investment)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum Sales
  Charge (Load)          None               None                   None
  on purchases
  (as a  %  of
  offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Maximum
  Deferred Sales          5%3               5%3                    5%3
  Charge (Load)
  (as a % of the
  lower of the
  original
  offering price
  or redemption
  proceeds)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Annual Fund
Operating
Expenses (as a
percentage of
average daily net
assets)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Management Fees2       0.55%             0.56%                  0.54%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Distribution
  and/or Service         1.00%             1.00%                  1.00%
  (12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Other Expenses         0.11%             0.11%                  0.10%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Total Fund             1.66%             1.67%                  1.64%
  Operating
  Expenses
--------------------------------------------------------------------------------
Note: Expenses may vary in future years. "Other expenses include transfer agent fees, custodial expenses, and accounting and legal expenses the fund pays. +Information provided is for Main Street California Fund and California Municipal Fund for the 12-month period ended March 31, 2000.
1A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" in each Fund' Prospectus.
2The Management Fees shown above are the maximum rate under the investment advisory agreement and do not reflect a voluntary undertaking by the Manager that was in effect during the last fiscal year, which limited the management fees to a maximum annual rate of 0.40%. As a result of that fee waiver, the actual management fee rate for both classes during the fiscal year ended 8/31/99 was 0.40% and actual total operating expenses were 0.51% and 1.52% of average annual net assets, respectively, for Class A and Class B. The Manager withdrew the voluntary waiver on April 1, 2000.
3Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.


      The 12b-1 fees for Class A shares of California Municipal Fund are service plan fees which are a maximum of 0.25% of average annual net assets of Class A shares. The 12b-1 fees for Class B and Class C shares of both Main Street California Municipal Fund and California Municipal Fund are Distribution and Service Plan fees which include a service fee of 0.25% and an asset-based sales charge of 0.75%. The Manager, effective January 2000, agreed to limit its investment management fee on California Municipal Fund to 0.55% of average net assets.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the proposed surviving California Municipal Fund. These examples assume an annual return for each class of 5%, the operating expenses described above and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you sold your shares after the number of years shown.

12 Months Ended 3/31/00

                      Main Street California Municipal Fund
--------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years      10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $539            $676            $   825        $1,258
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--------------------------------------------------------------------------------
Class B                   $669            $823            $1,102         $1,452
--------------------------------------------------------------------------------

                      Main Street California Municipal Fund
--------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $539            $676            $825           $1,258
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $169            $523            $902           $1,452
--------------------------------------------------------------------------------

                            California Municipal Fund
--------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years      10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $563            $751            $   955        $1,541
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $670            $826            $1,107         $1,588
--------------------------------------------------------------------------------

                            California Municipal Fund
--------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $563            $751            $955           $1,541
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $170            $526            $907           $1,588
--------------------------------------------------------------------------------

                   Pro Forma Surviving California Municipal Fund
--------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years      10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $561            $742            $   939`       $1,508
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $667            $817            $1,092         $1,554
--------------------------------------------------------------------------------

                   Pro Forma Surviving California Municipal Fund
--------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                   $561            $742            $939           $1,508
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                   $167            $517            $892           $1,544
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charge. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1 Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

Where can I find more financial information about the Funds?

      Performance information for both California Municipal Fund and Main Street California Municipal Fund is set forth in each Fund's Prospectus under the section "The Fund's Past Performance." California Municipal Fund's Prospectus accompanies this Prospectus/Proxy Statement and is incorporated by reference.

      The financial statements of California Municipal Fund and additional information with respect to the Fund's performance during the past fiscal year (and the most recent six month semi-annual period), including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in California Municipal Fund's Annual and Semi-Annual Reports dated as of July 31, 1999 and January 31, 2000, respectively, that is included in the Statement of Information and incorporated herein by reference. These documents are available upon request. See section entitled "Information About California Municipal Fund." The financial statement of Main Street California Municipal Fund and additional information with respect to the Fund's performance during the past fiscal year (and the most recent six month semi-annual period), including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in Main Street Municipal Fund's Annual and Semi-Annual Reports dated as of August 31, 1999 and February 29, 2000, respectively, that are included in the Statement of Information and incorporated herein by reference. These documents are available upon request. See section entitled "Information About Main Street California Municipal Fund." Pro forma financial statements for the period August 1, 1999 through March 31, 2000 reflecting California Municipal Fund after the Reorganization are included in the Statement of Additional Information and incorporated by reference.

How have the Funds performed?

      The following past performance information is set forth in each Prospectus for each Fund: (i) a bar chart detailing annual total returns of Class A shares of each Fund as of December 31st for each of the full calendar years since such Fund's inception; and (ii) a table detailing how the average annual total returns of each Fund's Class A and Class B shares compare to those of the Lehman Brothers Municipal Bond Index, a broad-based market index. Past performance does not necessarily indicate how a fund will perform in the future.

      Average annual total returns for the Funds for the periods ended March 31, 2000 are as follows:

----------------------------------------------------------------------
Fund                            1-year      5-year      10-year/Life
----------------------------------------------------------------------
----------------------------------------------------------------------
Main     Street      California   (3.39)%      5.77%        6.84%
Municipal    Fund    Class    A
(inception 5/18/90)
----------------------------------------------------------------------
----------------------------------------------------------------------
Main     Street      California   (4.44)%      4.69%        3.67%
Municipal    Fund    Class    B
(inception 10/29/93)
----------------------------------------------------------------------
----------------------------------------------------------------------
Lehman Brothers  Municipal Bond
Index (from 12/31/88)
----------------------------------------------------------------------
----------------------------------------------------------------------
California    Municipal    Fund   (4.76)%      5.23%        6.38%
Class A (inception 11/3/88)
----------------------------------------------------------------------
----------------------------------------------------------------------
California    Municipal    Fund   (5.49)%      4.41%        4.00%
Class B (inception 5/1/93)
----------------------------------------------------------------------
Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is set forth in each Fund's Prospectus and Statement of Additional Information. Each Fund's average annual total return includes the applicable sales charge for Class A and Class B shares: for Class A, the current maximum initial sales charge is 4.75% and for Class B, the contingent deferred sales charges is 5% (1-year) and 1% (5 years and life of class). Because Class B shares of California Municipal Fund convert to Class A shares 72 months after purchase, Class B "life-of-class" performance does not include any contingent deferred sales charge on redemption and uses Class A performance for the period after conversion.

      The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of California Municipal Fund held until December 31, 1999. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B shares, performance is measured from the inception of the class on May 1, 1993. In the case of Class C shares, performance is measured from inception of the class on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gain distributions. California Municipal Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market exempt from federal tax but generally not state or local income taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index.

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]


Oppenheimer California              Lehman Brothers Municipal
Municipal Fund Class A              Bond Index
11.03.88    9525                          10000
12.31.88    9661                          10010
12.31.89          10783                         11090
12.31.90          11470                         11898
12.31.91          12724                         13343
12.31.92          13777                         4519
12.31.93          15604                         16302
12.31.94          14279                         15460
12.31.95          17100                         18158
7.31.961          17158                         18241
7.31.97           19063                         20111
7.31.98           20142                         21316
7.31.99           20463                         21929

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class AShares of the Fund at 7/31/992
1 Year  -3.24%        5 Year  5.42%         10 Year  6.40%


Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]

Oppenheimer California              Lehman Brothers Municipal
Municipal Fund Class B              Bond Index
5.3.93            10000                         10000
12.31.93          10656                         10718
12.31.94          9656                          10164
12.31.95          11486                         11938
7.31.961          11474                         11993
7.31.97           12651                         13222
7.31.98           13267                         14015
7.31.99           13375                         14418

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class B Shares of the Fund at 7/31/993
1 Year  -4.02%        5 Year  5.32%         Life  4.77%

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]

Oppenheimer California              Lehman Brothers Municipal
Municipal Fund Class C              Bond Index
11.1.95           10000                         10000
12.31.95          10290                         10264
7.31.961    10271                         10310
7.31.97           11324                         11367
7.31.98           11876                         12049
7.31.99           11963                         12395

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class CShares of the Fund at 7/31/994
1 Year  -0.24%        Life  4.90%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 10/31/88 for Class A, 4/30/93 for Class B and 10/31/95 for Class C. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.
---------------------------------
1 The Fund changed its fiscal year-end from December 31 to July 31. 2 The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
3Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge. 4 Class C shares of the Fund were first publicly offered on 11/1/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.


What are other key features of the Funds?

      The description of certain key features of the Funds below is supplemented by each Fund's Prospectus and Statement of Additional Information, which are incorporated by reference.

      Investment Management and Fees The Manager manages the assets of both Funds and makes their respective investment decisions. Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially the same except for fee rates.

      Main Street California Municipal Fund pays a management fee at the following annual rate: 0% when net assets are less than $25 million; 0.15% when net assets are $25 million or more but less than $50 million; 0.25% when net assets are $50 million or more but less than $75 million; 0.40% when net assets are $75 million or more but less than $100 million; and 0.55% when net assets are $100 million or more. Additionally, the Manager through April 1, 2000, voluntarily limited its fees to 0.40% of average annual net assets if the fund's assets were $100 million or more. That voluntary waiver was discontinued on April 1, 2000. With the voluntary limitation that was in place during the fund's last fiscal year ended August 31, 1999, the fund's management fee was 0.40% of average annual nets assets. Without that voluntary waiver, the management fee currently is 0.55%. The investment advisory agreement for the fund does not have any provisions that would decrease the management fee as the assets of the fund grow.

      Under its management agreement, California Municipal Fund pays the Manager a management fee equal to an annual rate of: 0.60% of the first $200 million, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average net assets in excess of $1 billion. California Municipal Fund's management fee for the year ended July 31, 1999, was 0.55% of the average annual net assets for each class of shares.

      Effective upon the Closing of the Reorganization, the management fee rate for Municipal Fund is expected to be 0.54% based on assets of the Fund as of [March 31, 2000]. Under the investment advisory agreement for California Municipal Fund, the management fee for the combined fund would be at a reduced rate if the assets of the combined fund significantly increased.

      For a detailed description of each Fund's investment management agreement, see section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

      Transfer Agency and Custody Services - Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services in its capacity as transfer agent and dividend paying agent. It acts on an "at-cost" basis. The terms of the transfer agency agreement for both Funds are substantially the same.

      The Bank of New York located at One Wall Street, New York, New York 10015, acts as custodian of the securities and other assets of California Municipal Fund. Citibank, N.A., located at 399 Park Avenue, New York, New York, 10043 acts as custodian of the securities and other assets of Main Street California Fund.

      Distribution Services - OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of both Funds, but is not obligated to sell a specific number of shares. California Municipal Fund has also adopted a Service Plan and Agreement under Rule 12b-1 for its Class A shares that compensates dealers for providing certain shareholder services at an annual rate up to 0.25% of average net assets of Class A shares of the Fund. Main Street California Municipal Fund does not have a Class A Service Plan and Agreement. Main Street California Municipal Fund has a Distribution and Service Plan under Rule 12b-1 for its Class B shares that reimburses the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of Class B shares. Under this Plan, Main Street California Municipal Fund pays the Distributor an asset-based sales charge at an annual rate up to 0.75% of net assets on its Class B shares. California Municipal Fund has also adopted a Distribution and Service Plan under Rule 12b-1 for its Class B shares to compensate dealers for services in connection with distribution. Under this Plan, the California Municipal Fund pays the Distributor an asset-based charge at an annual rate of 0.75% of net assets on its Class B shares, whether distribution expenses are more or less than the amounts paid by the Fund under the Plan during the period. Both Funds also pay an annual service fee of 0.25% of net assets on its Class B shares to the Distributor. The Distributor then uses these fees to compensate dealers for providing personal services and maintaining shareholder accounts. Over time, California Municipal Fund under its Plan may pay greater distribution expenses than Main Street California Municipal Fund.

      For a detailed description of each Fund's distribution-related services, see section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

      Purchases, Redemptions, Exchanges and other Shareholder Services - Both Funds have the same requirements and restrictions in connection with purchases, redemptions and exchanges. In addition, each Fund also offers the same level of shareholder services. More detailed information regarding purchases, redemptions, exchanges and shareholder services can be found below in the section "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

      Dividends and Distributions - Both Funds declare dividends separately for each class of shares from net tax-exempt income and/or net investment income each regular business day and pay those dividends to shareholders monthly on a date selected by the Boards of each Fund. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Funds from the purchase payment for those shares.

      For a detailed description of each Fund's policy on dividends and distribution, see section entitled "Comparison of Investment Objectives and Policies - How do the Account Features and Shareholder Services for the Funds Compare?"

What are the risks of an investment in the California Municipal Fund?

      As with most investments, investments in California Municipal Fund and Main Street California Municipal Fund involve risks. There can be no guarantee against loss resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. The risks associated with an investment in each Fund are similar and include risks associated with tax-exempt and other fixed income investments generally, such as interest rate and credit risks. There are, however, some distinctions in the investment programs of California Municipal Fund and Main Street California Municipal Fund, such as the variety of permitted investments and risks associated with such investments as measured by securities ratings.

      For more information about the risks of the Funds, see "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Objectives and Policies."


                         REASONS FOR THE REORGANIZATION


      The Company was originally established to market its series funds through various financial institutions in the State of California. As a result of this unique structure, Main Street California Municipal Fund did not impose a service fee on its Class A shares. As a result of changes in the marketing and selling of fund shares, the absence of a service plan for Class A shares of Main Street California Municipal Fund adversely impacts sales. The ability to effectively market and sell fund shares through Oppenheimer funds distribution channels generally requires a Service Plan on Class A shares. The Manager believes that the absence of a service plan for Class A shares of Main Street California Municipal Fund inhibits fund sales because of the lack of dealer compensation in connection with providing certain shareholder services.

       Under a Class A service plan in the OppenheimerFunds complex, the Distributor uses the fees it receives from a fund to pay brokers, dealers and other financial institutions for personal services and account maintenance services provided by such dealers to their customers. The services include, among others, answering customer inquiries about a fund, assisting in establishing and maintaining accounts in a fund, making a fund's investment plans available and providing other services at the request of a fund or the Distributor. The Distributor accordingly makes payments to these dealers quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the dealer or their customers.

      The Manager recommended a combination of Main Street California Municipal Fund with California Municipal Fund based on the fact that both Funds are essentially the same investment with the same portfolio management group, objective and investment policies. The Manager also asserted the importance of its service plans on Class A shares for the efficient distribution and delivery of shareholder services. It is the belief of the Manager that in order to effectively provide certain administrative and shareholder services, a service plan on Class A shares is essential. Without a service plan, the Manager believes sales of fund shares will suffer because dealers will be less willing to sell those shares without appropriate compensation. This is largely due to the fact that mutual fund distribution has changed making Rule 12b-1 service plans important for offering fund shares in a variety of new distribution channels. Therefore, the Manager indicated that regardless of the proposed reorganization, a service plan on Class A shares of Main Street California Municipal Fund would be proposed for Board and shareholder approval.

      The Board of Directors of the Company, on behalf of Main Street California Municipal Fund, recommend shareholders approve the Reorganization in order to combine Main Street California Municipal Fund with the larger California Municipal Fund. Although the Board considered alternatives, including a rejection of the proposal, it concluded that this reorganization is in the best interests of shareholders and the Fund. Because of the relatively low demand for Main Street California Municipal Fund, the Manager recommended to the Board of Directors of Main Street California Municipal Fund that its assets be sold to the larger California Municipal Fund. The Board reasoned that shareholders should notice very little, if any, investment and/or operational difference between the Funds because their investment objectives are virtually identical with substantially similar policies, managed by the same portfolio manager.

      The Reorganization was presented to the Board at a meeting held on February 29, 2000. At the meeting, the Board questioned management about the potential benefits and costs to shareholders of Main Street California Municipal Fund. While deciding whether to recommend approval of the Reorganization to shareholders, the Board considered, among other things: the expense ratios of Main Street California Municipal Fund and California Municipal Fund; the comparative investment performance of Main Street California Municipal Fund and California Municipal Fund; the investment objectives and policies, restrictions and investment practices of Main Street California Municipal Fund and California Municipal Fund; the additional class of shares available in California Municipal Fund; the tax consequences of the Reorganization; and the significant experience of the portfolio manager and Manager. After the Board Meeting, the Board also considered more current expense ratio information. The Board noted that shareholders should notice very little, if any, investment and/or operational differences between the Funds because their investment objectives are virtually identical with substantially similar investment policies, they are managed by the same portfolio manager, and their arrangements for the purchase, sale and/or exchange of shares are also substantially the same. The Board also noted that each Fund will pay for its own Reorganization expenses incurred, including the tax opinion, and that the Reorganization is expected to be tax-free to shareholders and the Funds.

      The Board concluded that the Reorganization is in the best interests of the shareholders of Main Street California Municipal Fund and that no dilution of value would result to shareholders from the Reorganization. The Directors approving the Reorganization and the Reorganization Agreement included a majority of the Directors who are not interested persons of Main Street California Municipal Fund or California Municipal Fund.

      The Board's conclusion was based on a number of factors, including that the Reorganization would permit shareholders to pursue their investment goals in a larger fund managed by the same portfolio manager. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. A fund with higher aggregate net assets may also be able to reduce or eliminate certain duplicative costs and expenses. However, certain variable expenses that are based on the value of assets or the number of shareholder accounts, such as custody and transfer agent fees, would be largely unaffected by the Reorganization.

      The Board considered the fact that the investment advisory agreement for California Municipal Fund provided for reductions in the management fees as the assets of the Fund grow. The investment advisory agreement for Main Street California Fund does not provide for a reduction in management fees as assets grow.

      The Board further noted that the expenses of Main Street California Municipal Fund are lower and its investment performance better than California Municipal Fund due in large part to two factors: (1) the Manager had voluntarily limited the investment advisory fee to 0.40% of average annual net assets instead of the full contractual rate of 0.55% of average annual net assets; and
(2) the Class A shares of Main Street California Municipal Fund do not pay a service fee. The Manager also advised the Board that it does not expect Main Street California Municipal Fund to grow, but expects it to have net redemptions because the Fund does not have a service plan for its Class A shares. The Manager has found it is necessary to have a service plan in order to sell shares in the current competitive environment. Without such a plan the Manager believes that net redemptions of shares will continue and eventually the expenses of Main Street California Municipal Fund will increase. The Board noted that, in their experience, service plans are common and important factors in helping attract and maintain assets and financial intermediaries to sell and service shares of a mutual fund.

      The Board considered that it could submit a service plan to Class A shareholders for approval. The Board, however, recognized that Main Street California Municipal Fund is a very small fund. The Manager advised that even with a service plan it would not expect the Fund to grow to a size approximating the size of the combined fund for a number of years.

      The Board noted that the Manager removed the voluntary investment management fee waiver of 0.15% of average annual net assets. The Board recognized that implementation of a service fee would add approximately 0.25% of average annual net assets to the Class A expense ratio. Therefore, the Class A and Class B expense ratios for the Funds would be essentially the same. Since the investment practices of each Fund are essentially the same, the yield of Main Street California Municipal Fund would be expected to track the yield of California Municipal Fund. The Board therefore concluded that the Reorganization would be in the shareholders' best interests because the combined fund should be large enough to have a better chance to enjoy any benefits that may come from economies of scale from a larger fund.

      The Board of California Municipal Fund also determined that the Reorganization was in the best interests of California Municipal Fund and its shareholders and that no dilution would result to those shareholders. California Municipal Fund shareholders do not vote on the Reorganization.

      For the reasons discussed above, the Board, on behalf of Main Street California Municipal Fund, recommends that you vote FOR the Reorganization Agreement. If the shareholders of Main Street California Municipal Fund do not approve the Reorganization Agreement, the Board may consider other possible courses of action for Main Street California Municipal Fund, including dissolution and liquidation.


                      INFORMATION ABOUT THE REORGANIZATION

            This is only a summary of the Reorganization Agreement. You should read the actual form of Reorganization Agreement. It is attached as Exhibit A.

How Will the Reorganization be Carried Out?

      If the shareholders of Main Street California Municipal Fund approve the Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Main Street California Municipal Fund and California Municipal Fund, including delivery of certain documents. The closing date is presently scheduled for October 19, 2000 and the valuation date is presently scheduled for October 18, 2000. If shareholders of Main Street California Municipal Fund do not approve the Reorganization Agreement, the Reorganization will not take place.

      If shareholders of Main Street California Municipal Fund approve the Reorganization Agreement, Main Street California Municipal Fund will deliver to California Municipal Fund substantially all of its assets on the closing date. In exchange, Main Street California Municipal Fund, will receive Class A and Class B California Municipal Fund shares that have a value equal to the dollar value of the assets delivered by Main Street California Municipal Fund to California Municipal Fund. Main Street California Municipal Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Main Street California Municipal Fund will be permanently closed at the close of business on the valuation date. Only redemption requests received in proper form on or before the close of business on the valuation date will be fulfilled by Main Street California Municipal Fund. Redemption requests received after that time will be considered requests to redeem shares of California Municipal Fund.

      Shareholders of Main Street California Municipal Fund who vote their Class A or Class B shares in favor of the Reorganization will be electing in effect to redeem their shares of Main Street California Municipal Fund at net asset value on the Valuation Date, after subtracting a Cash Reserve, and reinvest the proceeds in Class A or Class B shares of California Municipal Fund at net asset value. The Cash Reserve is that amount retained by Main Street California Municipal Fund which is deemed sufficient in the discretion of the Board for the payment of the Fund's outstanding debts and expenses of liquidation. California Municipal Fund is not assuming any debts of Main Street California Municipal Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Main Street California Municipal Fund will recognize capital gain or loss on any sales made prior to the Reorganization.
Under the Reorganization Agreement, within one year after the Closing Date, Main Street California Municipal Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to California Municipal Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Main Street California Municipal Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Main Street California Municipal Fund shares outstanding on the Valuation Date. If the Cash Reserve is insufficient to satisfy any of Main Street California Municipal Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the Closing Date, Main Street California Municipal Fund will complete its liquidation.

      Under the Reorganization Agreement, either Main Street California Municipal Fund or California Municipal Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened
(i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party.

      To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Main Street California Municipal Fund.

Who Will Pay the Expenses of the Reorganization?

      The Funds will bear the cost of their respective tax opinions. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each.

What are the Tax Consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from the Main Street California Municipal Fund and California Municipal Fund, it is expected to be the opinion of KPMG LLP, tax advisor to the Funds, that shareholders of Main Street California Municipal Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of California Municipal Fund and that shareholders of California Municipal Fund will not recognize any gain or loss upon receipt of Main Street California Municipal Funds' assets. In addition, neither Fund is expected to recognize a gain or loss as a result of the Reorganization.

      Immediately prior to the Valuation Date, Main Street California Municipal Fund will pay a dividend(s) which will have the effect of distributing to Main Street California Municipal Fund's shareholders all of Main Street California Municipal Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Main Street California Municipal Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

What should I know about California Municipal Fund - Class A and Class B shares?

      The rights of shareholders of both Funds are substantially the same. Class A and Class B shares of California Municipal Fund will be distributed to shareholders of Class A and Class B Main Street California Municipal Fund shareholders, respectively, in connection with the Reorganization. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no preemptive or conversion rights and will be transferable on the books of California Municipal Fund. Neither Fund permits cumulative voting. The shares of California Municipal Fund will be recorded electronically in each shareholder's account. California Municipal Fund will then send a confirmation to each shareholder. As described in its prospectus, California Municipal Fund does not issue share certificates for its Class B and Class C shares. Former Class A shareholders of Main Street California Municipal Fund who wish to have certificates representing their shares of California Municipal Fund must make a written request to the Transfer Agent. Shareholders of Main Street California Municipal Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former Class A shareholders of Main Street California Municipal Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of California Municipal Fund until the certificates have been returned.

      Like Main Street California Municipal Fund, California Municipal Fund does not routinely hold annual shareholder meetings.

What are the capitalizations of the Funds and what might the capitalization be after the Reorganization?

The following table sets forth the capitalization (unaudited) of Main Street California Municipal Fund and California Municipal Fund and indicates the pro forma combined capitalization as of March 31, 2000 as if the Reorganization had occurred on that date.

                                                                       Net Asset
                                                Shares                  Value
                              Net Assets        Outstanding       Per Share

Main Street California Municipal Fund
      Class A                 $97,049,913       8,167,937         $11.88
      Class B                 $26,290,660       2,214,930         $11.87


California Municipal Fund
      Class A                 $270,100,268            27,079,405        $9.97
      Class B                 $107,306,479            10,754,056        $9.98
      Class C                 $ 13,653,692             1,370,697        $9.96

California Municipal Fund
(Pro Forma Surviving Fund)
      Class A                 $367,150,181            36,813,599        $9.97
      Class B                 $133,597,139            13,388,391        $9.98
      Class C                 $ 13,653,692             1,370,697        $9.96


Reflects the issuance of 9,734,194 Class A shares and 2,634,335 Class B shares of California Municipal Fund in a tax-free exchange for the net assets of Main Street California Municipal Fund, aggregating $123,340,573.

                  COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This section describes key investment policies of Main Street California Municipal Fund and California Municipal Fund, and certain noteworthy differences between the investment objectives and policies of the two Funds. For a complete description of California Municipal Fund's investment policies and risks please review its prospectus dated November 22, 1999, which is attached to this Prospectus/Proxy Statement as Exhibit A.

Are there any significant differences between the investment objectives and strategies of the Funds?

      Information about Main Street California Municipal Fund and California Municipal Fund is presented below. In considering whether to approve the Reorganization, shareholders of Main Street California Municipal Fund should consider the differences in investment objectives, policies and risks of the funds. Additional information about California Municipal Fund is set forth in its Prospectus, accompanying this Prospectus/Proxy Statement and incorporated herein by reference, and additional information about both funds is set forth in documents that may be obtained upon request of the Transfer Agent or upon review at the offices of the SEC. See "Information about Main Street California Municipal Fund" and "Information about California Municipal Fund".

      Main Street California Municipal Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. California Municipal Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The investment policies of the funds differ slightly. Both funds invest mainly in California municipal securities that pay interest exempt from federal and California personal income taxes. As a fundamental policy, Main Street California Municipal Fund invests at least 80% of its total assets in California municipal securities under normal market conditions. As a fundamental policy under normal market conditions, California Municipal Fund invests at least 80% of its assets in municipal securities. Under normal market conditions, the California Municipal Fund as a matter of non-fundamental policy attempts to invest 100% of its assets in municipal securities and invest at least 65% of its total assets in California municipal securities. Both funds do not limit their investments to securities of a particular maturity range, and may hold both short- and long-term securities. They currently focus on longer-term securities to seek higher yields.

      The Funds generally do not dispose of their municipal securities prior to their maturity, but may do so for liquidity, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In such a case, the Funds could experience a capital gain or loss on the sale.

How Do the Investment Policies of the Funds compare?

      Municipal Securities. The municipal securities that both funds invest in primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Both funds invest mainly in California municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to California personal income tax. The debt obligations are issued by the State of California and its political subdivisions (such as cities, towns, counties, agencies and authorities). The term "California municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to California personal income tax.

      The funds can also buy other municipal securities, issued by the governments of the District of Columbia and of other states as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      The funds can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The funds can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

      Ratings of Municipal Securities the Fund Buys. Most of the municipal securities both funds buy are "investment-grade" at the time of purchase. Neither fund invests more than 25% of its total assets in municipal securities that at the time of purchase are not investment-grade. "Investment-grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch or Duff & Phelps or other nationally recognized rating organizations, or (if unrated) judged by the Manager to be comparable to rated investment-grade securities.

      The Manager may rely to some extent on credit ratings by nationally-recognized rating organizations in evaluating the credit risk of securities selected for either fund's portfolio. It also uses its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

If the securities are not rated, the Manager will use its judgment to assign a rating to a security comparable to that of a rating agency. Main Street California Municipal Fund limits its investments in unrated securities to not more than 20% of its total assets. If the rating of a security is reduced after either fund buys it, that fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the fund's portfolio.

      Special Credit Risks of Lower-Grade Securities. Lower-grade municipal securities (these are sometimes called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade municipal securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations. Please refer to each Fund's Prospectus and Statement of Additional Information for a more detailed explanation.

      Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. Both funds can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

      Other Investment Strategies. To seek their objectives, the funds can also use the investment techniques and strategies described below. The funds might not always use all of them. These techniques have certain risks although some are designed to help reduce overall investment or market risks.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.

Certain variable rate bonds known as "inverse floaters" pay interest rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the fund will have paid an additional amount for a feature that proves worthless. Neither fund can invest more than 20% of its total assets in inverse floaters.

Other Derivatives. Both funds can also invest in other derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are hedging instruments, interest rate swaps, municipal bond indices or swap indices.

Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the fund's share prices could fall. Certain derivative investments held by the fund might be illiquid.

Hedging. Both funds can buy and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." Neither fund uses hedging for speculative purposes and both funds have limits on their use of hedging instruments. The Funds do not use hedging instruments to a substantial degree and are not required to use them in seeking their objective.

Hedging involves risk. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the fund's return. The funds could also experience losses if the prices of its futures and options positions were not correlated with their other investments or if they could not close out a position because of an illiquid market for the future or option.

Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The funds could be obligated to pay more under their swap agreements than they receive under them, as a result of interest rate changes. Main Street California Municipal Fund may not enter into swaps with respect to more than 25% of its total assets.

When-Issued and Delayed-Delivery Transactions. Both funds may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the funds if the value of the security declines prior to the settlement date.

Puts and Stand-By Commitments. Both funds can acquire "stand-by commitments" or "puts" with respect to municipal securities. The funds obtain the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. Both funds acquire stand-by commitments or puts solely to enhance portfolio liquidity

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Neither fund will invest more than 15% of its net assets in illiquid securities. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. Certain restricted securities that are eligible for resale to qualified institutional buyers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. California Municipal Fund cannot buy securities that have a restriction on resale.

Temporary Defensive Investments. Both funds can invest up to 100% of their total assets in temporary defensive investments during periods of unusual market conditions. Generally, they would be short-term municipal securities but could be U.S. government securities or highly-rated corporate debt securities. The income from some temporary defensive investments may not be tax-exempt, and therefore when making those investments the funds might not achieve their objectives. The funds can also hold cash and cash equivalents pending the investment of proceeds from the sale of fund shares or portfolio securities or to meet anticipated redemptions of fund shares.

Loans of Portfolio Securities. Both funds can lend their portfolio securities to brokers, dealers and other financial institutions. The fund might do so to raise cash for liquidity purposes. These loans are limited to not more than 10% of the value of the Main Street California Municipal Fund's net assets and not more than 25% of the value of California Municipal Fund's total assets. There are risks in connection with securities lending. The fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. Neither fund presently intends to engage in loans of securities that will exceed 5% of the value of that fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

The fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the fund.

When it lends securities, the fund receives amounts equal to the dividends or interest on the loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The fund can pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the fund's loans must meet applicable tests under the Internal Revenue Code and must permit the fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Zero-Coupon Securities. Both funds can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

Repurchase Agreements. Both funds can acquire securities subject to repurchase agreements. They may do so for liquidity purposes to meet anticipated redemptions of fund shares, or pending the investment of the proceeds from sales of fund shares, or pending the settlement of portfolio securities transactions. In a repurchase transaction, the fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect.

Repurchase agreements having a maturity beyond seven days are subject to the funds' limits on holding illiquid investments. There is no limit on the amount of the funds' net assets that may be subject to repurchase agreements of seven days or less. Because income earned on repurchase transactions is not tax-exempt, under normal market conditions the funds will limit their repurchase transactions to 20% of their total assets. That limit may be exceeded if the funds use repurchase agreements as temporary defensive investments.

Borrowing. Main Street California Municipal Fund can borrow up to 10% of the value of its total assets. It can borrow only as a temporary measure for extraordinary or emergency purposes. It cannot make any investment when borrowings exceed 5% of its total assets. Main Street California Municipal Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times while a borrowing is outstanding. Interest on borrowed money is an expense the fund would not otherwise incur, so that it might have reduced net income during periods of substantial borrowings.

What are the fundamental investment restrictions of the Funds?

      Both Main Street California Municipal Fund and California Municipal Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the funds and are discussed below.

o Neither fund can lend money except in connection with the acquisition of debt securities which its investment policies and restrictions permit it to purchase. Both funds can also make loans of portfolio securities, subject to the restrictions listed in each funds' Statement of Additional Information and summarized above.

o Neither fund can concentrate investments. That means they cannot invest 25% or more of their total assets in any industry. However, there is no limitation on investments in municipal securities, obligations issued by the State of California or its subdivisions, agencies, authorities or instrumentalities, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

o Main Street California Municipal Fund cannot invest in any other securities other than municipal securities, temporary defensive investments and hedging instruments.

o California Municpal Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in its Prospectus or this Statement of Additional Information.

o California Municipal Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

o Main Street California Municipal Fund cannot invest in interests in oil or gas exploration or development programs or in commodities. However, it can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

o Neither fund can invest in real estate or in interests in real estate. However, Main Street California Municipal Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts). Additionally, California Municipal Fund can invest in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

o Neither fund can purchase securities on margin. However, they can make margin deposits when using hedging instruments permitted by any of their other policies. Additionally, California Municipal Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities.

o California Municipal Fund cannot sell securities short.

o Main Street California Municipal Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

o Neither fund can underwrite securities of other companies. A permitted exception for Main Street California Fund is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

o California Municipal Fund cannot invest in securities that are subject to restrictions on resale.

o Neither fund can invest in or hold securities of any issuer if officers and directors or trustees of the funds or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

o Main Street California Municipal Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies. Additionally, it cannot make any such investment at commission rates in excess of normal brokerage commissions.

o California Municipal Fund cannot invest in securities of any other investment company, except in connection with a merger with another investment company.

o Neither fund can pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. Collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

o Neither fund can issue "senior securities," but this does not prohibit certain investment activities for which assets of the funds are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

o California Municipal Fund cannot borrow money in excess of 10% of the value of its total assets. It cannot buy any additional investments when borrowings exceed 5% of its assets. It may borrow only from banks as a temporary measure for extraordinary or emergency purposes, and not for the purpose of leveraging its investments.


What are the risk factors associated with investment in the Funds?

      Like all investments, an investment in both of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. These risks collectively form the risk profiles of the funds, and can affect the value of the funds' investments, investment performance and prices per share. These risks mean that you can lose money by investing in either fund. When you redeem your shares, they may be worth more or less than what you paid for them. The risks of the Funds are basically the same as those of other investments in municipal securities and other in fixed income securities of similar quality and characteristic.

      Credit Risk. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the fund's income may be reduced, and if the issuer fails to repay principal, the value of that security and of the fund's shares may be reduced. Because both funds can invest as much as 25% of their total assets in municipal securities below investment-grade to seek higher income, the credit risks of both funds are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

      Interest Rate Risks. Municipal securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. Both funds currently focus on longer-term securities to seek higher income. Therefore, the share prices of both funds may fluctuate more when interest rates change.

      Risks Of Non-Diversification. Both funds are "non-diversified." That means that compared to funds that are diversified, they can invest a greater portion of their assets in the securities of one issuer, such as bonds issued by the State of California. Having a higher percentage of their assets invested in the securities of fewer issuers, particularly obligations of government issuers of one state, could result in greater fluctuations of both funds' share prices due to economic, regulatory or political problems in California.

      Risks In Using Derivative Investments. Both funds can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives both funds may use. If the issuer of the derivative investment does not pay the amount due, the funds can lose money on their investments. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the funds will get less income than expected or their share price could decline. To try to preserve capital, the both funds have limits on the amount of particular types of derivatives they can hold.

      Special Credit Risks of Lower-Grade Securities. Both funds can invest up to 25 % of their total assets in municipal securities that are below investment grade. Lower-grade municipal securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade municipal securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations.

How do the Account Features and Shareholder Services for the Funds Compare?

      Investment Management- Pursuant to each investment advisory agreement, the Manager acts as the investment advisor for the funds and supervises the investment program of the funds. The investment advisory agreements state that the Manager will provide administrative services for the funds, including compilation and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the funds with office space, facilities and equipment and arrange for its employees to serve as officers the funds. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense.

      Expenses not expressly assumed by the Manager under each fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the funds. The investment advisory agreements list examples of expenses paid by the funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

Both investment advisory agreements state that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. The agreements permit the Manager to act as investment advisor for any other person, firm or corporation. Pursuant to each agreement, the Manager is permitted to use the names "Oppenheimer" and/or "Main Street" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the funds, the Manager may withdraw the right of the funds to use the names "Oppenheimer" and/or "Main Street" as part of their names.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $120 billion in assets as of March 31, 2000, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for both Main Street California Municipal Fund and California Municipal Fund and for certain other open-end funds managed by the Manager and its affiliates.

      Distribution - Pursuant to a General Distributor's Agreement, the Distributor acts as principal underwriter in a continuous public offering of shares of both Main Street California Municipal Fund and California Municipal Fund, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor, except for those which Distributor is paid under each Fund's Rule 12b-1 Distribution and Service Plan described below.

      California Municipal Fund has adopted a Service Plan and Agreement under Rule 12b-1 of the Investment Company Act for its Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the plan, payment is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the California Municipal Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

      Main Street California Municipal Fund does not have a Service Plan for its Class A shares. If the Reorganization is approved, this would be an additional expense borne by the Class A shareholders. It is believed that the existence of a Service Plan that compensates brokers for providing personal services and maintenance of accounts makes the fund a more attractive investment and thus helps to generate future sales to help the fund's assets grow. As explained above, as the fund's assets grow, the management fee of the combined fund would decrease.

      Both Funds have adopted Distribution and Service Plans under Rule 12b-1 of the 1940 Act for their Class B shares and California Municipal Fund has a similar plan for its Class C shares. Main Street California Municipal Fund's Plan reimburses the Distributor for its services and costs in distributing Class B shares. California Municipal Fund's Plan compensates the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under Main Street California Fund's Plan, it pays the Distributor an asset-based sales charge at an annual rate of up to 0.75% per year. In the case of California Municipal Fund, it pays the Distributor an asset-based sales charge at an annual rate of 0.75% per year. The Distributor also receives a service fee of 0.25% per year under each plan. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each Fund. The Class B asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker-dealer as an ongoing concession for shares that have been outstanding for a year or more.

      The Distributor uses all of the service fees to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the funds. The Class B asset-based sales charge is retained by the Distributor. After the first year, the Class C asset-based sales charge is paid to the broker dealer as an ongoing concession for shares that have been outstanding for a year or more. The terms of the Class B plans are substantially the same.

      Purchases and Redemptions - Both Funds are part of the OppenheimerFunds complex of funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are the same. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

      Both Funds have a maximum initial sales charge of 4.75% on Class A shares for purchases of less than $50,000. The sales charge of 4.75% is reduced for purchases of Class A shares of $50,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if the shares are sold within 12 calendar months from the end of the calendar month during which they were purchased. Class B shares of the funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares sold in the first year and declines to 1% in the sixth year and is eliminated after that.

      Class A and Class B shares of California Municipal Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Main Street California Municipal Fund shares exchanged for California Municipal Fund shares as a result of the Reorganization. However, any CDSC that applies to Main Street California Municipal Fund shares will continue to apply to California Municipal Fund shares received in the Reorganization. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds that offer Class A and Class B shares, and reinvestment privileges. Please see "Shareholder Services," below and each fund's Prospectus for further information.

      Shareholder Services-- Both Funds offer the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $25, respectively. Both Funds also offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone redemption and exchange privileges.

      Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink) and through the Internet. Exchanges can also be made by telephone, or automatically through PhoneLink or through the OppenheimerFunds Internet website. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other Oppenheimer funds. Shareholders of the funds may redeem their shares by written request, by telephone request in an amount up to $100,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on Internet or telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink or the OppenheimerFunds Internet website. Shareholders of Main Street California Municipal Fund may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of California Municipal Fund do not have this option but can still have the proceeds sent to their bank account through the ACH system. Shareholders of both funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the funds or other Oppenheimer funds without paying a sales charge. California Municipal Fund may redeem accounts valued at less than $500 if the account has fallen below such stated amount for reasons other than market value fluctuations and Main Street California Municipal Fund may redeem accounts less then $200 under the same conditions. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

      Dividends and Distributions - Both Funds attempt to pay dividends on their Class A shares at a constant per share level. There is no assurance that they will be able to do so. The Boards of the Funds may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of dividends and the distributions paid on Class A, Class B or Class C shares may vary over time, depending on market conditions, the composition of the Funds' portfolios, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than those paid on Class B or Class C shares, which normally have higher expenses than Class A. There can be no guarantee that either Fund will pay any dividends or distributions.

      Although neither Fund seeks capital gains, either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.


                               VOTING INFORMATION

How many votes are necessary to approve the Reorganization Agreement?

      The affirmative vote of the holders of a majority of the total number of shares of Main Street California Municipal Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Main Street California Municipal Fund held on the Record Date. If sufficient votes to approve the proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. The holders of a majority of shares entitled to vote at the Meeting and present in person of by proxy (whether or not sufficient to constitute a quorum) may adjourn the Meeting to permit further solicitation of proxies.

How do I ensure my vote is accurately recorded?

      You can vote in either of two ways:

o     By mail, with the enclosed proxy card.
o     In person at the Meeting.

A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

Can I revoke my proxy?

      Yes. You may revoke your proxy at any time before it is voted by (i) writing to the Secretary of Main Street California Municipal Fund at 6803 South Tucson Way, Englewood, Colorado 80112 (if received in time to be acted upon);
(ii) attending the Meeting and voting in person; or (iii) signing and returning a later-dated proxy (if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

      The Board of Directors of the Company on behalf of Main Street California Municipal Fund does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matters legally come before the Meeting, the proxy ballot confers discretionary authority with respect to such matters, and it is the intention of the person named to vote proxies to vote in accordance with their judgment in such matters.

Who is entitled to vote?

      Shareholders of record of Main Street California Municipal Fund at the close of business on October __, 2000 (the "record date") will be entitled to vote at the Meeting. On the record date, there were __________ outstanding shares of Main Street California Municipal Fund, consisting of _______________ Class A shares and ______________ Class B shares. On the record date, there were ___________ outstanding shares of California Municipal Fund, consisting of
_____________ Class A shares, _____________ Class B shares and ___________ Class
C shares. Under relevant state law and the Company's charter documents, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved. For purposes of the Meeting, a majority of shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum. California Municipal Fund shareholders do not vote on the Reorganization.

What other solicitations will be made?

      Main Street California Municipal Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Main Street California Municipal Fund may reimburse broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers of Main Street California Municipal Fund or officers and employees of OppenheimerFunds Services, without extra pay, may conduct additional solicitations personally or by telephone or telegraph. Any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Main Street California Municipal Fund's expense.

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the quorum, but will have the same effect as a vote "against" the Proposal.

Are there appraisal rights?

      No. Under the 1940 Act, shareholders do not have rights of appraisal as a result of the Reorganization. Although appraisal rights are unavailable, you have the right to redeem your shares at net asset value until the closing date. After the closing date, you may redeem your new California Municipal Fund shares or exchange them into shares of certain other funds in the OppenheimerFunds complex, subject to the terms of the prospectus of the fund being acquired.

                       INFORMATION ABOUT CALIFORNIA MUNICIPAL FUND

      Information about California Municipal Fund is included in the California Municipal Bond Fund's Prospectus, which is attached to and considered a part of this Proxy Statement and Prospectus. Additional information about California Municipal Fund is included in California Municipal Bond Fund's Statement of Additional Information dated November 22, 1999, Annual Report dated July 31, 1999 and Semi-Annual Report dated January 31, 2000, which have been filed with the SEC and are incorporated herein by reference. You may request a free copy of these materials and other information by calling 1.800.525.7048 or by writing to California Municipal Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. California Municipal Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet website at http:\\www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                 INFORMATION ABOUT MAIN STREET CALIFORNIA MUNICIPAL FUND

      Information about Main Street California Municipal Fund is included in the current Main Street California Municipal Fund's Prospectus. This document has been filed with the SEC and is incorporated by reference herein. Additional information about Main Street California Municipal Fund is also included in the Fund's Statement of Additional Information, Annual Report dated August 31, 1999 and Semi-Annual Report dated February 29, 2000, which have been filed with the SEC and are incorporated by reference herein. You may request free copies of these or other documents relating to Main Street California Municipal by calling
1.800.525.7048 or by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, CO 80217. Reports and other information filed by Main Street California Municipal Fund can be inspected and copied at: the SEC's Public Reference Room in Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's Internet web-site at http:\\www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                  PRINCIPAL SHAREHOLDERS

      As of the record date, the officers and Directors of the Company, as a group, owned less than 1% of the outstanding voting shares of Main Street California Municipal Fund and California Municipal Fund. To the knowledge of Main Street California Municipal Fund, no person owned (beneficially or of record) 5% or more of the outstanding shares of Main Street California Municipal Fund. To the knowledge of California Municipal Fund, no person owned (beneficially or of record) 5% or more of the outstanding shares of California Municipal Fund except for MLPF&S for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32446, who held 718,673.483 or 6.86% of the outstanding Class B shares and 223,875.065 or 17.30% of the outstanding Class C shares.


By Order of the Board of Trustees


Andrew J. Donohue, Secretary

September __, 2000

                         EXHIBITS TO THE COMBINED PROXY
                            STATEMENT AND PROSPECTUS

Exhibit

A    Agreement and Plan of Reorganization between Oppenheimer Main Street Funds,
      Inc. on behalf of Oppenheimer Main Street California Municipal Fund and Oppenheimer California Municipal Fund

                                                                       EXHIBIT A



                      AGREEMENT AND PLAN OF REORGANIZATION



          AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ____________, 2000 by and between Oppenheimer Main Street Funds, Inc. (the "Company") on behalf of its series, Oppenheimer Main Street California Municipal Fund ("Main Street California Municipal Fund"), a Maryland Corporation and Oppenheimer California Municipal Fund ("California Municipal Fund"), a Massachusetts business trust.

                                 W I T N E S S E T H:

     WHEREAS, the parties are each open-end investment companies of the management type; and

          WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Main Street California Municipal Fund through the acquisition by California Municipal Fund of substantially all of the assets of Main Street California Municipal Fund in exchange for the voting shares of beneficial interest ("shares") of Class A and Class B shares of California Municipal Fund and the assumption by California Municipal Fund of certain liabilities of Main Street California Municipal Fund, which Class A and Class B shares of California Municipal Fund are to be distributed by Main Street California Municipal Fund pro rata to its shareholders in complete liquidation of Main Street California Municipal Fund and complete cancellation of its shares;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

          1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by California Municipal Fund of substantially all of the assets of Main Street California Municipal Fund in exchange for Class A and Class B shares of California Municipal Fund and the assumption by California Municipal Fund of certain liabilities of Main Street California Municipal Fund, followed by the distribution of such Class A and Class B shares of California Municipal Fund to the Class A and Class B shareholders of Main Street California Municipal Fund in exchange for their Class A and Class B shares of Main Street California Municipal Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

                The share transfer books of Main Street California Municipal Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Main Street California Municipal Fund; redemption requests received by Main Street California Municipal Fund after that date shall be treated as requests for the redemption of the shares of California Municipal Fund to be distributed to the shareholder in question as provided in Section 5 hereof.


      2. On the Closing Date (as hereinafter defined), all of the assets of Main Street California Municipal Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Main Street California Municipal Fund sufficient in its discretion for the payment of the expenses of Main Street California Municipal Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to California Municipal Fund, in exchange for and against delivery to the Company on behalf of Main Street California Municipal Fund on the Closing Date of a number of Class A and Class B shares of California Municipal Fund, having an aggregate net asset value equal to the value of the assets of Main Street California Municipal Fund so transferred and delivered.

      3. The net asset value of Class A and Class B shares of California Municipal Fund and the value of the assets of Main Street California Municipal Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A and Class B shares of California Municipal Fund and the Class A and Class B shares of Main Street California Municipal Fund shall be done in the manner used by California Municipal Fund and Main Street California Municipal Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by California Municipal Fund in such computation shall be applied to the valuation of the assets of Main Street California Municipal Fund to be transferred to California Municipal Fund.

            Main Street California Municipal Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Main Street California Municipal Fund's shareholders all of Main Street California Municipal Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on _______________ or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

    5. In conjunction with the Closing, Main Street California Municipal Fund shall distribute on a pro rata basis to the shareholders of Main Street California Municipal Fund as of the Valuation Date Class A and Class B shares of California Municipal Fund received by Main Street California Municipal Fund on the Closing Date in exchange for the assets of Main Street California Municipal Fund in complete liquidation of Main Street California Municipal Fund; for the purpose of the distribution by Main Street California Municipal Fund of Class A and Class B shares of California Municipal Fund to Main Street California Municipal Fund's shareholders, California Municipal Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A and Class B shares of California Municipal Fund on the books of California Municipal Fund to each Class A and Class B shareholder of Main Street California Municipal Fund in accordance with a list (the "Shareholder List") of Main Street California Municipal Fund shareholders received from Main Street California Municipal Fund; and
    (b) confirm an appropriate number of Class A and Class B shares of California Municipal Fund to each Class A and Class B shareholder of Main Street California Municipal Fund; certificates for Class A and Class B shares of California Municipal Fund will be issued upon written request of a former shareholder of Main Street California Municipal Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of California Municipal Fund.

            The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Main Street California Municipal Fund, indicating his or her share balance. Main Street California Municipal Fund agrees to supply the Shareholder List to California Municipal Fund not later than the Closing Date. Shareholders of Main Street California Municipal Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of California Municipal Fund which they received.

      6. Within one year after the Closing Date, the Company on behalf of Main Street California Municipal Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to California Municipal Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Main Street California Municipal Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Main Street California Municipal Fund outstanding on the Valuation Date.

      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, California Municipal Fund will be in compliance with all of its investment policies and restrictions. At the Closing, the Company on behalf of Main Street California Municipal Fund shall deliver to California Municipal Fund two copies of a list setting forth the securities then owned by Main Street California Municipal Fund. Promptly after the Closing, the Company on behalf of Main Street California Municipal Fund shall provide California Municipal Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to California Municipal Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Main Street California Municipal Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by the Company on behalf of Main Street California Municipal Fund on the Closing Date to California Municipal Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of California Municipal Fund for the account of California Municipal Fund. Class A and Class B shares of California Municipal Fund representing the number of Class A and Class B shares of California Municipal Fund being delivered against the assets of Main Street California Municipal Fund, registered in the name of Main Street California Municipal Fund, shall be transferred to Main Street California Municipal Fund on the Closing Date. Such shares shall thereupon be assigned by Main Street California Municipal Fund to its shareholders so that the shares of California Municipal Fund may be distributed as provided in Section 5.

      If, at the Closing Date, Main Street California Municipal Fund is unable to make delivery under this Section 8 to California Municipal Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Main Street California Municipal Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Main Street California Municipal Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Main Street California Municipal Fund will deliver to California Municipal Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to California Municipal Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by California Municipal Fund.

      9. California Municipal Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Main Street California Municipal Fund, but Main Street California Municipal Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Main Street California Municipal Fund. Main Street California Municipal Fund and
    California Municipal Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of California Municipal Fund and Main Street California Municipal Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Main Street California Municipal Fund and California Municipal Fund, respectively, in the amounts so incurred by each.

     10. The obligations of California Municipal Fund hereunder shall be subject to the following conditions:

      A. The Board of Directors of the Company on behalf of Main Street California Municipal Fund, shall have authorized the execution of the Agreement, and the shareholders of Main Street California Municipal Fund shall have approved the Agreement and the transactions contemplated hereby, and the Company on behalf of Main Street California Municipal Fund shall have furnished to California Municipal Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Company on behalf of Main Street California Municipal Fund; such shareholder approval shall have been by the affirmative vote required by the Maryland General Corporation Law and its charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. California Municipal Fund shall have received an opinion dated as of the Closing Date from counsel to Main Street California Municipal Fund, to the effect that (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on the Company on behalf of Main Street California Municipal Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by the Company on behalf of Main Street California Municipal Fund. Maryland counsel may be relied upon for this opinion.

      C. The representations and warranties of the Company on behalf of Main Street California Municipal Fund contained herein shall be true and correct at and as of the Closing Date, and California Municipal Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Main Street California Municipal Fund, dated the Closing Date, to that effect.

D. On the Closing Date, Main Street California Municipal Fund shall have furnished to California Municipal Fund a certificate of the Treasurer or Assistant Treasurer of the Company on behalf of Main Street California Municipal Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Main Street California Municipal Fund as of the Closing Date.

      E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Main Street California Municipal Fund at the close of business on the Valuation Date.

      F. A Registration Statement on Form N-14 filed by California Municipal Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      G. On the Closing Date, California Municipal Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to California Municipal Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Main Street California Municipal Fund arising out of litigation brought against Main Street California Municipal Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Main Street California Municipal Fund delivered to California Municipal Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

       H. California Municipal Fund shall have received an opinion, dated the Closing Date, of KPMG LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

      I. California Municipal Fund shall have received at the Closing all of the assets of Main Street California Municipal Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

       11. The obligations of Main Street California Municipal Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of California Municipal Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and California Municipal Fund shall have furnished to Main Street California Municipal Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of California Municipal Fund.

      B. Main Street California Municipal Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by the Maryland General Corporation Law and its charter documents and Main Street California Municipal Fund shall have furnished California Municipal Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Main Street California Municipal Fund.

      C. Main Street California Municipal Fund shall have received an opinion dated as of the Closing Date from counsel to California Municipal Fund, to the effect that (i) California Municipal Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon California Municipal Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by California Municipal Fund, and (iii) the shares of California Municipal Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable. Massachusetts counsel may be relied upon for this opinion.

      D. The representations and warranties of California Municipal Fund contained herein shall be true and correct at and as of the Closing Date, and Main Street California Municipal Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of the Trust to that effect dated the Closing Date.

      E. Main Street California Municipal Fund shall have received an opinion of KPMG LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Main Street California Municipal Fund's representation that there is no plan or intention by any Main Street California Municipal Fund shareholder who owns 5% or more of Main Street California Municipal Fund's outstanding shares, and, to Main Street California Municipal Fund's best knowledge, there is no plan or intention on the part of the remaining Main Street California Municipal Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of California Municipal Fund shares received in the transaction that would reduce Main Street California Municipal Fund shareholders' ownership of California Municipal Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Main Street California Municipal Fund shares as of the same date, and (ii) the representation by each of Main Street California Municipal Fund and California Municipal Fund that, as of the Closing Date, Main Street California Municipal Fund and California Municipal Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

      1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

      2. Main Street California Municipal Fund and California Municipal Fund will each qualify as a "party to a reorganization" within the meaning of
    Section 368(b)(2) of the Code.

      3. No gain or loss will be recognized by the shareholders of Main Street California Municipal Fund upon the distribution of Class A and Class B shares of beneficial interest in California Municipal Fund to the shareholders of Main Street California Municipal Fund pursuant to Section 354 of the Code.

      4. Under Section 361(a) of the Code no gain or loss will be recognized by Main Street California Municipal Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B and Class C shares of California Municipal Fund.

      5. Under Section 1032 of the Code no gain or loss will be recognized by California Municipal Fund by reason of the transfer of substantially all of Main Street California Municipal Fund's assets in exchange for Class A and Class B shares of California Municipal Fund and California Municipal Fund's assumption of certain liabilities of Main Street California Municipal Fund.

      6. The shareholders of Main Street California Municipal Fund will have the same tax basis and holding period for the Class A and Class B shares of beneficial interest in California Municipal Fund that they receive as they had for Main Street California Municipal Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

      7. The securities transferred by the Company on behalf of Main Street California Municipal Fund to California Municipal Fund will have the same tax basis and holding period in the hands of California Municipal Fund as they had for Main Street California Municipal Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

      F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Main Street California Municipal Fund at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by California Municipal Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

      H. On the Closing Date, Main Street California Municipal Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Main Street California Municipal Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of California Municipal Fund arising out of litigation brought against California Municipal Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of California Municipal Fund delivered to Main Street California Municipal Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      I. The Company on behalf of Main Street California Municipal Fund shall acknowledge receipt of the Class A and Class B shares of California Municipal Fund.

       12. The Company on behalf of Main Street California Municipal Fund hereby represents and warrants that:

      A. The financial statements of Main Street California Municipal Fund as of August 31, 1999 (audited) heretofore furnished to California Municipal Fund, present fairly the financial position, results of operations, and changes in net assets of Main Street California Municipal Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from August 31, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Main Street California Municipal Fund, it being agreed that a decrease in the size of Main Street California Municipal Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Main Street California Municipal Fund's shareholders, the Company on behalf of Main Street California Municipal Fund has authority to transfer all of the assets of Main Street California Municipal Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C. The Prospectus, as amended and supplemented, contained in the Company's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D. There is no material contingent liability of Main Street California Municipal Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Main Street California Municipal Fund, threatened against Main Street California Municipal Fund, not reflected in such Prospectus;

     E. Except for the Agreement, there are no material contracts outstanding to which Main Street California Municipal Fund is a party other than those ordinary in the conduct of its business;

      F. The Company is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Main Street California Municipal Fund is a series of the Company that is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of Main Street California Municipal Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of the Company on behalf of Main Street California Municipal Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Main Street California Municipal Fund ended August 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

      H. The Company on behalf of Main Street California Municipal Fund has elected that Main Street California Municipal Fund be treated as a regulated investment company and, for each fiscal year of its operations, Main Street California Municipal Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Main Street California Municipal Fund intends to meet such requirements with respect to its current taxable year.

13.   California Municipal Fund hereby represents and warrants that:

A. The financial statements of California Municipal Fund as at July 31, 1999 (audited) heretofore furnished to Main Street California Municipal Fund, present fairly the financial position, results of operations, and changes in net assets of California Municipal Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from July 31, 1999 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of California Municipal Fund, it being understood that a decrease in the size of California Municipal Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B. The Prospectus, as amended and supplemented, contained in California Municipal Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of California Municipal Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of California Municipal Fund, threatened against California Municipal Fund, not reflected in such Prospectus;

     D. There are no material contracts outstanding to which California Municipal Fund is a party other than those ordinary in the conduct of its business;

      E. California Municipal Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; California Municipal Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A and Class B shares of California Municipal Fund which it issues to the Company on behalf of Main Street California Municipal Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in California Municipal Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and California Municipal Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

     E. All federal and other tax returns and reports of California Municipal Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of California Municipal Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of California Municipal Fund ended July 31, 1999 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. California Municipal Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, California Municipal Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and California Municipal Fund intends to meet such requirements with respect to its current taxable year;

      H. California Municipal Fund has no plan or intention (i) to dispose of any of the assets transferred by Main Street California Municipal Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A and Class B shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

     I. After  consummation of the  transactions  contemplated by the Agreement,
     California   Municipal   Fund   intends  to  operate  its   business  in  a
     substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. California Municipal Fund hereby represents to and covenants with Main Street California Municipal Fund that, if the reorganization becomes effective, California Municipal Fund will treat each shareholder of Main Street California Municipal Fund who received any of California Municipal Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of California Municipal Fund received by such shareholder for the purpose of making additional investments in shares of California Municipal Fund, regardless of the value of the shares of California Municipal Fund received.

      15. California Municipal Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. The Company on behalf of Main Street California Municipal Fund covenants and agrees to liquidate and dissolve as soon as practicable to the extent required under the laws of the State of Maryland, and, upon Closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement, provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. California Municipal Fund understands that the obligations of the Company on behalf of Main Street California Municipal Fund under the Agreement are not binding upon any Director or shareholder of Main Street California Municipal Fund personally, but bind only Main Street California Municipal Fund and Main Street California Municipal Fund's property.

      20. The Company on behalf of Main Street California Municipal Fund understands that the obligations of California Municipal Fund under the Agreement are not binding upon any trustee or shareholder of California Municipal Fund personally, but bind only California Municipal Fund and California Municipal Fund's property. The Company on behalf of Main Street California Municipal Fund represents that it has notice of the provisions of the Declaration of Trust of California Municipal Fund disclaiming shareholder and trustee liability for acts or obligations of California Municipal Fund.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

            OPPENHEIMER MAIN STREET FUNDS, INC., on behalf of
            MAIN STREET CALIFORNIA MUNICIPAL FUND


                  By:_________________________________________
                        Andrew Donohue
                        Secretary

                  OPPENHEIMER  CALIFORNIA MUNICIPAL FUND


                  By: ________________________________________
                        Andrew J. Donohue
                        Secretary

                  Oppenheimer Main Street California Municipal Fund
        Proxy For Special Shareholders Meeting To Be Held [October 12, 2000]

The undersigned shareholder of Oppenheimer Main Street California Municipal Fund ("Main Street California Municipal Fund"), does hereby appoint Andrew J. Donohue, Robert Bishop, Scott Farrar and Brian W. Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Main Street California Municipal Fund to be held on [October 12, 2000] at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Mountain time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR PROPOSAL IF NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

    To approve an Agreement and Plan of Reorganization between Main Street California Municipal Fund, a series of Oppenheimer Main Street Funds, Inc., and Oppenheimer California Municipal Fund ("California Municipal Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Main Street California Municipal Fund to California Municipal Fund in exchange for Class A and Class B shares of equal value of Calfiornia Municipal Fund, (b) the distribution of such shares of California Municipal Fund to the corresponding Class A and Class B shareholders of Main Street California Municipal Fund in complete liquidation of Main Street California Municipal Fund and (c) the cancellation of the outstanding shares of Main Street California Municipal Fund.

            FOR______               AGAINST______           ABSTAIN_______

                              Dated: _________________________________, 2000
                                          (Month)                     (Day)

                                    ---------------------------------
                                                Signature(s)

                                    ---------------------------------
Signature(s)
Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

Part B

                       STATEMENT OF ADDITIONAL INFORMATION
                          TO PROSPECTUS/PROXY STATEMENT



                          Acquisition of the Assets of the
                 OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                        By and in exchange for Shares of the
                      OPPENHEIMER CALIFORNIA MUNICIPAL FUND


      This Statement of Additional Information to this Prospectus/Proxy Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Main Street California Municipal Fund ("Main Street California Municipal Fund") for shares of Oppenheimer California Municipal Fund ("California Municipal Fund").

      This SAI consists of this Cover Page and the following documents: (i) Annual and Semi-Annual Reports dated August 31, 1999 and February 29, 2000, respectively, of Main Street California Municipal Fund; (ii) the Annual and Semi-Annual Report dated July 31, 1999 and January 31, 2000, respectively, of California Municipal Fund; (iii) the Statement of Additional Information of Main Street California Municipal Fund; (iv) the Statement of Additional Information of California Municipal Fund; and (v) the pro forma financial statements for the period August 1, 1999 through March 31, 2000.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated ____________, 2000, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1.800.525.7048 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is __________, 2000.



Burns/n-14/MSCAMuni_2000

Oppenheimer
Main Street California Municipal Fund(R)
--------------------------------------------------------------------------------


Prospectus dated December 22, 1999


                                         Oppenheimer   Main  Street   California
                                         Municipal  Fund is a  mutual  fund.  It
                                         seeks   current   income   exempt  from
                                         federal and California  personal income
                                         taxes   by   investing   in   municipal
                                         securities,    while    attempting   to
                                         preserve capital.

                                               This     Prospectus      contains
                                         important  information about the Fund's
                                         objective,   its  investment  policies,
                                         strategies and risks.  It also contains
                                         important information about how to buy
As with all mutual funds, the and sell shares of the Fund and other Securities and Exchange Commission has account features. Please read this not approved or disapproved the Fund's Prospectus carefully before you invest securities nor has it determined that and keep it for future reference about this Prospectus is accurate or your account. complete. It is a criminal offense to represent otherwise.
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                                                (logo) OppenheimerFunds
                                                The Right Way to Invest

20



CONTENTS

                  A B O U T  T H E  F U N D

                  The Fund's Investment Objective and Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  A B O U T  Y O U R  A C C O U N T

                  How to Buy Shares
                  Class A Shares
                  Class B Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Web Site

                  How to Sell Shares
                  By Mail
                  By Telephone
                  By Wire
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends and Tax Information

                  Financial Highlights

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital.

WHAT DOES THE FUND INVEST IN? The Fund invests mainly in California municipal securities that pay interest exempt from federal and California personal income taxes. As a fundamental policy, the Fund invests at least 80% of its total assets in California Municipal Securities under normal market conditions. These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment-grade" (the four highest rating categories of national rating organizations, such as Moody's Investors Services, Inc.).

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO BUY OR SELL? In selecting securities for the Fund, the portfolio manager looks primarily throughout California for municipal securities, using a variety of factors that may change over time and may vary in particular cases. Some of these factors are:
   o  Securities that provide high current income
   o A wide range of securities of different issuers within the state, including different agencies and municipalities, to spread risk
   o Securities having favorable credit characteristics o Special situations that provide opportunities for value

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and California personal income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to under perform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced, and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its total assets in municipal securities below investment-grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

INTEREST RATE RISKS. Municipal securities are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already-issued municipal securities generally rise. When interest rates rise, the values of already-issued municipal securities generally decline, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

RISKS OF NON-DIVERSIFICATION. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of California. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in California.

HOW RISKY IS THE FUND OVERALL? The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in California municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect California governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risks than money market funds.

--------------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
--------------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


For the period from 1/1/99 through 9/30/99, the cumulative return (not annualized) for Class A shares was -3.53%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 8.78% (1st Q `95) and the lowest return (net annualized) for a calendar quarter was -5.56% (1st Q `94).


Average Annual Total Returns                                       Life of
for the periods ending December       1 Year       5 Years         Class)
31, 1998
-------------------------------------------------------------------------------
Class A Shares (inception 5/18/90)     1.27%        5.41%           7.59%
-------------------------------------------------------------------------------
Lehman Brothers Municipal Bond         6.48%        6.22%           8.09%
Index
(from 5/31/90)
-------------------------------------------------------------------------------
Class B Shares (inception 10/29/93)    0.27%        5.01%           5.12%
-------------------------------------------------------------------------------
The Fund's average annual total returns include the applicable sales charges: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year), 2% (5-year) and 1% (life of class).

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds. The index includes municipal securities from many states while the Fund focuses on California municipal securities, and the index performance does not consider the effects of capital gains or transaction costs.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended August 31, 1999.

Shareholder Fees (charges paid directly from your investment):

                                 Class A Shares              Class B Shares
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases (as % of offering               4.75%                   None
price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as % of the lower of
the original offering price or            None1                   5%2
redemption proceeds)
--------------------------------------------------------------------------------

1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

                                     Class A Shares          Class B Shares
--------------------------------------------------------------------------------
Management Fees                           0.55%                  0.55%
---------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service               None                   1.00%
(12b-1) Fees
--------------------------------------------------------------------------------
Other Expenses                            0.12%                  0.12%
--------------------------------------------------------------------------------
Total Annual Operating Expenses           0.67%                  1.67%
--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Management Fees shown above the maximum rate under the investment advisory agreement and do not reflect a voluntary undertaking by the Manager to limit its management fees to a maximum annual rate of 0.40% if the net assets of the Fund exceed $100 million. As a result of that waiver, the actual management fee rate for both classes during the fiscal year was 0.40% and actual total operating expenses were 0.51% of average annual net assets for Class A and 1.52% for Class B. The Manager can amend or withdraw that waiver at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

If shares are redeemed:    1 Year         3 Years       5 Years      10 Years1
--------------------------------------------------------------------------------
Class A Shares             $540           $679          $830         $1,270
--------------------------------------------------------------------------------
Class B Shares             $670           $826          $1,107       $1,463
--------------------------------------------------------------------------------

If shares are not
redeemed:                  1 Year         3 Years       5 Years      10 Years1
--------------------------------------------------------------------------------
Class A Shares             $540           $679          $830         $1,270
--------------------------------------------------------------------------------
Class B Shares             $170           $526          $907         $1,463
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B expenses do not include contingent deferred sales charges.
1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different investments will vary over time based on the Manager's evaluation of issuer, economic and market trends. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The share prices and yield of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events.

Municipal Securities. The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations.

      The Fund invests mainly in California municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to California personal income tax. The debt obligations are issued by the State of California and its political subdivisions (such as cities, towns counties, agencies and authorities). The term "California municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to California personal income tax.

      The Fund can also buy other municipal securities, issued by the governments of the District of Columbia and of other states as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal personal income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year when issued. The Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

o Municipal Lease Obligations. Municipal leases are used by state and local governments to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. Most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. They often contain "non-appropriation" clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

Ratings of Municipal Securities the Fund Buys. Most of the municipal securities the Fund buys are "investment-grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that at the time of purchase are not investment-grade. "Investment-grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch or Duff & Phelps or other nationally recognized rating organizations, or (if unrated) judged by the Manager to be comparable to rated investment-grade securities. Rating definitions are in Appendix A to the Statement of Additional Information.

      If the securities are not rated, the Manager will use its judgment to assign a rating to a security comparable to that of a rating agency. The Fund limits its investments in unrated securities to not more than 20% of its total assets. If the rating of a security is reduced after the Fund buys it, the Fund is not required automatically to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Manager may rely to some extent on credit ratings by nationally-recognized rating organizations in evaluating the credit risk of securities selected for the Fund's portfolio. It also uses its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

   o Special Risks of Lower-Grade Securities. Municipal securities that are below investment-grade (these are sometimes called "junk bonds") may be subject to greater fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have greater risk that the issuers might not meet their debt obligations.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Directors can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. Other investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques have certain risks although some are designed to help reduce overall investment or market risks.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate, such as a percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.

      Variable rate bonds known as "inverse floaters" pay interest at rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

      Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund will invest not more than 20% of its total assets in inverse floaters.

Other Derivatives. The Fund can also invest in other derivative investments that pay interest that depends on the change in value of an underlying asset, interest rate or index. Examples are hedging instruments, interest rate swaps, municipal bond indices or swap indices.

      Derivatives have risks. If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which a derivative is based, and the derivative itself, may not perform the way the Manager expected it to. As a result of these risks the Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. As a result, the Fund's share prices could fall. Certain derivative investments held by the Fund might be illiquid.

   o Hedging. The Fund can buy and sell futures contracts, put and call options, and enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not currently use hedging extensively nor for speculative purposes. It has limits on its use of hedging instruments and is not required to use them in seeking its objective.

      Some of these strategies would hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase the Fund's exposure to the securities market.

      There are also special risks in particular hedging strategies. Options trading involves the payment of premiums and can increase portfolio turnover. If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund may not enter into swaps with respect to more than 25% of its total assets.

"When-Issued"  and  "Delayed-Delivery"   Transactions.  The  Fund  can  purchase
      municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment until the buyer receives the security or settlement of the trade. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. The Fund obtains the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. The Fund will acquire stand-by commitments or puts solely to enhance portfolio liquidity.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 15% of its net assets in illiquid securities. Certain restricted securities that are eligible for resale to qualified institutional buyers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of unusual or adverse market conditions. Generally, they would be short-term municipal securities but could be U.S. government securities or highly-rated corporate debt securities. The income from some temporary defensive investments might not be tax-exempt, and therefore when making those investments the Fund might not achieve its investment objective. The Fund can also hold cash and cash equivalents pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

THE MANAGER. The Manager chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since January 1960. The Manager (including subsidiaries) managed assets of more than $110 billion as of November 30, 1999, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager.  The Portfolio manager of the Fund is Christian D. Smith, a
     Senior Vice President of the Manager. He is the person principally responsible for the day-to-day management of the Fund's portfolio, and became the Fund's portfolio manager on November 1, 1999. Mr. Smith also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining OppenheimerFunds in 1999 he was a Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate of 0.55% of average annual net assets if the Fund's net assets are $100 million or more (it is reduced if assets are less). The Manager has voluntarily undertaken to limit its fees to 0.40% of average annual net assets if the Fund's assets are $100 million or more. The Manager can terminate or amend that undertaking at any time. The Fund's management fee for its last fiscal year ended August 31, 1999, was 0.40% of average annual net assets for each class of shares, after the limitation.

YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

BuyingShares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.

BuyingShares Through the Distributor.  Complete an OppenheimerFunds  New Account
      Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

   o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at
      1.800.525.7048 to notify the Distributor of the wire, and to receive further instructions.

   o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

   o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

   o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

   o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

Net Asset Value. The net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Directors has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

BuyingThrough a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.
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Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B.

   o Investing for the Shorter Term. While the Fund is intended to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term

      And for investors who invest $500,000 or more, in most cases Class A shares will be the more advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares from a single investor.

   o Investing for the Longer Term. If you are investing less than $100,000 for the longer-term and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences in Account Features That Matter to You? Some account may not be available to Class B shareholders. Other features may not be advisable (because of the effect of the contingent deferred sales charge) for Class B shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B shareholders will be reduced by the additional expenses borne by that class that are not borne by Class A shares, such as the Class B asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                           Front-End Sales
                           Front-End Sales Charge As a
                          Charge As a      Percentage of     Commission As
                          Percentage of    Net               Percentage of
    Amount of Purchase    Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 Less than $50,000             4.75%             4.98%             4.00%
 ------------------------------------------------------------------------------
 $50,000 or more but           4.50%             4.71%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 $100,000 or more but          3.50%             3.63%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.25%
 less than $500,000
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.80%
 less than $1 million
 ------------------------------------------------------------------------------

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. That commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. The Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

Can You Reduce Class A Sales Charges? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information:

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
   o the amount of your account value represented by an increase in net asset value over the initial purchase price,
   o shares purchased by the reinvestment of dividends or capital gains distributions, or
   o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

   1.  shares   acquired  by  reinvestment  of  dividends  and  capital  gains distributions,
   2. shares held for over 6 years, and
   3. shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

 Years Since Beginning of Month in      Contingent Deferred Sales Charge on
 Which                                  Redemptions in That Year
 Purchase Order was Accepted            (As % of Amount Subject to Charge)
 ------------------------------------------------------------------------------
 0 - 1                                  5.0%
 ------------------------------------------------------------------------------
 1 - 2                                  4.0%
 ------------------------------------------------------------------------------
 2 - 3                                  3.0%
 ------------------------------------------------------------------------------
 3 - 4                                  3.0%
 ------------------------------------------------------------------------------
 4 - 5                                  2.0%
 ------------------------------------------------------------------------------
 5 - 6                                  1.0%
 ------------------------------------------------------------------------------
 6 and following                        None
 ------------------------------------------------------------------------------
In the table, a "year" is a 12-month period. In applying the contingent deferred sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically  convert to
      Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by the reinvesting of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

DISTRIBUTION AND SERVICE (12B-1) PLAN FOR CLASS B SHARES. The Fund has adopted a Distribution and Service Plan for Class B shares to pay the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares. The Distributor also receives a service fee of 0.25% per year under the plan.

      The asset-based sales charge and service fees increase Class B expenses by 1.00% of the net assets per year. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
   o transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or
   o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.852.8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1.800.533.3310.

Purchasing Shares.  You may purchase  shares in amounts up to $100,000 by phone, by calling 1.800.533.3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1.800.525.7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1.800.533.3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.525.7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1.800.525.7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem $100,000 or more and receive a check
   o The redemption check is not payable to all shareholders listed on the account statement
   o The redemption check is not sent to the address of record on your account statement
   o Shares are being transferred to a Fund account with a different owner or name o Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o a U.S. national securities exchange, a registered securities association or a clearing agency.

      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOWDO I SELL SHARES BY MAIL?  Write a letter of  instructions  that includes:  o
   Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered,
      and
   o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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---------------------------------------- ---------------------------------------
Use the following address for            Send courier or express mail
---------------------------------------- requests to:
requests by mail:                        OppenheimerFunds Services
OppenheimerFunds Services                10200 E. Girard Avenue, Building D
P.O. Box 5270                            Denver, Colorado 80231
Denver, Colorado 80217-5270
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HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
   o To redeem shares through a service representative, call 1.800.852.8457 o To redeem shares automatically on PhoneLink, call 1.800.533.3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1.800.525.7048 to request checkwriting for an account in this Fund with the same registration as the other account.
   o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's custodian bank.
   o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
   o Checks must be written for at least $100.
   o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
   o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
   o Don't use your checks if you changed your Fund account number, until you receive new checks.

CAN YOU SELL SHARES THROUGH YOUR DEALER? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of the Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o Shares of the fund selected for exchange must be available for sale in your state of residence.
   o The prospectuses of both funds must offer the exchange privilege. o You must hold the shares you buy when you establish your account for at least
      7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
   o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.525.7048. That list can change from time to time.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificate with the request.

Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1.800.852.8457, or by using PhoneLink for automated exchanges by calling 1.800.533.3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
   o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange request from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
   o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
   o The Fund may amend, suspend or terminate the exchange privilege at any time. The Fund will provide you notice whenever it is required to do so, by applicable law, but it may impose these changes at any time for emergency purposes.
   o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling, and exchanging shares is contained in the Statement of Additional Information.

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Sharesmay be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

"Backup  Withholding"  of  Federal  personalincome  tax may be  applied  against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1.800.525.7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Tax Information

DIVIDENDS. The Fund intends to declare dividends separately for Class A and Class B shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Directors. Daily dividends will not be declared or paid on newly-purchased shares until Federal Funds are available to the Fund from the purchase payment for these shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Directors may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and the distributions paid on Class B shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends paid on Class A shares will generally be higher than for Class B shares, which normally have higher expenses than Class A. There can be no guarantee that the Fund will pay any dividends or distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.

Reinvest  Dividend  or  Capital  Gains  Only.  You can  elect to  reinvest  some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal personal income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Fund from interest on California municipal securities will be exempt from California personal income taxes, if at the close of each quarter at least 50% of the value of the Fund's assets are invested in debt obligations that pay interest exempt from California personal income taxes. Dividends paid from income from municipal securities of issuers outside California will normally be subject to California personal income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

Remember, There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal personal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 6 fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS


Year                    Year

Ended                   Ended

August 31,                June 30,
Class A                                                 1999       1998
1997       1996(1)      1996         1995
=========================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                  $13.02      $12.64
$12.16     $12.15      $12.09       $11.82
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .65         .65
 .73        .12         .73          .73
Net realized and unrealized gain (loss)                 (.82)        .51
 .49        .01         .07          .27

--------------------------------------------------------------------

Total income (loss) from
investment operations                                   (.17)       1.16
1.22        .13         .80         1.00
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.64)       (.67)
(.74)       (.12)       (.73)        (.69)
Dividends in excess of
net investment income                                     --          --
--         --          --         (.04)
Distributions from net realized gain                      --        (.11)
--         --          --           --
Distributions in excess of net realized gain              --          --
--         --        (.01)          --

--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.64)       (.78)
(.74)      (.12)       (.74)        (.73)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.21      $13.02
$12.64     $12.16      $12.15       $12.09

====================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (1.42)%      9.33%
10.24%      1.12%       6.73%        8.93%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)            $109,575    $109,811
$89,991    $76,817     $76,913      $78,134
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $111,996    $ 99,678
$80,311    $77,584     $78,676      $76,148
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   5.03%       5.04%
5.91%      6.00%       5.99%        6.27%
Expenses, before voluntary assumption
and indirect expenses                                   0.67%       0.69%(4)
0.59%(4)   0.57%(4)    0.58%(4)    0.57%(4)
Expenses, after voluntary assumption
and indirect expenses                                   0.51%       0.53%
N/A       N/A          N/A         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                25%         30%
46%         1%         33%         14%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.


             21  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued



YEAR                    YEAR

ENDED                   ENDED

AUGUST 31,                JUNE 30,
CLASS B                                              1999           1998
1997         1996(1)        1996       1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period              $13.01          $12.63
$12.14        $12.14        $12.08     $11.80
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .53
 .54             .60           .10           .61        .62
Net realized and unrealized gain (loss)             (.83)
 .49             .50            --           .07        .27

--------------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.30)           1.03
1.10           .10           .68        .89
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.51)          (.54)
(.61)         (.10)         (.61)      (.57)
Dividends in excess of
net investment income                                 --
--               --            --            --       (.04)
Distributions from net realized gain                  --
(.11)              --            --            --         --
Distributions in excess of net realized gain          --
--               --            --          (.01)        --

--------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.51)          (.65)
(.61)          (.10)         (.62)      (.61)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.20         $13.01
$12.63         $12.14        $12.14     $12.08

================================================================================

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                (2.41)%         8.24%
9.24%          0.85%         5.66%      7.90%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $29,730        $23,175
$11,919         $5,928        $5,442     $2,648
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $28,070        $18,087         $
8,129         $5,767        $3,848     $1,904
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.02%          4.19%
4.85%          4.92%         4.94%      5.17%
Expenses, before voluntary assumption
and indirect expenses                               1.67%          1.70%(4)
1.60%(4)       1.62%(4)      1.60%(4)  1.55%(4)
Expenses, after voluntary assumption
and indirect expenses                               1.52%
1.53%             N/A            N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            25%
30%             46%             1%           33%       14%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for period of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

             22  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

 INFORMATION AND SERVICES

For More Information on Oppenheimer Main Street California Municipal Fund(R):

The following additional information about the Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL  AND  SEMI-ANNUAL   REPORTS  Additional   information  about  the  Fund's
investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Get More Information

You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:

--------------------------------------------------------------------------------
By Telephone:                            Call OppenheimerFunds Services
                                         toll-free:  1.800.525.7048
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By Mail:                                 Write to:
                                         OppenheimerFunds Services
                                         P.O. Box 5270
                                         Denver, Colorado 80217-5270
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
On the Internet:                         You can send us a request by e-mail or
                                         read or down-load documents on the
                                         OppenheimerFunds web site:
                                         http://www.oppenheimerfunds.com
--------------------------------------------------------------------------------

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1.202.942.8090) or the EDGAR database on the SEC's Internet web site at http://www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

                                               The Fund's shares are distributed
by:
SEC File No. 811-5360                        (logo)OppenheimerFunds Distributor,
Inc.
PR0725.001.1299

APPENDIX TO THE PROSPECTUS OF
OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

      Graphic material included in the Prospectus of Oppenheimer Main Street California Municipal Fund ("the Fund") "Annual Total Returns (Class A)(% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the eight most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:


--------------------------------------------------------------------
Calendar Year Ended:             Annual Total Returns
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/91                         11.35%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/92                         8.35%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/93                         13.13%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/94                         -7.64%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/95                         19.72%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/96                         5.29%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/97                         10.38%
--------------------------------------------------------------------
--------------------------------------------------------------------
12/31/98                         6.33%
--------------------------------------------------------------------

Oppenheimer Main Street California Municipal Fund(R)

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated December 22, 1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated December 22, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                            Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.......2
    The Fund's Investment Policies..........................................2
    Other Investment Techniques and Strategies.............................12
    Investment Restrictions................................................25
How the Fund is Managed ...................................................28
    Organization and History...............................................28
    Directors and Officers.................................................29
    The Manager............................................................35
Brokerage Policies of the Fund.............................................37
Distribution and Service Plans.............................................38
Performance of the Fund....................................................41

About Your Account
How To Buy Shares..........................................................47
How To Sell Shares.........................................................55
How To Exchange Shares.....................................................60
Dividends, Capital Gains and Taxes.........................................62
Additional Information About the Fund......................................65
67
Financial Information About the Fund
Independent Auditors' Report...............................................67
Financial Statements.......................................................68

Appendix A: Municipal Bond Ratings Definitions............................A-1
Appendix B: Industry Classifications......................................B-1
Appendix C: Special Sales Charge Arrangements and Waivers.................C-1
--------------------------------------------------------------------------------

A B O U T  T H E  F U N D
--------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager can use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It can use some of the special investment techniques and strategies at some times or not at all.

      The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, if interest rates decreased after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity, or because of other investment reasons, such as factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could experience a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

|X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

          The Fund ordinarily does not trade securities to achieve short-term capital gains, because they would not be tax-exempt income. To a limited degree, the Fund can engage in short-term trading to attempt to take advantage of short-term market variations. It can also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

Municipal Securities. The types of municipal securities in which the Fund can invest are described in the Prospectus under "About the Fund's Investments." Municipal securities generally include general obligation bonds, revenue bonds and notes, and municipal lease interests. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X| Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (or "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

         |_| General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits on the rate or amount of special assessments that can be levied to meet these obligations.

         |_| Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities bonds have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         |_| Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         |_| Mello-Roos Bonds. These are bonds issued under the California Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California. The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes. Therefore these bonds are subject to risks of nonpayment as a result of a general economic of real estate market decline or decline in the real estate market, as well as the credit risk of the developer.

         |_| Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds: for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations on the amount of private activity bonds that each state may issue were revised downward by the Tax Reform Act, which has reduced the supply of such bonds. The value of the Fund's portfolio could be affected if there is a further reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond based on a ratio between the interest the Fund receives and the total amount of the Fund's exempt interest dividends.

      In addition, under some circumstances, corporate taxpayers subject to the alternative minimum tax may have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur if the "adjusted current earnings" of the corporation exceed its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for the 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund can invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

|X| Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

         |_| Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

         |_| Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

         |_| Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

         |_|  Construction  Loan  Notes.  These  are  sold  to  provide  project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

      |X| Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X| Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate:
      o the frequency of trades and price quotations for such securities; o the number of dealers or other potential buyers willing to purchase or sell such securities; o the availability of market-makers; and o the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.


      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

      |X| Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Rating Service and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund can buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating definitions of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. Because the Fund can purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and will assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

         |_| Special Risks of Lower-Grade Securities. The Fund can invest up to 25% of its total assets in "lower grade" debt securities. The Fund can do so to seek current income. Because lower-rated securities tend to offer higher yields than investment grade securities, the Fund can invest in lower grade securities if the Manager is trying to achieve greater income.

      "Lower-grade" municipal securities include municipal bonds and notes rated below "investment grade." That includes municipal bonds that have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations and municipal notes rated SP-2 by Standard & Poor's, MIG by Moody's or F-2 by Fitch. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. If municipal securities are unrated and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, those municipal securities are included in the limitation on the percentage of the Fund's assets that can be invested in lower-grade securities.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade securities there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. However, the Fund's limitations on these investments may reduce, to the Fund's exposure to those risks.

Special Risks of Investing Primarily in California Municipal Securities. Because the Trust focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

      It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Trust has drawn from sources that it believes are reliable.

         |_| Changes to the State Constitution. Changes to the state constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted. Even if legislation increasing such redistribution is passed, it cannot be predicted whether in every instance it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

      Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

         |_| Voter Initiatives. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges. In 1986, voters approved Proposition 62, which had a number of effects. One requires that any special tax imposed by a local government must be approved by a two-thirds vote of the electorate. In 1995, the California Supreme Court upheld the constitutionality of that Proposition. That created uncertainty as to the legality of certain local taxes enacted by non-charter cities without voter approval. It is not possible to predict the eventual impact of that decision.

      In 1996, California voters approved Proposition 218. That initiative applied the provisions of Proposition 62 to all government entities, including cities having charters. It requires that all taxes for general purposes be approved by a simple majority of the popular vote, and that taxes for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services. The Proposition enables voters to use their initiative powers to reduce or repeal previously-authorized taxes, assessments, fees and charges.

         |_| Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Trust can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of health care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

         |_| The Effect of General Economic Conditions in the State. The California economy has been recovering from a general economic recession of a few years ago. In 1997, the rate of growth in new jobs has been generally high compared to the rest of the country. The unemployment rate, while relatively higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% during the recessionary period. Many of the new jobs were created in industries such as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effects elsewhere, may continue to adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

      On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act. The Budget Act estimated General Trust revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.

      In recent past years the state has experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch. At the time, the rating agencies all cited uncertainty about the State's ability to balance its budget by 1996. In 1996, noting improvements in the economy in California and the state budget, both Fitch and Standard & Poor's raised their ratings of the State's General Obligation bonds from A to A+, in 1997 Fitch raised its rating to AA-, in 1998 Moody's raised its rating to Aa3, and in 1999 Standard & Poor's raised its rating to AA-.

         |_| Special Financial Problems of Local Governments. Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County, California, became the largest municipality in the United States ever to have filed for protection under federal bankruptcy laws. The filing stemmed from losses of about $1.7 billion in the County's investment pool due to investments in high-risk derivative securities. In September 1995 the state legislature approved legislation that permitted Orange County to use for bankruptcy recovery $820 million in sales taxes over 20 years that were previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the bond market with a $136 million bond issue. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. In September 1999, Moody's assigned the County an issuer (implied general obligation) rating of Aa3 and, among other things, upgraded the ratings on the County's pension obligation bonds to A1.

      Los Angeles County, the nation's most populous county, has also experienced financial difficulties. Between 1992 and 1995, the County's long-term bonds were downgraded three times. This occurred as a result of a number of factors, including severe operating deficits for the county's health care system. In addition, the County was affected by a long-term loss of revenue caused by state property tax shift initiatives in 1993 through 1995. The County's improving financial condition has been reflected in improved general obligation bond ratings. In June 1999, the Los Angeles County Board of Supervisors approved a budget of approximately $15 billion for 1999-2000, up from the $13.6 billion approved for the previous fiscal year. The County's financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

Year 2000 Concerns. In October 1997, the Governor of California issued an executive order stating that solutions to the Year 2000 problem would be a state government priority. Although the State reports that it is making substantial progress overall toward the goal of Year 2000 compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical system will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State has indicated that all mission critical systems will have a contingency business plan in place to mitigate potential system failures.

      The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office has reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system. Both offices report they are actively working with outside entities with which they interface to ensure they are also compliant.

      There can be no assurance that the steps taken by state or local governments or agencies to address the Year 2000 problem will be sufficient to avoid any adverse impact on their budgets or operations. Therefore, the possible impact of Year 2000 problems on the debt securities issued by those governments and agencies, and which may be owned by the Trust, cannot be predicted with any certainty.

Other Investment Techniques and Strategies. In seeking its objective, the Fund can from time to time use the types of investment strategies and investments described below. It is not required to use all of there strategies at all times and at times may not use them.

      |X| Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager can determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      |X| Inverse Floaters and Other Derivative Investments. The Fund can invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these investments could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These investments can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis, and can purchase or sell such securities on a "delayed-delivery" or "forward commitment" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not use this technique for speculative purposes.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, from time to time, the Fund can purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and might cause a loss to the Fund. No income begins to accrue to the Fund on a "when-issued" security until the Fund receives the security at settlement of the trade.

      The Fund can engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in "when-issued" and "delayed-delivery" transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund normally would enter into "when-issued" or delayed-delivery purchase transactions to acquire securities, the Fund can dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a "when-issued" security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it might incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a "when-issued" or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify to its custodian bank, cash, U.S. government securities or other high- grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      "When-issued" transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X| Zero-Coupon Securities. The Fund can buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Puts and Standby Commitments. If the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund would enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments might not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Directors from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. Because income earned on repurchase transactions is not tax-exempt, under normal market conditions the Fund will limit its repurchase transactions to 20% of its total assets. That limit may be exceeded if the Fund uses repurchase agreements as temporary defensive investments.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund could incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund might have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund has percentage limitations that apply to purchases of restricted and illiquid securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Directors of the Fund or by the Manager. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      The  Fund  can  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to brokers, dealers and other financial institutions. The Fund might do so to raise cash for liquidity purposes. These loans are limited to not more than 10% of the value of the Fund's net assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund can pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing. The Fund can borrow up to 10% of the value of its total assets. It can borrow only as a temporary measure for extraordinary or emergency purposes. The Fund cannot make any investment when borrowings exceed 5% of its total assets. The Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times while a borrowing is outstanding. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it might have reduced net income during periods of substantial borrowings.

      |X| Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
      o sell interest rate futures or municipal bond index futures, o buy puts on such futures or securities, or o write covered calls on securities, interest rate futures or municipal bond index futures. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund can also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund would normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund could:
      o buy interest rate futures or municipal bond index futures, or o buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments even though it is permitted to use them in the manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

         |_| Futures. The Fund can buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund can elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although interest rate futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund can concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

     |_| Put and Call Options. The Fund can buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.
     |_| Writing Covered Call Options. The Fund can write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:
(1)   After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(2) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(3) The Fund can write calls on futures contracts that it owns, but these calls must be covered by securities or other liquid assets that the Fund owns and identifies on the Fund's books to enable it to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund can also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying in escrow an equivalent dollar value of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

|_| Writing Put Options. The Fund can sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's total assets would be required to be segregated to cover such put options.

      If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         |_| Purchasing Calls and Puts. The Fund can buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It can also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. The Fund can buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

          When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund can buy puts that relate to securities, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the underlying investment in its portfolio).

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

         |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.
      The Fund could pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market might decline. If the Fund then concluded not to invest in such securities because of concerns that there might be further market decline or for other reasons, the Fund would realize a loss on the hedging instruments that would not be offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. The Fund could experience losses if it could not close out a position because of an illiquid market for the future or option.

         |_| Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they could swap a right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will identify liquid assets on its books (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

         |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund can write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it.

     |X| Temporary Defensive Investments. The securities the Fund can invest in for temporary defensive purposes include the following:

      o  short-term municipal securities;
      o obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
      o  short-term debt securities;
      o  repurchase agreements;
      o commercial paper rated A-1 by Standard & Poor's, or a comparable rating by another nationally recognized rating agency;
      o certificates of deposit of domestic banks with assets of $1 billion or more; and
      o  cash equivalents

      |X| Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities the Fund could buy for temporary defensive purposes.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      o 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
      o  more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X|   Does the Fund Have Additional Fundamental Policies?  The following investment restrictions are fundamental policies of the Fund.

      o The Fund cannot lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase. The Fund can also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities."

      o The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in any industry. However, there is no limitation on investments in municipal securities, obligations issued by the State of California or its subdivisions, agencies, authorities or instrumentalities, or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot invest in any other securities other than municipal securities, temporary defensive investments and hedging instruments.

      o The Fund cannot invest in interests in oil or gas exploration or development programs or in commodities. However, the Fund can buy and sell any of the hedging instruments permitted by any of its other policies. It does not matter if the hedging instrument is considered to be a commodity or commodity contract.

      o The Fund cannot invest in real estate or in interests in real estate. However, the Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts).

      o The Fund cannot purchase securities on margin. However, the Fund can make margin deposits when using hedging instruments permitted by any of its other policies.

      o The Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

      o The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      o The Fund cannot invest in or hold securities of any issuer if officers and directors of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      o The Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies. The Fund cannot make any such investment at commission rates in excess of normal brokerage commissions.

      o The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. Collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

      o The Fund cannot issue "senior securities," but this does not prohibit certain investment activities for which assets of the Fund are designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets can be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) not more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.

      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series" of Oppenheimer Main Street Funds, Inc. That corporation is an open-end, management investment company organized as a Maryland corporation in 1987. The Fund is a non-diversified mutual fund and commenced operations on May 18, 1990.

      The Fund's parent corporation is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

         |_| Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares: Class A and Class B. Both classes invest in the same investment portfolio. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund's parent corporation or its series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         |_| Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The shareholders of the Fund's parent corporation have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund's parent corporation receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Directors will call a meeting of shareholders for that specified purpose. The Fund's parent corporation has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

      Shareholders of the Fund and of its parent corporation's other series vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Directors of the Fund's parent corporation and the Fund's officers and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Denver-based Oppenheimer funds1:


Oppenheimer Cash Reserves             Oppenheimer Senior Floating Rate Fund
Oppenheimer Champion Income Fund      Oppenheimer Strategic Income Fund
Oppenheimer Capital Income Fund       Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund           Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund   Panorama Series Fund, Inc.
Oppenheimer Integrity Funds           Centennial America Fund, L. P.
Oppenheimer Limited-Term Government
Fund                                  Centennial California Tax Exempt Trust
Oppenheimer Main Street Funds, Inc.   Centennial Government Trust
Oppenheimer Main Street Small Cap
Fund.                                 Centennial Money Market Trust
Oppenheimer Municipal Fund            Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund           Centennial Tax Exempt Trust

      Ms. Macaskill and Messrs. Swain, Bishop, Wixted, Donohue, Farrar and Zack, who are officers of the Fund, respectively hold the same offices with the other Denver-based Oppenheimer funds. As of December 10, 1999, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

1. Ms. Macaskill and Mr. Bowen are not Trustees or Directors of Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Fund, Inc. or Oppenheimer Variable Account Funds. Mr. Fossel and Mr. Bowen are not Trustees of Centennial New York Tax Exempt Trust or Managing General Partners of Centennial America Fund, L.P.

Robert G. Avis*, Director, Age: 68
One North Jefferson Ave., St. Louis, Missouri 63103
Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc. (general partnership of private equity funds), Director of A.G. Edwards & Sons, Inc. (a broker-dealer) and Director of A.G. Edwards Trust Companies (trust companies), formerly, Vice Chairman of A.G. Edwards & Sons, Inc. and A.G.
Edwards, Inc. (its parent holding company) and Chairman of A.G.E. Asset Management (an investment advisor).

William A. Baker, Director, Age: 84
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

George C. Bowen, Director, Age: 63
9224 Bauer Court, Lone Tree, Colorado 80124
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April
1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer; Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).


Jon S. Fossel, Director, Age: 57
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Formerly Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager.

Sam Freedman, Director, Age: 59
4975 Lakeshore Drive, Littleton, Colorado 80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Director, Age: 70
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters).

C. Howard Kast, Director, Age: 78
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Director, Age: 78
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Bridget A. Macaskill*, President and Director, Age: 51
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Ned M. Steel, Director, Age: 84
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado. James C. Swain*, Chairman, Chief Executive Officer and Director, Age: 66 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc.

Christian D. Smith, Senior Vice President and Portfolio Manager, Age: 37 Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since October 11, 1999); an officer of other Oppenheimer funds. From January 1999 to September 1999 he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management (an investment advisor), prior to which he was a portfolio manager for that firm (January 1990 to January
1999).

Andrew J. Donohue, Vice President and Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      |X| Remuneration of Directors. The officers of the Fund and three Directors of the Fund (Ms. Macaskill and Messrs. Bowen and Swain) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 1999. The compensation from all of the Denver-based Oppenheimer funds includes the compensation from the Fund and represents compensation received as a director, trustee, managing general partner or member of a committee of the Board during the calendar year 1998.

---------------------------------------------------------------------------
                                    Aggregate         Total Compensation
                                  Compensation      from all Denver-Based
Director's Name and Position        from Fund         Oppenheimer Funds1
---------------------------------------------------------------------------
---------------------------------------------------------------------------


Robert G. Avis                        $248                 $67,998
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William A. Baker                      $254                 $69,998
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George C. Bowen2                       $43                   NONE
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Jon. S. Fossel
Review Committee Member               $252                 $67,496
---------------------------------------------------------------------------
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Sam Freedman
Review Committee Member               $270                 $73,998
---------------------------------------------------------------------------
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Raymond J. Kalinowski
Audit Committee Member                $267                 $73,998
---------------------------------------------------------------------------
---------------------------------------------------------------------------


C. Howard Kast
Audit and Review
Committee Chairman                    $286                 $76,998
---------------------------------------------------------------------------
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Robert M. Kirchner
Audit Committee Member                $251                 $67,998
---------------------------------------------------------------------------
---------------------------------------------------------------------------


Ned M. Steel                          $248                 $67,998
---------------------------------------------------------------------------
1.    For the 1998 calendar year.
2. Mr. Bowen did not receive compensation during the 1998 calendar year as he was affiliated with the Manager during that period.

      |X| Deferred Compensation Plan. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

      Deferral of Director's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

      o Major Shareholders. As of December 10, 1999 there are no persons who owned of record or where known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

|X| Code of Ethics. The Fund, the Manager and the Distributor have a Code of Ethics.
It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is employed by the Manager and is the person who is principally responsible for the day-to-day management of the Fund's portfolio. Other members of the Manager's Fixed Income Portfolio Department provide the portfolio manager with counsel and support in managing the Fund's portfolio.

      The agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs.

      Under the investment advisory agreement, the Manager is paid a fee based on the average annual net assets of the Fund. The rates at which the Manager is paid depend on the amount of the Fund's average annual net assets:
      o When net assets are less than $25 million, no fee is paid to the Manager. o When net assets are $25 million or more but less than $50 million, the rate of the fee is 0.15% of average annual net assets.
      o When net assets are $50 million or more but less than $75 million, the rate of the fee is 0.25% of average annual net assets.
      o When net assets are $75 million or more but less that $100 million, the rate of the is 0.40% of average annual net assets.
      o When net assets are $100 million or more, the rate is 0.55% of average annual net assets.

      Apart from the investment advisory agreement, the Manager has voluntarily agreed to waive a portion of its fee, so that when the Fund's net assets are $100 million or more, the Manager's fee is paid at a rate of 0.40% of average annual net assets. The Manager can terminate or amend that waiver at any time, on notice to the Board of Directors. The management fees paid by the Fund to the Manager are applied to the aggregate assets of the Fund. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager in the last three fiscal years are shown in the chart below.

--------------------------------------------------------------------------------
                                                    Management fees Paid to
  Fiscal Year ended    Management Fee (Without      OppenheimerFunds, Inc.
        8/31:             Voluntary Waiver)             (After Waiver)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1997                  $353,136                    $353,136
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1998                  $646,955                    $470,845
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
         1999                  $770,241                    $560,175
--------------------------------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund's parent corporation to use the names "Oppenheimer" and "Main Street" as part of its name and the name of the Fund.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. The Manager may employ broker-dealers that the Manager thinks, in its best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Directors.

      Under the investment advisory agreement, the Manager may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more of funds advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.
      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Directors has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund's parent corporation, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

------------------------------------------------------------------------------
             Aggregate       Class A
             Front-End       Front-End       Commissions on  Commissions on
             Sales Charges   Sales Charges   Class A Shares  Class B Shares
Fiscal Year  on Class A      Retained by     Advanced by     Advanced by
Ended 8/31:  Shares          Distributor     Distributor1    Distributor1
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    1997        $293,130         $46,207           N/A           $213,863
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    1998        $406,963         $41,120         $71,099         $465,076
------------------------------------------------------------------------------
------------------------------------------------------------------------------
    1999        $370,004         $65,422         $27,796         $426,112
------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.


------------------------------------------------------------------------------
                          Class A Contingent       Class B Contingent
                          Deferred Sales Charges   Deferred Sales Charges
Fiscal Year Ended 8/31    Retained by Distributor  Retained by Distributor
------------------------------------------------------------------------------
------------------------------------------------------------------------------
          1999                     $4,038                   $95,508
------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans," below.

Distribution and Service Plan. The Fund has adopted a Distribution and Service Plan for Class B shares Rule 12b-1 of the Investment Company Act. Under the plan the Fund reimburses the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of Class B shares.

      The plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors2, cast in person at a meeting called for the purpose of voting on that plan. The shareholder vote for the Distribution and Service Plans for Class B shares was cast by the Manager as the sole initial holder of Class B shares of the Fund.

2. In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Directors" in this Statement of Additional Information refers to those Directors who are not "interested persons" of the Fund (or its parent corporation) and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.

      Under the plans, the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

      Unless the plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. The plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Class B shares.

      The Board of Directors and the Independent Directors must approve all material amendments to the plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of Class B.

      While the plan is in effect, the Treasurer of the Fund shall provide written reports on the plan to the Board of Directors at least quarterly for its review. The Reports shall detail the amount of all payments made under the plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

      The plan states that while it is in effect, the selection and nomination of those Directors of the Fund's parent corporation who are not "interested persons" of the corporation (or the Fund) is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

      Under the plan, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plan.

         |_| Class B Service and Distribution Plan Fees. Under the plan, service fees and distribution fees are computed on the average of the net asset value of Class B shares, determined as of the close of each regular business day during the period. The plan allows the Distributor to be reimbursed for its services and costs in distributing Class B shares and servicing accounts.

          Under the service plan, the services provided by recipients to their customers include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net asset of Class B. The Board has set the rate at that level.

      The plan permits the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the service fee payment. If Class B shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

      The asset-based sales charges on Class B shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to reimburse dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B shares. The payments are made to the Distributor in recognition that the
Distributor:
      o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
      o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
      o employs personnel to support distribution of Class B shares, and o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. All payments under the Class B plan is subject to the limitation imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

--------------------------------------------------------------------------------
      Distribution Fees Paid to the Distributor for the Year Ended 8/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                                   Distributor's
                                            Distributor's       Unreimbursed
              Total          Amount         Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
Class:        Under Plan     Distributor    Expenses Under Plan of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan     $280,483       $238,366        $1,067,326           3.59%
--------------------------------------------------------------------------------
1.    Includes $1 paid to an affiliate of the Distributor's parent company.

      All payments under the Class B plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
      o Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      o An investment in the Fund is not insured by the FDIC or any other government agency.
      o The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
      o When an investor's shares are redeemed, they may be worth more or less than their original cost.
      o Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

         |_| Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c = the  average  daily  number of shares  of that  class  outstanding during the 30-day period that were entitled to receive dividends.
      d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

         |_| Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

     Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

         |_| Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

--------------------------------------------------------------------------------
                   The Fund's Yields for the 30-Day Periods Ended 8/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
Class of                                                     (45.22% Combined
Shares                                                      Federal/California
               Standardized Yield      Dividend Yield          Tax Bracket)
--------------------------------------------------------------------------------
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             Without    After       Without    After      Without     After
             Sales      Sales       Sales      Sales      Sales       Sales
             Charge     Charge      Charge     Charge     Charge      Charge
--------------------------------------------------------------------------------
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Class A        5.26%       5.01%      5.26%      5.01%       9.60%      9.15%
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Class B        4.25%        N/A       4.25%       N/A        7.76%       N/A
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      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.

         |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


         |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

            ERV - P
            ------- = Total Return
               P


         |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

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                   The Fund's Total Returns for the Periods Ended 8/31/98
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--------------------------------------------------------------------------------
          Cumulative Total
Class of  Returns (10
Shares    years or Life of
          Class)                              Average Annual Total Returns
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                                                   5-Year           10-Year
                                                     (or              (or
                                 1-Year        life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
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Class A   81.84%   90.90%   -6.11%   -1.42%   5.44%    6.47%    6.65%1  7.21%1
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Class B   24.52%   25.46%   -7.10%   -2.41%   5.09%    5.42%    3.83%2  3.96%2
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1. Inception of Class A:      5/18/90
2. Inception of Class B: 10/29/93. Because Class B shares convert to Class A shares 72 months after purchase, the "Life-of-Class" return for Class B shares uses Class A performance for the period after conversion.


Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

         |_| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other California municipal debt funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

         |_| Morningstar Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other fund in the fund's category. Five stars is the "highest" rating (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) overall rating, which is the fund's 3-year rating or its combined 3- and 5-year rating (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

         |_| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


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A B O U T  Y O U R  A C C O U N T
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How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
      o Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
      o current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
      o Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

                                          Oppenheimer Main Street California
Oppenheimer Bond Fund                     Municipal Fund
                                         Oppenheimer Main Street Growth & Income
Oppenheimer Capital Appreciation Fund     Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund     Oppenheimer MidCap Fund
Oppenheimer Champion Income Fund          Oppenheimer Multiple Strategies Fund
Oppenheimer Convertible Securities Fund   Oppenheimer Municipal Bond Fund
Oppenheimer Developing Markets Fund       Oppenheimer New York Municipal Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Value Fund       Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Discovery Fund                Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer Quest Capital Value Fund,
Oppenheimer Enterprise Fund               Inc.
                                          Oppenheimer Quest Global Value Fund,
Oppenheimer Capital Income Fund           Inc.
Oppenheimer Europe Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Florida Municipal Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Global Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer Global Growth & Income Fund Oppenheimer Real Asset Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Senior Floating Rate Fund Oppenheimer Growth Fund Oppenheimer Strategic Income Fund Oppenheimer High Yield Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Insured Municipal Fund Oppenheimer Trinity Core Fund Oppenheimer Intermediate Municipal Fund Oppenheimer Trinity Growth Fund Oppenheimer International Bond
Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund Oppenheimer U.S. Government Trust Oppenheimer International Small Company Fund Oppenheimer World Bond Fund Oppenheimer Large Cap Growth Fund Limited-Term New York Municipal Fund Oppenheimer Limited-Term Government Fund Rochester Fund Municipals

and the following money market funds:

    Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
    Centennial California Tax Exempt
Trust                                         Centennial Tax Exempt Trust
    Centennial Government Trust               Oppenheimer Cash Reserves
    Centennial Money Market Trust            Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         |_|      Terms of Escrow That Apply to Letters of Intent.

          1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are only available if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer - sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debt will be made two business days prior to the investment dates you selected in your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of the Asset Builder payment or you can terminate these at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B is subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |_| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |_| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian bank fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders.

However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian bank expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the value of some of the Fund's portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares.

     |X| Securities Valuation. The Fund's Board of Directors has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      o Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      o The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(1) debt instruments that have a maturity of more than 397 days when issued, (2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money  market debt  instruments  that had a maturity of 397 days or less when  issued and which  have a  remaining  maturity  of 60 days or less.
      o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
      o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.
How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(1) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(3) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(5) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Sending Redemption Proceeds by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

o All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market
         Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
o Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund.
o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

         |_| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.

      When Class B shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A or Class B shares.

         |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investor must obtain a Prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A and Class B shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested: certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities); (1) income from securities loans; (2) income or gains from options or futures; or (3) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from California corporate income and franchise taxes. It will also be qualified under California law to pay exempt interest dividends that will be exempt from California personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on California municipal securities and qualifying obligations of the United States government, if at least 50% of the Fund's assets are invested in such obligations at the close of each quarter in its tax year. Distributions from the Fund attributable to income from sources other than California municipal securities and U.S. government obligations will generally be subject to California income tax as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable income in determining California corporate franchise tax or income tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the California alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It acts on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. The Bank of New York is the custodian bank of the Fund's assets. The custodian bank's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian bank may have with the Manager and its affiliates. The Fund's cash balances with the custodian bank in excess of $100,000 are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. Deloitte & Touche, LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT

===============================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the financial highlights for the period July 1, 1994, to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1999

STATEMENT OF INVESTMENTS August 31, 1999

                                                                        RATINGS:

MOODY'S/                                 MARKET

S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)
AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--98.8%
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--90.6%
 Anaheim, CA PFAU TXAL RB, MBIA Insured,
 Inverse Floater, 9.37%, 12/28/18(1)                              Aaa/AAA
$1,000,000           $1,167,500
------------------------------------------------------------------------------------------------------------------
 Berkeley, CA HF RRB, Alta Bates Medical Center,
 Prerefunded, Series A, 6.50%, 12/1/11                              A2/NR
1,500,000            1,609,740
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, American
 Baptist Homes, Series A, 6.20%, 10/1/27                           NR/BBB
1,790,000            1,782,804
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Episcopal
 Homes Foundation, 5.125%, 7/1/18                                   NR/A-
1,500,000            1,383,975
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Rhonda
 Haas Goldman Plaza, 5.125%, 5/15/23
NR/AA-            700,000              638,218
------------------------------------------------------------------------------------------------------------------
 CA CDAU Lease RB, United Airlines,
 Series A, 5.70%, 10/1/33                                        Baa3/BB+
3,200,000            2,976,064
------------------------------------------------------------------------------------------------------------------
 CA CDAU MH RB, Village Riviera Hills,
 Series E, 5.45%, 2/1/25                                           NR/AAA
1,000,000            1,003,830
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded,
 Series A, 6.50%, 1/1/32                                    Baa3/BBB-/BBB
1,400,000            1,557,892
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RRB, Zero Coupon, 5.98%, 1/15/21(2)              Baa3/BBB-/BBB
5,000,000            1,343,350
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RRB, Zero Coupon, 6%, 1/15/22(2)                 Baa3/BBB-/BBB
5,500,000            1,387,705
------------------------------------------------------------------------------------------------------------------
 CA GOB, 5%, 10/1/27                                          Aa3/AA-/AA-
3,000,000            2,721,030
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25                Aaa/AAA
2,340,000            2,416,752
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series A, Cl. I, 5.40%, 8/1/26                    Aaa/AAA
1,810,000            1,674,829
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series C, 6.75%, 2/1/25                           Aa2/AA-
4,790,000            4,963,254
------------------------------------------------------------------------------------------------------------------
 CA Infrastructure & ED Bank RB,
 American Center for Wine Food Arts, 5.55%, 12/1/12               NR/A/A
1,710,000            1,697,962
------------------------------------------------------------------------------------------------------------------
 CA PCFAU RB, Pacific Gas & Electric Co. Project,
 Series B, 6.35%, 6/1/09                                           A1/AA-
2,000,000            2,139,500
------------------------------------------------------------------------------------------------------------------
 CA PWBL RB, State Prison Department of
 Corrections, Series E, FSA Insured, 5.50%, 6/1/15            Aaa/AAA/AAA
2,000,000            2,038,960
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series A, 5.75%, 12/1/29                                          NR/AAA
1,905,000            1,999,793
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series B, 7.75%, 9/1/26
NR/AAA            920,000            1,001,770


              12  Oppenheimer Main Street California Municipal Fund

                                                                        RATINGS:

MOODY'S/                                 MARKET

S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)
AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series B-5, 6.35%, 12/1/29                                        NR/AAA
$1,470,000           $1,548,007
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series D, Cl. 5, 6.70%, 5/1/29                                    NR/AAA
1,890,000            2,057,983
------------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/17                 NR/BBB
3,000,000            2,794,770
------------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/30                 NR/BBB
1,500,000            1,348,110
------------------------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP,
 Inverse Floater, 7.63%, 11/1/15(1)                                 A1/NR
1,200,000            1,101,000
------------------------------------------------------------------------------------------------------------------
 Central CA Joint Powers Health FAU COP,
 Community Hospitals of Central California
 Project, 5%, 2/1/23
Baa1/NR            285,000              247,451
------------------------------------------------------------------------------------------------------------------
 Contra Costa Cnty., CA SPTX RRB,
 CFD 91-1, 5.58%, 8/1/16                                            NR/NR
3,075,000            2,916,853
------------------------------------------------------------------------------------------------------------------
 Corona, CA SFM RB, Sub. Lien,
 Series B, 6.30%, 11/1/28
A2/NR            800,000              823,472
------------------------------------------------------------------------------------------------------------------
 Escondido, CA Union High SDI CAP GOB,
 MBIA Insured, Zero Coupon, 6.20%, 11/1/19(2)                     Aaa/AAA
2,000,000              636,960
------------------------------------------------------------------------------------------------------------------
 Fontana, CA RA TXAL GORB,
 Jurupa Hills Redevelopment Project,
 Prerefunded, Series A, 7.10%, 10/1/23                            NR/BBB+
1,960,000            2,164,389
------------------------------------------------------------------------------------------------------------------
 Fontana, CA RA TXAL Refunding Bonds,
 Jurupa Hills Redevelopment Project,
 Series A, 5.50%, 10/1/19                                         NR/BBB+
1,185,000            1,130,253
------------------------------------------------------------------------------------------------------------------
 Fresno, CA HAU MH RB, Central Valley
 Coalition Projects, Series A, 5.60%, 8/1/30                       NR/AAA
3,075,000            3,107,472
------------------------------------------------------------------------------------------------------------------
 Fresno, CA USD GORB, Series A,
 MBIA Insured, 6.55%, 8/1/20                                  Aaa/AAA/AAA
1,225,000            1,366,353
------------------------------------------------------------------------------------------------------------------
 Fresno, CA USD GOUN, Series A,
 MBIA Insured, 6.40%, 8/1/16                                  Aaa/AAA/AAA
1,000,000            1,108,490
------------------------------------------------------------------------------------------------------------------
 Irvine, CA Improvement Bond Act 1915
 SPAST Bonds, Assessment District No. 94-13,
 Group 2, 5.875%, 9/2/17                                            NR/NR
1,250,000            1,212,225
------------------------------------------------------------------------------------------------------------------
 Irvine, CA Improvement Bonds Act 1915 RB,
 Assessment District 95-12, 6%, 9/2/21                              NR/NR
1,750,000            1,709,295
------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA PFAU TXAL Bonds,
 Series A, 5.50%, 9/1/30                                           NR/BBB
2,500,000            2,290,650
------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA School FAU RRB,
 Horsethief Canyon, 5.35%, 9/1/10                                   NR/NR
1,015,000              972,664
------------------------------------------------------------------------------------------------------------------
 Las Virgenes, CA USD CAP Bonds, Series A,
 MBIA Insured, Zero Coupon, 4.95%, 11/1/12(2)                 Aaa/AAA/AAA
2,095,000            1,044,714

              13 Oppenheimer Main Street California Municipal Fund

                                                                        RATINGS:

MOODY'S/                                 MARKET

S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)
AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Long Beach, CA Harbor RRB, Series A,
 FGIC Insured, 6%, 5/15/10                                        Aaa/AAA
$   500,000          $   533,960
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney
 Parking Project, Zero Coupon, 6.95%, 9/1/11(2)               Baa1/BBB/A-
2,340,000            1,198,384
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney
 Parking Project, Zero Coupon, 5.67%, 9/1/16(2)              Baa1/BBB /A-
1,745,000              631,934
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, FSA Insured, 5%, 7/1/12                            Aaa/AAA/AAA
2,000,000            1,974,700
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, FSA Insured, 5%, 7/1/19                            Aaa/AAA/AAA
2,000,000            1,862,880
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, MBIA Insured, 5.25%, 7/1/15                        Aaa/AAA/AAA
2,000,000            1,970,000
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA Public Works FAU RRB,
 Regional Park & Open Space District,
 Series A, 5%, 10/1/16                                             Aa3/AA
1,900,000            1,804,620
------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, Series A,
 FGIC Insured, 6%, 7/1/15                                     Aaa/AAA/AAA
1,000,000            1,069,300
------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, Series B,
 FGIC Insured, 5%, 7/1/23                                     Aaa/AAA/AAA
2,000,000            1,824,640
------------------------------------------------------------------------------------------------------------------
 Palmdale, CA Civic Authority RRB,
 Merged Redevelopment Project,
 Prerefunded, Series A, 6.60%, 9/1/34
Aaa/AAA            595,000              666,317
------------------------------------------------------------------------------------------------------------------
 Palmdale, CA Civic Authority RRB,
 Merged Redevelopment Project,
 Unrefunded Balance, Series A, 6.60%, 9/1/34
Aaa/AAA            405,000              429,029
------------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Refunding Bonds,
 Los Medanos Community Development Project,
 Sub. Lien, 6.20%, 8/1/19                                          NR/BBB
1,000,000            1,027,890
------------------------------------------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                                          Aaa/AAA
2,500,000            3,079,700
------------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A,
 MBIA Insured, 6.15%, 8/1/15
Aaa/AAA            500,000              539,920
------------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater, 7.97%, 6/1/19(1)              Aaa/AAA/AAA
1,150,000            1,160,062
------------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 9.01%, 7/8/22(1)
Aaa/AAA            500,000              590,625
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
 Prerefunded, 7.55%, 9/1/17                                         NR/NR
1,500,000            1,586,280
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA PFAU TXAL RRB,
 Redevelopment Projects, Series A, 5.625%, 10/1/33              Baa2/BBB-
1,650,000            1,580,106
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA SFM RB, Escrowed to Maturity,
 Series A, 7.80%, 5/1/21                                          Aaa/AAA
1,000,000            1,269,860

              14 Oppenheimer Main Street California Municipal Fund

                                                                        RATINGS:

MOODY'S/                                 MARKET

S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)
AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Riverside, CA PFAU Lease RB, AMBAC Insured,
 5.25%, 10/1/17                                               Aaa/AAA/AAA
$2,100,000           $2,046,093
------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SFM RB,
 Escrowed to Maturity, 8%, 7/1/16(3)                              Aaa/AAA
2,810,000            3,576,315
------------------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB,
 FGIC Insured, Inverse Floater, 9.375%, 8/15/18(1)            Aaa/AAA/AAA
1,500,000            1,674,375
------------------------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration Authority RRB,
 MBIA Insured, 5.25%, 7/1/12
Aaa/AAA/AAA            250,000              251,935
------------------------------------------------------------------------------------------------------------------
 Salinas Valley, CA Solid Waste Authority RB,
 5.80%, 8/1/27                                                   Baa3/BBB
1,665,000            1,584,414
------------------------------------------------------------------------------------------------------------------
 San Diego Cnty., CA Water Authority
 Revenue COP, Prerefunded, Series 91-B,
 MBIA Insured, Inverse Floater, 8.87%, 4/8/21(1)                  Aaa/AAA
1,000,000            1,197,500
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA Bay Area Rapid Transit District
 Sales Tax RRB, AMBAC Insured, 6.75%, 7/1/11                  Aaa/AAA/AAA
1,000,000            1,153,350
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. International
 Airport Commission RB, Second Series Issue 13-B,
 MBIA Insured, 8%, 5/1/07                                         Aaa/AAA
1,140,000            1,353,864
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. International
 Airport Commission RB, Second Series Issue 14-A,
 MBIA Insured, 8%, 5/1/07                                         Aaa/AAA
1,290,000            1,532,004
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. RA Lease RB, CAP,
 George R. Moscone Project, Zero Coupon,
 5.36%, 7/1/10(2)                                                A1/A-/A+
4,500,000            2,533,185
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment
 FAU TXAL CAP Refunding Bonds, Redevelopment
 Projects, Series C, Zero Coupon, 5.20%, 8/1/13(2)                   A2/A
2,350,000            1,055,479
------------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road CAP RRB, Series A, 0%/5.75%, 1/15/21(4)          Baa3/BBB-/BBB
3,200,000            1,971,968
------------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded, 6.75%, 1/1/32           Aaa/AAA/AAA
3,500,000            3,844,225
------------------------------------------------------------------------------------------------------------------
 San Ysidro, CA SDI GOB,
 AMBAC Insured, 6.125%, 8/1/21
Aaa/AAA            700,000              747,635
------------------------------------------------------------------------------------------------------------------
 South Orange Cnty., CA PFAU SPTX RB,
 Foothill Area, Series C, FGIC Insured, 8%, 8/15/08           Aaa/AAA/AAA
1,500,000            1,845,420
------------------------------------------------------------------------------------------------------------------
 Southern CA Home FAU SFM RB,
 Series A, 7.35%, 9/1/24
NR/AAA            185,000              190,936
------------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RB, Series A, 5%, 7/1/26                               Aa2/AA
1,000,000              911,320
------------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RRB, Inverse Floater, 7.42%, 10/30/20(1)               Aa2/AA
1,200,000            1,152,000

              15 Oppenheimer Main Street California Municipal Fund

                                                                        RATINGS:

MOODY'S/                                 MARKET

S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)
AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 California Continued
 Southern CA PPAU Transmission Project RB,
 Inverse Floater, 7.615%, 7/1/12(1)                                Aa3/A+
$2,100,000        $   2,299,500
------------------------------------------------------------------------------------------------------------------
 Stanislaus,  CA  Waste-To-Energy  Financing  Agency Solid Waste Facilities RRB,
 Ogden Martin System, Inc.
 Project, 7.50%, 1/1/05                                             NR/A-
1,285,000            1,321,430
------------------------------------------------------------------------------------------------------------------
 Suisun City, CA PFAU TXAL RB, Suisun City
 Redevelopment Project, Series A, 5.20%, 10/1/28                    NR/A-
2,500,000            2,278,875
------------------------------------------------------------------------------------------------------------------
 Temecula, CA CFD No. 88-12-A SPTX Refunding Bonds,
 5.625%, 9/1/17
NR/NR            535,000              506,629
------------------------------------------------------------------------------------------------------------------
 West Covina, CA COP, Queen of the Valley Hospital,
 Prerefunded, 6.50%, 8/15/19                                        A2/NR
1,120,000            1,248,363

-------------

126,163,061

------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--8.2%
 PR CMWLTH GOB, 5.375%, 7/1/25                                     Baa1/A
1,650,000            1,574,595
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH GORB, MBIA Insured,
 Inverse Floater, 8.08%, 7/1/08(1)                                Aaa/AAA
1,500,000            1,620,000
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB,
 Inverse Floater, 6.75%, 7/1/28(1,5)                                NR/NR
5,000,000            4,165,800
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5.50%, 7/1/13                                 Aaa/AAA/AAA
1,500,000            1,543,140
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5.50%, 7/1/14                                 Aaa/AAA/AAA
1,500,000            1,537,410
------------------------------------------------------------------------------------------------------------------
 PR Housing Finance Corp. SFM RB,
 Portfolio 1, Series B, 7.65%, 10/15/22
Aaa/AAA            125,000              129,595
------------------------------------------------------------------------------------------------------------------
 PR Industrial, Medical & Environmental PC
 Facilities Tourist RB, Mennonite General
 Hospital Project, Series A, 6.50%, 7/1/12
NR/BBB-/BBB            590,000              603,446
------------------------------------------------------------------------------------------------------------------
 PR Public Buildings Authority RB,
 Government Facilities, Series B,
 AMBAC Insured, 5%, 7/1/27
Aaa/AAA            300,000              275,337

-------------

11,449,323

------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST
$138,482,564)                                        98.8%         137,612,384
------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF
LIABILITIES                                                         1.2
1,693,187

-----------------------------
 NET
ASSETS
100.0%        $139,305,571

=============================

              16 Oppenheimer Main Street California Municipal Fund

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:

 CAP      Capital Appreciation                           MUD     Municipal Utility
District
 CDAU     Communities Development Authority              PCFAU   Pollution Control
Finance Authority
 CFD      Community Facilities District                  PFAU    Public Finance
Authority
 CMWLTH   Commonwealth                                   PPAU    Public Power
Authority
 COP      Certificates of Participation                  PWBL    Public Works Board
Lease
 ED       Economic Development                           RA      Redevelopment
Agency
 FAU      Finance Authority                              RB      Revenue Bonds
 GOB      General Obligation Bonds                       RRB     Revenue Refunding
Bonds
 GORB     General Obligation Refunding Bonds             SCDAU   Statewide
Communities Development Authority
 GOUN     General Obligation Unlimited Nts.              SDI     School District
 HAU      Housing Authority                              SFM     Single Family Mtg.
 HF       Health Facilities                              SPAST   Special Assessment
 HFA      Housing Finance Agency                         SPTX    Special Tax
 HTAU     Highway & Transportation Authority             TXAL    Tax Allocation
 MH       Multifamily Housing                            USD     Unified School
District
 MTAU     Metropolitan Transportation Authority

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $16,128,362 or 11.58% of the Fund's net assets as of August 31, 1999.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Securities with an aggregate market value of $559,992 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,165,800 or 2.99% of the Fund's net assets as of August 31, 1999.

AS OF AUGUST 31, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $34,930,607 OR 25.07% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                             MARKET VALUE
PERCENT
---------------------------------------------------------------------------------------
 Special Assessment                                  $ 26,947,089
19.6%
 Single Family Housing                                 24,732,266
17.9
 Highways                                              17,351,490
12.6
 General Obligation                                    14,253,636
10.4
 Municipal Leases                                       8,723,894
6.3
 Sales Tax                                              8,056,275
5.9
 Adult Living Facilities                                7,947,877
5.8
 Electric Utilities                                     5,976,498
4.3
 Pollution Control                                      5,115,564
3.7
 Hospital/Healthcare                                    4,810,001
3.5
 Multifamily Housing                                    4,111,302
3.0
 Marine/Aviation Facilities                             3,419,828
2.5
 Water Utilities                                        3,260,820
2.4
 Resource Recovery                                      2,905,844
2.1

-----------------------------------

 Total                                               $137,612,384
100.0%

===================================



 See accompanying Notes to Financial Statements.

              17 Oppenheimer Main Street California Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999

==================================================================================================================
 ASSETS

 Investments, at value (cost $138,482,564)--see accompanying
statement                              $ 137,612,384
------------------------------------------------------------------------------------------------------------------

Cash
357,087
------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments
sold
2,007,893

Interest
1,763,865
 Shares of capital stock
sold
214,653

Other
1,446

--------------------
 Total
assets
141,957,328

==================================================================================================================
 LIABILITIES

 Payables and other liabilities:

 Investments
purchased
1,981,263

Dividends
372,159
 Shares of capital stock
redeemed
213,863
 Shareholder
reports
37,183
 Distribution and service plan
fees                                                                        12,740
 Transfer and shareholder servicing agent
fees                                                              9,707
 Daily variation on futures contracts--Note
5                                                               6,438

Other
18,404

-------------------
 Total
liabilities
2,651,757

==================================================================================================================

 NET
ASSETS
$139,305,571

===================

==================================================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of capital
stock                                                                $    114,096
------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
140,300,950
------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment
income                                                                   (284,048)
------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions                                                 (28,997)
------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Notes 3 and
5                                               (796,430)

-------------------
 Net
assets
$139,305,571

===================

==================================================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net  asset  value and  redemption  price  per  share  (based  on net  assets of
 $109,575,128 and 8,971,989 shares of capital stock
outstanding)                                           $12.21
 Maximum offering price per share (net asset value plus sales charge of 4.75% of offering
price)
$12.82
------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value,  redemption  price (excludes  applicable  contingent  deferred sales charge) and offering  price per share (based on net assets of $29,730,443 and 2,437,647 shares of capital stock
outstanding)                                                        $12.20



 See accompanying Notes to Financial Statements.

              18 Oppenheimer Main Street California Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999

===============================================================================================
INVESTMENT INCOME
Interest
$  7,761,775

===============================================================================================
EXPENSES
Management fees--Note
4                                                                770,241
-----------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class
B
280,483
-----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note
4                                   80,248
-----------------------------------------------------------------------------------------------
Shareholder
reports                                                                     44,221
-----------------------------------------------------------------------------------------------
Registration and filing fees:
Class
A
11,266
Class
B
4,659
-----------------------------------------------------------------------------------------------
Legal, auditing and other professional
fees                                             11,998
-----------------------------------------------------------------------------------------------
Custodian fees and
expenses                                                              8,823
-----------------------------------------------------------------------------------------------
Insurance
expenses                                                                       2,818
-----------------------------------------------------------------------------------------------
Directors'
compensation                                                                  2,304
-----------------------------------------------------------------------------------------------
Other
2,779

---------------
Total
expenses
1,219,840
Less expenses paid indirectly--Note
1                                                   (8,088)
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note
4                      (210,066)

---------------
Net
expenses
1,001,686
===============================================================================================
NET INVESTMENT
INCOME                                                                6,760,089

===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments
(235,961)
Closing of futures
contracts                                                           208,713

---------------
Net realized
loss                                                                      (27,248)

-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
(9,255,882)

---------------
Net realized and unrealized loss
(9,283,130)

===============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
$(2,523,041)

===============

See accompanying Notes to Financial Statements.



             19   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,
1999            1998
=======================================================================================================
OPERATIONS
Net investment income                                                   $
6,760,089   $   5,785,304
-------------------------------------------------------------------------------------------------------
Net realized loss
(27,248)       (147,181)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
(9,255,882)      4,576,330

--------------------------------

Net increase (decrease) in net assets resulting from operations
(2,523,041)     10,214,453

=======================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A
(5,577,537)     (5,113,266)
Class B
(1,114,948)       (736,400)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A
--        (802,490)
Class B
--        (131,382)

=======================================================================================================
CAPITAL STOCK TRANSACTIONS

Net increase in net assets resulting from capital stock transactions--Note 2:
Class A
7,019,301      16,887,977
Class B
8,515,921      10,757,185

=======================================================================================================
NET ASSETS
Total increase
6,319,696      31,076,077
-------------------------------------------------------------------------------------------------------
Beginning of period
132,985,875     101,909,798

--------------------------------
End of period (including overdistributed net investment
income of $284,048 and $351,652, respectively)
$139,305,571    $132,985,875

================================



See accompanying Notes to Financial Statements.

             20  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS


Year                    Year

Ended                   Ended

August 31,                June 30,
Class A                                                 1999       1998
1997       1996(1)      1996         1995
=========================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                  $13.02      $12.64
$12.16     $12.15      $12.09       $11.82
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .65         .65
 .73        .12         .73          .73
Net realized and unrealized gain (loss)                 (.82)        .51
 .49        .01         .07          .27

--------------------------------------------------------------------

Total income (loss) from
investment operations                                   (.17)       1.16
1.22        .13         .80         1.00
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.64)       (.67)
(.74)       (.12)       (.73)        (.69)
Dividends in excess of
net investment income                                     --          --
--         --          --         (.04)
Distributions from net realized gain                      --        (.11)
--         --          --           --
Distributions in excess of net realized gain              --          --
--         --        (.01)          --

--------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.64)       (.78)
(.74)      (.12)       (.74)        (.73)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.21      $13.02
$12.64     $12.16      $12.15       $12.09

====================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (1.42)%      9.33%
10.24%      1.12%       6.73%        8.93%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)            $109,575    $109,811
$89,991    $76,817     $76,913      $78,134
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $111,996    $ 99,678
$80,311    $77,584     $78,676      $76,148
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   5.03%       5.04%
5.91%      6.00%       5.99%        6.27%
Expenses, before voluntary assumption
and indirect expenses                                   0.67%       0.69%(4)
0.59%(4)   0.57%(4)    0.58%(4)    0.57%(4)
Expenses, after voluntary assumption
and indirect expenses                                   0.51%       0.53%
N/A       N/A          N/A         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                25%         30%
46%         1%         33%         14%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

See accompanying Notes to Financial Statements.

             21  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued



YEAR                    YEAR

ENDED                   ENDED

AUGUST 31,                JUNE 30,
CLASS B                                              1999           1998
1997         1996(1)        1996       1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period              $13.01          $12.63
$12.14        $12.14        $12.08     $11.80
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .53
 .54             .60           .10           .61        .62
Net realized and unrealized gain (loss)             (.83)
 .49             .50            --           .07        .27

--------------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.30)           1.03
1.10           .10           .68        .89
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.51)          (.54)
(.61)         (.10)         (.61)      (.57)
Dividends in excess of
net investment income                                 --
--               --            --            --       (.04)
Distributions from net realized gain                  --
(.11)              --            --            --         --
Distributions in excess of net realized gain          --
--               --            --          (.01)        --

--------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.51)          (.65)
(.61)          (.10)         (.62)      (.61)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.20         $13.01
$12.63         $12.14        $12.14     $12.08

================================================================================

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                (2.41)%         8.24%
9.24%          0.85%         5.66%      7.90%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $29,730        $23,175
$11,919         $5,928        $5,442     $2,648
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $28,070        $18,087         $
8,129         $5,767        $3,848     $1,904
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.02%          4.19%
4.85%          4.92%         4.94%      5.17%
Expenses, before voluntary assumption
and indirect expenses                               1.67%          1.70%(4)
1.60%(4)       1.62%(4)      1.60%(4)  1.55%(4)
Expenses, after voluntary assumption
and indirect expenses                               1.52%
1.53%             N/A            N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            25%
30%             46%             1%           33%       14%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for period of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

See accompanying Notes to Financial Statements.

             22  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A and B have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


             23  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

Notes to Financial Statements continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      There are certain risks arising from geographic concentration in any state. Certain revenue- or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



             24  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

===============================================================================
2. CAPITAL STOCK

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                           YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31,
1998
                           SHARES              AMOUNT      SHARES
AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                         1,681,985   $ 21,674,388       2,165,645    $
27,847,918
Dividends and/or
distributions reinvested       281,702      3,627,456         290,138
3,721,102
Redeemed                    (1,423,149)   (18,282,543)     (1,141,736)
(14,681,043)

----------------------------------------------------------

Net increase                   540,538   $  7,019,301       1,314,047    $
16,887,977

==========================================================
--------------------------------------------------------------------------------------
CLASS B
Sold                           964,557   $ 12,473,622         931,591    $
11,964,499
Dividends and/or
distributions reinvested        59,086        758,691          44,882
575,114
Redeemed                      (367,694)    (4,716,392)       (138,617)
(1,782,428)

----------------------------------------------------------
Net increase                   655,949   $  8,515,921         837,856    $
10,757,185

==========================================================

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized depreciation on securities of $870,180 was composed of gross appreciation of $3,223,012, and gross depreciation of $4,093,192.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets if the Fund's net assets are $100 million or more (it is reduced if assets are less). The Manager has voluntarily undertaken to limit its fees to 0.40% of average annual net assets if the Fund's assets are $100 million or more. The Manager can terminate that waiver at any time. The Fund's management fee for the year ended August 31, 1999 was 0.40% of average annual net assets for each class of shares, after giving affect to the waiver.

-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


             25  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  CONTINUED

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                     AGGREGATE            CLASS A
COMMISSIONS       COMMISSIONS
                                     FRONT-END          FRONT-END        ON CLASS
A        ON CLASS B
                                 SALES CHARGES      SALES CHARGES
SHARES            SHARES
                                    ON CLASS A        RETAINED BY       ADVANCED
BY       ADVANCED BY
YEAR ENDED                              SHARES        DISTRIBUTOR
DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------
August 31, 1999                       $370,004            $65,422
$27,796          $426,112

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.

                                                          CLASS
A                             CLASS B
                                              CONTINGENT DEFERRED
CONTINGENT DEFERRED
                                                    SALES
CHARGES                       SALES CHARGES
YEAR ENDED                                RETAINED BY DISTRIBUTOR
RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
August 31, 1999
$4,038                             $95,508


      The Fund has adopted a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

-------------------------------------------------------------------------------
CLASS B DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan allows the Distributor to be reimbursed for its services and costs in distributing Class B and servicing accounts.

      The Distributor retains the asset-based sales charge on Class B shares. The asset-based sales charges on Class B shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plan. If the Class B plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999 were as follows:


DISTRIBUTOR'S     DISTRIBUTOR'S

AGGREGATE      UNREIMBURSED

UNREIMBURSED     EXPENSES AS %
                                TOTAL PAYMENTS    AMOUNT RETAINED
EXPENSES     OF NET ASSETS
                                    UNDER PLAN     BY DISTRIBUTOR        UNDER
PLAN          OF CLASS
------------------------------------------------------------------------------------------------------
Class B Plan                          $280,483           $238,366
$1,067,326             3.59%


             26  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

===============================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 1999, the Fund had outstanding futures contracts as follows:

                                                     NUMBER OF        VALUATION AS
OF        UNREALIZED
CONTRACT DESCRIPTION            EXPIRATION DATE      CONTRACTS        AUGUST 31,
1999       APPRECIATION
-----------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds                     9/21/99             40
$4,573,750            $73,750


===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

      The Fund had no borrowings outstanding during the year ended August 31, 1999.


             27  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                                   Appendix A

--------------------------------------------------------------------------------
                      MUNICIPAL BOND RATINGS DEFINITIONS
--------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
--------------------------------------------------------------------------------

Long-Term Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (...): Bonds for which the security depends on the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limitation attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Short-Term Ratings - U.S. Tax-Exempt Municipals

There are four ratings below for short-term obligations that are investment grade. Short-term speculative obligations are designated SG. For variable rate demand obligations, a two-component rating is assigned. The first (MIG) element represents an evaluation by Moody's of the degree of risk associated with scheduled principal and interest payments, and the other (VMIG) represents an evaluation of the degree of risk associated with the demand feature.

MIG 1/VMIG 1: Denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing..

MIG 2/VMIG 2: Denotes high quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: Denotes adequate quality. Protection commonly regarded as required
of  an   investment   security  is  present  and  although  not   distinctly  or
predominantly speculative, there is specific risk.

SG: Denotes speculative quality. Debt instruments in this category lack margins of protection.


Standard & Poor's Rating Services
--------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.
--------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. Securities are not meeting current obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3:   Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.
B:    Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility, Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

-------------------------------------------------------------------------------
Duff & Phelps Credit Rating Co. Ratings

Long-Term Debt and Preferred Stock

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:

High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.


Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.

Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                   Appendix B

--------------------------------------------------------------------------------
                     Municipal Bond Industry Classifications
--------------------------------------------------------------------------------


Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans3 (4) Group Retirement Plans4 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."3 This waiver provision applies to:

3 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

|_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

|_|      Purchases   by  a   Retirement   Plan   whose   record   keeper  had  a
         cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases):
|_|       The Manager or its affiliates.
|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

      Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
 |_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2)   To return excess contributions.
(3)   To return contributions made due to a mistake of fact.
(4)   Hardship withdrawals, as defined in the plan.4
4 This provision does not apply to IRAs.

(5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum distribution requirements of the Internal Revenue Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8)   For loans to participants or beneficiaries.
(9)   Separation from service.5

5 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


     III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

        The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

|_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.

|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2)   To return excess contributions made to a participant's account.
(3)   To return contributions made due to a mistake of fact.
(4)   To make hardship withdrawals, as defined in the plan.6

6 This provision does not apply to IRAs.

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6)  To meet the minimum distribution requirements of the Internal Revenue Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8)   For loans to participants or beneficiaries.7

7 This provision does not apply to loans from 403(b)(7)  custodial plans.

(9)   On account of the participant's separation from service.8

8 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12)  Distributions  from  Retirement  Plans  having  500 or more  eligible
     employees,   but  excluding   distributions  made  because  of  the  Plan's
     elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.

(14) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.

|_| Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

|_| Shares sold to the Manager or its affiliates.

|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

|_| Shares issued in plans of  reorganization  to which the Fund is a party.

|_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.)
     of  the  Fund,  the  Manager  and  its  affiliates  and  retirement   plans
     established by them for their employees.

IV. Special Sales Charge  Arrangements for  Shareholders of Certain  Oppenheimer
                      Funds Who Were Shareholders of Former
                              Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer   Quest   Small   Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                      Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
 Number of Eligible   Charge as a % of    Charge as a % of    Commission as %
Employees or Members   Offering Price    Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_|   redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
|-|
      liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account        Connecticut   Mutual   Total   Return
                                            Account
  Connecticut Mutual Government Securities CMIA  LifeSpan  Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |_| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those  shareholders  who are  eligible for the prior Class A CDSC are:
(1) persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |_| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;

(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;

(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


               VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

        Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


                  VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.
|-|

--------------------------------------------------------------------------------
Oppenheimer Main Street California Municipal Fund
--------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      Deloitte & Touche LLP
      555 Seventeenth Street, Suite 3600
      Denver, Colorado 80202-3942

Legal Counsel
      Myer, Swanson, Adams & Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

890


PX725.001.1299

--------------------------------------------------------------------------------
Oppenheimer California Municipal Fund
--------------------------------------------------------------------------------

Prospectus dated November 22, 1999

                                          Oppenheimer  California Municipal Fund
                                          is a mutual  fund.  It  seeks  current
                                          income   exempt   from   federal   and
                                          California  income  taxes by investing
                                          in   municipal    securities,    while
                                          attempting to preserve capital.

                                               This     Prospectus      contains
                                          important information about the Fund's
                                          objective,  its  investment  policies,
                                          strategies and risks. It also contains
                                          important information about how to buy
                                          and sell  shares of the Fund and other
                                          account  features.  Please  read  this
                                          Prospectus carefully before you invest
                                          and keep
As with all mutual funds, the             it for future reference about your
Securities and Exchange Commission        account.
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.








                                                                           67890

178

Contents
            ABOUT THE FUND
--------------------------------------------------------------------------------

            The Fund's Investment Objective and Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


            ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Web Site

            How to Sell Shares
            By Mail
            By Telephone
            By Checkwriting

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends and Taxes

            Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital.

WHAT DOES THE FUND INVEST IN? The Fund invests mainly in California municipal securities that pay interest exempt from federal and California individual income taxes. These primarily include municipal bonds (which are long-term obligations), municipal notes (short-term obligations), and interests in municipal leases. Most of the securities the Fund buys must be "investment grade" (the four highest rating categories of national rating organizations, such as Moody's).

      The Fund does not limit its investments to securities of a particular maturity range, and may hold both short- and long-term securities. However, it currently focuses on longer-term securities to seek higher yields. These investments are more fully explained in "About the Fund's Investments," below.

How Does The Portfolio Manager Decide What Securities To Buy Or Sell? In selecting securities for the Fund, the portfolio manager looks primarily throughout California for municipal securities using a variety of factors which may change over time and may vary in particular cases. The portfolio manager currently looks for:
o     Securities that provide high current income
o A wide range of securities of different issuers within the state, including different agencies and municipalities, to spread risk
o     Securities having favorable credit characteristics
o     Special situations that provide opportunities for value

WHO IS THE FUND DESIGNED FOR? The Fund is designed for individual investors who are seeking income exempt from federal and California income taxes. The Fund does not seek capital gains or growth. Because it invests in tax-exempt securities, the Fund is not appropriate for retirement plan accounts or for investors seeking capital growth. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments have risks to some degree. The Fund's investments are subject to changes in their value from a number of factors, described below. There is also the risk that poor security selection by the Fund's investment Manager, OppenheimerFunds, Inc., will cause the Fund to under perform other funds having a similar objective.

      These risks collectively form the risk profile of the Fund and can affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its objective.

HOW RISKY IS THE FUND OVERALL? The value of the Fund's investments will change over time due to a number of factors. They include changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices overall. The Fund focuses its investments in California municipal securities and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect California governmental issuers. These changes can affect the value of the Fund's investments and its prices per share. In the OppenheimerFunds spectrum, the Fund is more conservative than some types of taxable bond funds, such as high yield bond funds, but has greater risk than money market funds.

      CREDIT RISK. Municipal securities are subject to credit risk. Credit risk is the risk that the issuer of a municipal security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the Fund's shares may be reduced. Because the Fund can invest as much as 25% of its assets in municipal securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment-grade bonds. A downgrade in an issuer's credit rating or other adverse news about an issue can reduce a security's market value.

INTEREST RATE RISKS. Municipal securities are debt securities that are subject to changes in value when prevailing interest rates change. When interest rates fall, the values of already issued municipal securities generally rise. When interest rates rise, the values of already issued municipal securities generally fall, and the bonds may sell at a discount from their face amount. The magnitude of these price changes is generally greater for bonds with longer maturities. The Fund currently focuses on longer term securities to seek higher income. Therefore, its share prices may fluctuate more when interest rates change.

RISKS OF NON-DIVERSIFICATION. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer, such as bonds issued by the State of California. Having a higher percentage of its assets invested in the securities of fewer issuers, particularly obligations of government issuers of one state, could result in greater fluctuations of the Fund's share prices due to economic, regulatory or political problems in California.

RISKS IN USING DERIVATIVE INVESTMENTS. The Fund can use derivatives to seek increased returns or to try to hedge investment risks. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, "inverse floaters" and variable rate obligations are examples of derivatives.

      If the issuer of the derivative investment does not pay the amount due, the Fund can lose money on its investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund will get less income than expected or its share price could decline. To try to preserve capital, the Fund has limits on the amount of particular types of derivatives it can hold.

An investment in the Fund is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the past ten calendar years and by showing the average annual total returns of the Fund's shares and comparing the returns of its Class A shares to the returns of a market index. The Fund's past investment performance does not necessarily indicate how the Fund will perform in the future.

[See Bar Chart in Appendix to the Prospectus]

For the period from 1/1/99 through 9/30/99, the cumulative return (not annualized) for Class A shares was -3.65%. Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.
During the 10-year period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 8.65% (1Q'95) and the lowest return (not annualized) for a calendar quarter was -6.00% (1Q'94).

--------------------------------------------------------------------------------
Average Annual Total
Returns for the periods  --------------- Past 5 Years        Past 10 Years
ending December 31,                      (or life of class,  (or life of class,
1998                     Past 1 Year     if less)            if less)
=============================================================
                                                           ====================
Class A Shares
(inception 11/3/88)
                              0.88%             4.90%              7.45%*
Lehman Brothers
Municipal Bond Index          6.48%             6.22%               8.08%
(from 12/31/88)

Class B Shares
(inception 5/1/93)            0.21%            4.78%*               5.55%

Class C Shares
(inception 11/1/95)           4.22%            6.57%*                N/A

--------------------------------------------------------------------------------

The Fund's average annual total returns include the applicable sales charge: for Class A, the current maximum initial sales charge of 4.75%; for Class B, the applicable contingent deferred sales charges of 5% (1-year) and1% (5 years and life of class); for Class C, the 1% contingent deferred sales charge for the 1-year period.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds. The index performance does not consider the effects of capital gains or transaction costs, and the Fund's investment may vary from the securities in the index.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during the fiscal year ended July 31, 1999.


Shareholder Fees (charges paid directly from your investment):

                                 Class A Shares  Class B Shares  Class C Shares
                                 -----------------------------------------------
Maximum Sales Charge (Load) on
purchases (as a % of offering          4.75%           None            None
price)
--------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as % of the lower of the
original offering price or             None1            5%2            1%3
redemption proceeds)

1. A 1% contingent deferred sales charge may apply to redemptions of investments of $1 million or more of Class A shares. See "How to Buy Shares" for details.
3. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
4.    Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
--------------------------------------------------------------------------
                                       Class A       Class B     Class C
                                       Shares        Shares      Shares
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Management Fees                        0.55%         0.55%       0.55%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees             0.24%       1.00%
1.00%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Other Expenses                         0.12%         0.12%       0.12%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Total Annual Operating Expenses        0.91%         1.67%       1.67%
--------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated, and reinvest your dividends and distributions.

The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 year      3 years      5 years      10 years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $563        $751         $955         $1,541
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $670        $826         $1,107       $1,588
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $270        $526         $907         $1,976
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
If shares are not         1 year      3 years      5 years      10 years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $563        $751         $955         $1,541
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $170        $526         $907         $1,588
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $170        $526         $907         $1,976
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include contingent deferred sales charges.
1. Class B expense for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of the Fund's portfolio among different types of investments will vary over time based on the Manager's evaluation of economic and market trend. Under normal market conditions, the
Fund:

o     attempts to invest 100% of its assets in municipal securities,

o as a fundamental policy, invests at least 80% of its assets in municipal securities, and

o   invests at least 65% of its total assets in California municipal securities.

   The Manager tries to reduce risks by selecting a wide variety of municipal investments and by carefully researching securities before they are purchased. However, changes in the overall market prices of municipal securities and the income they pay can occur at any time. The yield and share prices of the Fund will change daily based on changes in interest rates and market conditions and in response to other economic events. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

MUNICIPAL SECURITIES The Fund buys municipal bonds and notes, certificates of participation in municipal leases and other debt obligations.

      The Fund mainly invest in California municipal securities, which are municipal securities that are not subject (in the opinion of bond counsel to the issuer at the time they are issued) to California individual income tax. These debt obligations are issued by the State of California and its political subdivisions (such as cities, towns, counties, agencies and authorities). The term "California municipal securities" may also include debt securities of the governments of certain possessions, territories and commonwealths of the United States if the interest is not subject to California individual income tax.

      The Fund can also buy other municipal securities, issued by the governments of the District of Columbia and of other states as well as their political subdivisions, authorities and agencies, and securities issued by any commonwealths, territories or possessions of the United States, or their respective agencies, instrumentalities or authorities, if the interest paid on the security is not subject to federal individual income tax (in the opinion of bond counsel to the issuer at the time the security is issued).

      Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or public facilities. The Fund can buy both long-term and short-term municipal securities. Long-term securities have a maturity of more than one year. The Fund generally focuses on longer-term securities, to seek higher income.

      The Fund can buy municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The Fund can also can buy "revenue obligations," payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. Some revenue obligations are private activity bonds that pay interest that may be a tax preference item for investors subject to alternative minimum tax.

Ratings Of Municipal Securities The Fund Buys. Most of the municipal securities the Fund buys are "investment grade" at the time of purchase. The Fund does not invest more than 25% of its total assets in municipal securities that are not "investment grade" at the time of purchase. "Investment grade" securities are those rated within the four highest rating categories of Moody's, Standard & Poor's, Fitch or Duff & Phelps or another nationally recognized rating organization, or (if unrated) judged by the Manager to be comparable to rated investment grade securities. Rating categories are described in the Statement of Additional Information. A reduction in the rating of a security after the Fund buys it will not automatically require the Fund to dispose of that security. However, the Manager will evaluate those securities to determine whether to keep them in the Fund's portfolio.

      The Manager may rely to some extent on credit ratings by nationally recognized rating agencies in evaluating the credit risk of securities selected for the Fund's portfolio. It may also use its own research and analysis. Many factors affect an issuer's ability to make timely payments, and the credit risks of a particular security may change over time.

Special Credit Risks of Lower-Grade Securities. Lower-grade municipal securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade municipal securities. Securities that are (or that have fallen) below investment grade entail a greater risk that the issuers may not meet their debt obligations.

Municipal Lease Obligations. Municipal leases are used by state and local government authorities to obtain funds to acquire land, equipment or facilities. The Fund can invest in certificates of participation that represent a proportionate interest in payments made under municipal lease obligations. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Fund's Board of Trustees can change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's investment objective is a fundamental policy. An investment policy and technique is not fundamental unless this Prospectus or the Statement of Additional Information says it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of them. These techniques involve risks although some are designed to help reduce overall investment or market risks.

Floating Rate/Variable Rate Obligations. Some municipal securities have variable or floating interest rates. Variable rates are adjustable at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury Bill rate.

      Certain variable rate bonds known as "inverse floaters" pay interest rates that move in the opposite direction of yields on short-term bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile. Inverse floaters are a type of "derivative security." Some have a "cap," so that if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund cannot invest more than 20% of its total assets in inverse floaters.

Other Derivatives. The Fund can also invest in other derivative securities that pay interest that depend on the change in value of an underlying asset, interest rate or index. Examples are interest rate swaps, municipal bond indices or swap indices.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase municipal securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to the Fund if the value of the security declines prior to the settlement date.

Puts and Stand-By Commitments. The Fund can acquire "stand-by commitments" or "puts" with respect to municipal securities. The Fund obtains the right to sell specified securities at a set price on demand to the issuing broker-dealer or bank. However, this feature may result in a lower interest rate on the security. The Fund acquires stand-by commitments or puts solely to enhance portfolio liquidity.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets in illiquid securities. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity. The Fund cannot buy securities that have a restriction on resale.

Hedging. The Fund can buy and sell futures contracts, put and call options, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them. The Fund does not use hedging instruments to a substantial degree and is not required to use them in seeking its goal.

      Hedging involves risk. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Temporary Defensive Investments. The Fund can invest up to 100% of its total assets in temporary defensive investments during periods of unusual market conditions. Generally, they would be short-term municipal securities but could be U.S. Government securities or highly-rated corporate debt securities. The income from some temporary defensive investments may not be tax-exempt, and therefore when making those investments the Fund might not achieve its objective. The Fund can also hold cash and cash equivalents pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.

How the Fund is Managed

THE MANAGER. The Fund's investment Manager, OppenheimerFunds, Inc., selects the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an investment advisory agreement which states the Manager's responsibilities. The agreement sets the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment advisor since 1960. The Manager (including subsidiaries) currently manages more than $110 billion of assets as of September 30, 1999, including other Oppenheimer funds with more than 5 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

Portfolio Manager. The portfolio manager of the Fund is Christian D. Smith, a Senior Vice President of the Manager. He is the person principally responsible for the day-to-day management of the Fund's portfolio and became the Fund's portfolio manager on November 1, 1999. Mr. Smith is a Vice President of the Fund and also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining OppenheimerFunds in September 1999, he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management, prior to which he was a portfolio manager for that firm (January 1990-January 1999).

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate which declines as the Fund's assets grow: 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of average annual net assets over $1 billion. The Fund's management fee for its last fiscal year ended July 31, 1999, was 0.55% of average annual net assets for each class of shares.

YEAR 2000 ISSUES. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian bank and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as described below. The Fund's Distributor, OppenheimerFunds Distributor, Inc., may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker, or financial institution that has a sales agreement with the
Distributor. Your dealer will place your order with the Distributor on your behalf.

Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before your make a purchase to be sure that the Fund is appropriate for you.

o Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

o Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated Clearing House (ACH) transfer to buy the shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

HOW MUCH MUST YOU INVEST? You can open a Fund account with a minimum initial investment of $1,000. You can make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

o With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. You can make additional purchases of at least $25 by telephone through AccountLink.

o The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price, which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

o Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. All references to time in this Prospectus mean "New York time".

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid securities and obligations for which market values cannot be readily obtained.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

Buying through a dealer. If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose a class, your investment will be made in Class A shares.
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Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A Shares?" below.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class B Shares?" below.
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Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can You Buy Class C Shares?" below.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.


      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

o Investing for the Shorter Term. While the Fund is meant to be a long-term investment, if you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

Are There Differences In Account Features That Matter To You? Some account features (such as checkwriting) may not be available to Class B or Class C shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates and checkwriting privileges are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:
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                          Front-End Sales                Front-End Sales
Commission As a
                          Charge As a                       Charge As
a            Percentage of
                          Percentage of        Percentage of Net   Offering
Amount of Purchase        Offering Price       Amount Invested Price
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Less than $50,000           4.75%                 4.98%        4.00%
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$50,000 or more but         4.50%                 4.71%        4.00%
less than $100,000
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$100,000 or more but        3.50%                 3.63%        3.00%
less than $250,000
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$250,000 or more but        2.50%                 2.56%        2.25%
less than $500,000
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$500,000 or more but        2.00%                 2.04%        1.80%
less than $1 million
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Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more. The Distributor pays dealers of record commissions in an amount equal to 0.50% of purchases of $1 million or more other than by retirement accounts. That commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

HOW CAN YOU REDUCE SALES CHARGES IN BUYING CLASS A SHARES? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information. The Class A initial and contingent deferred sales charges are not imposed in the circumstances described in "Reduced Sales Charges" in the Statement of Additional Information.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on: o the amount of your account value represented by an increase in net asset value over the initial purchase price or
o     shares purchased by the reinvestment of dividends or capital gains distributions.
o    shares redeemed in the special circumstances described in Appendix C to the
            Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
1. shares acquired by reinvestment of dividends and capital gains distributions,
2.    shares held for over 6 years, and
3.    shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

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Years Since Beginning of         Contingent Deferred Sales Charge
Month in which Purchase          On Redemptions in That Year
Order Was Accepted               (As % of Amount Subject to Charge)
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0-1                              5.0%
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1-2                              4.0%
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2-3                              3.0%
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3-4                              3.0%
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4-5                              2.0%
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5-6                              1.0%
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6 and following                  None
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In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any Class B shares you hold convert, any other Class B shares that were acquired by reinvesting any dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

HOW CAN YOU BUY CLASS C SHARES? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on: o the amount of your account value represented by the increase in net asset value over the initial purchase price
o shares purchased by the reinvestment of dividends or capital gains distributions, or

o shares redeemed in the special circumstances described in the Appendix to the Statement of Additional Information.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains distributions,

2.    shares held for over 12 months, and
3.    shares held the longest during the 12-month period.

DISTRIBUTION AND SERVICE (12B-1) PLANS

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

ACCOUNT LINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

o     transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset
             Builder Plans, or
o have the Transfer Agent send redemption proceeds or to transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You can purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEB SITE. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer fund account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
      |_| You wish to redeem  more  than  $100,000  and  receive a check

     |_| The redemption check is not payable to all shareholders listed on the account statement

     |_| The redemption check is not sent to the address of record on your account statement

     |_| Shares are being transferred to a Fund account with a different owner or name

     |_| Shares are being redeemed by someone (such as an Executor) other than the owners

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

HOW DO YOU SELL SHARES BY MAIL? Write a "letter of instructions"  that includes:
o Your name o The Fund's name o Your Fund account number (from your account statement) o The dollar amount or number of shares to be redeemed o Any special payment instructions o Any share certificates for the shares you are selling o The signatures of all registered owners exactly as the account is registered,
      and
o Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

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Use the following address for requests by mail:
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OppenheimerFunds Services
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P.O. Box 5270
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Denver, Colorado 80217-5270

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Send courier or express mail requests to:
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OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

HOW DO YOU SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.
o     To redeem shares through a service representative, call 1-800-852-8457
o     To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

ARE THERE LIMITS ON AMOUNTS REDEEMED BY TELEPHONE?

Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

CHECKWRITING. To write checks against your Fund account, request that privilege on your account Application, or contact the Transfer Agent for signature cards. They must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the other account.
o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the checks are payable through or the Fund's bank or the Custodian bank.
o Checkwriting privileges are not available for accounts holding shares that are subject to a contingent deferred sales charge.
o     Checks must be written for at least $100.
o Checks cannot be paid if they are written for more than your account value. Remember, your shares fluctuate in value and you should not write a check close to the total account value.
o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
o Don't use your checks if you changed your Fund account number, until you receive new checks.

Can You Sell Shares Through Your Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:
o Shares of the fund selected for exchange must be available for sale in your state of residence.
o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
o You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
o Before exchanging into a fund, you must obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

HOW DO I SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover.

o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:

o Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.

o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, through AccountLink (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by federal funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with securities from the Fund's portfolio.

"Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends and Taxes

DIVIDENDS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net tax-exempt income and/or net investment income each regular business day and to pay those dividends to shareholders monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds are available to the Fund from the purchase payment for such shares.

      The Fund attempts to pay dividends on Class A shares at a constant level. There is no assurance that it will be able to do so. The Board of Trustees may change the targeted dividend level at any time, without prior notice to shareholders. Additionally, the amount of those dividends and the distributions paid on class B and C shares may vary over time, depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the particular class of shares. Dividends and distributions paid on Class A shares will generally be higher than for Class B and Class C shares, which normally have higher expenses than Class A. The Fund cannot guarantee that it will pay any dividends or distributions.

CAPITAL GAINS. Although the Fund does not seek capital gains, it may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

WHAT CHOICES DO I HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

Reinvest  Your  Distributions  in  Another  OppenheimerFunds  Account.  You  can
reinvest   all   distributions   in  the  same   class  of  shares  of   another
OppenheimerFunds account you have established.

TAXES. Dividends paid from net investment income earned by the Fund on municipal securities will be excludable from gross income for federal individual income tax purposes. A portion of a dividend that is derived from interest paid on certain "private activity bonds" may be an item of tax preference if you are subject to the alternative minimum tax. If the Fund earns interest on taxable investments, any dividends derived from those earnings will be taxable as ordinary income to shareholders.

      Dividends paid by the Fund from interest on California municipal securities will be exempt from California individual income taxes, if at the close of each quarter at least 50% of the value of the Fund's assets are invested in debt obligations that pay interest exempt from California individual income taxes. Dividends paid from income from municipal securities of issuers outside California will normally be subject to California individual income taxes.

      Dividends and capital gains distributions may be subject to state or local taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders, and may be taxable at different rates depending on how long the Fund holds the asset. It does not matter how long you have held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

Remember, There May be Taxes on Transactions. Even though the Fund seeks to distribute tax-exempt income to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

      This information is only a summary of certain federal income tax information about your investment. You should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by KPMG LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

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Financial Highlights
--------------------------------------------------------------------------------





Year Ended    |         Year Ended|

July 31,    |       December 31,|
Class A                                                  1999        1998
1997          1996(1)|    1995       1994|
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $10.92      $10.94
$10.39        $10.69      $ 9.45      $10.97
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53         .54
 .58           .33         .58         .60
Net realized and unrealized gain (loss)                  (.35)        .06
 .54          (.30)       1.25       (1.51)
                                                       ------      ------
------        ------      ------      ------
Total income (loss) from
investment operations                                     .18         .60
1.12           .03        1.83        (.91)

--------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                     (.53)       (.54)
(.57)         (.33)       (.58)       (.61)
Dividends in excess of net
investment income                                          --          --
--            --        (.01)         --
Distributions from net realized gain                       --        (.08)
--            --          --          --
                                                       ------      ------
------        ------      ------      ------
Total dividends and distributions
to shareholders                                          (.53)       (.62)
(.57)         (.33)       (.59)       (.61)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.57      $10.92
$10.94        $10.39      $10.69      $ 9.45
                                                       ======      ======
======        ======      ======      ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                      1.59%       5.66%
11.11%         0.34%      19.76%      (8.49)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                       $316,363    $300,717
$298,162      $286,033    $285,307    $219,682
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $314,094    $297,372
$289,439      $279,796    $250,188    $248,850
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.79%       4.91%
5.49%         5.53%       5.64%       5.99%
Expenses                                                 0.91%       0.92%(4)
0.94%(4)      0.97%(4)    0.95%(4)    0.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 35%         31%
31%           14%         23%         22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  31  Oppenheimer California Municipal Fund

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Financial Highlights  (Continued)
--------------------------------------------------------------------------------





Year Ended|        Year Ended|

July 31,|      December 31,|
Class B                                                      1999
1998        1997    1996(1)|    1995      1994|
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $10.92
$10.94      $10.39     $10.69   $ 9.44     $10.98
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45
 .46         .49        .28      .51        .54
Net realized and unrealized gain (loss)                      (.35)
 .06         .55       (.30)    1.25      (1.55)
                                                           ------
------      ------     ------   ------     ------
Total income (loss) from
investment operations                                         .10
 .52        1.04       (.02)    1.76      (1.01)

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)
(.46)       (.49)      (.28)    (.50)      (.53)
Dividends in excess of net
investment income                                              --
--          --         --     (.01)        --
Distributions from net realized gain                           --
(.08)         --         --       --         --
                                                           ------
------      ------     ------   ------     ------
Total dividends and distributions
to shareholders                                              (.45)
(.54)       (.49)      (.28)    (.51)      (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.57
$10.92      $10.94     $10.39   $10.69     $ 9.44
                                                           ======
======      ======     ======   ======     ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                          0.82%
4.86%      10.27%     (0.12)%  18.97%     (9.39)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                           $132,763      $115,444
$82,474    $52,038  $41,224    $20,224
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $129,538      $ 99,266
$65,192    $46,422  $29,918    $16,552
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%
4.21%       4.70%      4.74%    4.82%      5.17%
Expenses                                                     1.67%
1.67%(4)    1.70%(4)   1.74%(4) 1.72%(4)   1.73%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%
31%         31%        14%      23%        22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  32   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




Year|      Period|

Ended|       Ended|

July 31,|    Dec. 31,|
Class C                                                      1999
1998        1997    1996(1)|     1995(6)|
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $10.91
$10.93      $10.38     $10.68        $10.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45
 .46         .49        .27           .08
Net realized and unrealized gain (loss)                      (.36)
 .06         .55       (.30)          .22
                                                           ------
------      ------     ------        ------
Total income (loss) from
investment operations                                         .09
 .52        1.04       (.03)          .30

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)
(.46)       (.49)      (.27)         (.07)
Dividends in excess of net
investment income                                              --
--          --         --          (.01)
Distributions from net realized gain                           --
(.08)         --         --            --
                                                           ------
------     ------     ------        ------
Total dividends and distributions
to shareholders                                              (.45)
(.54)       (.49)      (.27)         (.08)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55
$10.91      $10.93     $10.38        $10.68
                                                           ======
======      ======     ======        ======

====================================================================================================================
Total Return, at Net Asset Value(2)                          0.73%
4.87%      10.26%     (0.19)%        2.90%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $16,864
$11,340      $5,969     $2,171          $125
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $14,672       $
8,614      $3,869     $1,156          $ 91
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%
4.24%       4.66%      4.54%         4.56%
Expenses                                                     1.67%
1.66%(4)    1.70%(4)   1.80%(4)      1.68%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%
31%         31%        14%           23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively. 6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.



                 33   Oppenheimer California Municipal Fund
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For More Information About Oppenheimer California Municipal Fund:
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The following additional information about the Fund is available without charge upon request:


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                              STATEMENT OF ADDITIONAL INFORMATION
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This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).


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                                 ANNUAL AND SEMI-ANNUAL REPROTS


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Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


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How to Get More Information


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You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:


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By Telephone:


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Call OppenheimerFunds Services toll-free:


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1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

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On the Internet:


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You can read or down-load documents on the OppenheimerFunds web site:


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http://www.oppenheimerfunds.com

You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:

--------------------------------------------------------------------------------

Oppenheimer California Municipal Fund
--------------------------------------------------------------------------------

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

            Statement of Additional Information dated November 22, 1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 22, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                    Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks........2
     The Fund's Investment Policies..........................................2
     Municipal Securities....................................................2
     Other Investment Techniques and Strategies.............................10
     Investment Restrictions................................................21
How the Fund is Managed.....................................................24
     Organization and History...............................................24
     Trustees and Officers of the Fund......................................25
     The Manager ...........................................................31
Brokerage Policies of the Fund..............................................32
Distribution and Service Plans..............................................34
Performance of the Fund.....................................................37
                               About Your Account
How To Buy Shares...........................................................42
How To Sell Shares..........................................................49
How to Exchange Shares......................................................54
Dividends and Taxes.........................................................56
Additional Information About the Fund.......................................59

Financial Information About the Fund
Independent Auditors' Report................................................60
Financial Statements .......................................................61
Appendix A: Municipal Bond Ratings.........................................A-1
Appendix B: Industry Classifications.......................................B-1
           Appendix C: Special Sales Charge Arrangements and Waivers C-1
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ABOUT THE FUND
--------------------------------------------------------------------------------

      Additional Information About the Fund's Investment Policies and Risks

      The investment objective and the principal investment policies of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and the types of securities that the Fund's investment Manager, OppenheimerFunds, Inc., will select for the Fund. Additional explanations are also provided about the strategies the Fund may use to try to achieve its objective.

The Fund's Investment Policies. The Fund does not make investments with the objective of seeking capital growth, since that would generally be inconsistent with its goal of seeking tax-exempt income. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increased after a security was purchased, that security would normally decline in value. Conversely, should interest rates decrease after a security was purchased, normally its value would rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could experience a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      Municipal Bonds. We have classified longer term municipal securities as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" (including "industrial development") bonds. They may have fixed, variable or floating rates of interest, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is 5 to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return.

            General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing, if any, power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

            Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although  the  principal  security  for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

            Industrial Development Bonds. Industrial development bonds are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

            Mello-Roos Bonds. These are bonds issued under the California Mello-Roos Community Facilities Act. They are used to finance infrastructure projects, such as roads or sewage treatment plants. In most cases they are secured by real estate taxes levied on property located in the same community as the project. This type of financing was created in response to statutory limits on real property taxes that were enacted in California. The bonds do not constitute an obligation of a municipal government. Timely payment of principal and interest depends on the ability of the developer of the project or other property owners to pay their real estate taxes. Therefore these bonds are subject to risks of nonpayment as a result of a general economic decline or decline in the real estate market, as well as the credit risk that of the developer.

            Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on certain types of municipal securities. The Tax Reform Act generally did not change the tax treatment of bonds issued in order to finance governmental operations. Thus, interest on general obligation bonds issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments, continues to be tax-exempt. However, the Tax Reform Act limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds is taxable under the revised rules. There is an exception for "qualified" tax-exempt private activity bonds, for example, exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified
Section 501(c)(3) bonds, and qualified student loan bonds.

      In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward by the Tax Reform Act, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds.

      Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt, will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. The Fund may hold municipal securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the federal alternative minimum tax on individuals and corporations.

      The federal alternative minimum tax is designed to ensure that all persons who receive income pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items that are used to calculate alternative minimum taxable income. The Tax Reform Act made tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax on individuals and corporations. Any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of the proportionate relationship the interest the investment company receives on such bonds bears to all its exempt interest dividends.

      In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income. That could occur in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

      To determine whether a municipal security is treated as a taxable private activity bond, it is subject to a test for: (a) a trade or business use and security interest, or (b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of the bond proceeds are used for private business purposes and (ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold.

      The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit. Under the private loan restriction, the amount of bond proceeds that may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of municipal securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or the use of the bond-financed facility. The Fund makes no independent investigation of the users of such bonds or their use of proceeds of the bonds. If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      Additionally, a private activity bond that would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision applies primarily to exempt facility bonds, including industrial development bonds. The Fund may invest in industrial development bonds and other private activity bonds. Therefore, the Fund may not be an appropriate investment for entities which are "substantial users" (or persons related to "substantial users") of such exempt facilities. Those entities and persons should consult their tax advisers before purchasing shares of the Fund.

      A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such individual or the individual's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds.

         Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

         Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

         Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

         Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

         Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal Housing Administration.

         Tax-Exempt   Commercial  Paper.  This  type  of  short-term  obligation
  (usually having a maturity of 270 days or less is issued by a municipality to meet current working capital needs.

         Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid Securities." From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees.

     Those guidelines require the Manager to evaluate: the frequency of trades and price quotations for such securities; the number of dealers or other potential buyers willing to purchase or sell such securities; the availability of market-makers; and the nature of the trades for such securities.

      While the Fund holds such securities, the Manager will also evaluate the likelihood of a continuing market for these securities and their credit quality.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      In addition to the risk of "non-appropriation," municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund.

      Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service, Standard & Poor's Corporation and Fitch IBCA, Inc. represent the respective rating agency's opinions of the credit quality of the municipal securities they undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. The additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of preservation of capital, the Fund limits its investments in lower quality securities.

      Subsequent to its purchase by the Fund, a municipal security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with U.S. Government securities placed in an escrow account. This causes the pre-refunded security to have essentially the same risks of default as a AAA-rated security.

      A list of the rating categories of Moody's, S&P and Fitch for municipal securities is contained in Appendix A to this Statement of Additional Information. Because the Fund may purchase securities that are unrated by nationally recognized rating organizations, the Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assigning a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

Special Risks of Investing Primarily in California Municipal Securities. Because the Fund focuses its investments primarily on California municipal securities, the value of its portfolio investments will be highly sensitive to events affecting the fiscal stability of the State of California and its municipalities, authorities and other instrumentalities that issue securities. There have been a number of political developments, voter initiatives, state constitutional amendments and legislation in California in recent years that may affect the ability of the State government and municipal governments to pay interest and repay principal on the securities they have issued. In addition, in recent years, the State of California has derived a significant portion of its revenues from personal income and sales taxes. Because the amount collected from these taxes is particularly sensitive to economic conditions, the State's revenues have been volatile.

      It is not possible to predict the future impact of the legislation and economic considerations described below on the long-term ability of the State of California or California municipal issuers to pay interest or repay principal on their obligations. In part that is because of possible inconsistencies in the terms of the various laws and Propositions and the applicability of other statutes to these issues. The budgets of California counties and local governments may be significantly affected by state budget decisions beyond their control. The information below about these conditions is only a brief summary, based upon information the Fund has drawn from sources that it believes are reliable.

      Changes to the State Constitution. Changes to the state constitution in recent years have raised general concerns about the ability of the State and municipal governments in California to obtain sufficient revenues to pay their bond obligations. In 1978, California voters approved Proposition 13, an amendment to the state constitution. The Proposition added a new section to the constitution that limits ad valorem taxes on real property and restricts the ability of local taxing entities to increase real property taxes. However, legislation enacted after Proposition 13 provided help to California municipal issuers to raise revenue to pay their bond obligations. During the severe recession California experienced from 1991 to 1993, the State legislature eliminated significant components of its aid to local governments. The State has since increased aid to local governments and reduced certain mandates for local services. Whether legislation will be enacted in the future to either increase or reduce the redistribution of State revenues to local governments, or to make them less dependent on State budget decisions, cannot be predicted. Even if legislation increasing such distribution is passed, it cannot be predicted whether it will provide sufficient revenue for local municipal issuers to pay their bond obligations.

      Another amendment to the state constitution may also have an adverse impact on state and municipal bond obligations. That amendment restricts the state government from spending amounts in excess of appropriation limits imposed on each state and local government entity. If revenues exceed the appropriation limit, those revenues must be returned, in the form of a revision in the tax rates or fee schedules.

      Voter Initiatives. California voters have approved a number of initiatives that affect the ability of the state and municipalities to finance their bond obligations. In 1988, California voters approved Proposition 98, which requires a minimum level of funding for public schools and community colleges. In 1986, voters approved Proposition 62, which had a number of effects. One requires that any special tax imposed by a local government must be approved by a two-thirds vote of the electorate. In 1995, the California Supreme Court upheld the constitutionality of that Proposition. That created uncertainty as to the legality of certain local taxes enacted by non-charter cities without voter approval. It is not possible to predict the eventual impact of that decision.

      In 1996, California voters approved Proposition 218. That initiative applied the provisions of Proposition 62 to all government entities, including cities having charters. It requires that all taxes for general purposes be approved by a simple majority of the popular vote, and that taxes for special purposes must be approved by a two-thirds majority vote. Proposition 218 also limits the authority of local governments to impose property-related assessments, fees and charges. It requires that such assessments be limited to the special benefit conferred and prohibits their use for general governmental services. The Proposition enables voters to use their initiative powers to reduce or repeal previously-authorized taxes, assessments, fees and charges.

      Effect of other State Laws on Bond Obligations. Some of the tax-exempt securities that the Fund can invest in may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be adversely affected by State laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real
property.   Debt  obligations  payable  solely  from  revenues  of  health  care institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the State legislature for such purpose.

      The Effect of General Economic Conditions in the State. The California economy has been recovering from a general economic recession of a few years ago. In 1997, the rate of growth in new jobs has been generally high compared to the rest of the country. The unemployment rate, while relatively higher than the national average, fell to an average of 5.9% in 1998, compared to over 10% during the recessionary period. Many of the new jobs were created in industries such as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. Recent economic reports indicate that, while the rate of economic growth in California is expected to moderate over the next year, the increases in employment and income may exceed those of the nation as a whole. The unsettled financial situation occurring in certain Asian economies, and its spillover effects elsewhere, may continue to adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

      On June 29, 1999, the Governor of California signed the 1999-2000 Budget Act. The Budget Act estimated General Fund revenues and transfers of $63.0 billion and contained expenditures totaling $63.7 billion. The Budget Act also contained expenditures of $16.1 billion from bond funds. The Administration estimated a budget reserve balance at June 30, 2000, of approximately $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for litigation reserves. The Budget Act anticipates normal cash flow borrowing during the fiscal year. Continued State economic expansion and large revenue increases enabled the Governor and State legislature to provide increases in spending programs in the 1999-2000 budget. These included large increases in education and health and human services funding.

      In recent past years the state has experienced reductions in the overall credit ratings assigned to its General Obligation bonds by several major rating agencies. In July 1994, the ratings of those bonds were downgraded from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by Fitch. At the time, the rating agencies all cited uncertainty about the State's ability to balance its budget by 1996. In 1996, noting improvements in the economy in California and the state budget, both Fitch and Standard & Poor's raised their ratings of the State's General Obligation bonds from A to A+, in 1997 Fitch raised its rating to AA-. In 1998 Moody's raised it's rating to Aa3, and in 1999 Standard & Poor's raised its rating to AA-.

      Special Financial Problems of Local Governments. Some local governments in California have experienced notable financial difficulties. On December 6, 1994, Orange County, California, became the largest municipality in the United States ever to have filed for protection under federal bankruptcy laws. The filing stemmed from losses of about $1.7 billion in the County's investment pool due to investments in high-risk derivative securities. In September 1995 the state legislature approved legislation that permitted Orange County to use for bankruptcy recovery $820 million in sales taxes over 20 years that were previously earmarked for highways, transit and development. In June 1996 the County completed an $880 million bond offering secured by real property owned by the County. On June 12, 1996, the County emerged from bankruptcy. On January 7, 1997, Orange County returned to the bond market with a $136 million bond issue. In December 1997, Moody's raised its ratings on $325 million of Orange County pension obligation bonds to Baa3 from Ba. In February 1998, Fitch assigned outstanding Orange County pension obligation bonds a BBB rating. In September 1999, Moody's assigned the County an issuer (implied general obligation) rating of Aa3 and, among other things, upgraded the ratings on the County's pension obligation bonds to A1.

      Los Angeles County, the nation's most populous county, has also experienced financial difficulties. Between 1992 and 1995 the County's long-term bonds were downgraded three times. This occurred as a result of a number of factors, including severe operating deficits for the county's health care system. In addition, the County was affected by a long-term loss of revenue caused by state property tax shift initiatives in 1993 through 1995. The County's improving financial condition has been reflected in improved general obligation bond ratings. In June 1999, the Los Angeles County Board of Supervisors approved a budget of approximately $15 billion for 1999-2000, up from the $13.6 billion approved for the previous fiscal year. The County's financial condition will continue to be affected by the large number of County residents who are dependent on government services and by a structural deficit in its health department.

      Year 2000 Concerns. In October 1997, the Governor of California issued an executive order stating that solutions to the Year 2000 problem would be a state government priority. Although the State reports that it is making substantial progress overall toward the goal of Year 2000 compliance, the task is very complex and will likely encounter unexpected difficulties. The State has not predicted whether all mission critical system will be ready and tested by late 1999 or what impact failure of any particular IT system(s) or of outside interfaces with State IT systems might have. The State has indicated that all mission critical systems will have a contingency business plan in place to mitigate potential system failures.

The State Treasurer's Office has reported that its systems for bond payments are fully Y2K compliant. The State Controller's Office has reported that it has completed the necessary Y2K remediation projects for the State fiscal and accounting system. Both offices report they are actively working with outside entities with which they interface to ensure they are also compliant. There can be no assurance that the steps taken by state or local governments or agencies to address the Year 2000 problem will be sufficient to avoid any adverse impact on their budgets or operations. Therefore, the possible impact of Year 2000 problems on the debt securities issued by those governments and agencies, and which may be owned by the Fund, cannot be predicted with any certainty.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below.

      Floating Rate and Variable Rate Obligations. Variable rate demand obligations have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

      Inverse Floaters and Other Derivative Investments. Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax exempt interest rates. As long as the municipal yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund will invest in inverse floaters to seek higher tax-exempt yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

          Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      Inverse floaters are a form of derivative investment. Certain derivatives, such as options, futures, indexed securities and entering into swap agreements, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund, if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      When-Issued and Delayed Delivery-Transactions. The Fund can purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed-delivery" basis. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund may, from time to time, purchase municipal securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause loss to the Fund.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the
opportunity   to  obtain  the  security  at  a  price  and  yield  it  considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purposes of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.
      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. The Fund will identify to its custodian bank cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      Puts and Standby Commitments. When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet the credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.
      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      Illiquid Securities. The Fund has percentage limitations that apply to purchases of illiquid securities, as stated in the Prospectus. As a matter of fundamental policy, the Fund cannot purchase any securities that are subject to restrictions on resale.

      Loans of Portfolio Securities. To attempt to raise income or raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to not more than 25% of the value of the Fund's total assets. There are risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's total assets in the coming year. Income from securities loans does not constitute exempt-interest income for the purpose of paying tax-exempt dividends.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.


      When it lends securities, the Fund receives amounts equal to the dividends or interest on the loaned securities, It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower. The Fund may pay reasonable finder's, administrative or other fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund may: sell interest rate futures or municipal bond index futures, buy puts on such futures or securities, or write covered calls on securities, interest rate futures or municipal bond index futures. Covered calls may also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund may also use hedging to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities. In that case the Fund will normally seek to purchase the securities, and then terminate that hedging position. For this type of hedging, the Fund may:
            buy interest rate futures or municipal bond index futures, or buy calls on such futures or on securities.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's investment activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      Futures. The Fund may buy and sell futures contracts relating to debt securities (these are called "interest rate futures") and municipal bond indices (these are referred to as "municipal bond index futures").

      An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specific type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the futures position.

      A "municipal bond index" assigns relative values to the municipal bonds in the index, and is used as the basis for trading long-term municipal bond futures contracts. Municipal bond index futures are similar to interest rate futures except that settlement is made only in cash. The obligation under the contract may also be satisfied by entering into an offsetting contract. The strategies which the Fund employs in using municipal bond index futures are similar to those with regard to interest rate futures.

      Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Government securities with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under certain specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although Interest Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      The Fund may concurrently buy and sell futures contracts in a strategy anticipating that the future the Fund purchased will perform better than the future the Fund sold. For example, the Fund might buy municipal bond futures and concurrently sell U.S. Treasury Bond futures (a type of interest rate future). The Fund would benefit if municipal bonds outperform U.S. Treasury Bonds on a duration-adjusted basis.

      Duration is a volatility measure that refers to the expected percentage change in the value of a bond resulting from a change in general interest rates (measured by each 1% change in the rates on U.S. Treasury securities). For example, if a bond has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the value of the bond to decline about 3%. There are risks that this type of futures strategy will not be successful. U.S. Treasury bonds might perform better on a duration-adjusted basis than municipal bonds, and the assumptions about duration that were used might be incorrect (in this case, the duration of municipal bonds relative to U.S. Treasury Bonds might have been greater than anticipated).

     Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). These strategies are described below.

     Writing Covered Call Options. The Fund may write (that is, sell) call options. The Fund's call writing is subject to a number of restrictions:

(4) After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.
(5) Calls the Fund sells must be listed on a securities or commodities exchange or quoted on NASDAQ, the automated quotation system of The Nasdaq Stock Market, Inc. or traded in the over-the-counter market.
(6) Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written.
(7) The Fund may write calls on futures contracts that it owns, but these calls must be covered by securities or other liquid assets that the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised.

      When the Fund writes a call on a security, it receives cash (a premium).The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Fund's entering into a closing purchase transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on illiquid securities) the mark-to-market value of any OTC option held by it, unless the option is subject to a buy-back agreement by the executing broker. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities. The procedure described above could be affected by the outcome of that evaluation.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income.

      The Fund may also write calls on futures contracts without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the future. Because of this escrow requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future put the Fund in a "short" futures position.

      Purchasing Calls and Puts. The Fund may buy calls only on securities, broadly-based municipal bond indices, municipal bond index futures and interest rate futures. It may also buy calls to close out a call it has written, as discussed above. Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ, or traded in the over-the-counter market. A call or put option may not be purchased if the purchase would cause the value of all the Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium. For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call. If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment. Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures (whether or not the Fund owns the futures). The Fund may not sell puts other than puts it has previously purchased.

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

      Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

          The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund may pay a brokerage commission each time it buys a call or put, sells a call, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions may be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by selling interest rate futures and municipal bond index futures or purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities. The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible for example, that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. All participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The Fund may use hedging instruments to establish a position in the municipal securities markets as a temporary substitute for the purchase of individual securities (long hedging). It is possible that the market may decline. If the Fund then concludes not to invest in such securities because of concerns that there may be further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the purchase price of the securities.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      Interest Rate Swap Transactions. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

      Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions established by the Commodity Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule
4.5 adopted by the CFTC. That Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures positions solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

     Temporary Defensive Investments. The securities the Fund may invest in for temporary defensive purposes include the following: short-term municipal securities; obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; corporate debt securities rated within the three highest grades by a nationally recognized rating agency; commercial paper rated "A-1" by S&P, or a comparable rating by another nationally recognized rating agency; and certificates of deposit of domestic banks with assets of $1 billion or more.

      Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve short-term capital gains, because they would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed 100%.

      Taxable Investments. While the Fund can invest up to 20% of its total assets in investments that generate income subject to income taxes, it does not anticipate investing substantial amounts of its assets in taxable investments under normal market conditions or as part of its normal trading strategies and policies. To the extent it invests in taxable securities, the Fund would not be able to meet its objective of providing tax exempt income to its shareholders. Taxable investments include, for example, hedging instruments, repurchase agreements, and the types of securities it would buy for temporary defensive purposes.

Investment Restrictions

      What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
      67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

     Does  the  Fund  Have  Additional   Fundamental  Policies?   The  following
investment restrictions are fundamental policies of the Fund:

          The Fund cannot invest in securities or other investments other than municipal securities, the temporary investments described in its Prospectus, repurchase agreements, covered calls, private activity municipal securities and hedging instruments described in "About the Fund" in the Prospectus or this Statement of Additional Information.

          The Fund cannot make loans. However, repurchase agreements and the purchase of debt securities in accordance with the Fund's other investment policies and restrictions are permitted. The Fund may also lend its portfolio securities as described in "Loans of Portfolio Securities."

          The Fund cannot borrow money in excess of 10% of the value of its total assets. It cannot buy any additional investments when borrowings exceed 5% of its assets. The Fund may borrow only from banks as a temporary measure for extraordinary or emergency purposes, and not for the purpose of leveraging its investments.

          The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign its assets to secure a debt. However, the use of escrow or other collateral arrangements in connection with hedging instruments is permitted.

          The Fund cannot concentrate its investments to the extent of 25% of its total assets in any industry. However, there is no limitation as to the Fund's investments in municipal securities in general or in California municipal securities, or in obligations issued by the U.S. Government and its agencies or instrumentalities.

          The Fund cannot invest in real estate. This restriction shall not prevent the Fund from investing in municipal securities or other permitted securities that are secured by real estate or interests in real estate.

          The Fund cannot purchase securities other than hedging instruments on margin. However, the Fund may obtain such short-term credits that may be necessary for the clearance of purchases and sales of securities. The Fund cannot sell securities short.

          The Fund cannot underwrite securities or invest in securities that are subject to restrictions on resale.

          The Fund cannot invest in or hold securities of any issuer if officers and Trustees of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

          The Fund cannot invest in securities of any other investment company, except in connection with a merger with another investment company.

          The Fund cannot buy or sell futures contracts other than interest rate futures and municipal bond index futures.

      The Fund currently has an operating policy (which is not a fundamental policy but will not be changed without the approval of a shareholder vote) that prohibits the Fund from issuing senior securities. However, the policy does not prohibit certain activities that are permitted by the Fund's other policies, including borrowing money for emergency purposes as permitted by its other investment policies and applicable regulations, entering into delayed-delivery and when-issued arrangements for portfolio securities transactions, and entering into contracts to buy or sell derivatives, hedging instruments, options, futures and the related margin, collateral or escrow arrangements permitted under its other investment policies.

      Unless the Prospectus or Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

Non-Diversification of the Fund's Investments. The Fund is "non-diversified" as defined in the Investment Company Act. Funds that are diversified have restrictions against investing too much of their assets in the securities of any one "issuer." That means that the Fund can invest more of its assets in the securities of a single issuer than a fund that is diversified.

      Being non-diversified poses additional investment risks, because if the Fund invests more of its assets in fewer issuers, the value of its shares is subject to greater fluctuations from adverse conditions affecting any one of those issuers. However, the Fund does limit its investments in the securities of any one issuer to qualify for tax purposes as a "regulated investment company" under the Internal Revenue Code. By qualifying, it does not have to pay federal income taxes if more than 90% of its earnings are distributed to shareholders. To qualify, the Fund must meet a number of conditions. First, not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer. Second, with respect to 50% of the market value of its total assets, (1) no more than 5% of the market value of its total assets may be invested in the securities of a single issuer, and (2) the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

      The identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

Applying the Restriction Against Concentration. To implement its policy not to concentrate its investments, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. Those industry classifications are not a fundamental policy.
      In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. Although this application of the concentration restriction is not a fundamental policy of the Fund, it will not be changed without shareholder approval.

                                    How the Fund Is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in July 1988.

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Shares are freely transferable. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each class of shares:

  o  has its own dividends and distributions,
  o  pays certain expenses which may be different for the different classes,
  o  may have a different net asset value,
  o may have separate voting rights on matters in which the interests of one class are different from the interests of another class, and
  o  votes as a class on matters that affect that class alone.

      Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

          Shareholder and Trustee Liability. The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds9:

Oppenheimer California Municipal Fund         Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund       Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund       Oppenheimer Multi-Sector Income Trust
Oppenheimer Discovery Fund               Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                   Oppenheimer Municipal Bond Fund
Oppenheimer Europe Fund                      Oppenheimer New York Municipal Fund
Oppenheimer Global Fund                       Oppenheimer Series Fund, Inc.
Oppenheimer Global Growth & Income Fund       Oppenheimer U.S. Government Trust
Oppenheimer Gold & Special Minerals Fund      Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                       Oppenheimer Trinity Growth Fund
Oppenheimer International Growth Fund         Oppenheimer Trinity Value Fund
Oppenheimer International Small Company Fund  Oppenheimer World Bond Fund

      Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 15, 1999, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Ms. Macaskill and Mr. Donohue are trustees of that plan.

9 Ms.  Macaskill is not a Director of  Oppenheimer  Money  Market Fund,  Inc.

Leon Levy, Chairman of the Board of Trustees, Age: 74
280 Park Avenue, New York, NY 10017
General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of Avatar Holdings, Inc. (real estate development).

Robert G. Galli, Trustee, Age: 66
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 - December 1997); Executive Vice President of the Manager (December 1977 - October
1995); Executive Vice President and a director (April 1986 - October 1995) of HarbourView Asset Management Corporation, an investment advisor subsidiary of the Manager.

Phillip A. Griffiths, Trustee, Age: 61
97 Olden Lane, Princeton, N. J. 08540
The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999), Provost and Professor of Mathematics at Duke University (1983 - 1991), a director of Research Triangle Institute, Raleigh, N.C. (1983 - 1991), and a Professor of Mathematics at Harvard University (1972 - 1983).

Benjamin Lipstein, Trustee, Age: 76
591 Breezy Hill Road, Hillsdale, N.Y. 12529
Professor   Emeritus   of   Marketing,   Stern   Graduate   School  of  Business
Administration, New York University.

Bridget A. Macaskill, President and Trustee, Age: 51
Two World Trade Center, New York, New York 10048-0203
President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corporation, an investment adviser subsidiary of the Manager Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September
1995),  transfer agent  subsidiaries of the Manager;  President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October
1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Prudential Corporation plc (a U.K. financial service company).

Elizabeth B. Moynihan, Trustee, Age: 70
               801 Pennsylvania Avenue, N.W., Washington, D.C. 20004 Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institute), Executive Committee of Board of Trustees of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age: 72
6 Whittaker's Mill, Williamsburg, Virginia 23185
A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), and Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 69
40 Park Avenue, New York, New York 10016
Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a director of RBAsset (real estate manager); a director of OffitBank; Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.

Russell S. Reynolds, Jr., Trustee, Age: 67
8 Sound Shore Drive, Greenwich, Connecticut 06830
Chairman of The Directorship Group, Inc. (corporate governance consulting and executive recruiting); a director of Professional Staff Limited (a U.K. temporary staffing company); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society.

Donald W. Spiro, Vice Chairman and Trustee, Age: 73
399 Ski Trail, Smoke Rise, New Jersey 07405
A Trustee of other Oppenheimer Funds.  Formerly he held the following positions:
Chairman Emeritus (August 1991 - August 1999), Chairman (November 1987 - January
1991) and a director (January 1969 - August 1999) of the Manager; President and Director of the Distributor (July 1978 - January 1992).

Pauline Trigere, Trustee, Age: 87
498 Seventh Avenue, New York, New York 10018
Chairman and Chief Executive Officer of P.T. Concept (design and sale of women's fashions).

Christian D. Smith, Vice President and Portfolio Manager, Age: 37 Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Manager (since October 11, 1999); an officer of other Oppenheimer funds. From January 1999 to September 1999 he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management (an investment advisor), prior to which he was a portfolio manager for that firm (January 1990 to January 1999).

Clayton K. Yeutter, Trustee, Age: 68
10475 E. Laurel Lane, Scottsdale, Arizona 85259
Of Counsel, Hogan & Hartson (a law firm); a director of Zurich Financial Services (financial services), Zurich Allied AG and Allied Zurich p.l.c. (insurance investment management); Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, U.S. Trade Representative.

Andrew J. Donohue, Secretary, Age: 49
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

George C. Bowen, Director/Trustee, Age: 63
6803 South Tucson Way, Englewood, Colorado 80112
Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April
1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Fund plc (since October 1997).

O. Leonard Darling,  Executive Vice President and Chief Investment Officer, Age:
57 Two World Trade Center, New York, New York 10048-0203 Chief Investment Officer of the Manager (since 6/99); Chief Executive Officer and Senior Manager of HarbourView Asset Management Corporation; Trustee (1993 - present) of Awhtolia College - Greece; formerly Chief Executive Officer (1993-June 1999).

Robert J. Bishop, Assistant Treasurer, Age: 41
6803 South Tucson Way, Englewood,  Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 34
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Brian W. Wixted, Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert G. Zack, Assistant Secretary, Age: 51
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate  General Counsel (since May
1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November 1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended July 31, 1999. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 1998.

--------------------------------------------------------------------------------
                                                               Total
                                              Retirement       Compensation
                                              Benefits         from all
                      Aggregate Compensation  Accrued as Part  New York based
Trustee's Name        From Fund               of Fund          Oppenheimer
and Position                                  Expenses         Funds (22 Funds)1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Leon Levy                          $4,005             $543              $162,600
Chairman
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli
Study Committee                    $1,325               $0              $113,383
Member2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip Griffiths                    $216               $0                    $0

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein
Study Committee
Chairman,3                         $3,650             $657              $140,550
Audit Committee
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B. Moynihan
Study Committee                    $2,108               $0               $99,000
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A. Randall
Audit Committee                    $2,274             $341               $90,800
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Edward V. Regan
Proxy Committee
Chairman, Audit                    $1,912               $0               $89,800
Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Russell S. Reynolds,
Jr.
Proxy Committee                    $1,531             $100               $67,200
Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Pauline Trigere                    $1,496             $219               $60,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Clayton K. Yeutter
Proxy Committee                   $1,4314               $0               $67,200
Member
--------------------------------------------------------------------------------
----------------------------
1 Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Director.
2   For the 1998 calendar year.
3 Aggregate compensation from the Fund reflect fees from 1/1/98 to 10/31/98. Total compensation for the 1998 calendar year includes compensation received for serving as Trustee or Director of 11 other Oppenheimer funds. 4 Includes $345 deferred under Deferred Compensation Plan described below.

      Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

      Major Shareholders. As of October 15, 1999, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares were:

    Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246, which owned 744,986.922 Class B shares, representing 6.09% of the Class B shares then outstanding, for the sole benefit of its customers

      Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246, which owned 291,078.242 Class C shares, representing 19.26% of the Class C shares then outstanding, for the sole benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      The portfolio managers of the Fund are principally responsible for the day-to-day management of the Fund's investment portfolio. Other members of the Manager's fixed-income portfolio department, particularly security analysts, traders and other portfolio managers have broad experience with fixed-income securities. They provide the Fund's portfolio managers with research and support in managing the Fund's investments.

      The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the advisory agreement are paid by the Fund. The investment advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, fees to disinterested Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

        ------------------------------------------------------
         Fiscal Year   Management Fee Paid to
          Ended 7/31           OppenheimerFunds, Inc.
        ------------------------------------------------------
        ------------------------------------------------------
             1997                    $2,039,568
        ------------------------------------------------------
        ------------------------------------------------------
             1998                    $2,275,703
        ------------------------------------------------------
        ------------------------------------------------------
             1999                    $2,540,982
        ------------------------------------------------------

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of any investment of the Fund assets made with due care and in good faith. The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

                                 Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to buy and sell portfolio securities for the Fund. The investment advisory agreement allows the Manager to use broker-dealers to effect the Fund's portfolio transactions. Under the agreement, the Manager may employ those broker-dealers (including "affiliated" brokers, as that term is defined in the Investment Company Act) that, in the Manager's best judgment based on all relevant factors, will implement the Fund's policy to obtain, at reasonable expense, the "best execution" of portfolio transactions. "Best execution" refers to prompt and reliable execution at the most favorable price obtainable. The Manager need not seek competitive commission bidding. However, the Manager is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.


      Under the investment advisory agreement, the Manager may select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those other considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above. Generally the Manager's portfolio traders allocate brokerage upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless the Manager determines that a better price or execution may be obtained by using the services of a broker. Therefore, the Fund does not incur substantial brokerage costs. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.

      The Fund seeks to obtain prompt execution of orders at the most favorable net prices. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the investment to which the option relates. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates. Investment research received by the Manager for the commissions paid by those other accounts may be useful both to the Fund and one or more of the Manager's other accounts. Investment research services may be supplied to the Manager by a third party at the instance of a broker through which trades are placed. Investment research services include information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board of the Fund about the commissions paid to brokers furnishing research services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      Other funds advised by the Manager have investment objectives and policies similar to those of the Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more of funds advised by the Manager purchase the same security on the same day from the same dealer, the Manager may average the price of the transactions and allocate the average among the funds.

                                 Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor. They exclude payments under the Distribution and Service Plans but include advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders).

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is discussed in the table below:

 ------------------------------------------------------------------------------


          Aggregate     Class A      Commissions    Commissions  Commissions
 Fiscal   Front-End     Front-End    on Class A     on Class B   on Class C
 Year     Sales         Sales        Shares         Shares       Shares
 Ended    Charges on    Charges      Advanced by    Advanced by  Advanced by
 7/31:    Class A       Retained by  Distributor1   Distributor1 Distributor1
          Shares        Distributor
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1997     $951,080      $160,054        N/A        $1,195,489     $45,765
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1998     $922,528      $141,083      $70,244      $1,607,116     $66,159
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
   1999     $924,929      $154,753      $188,991     $1,254,294     $84,556
 ------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.
2.    Fiscal period of seven months.

--------------------------------------------------------------------------------
                     Class A Contingent  Class B Contingent  Class C Contingent
Fiscal Year          Deferred Sales      Deferred Sales      Deferred Sales
Ended 7/31:          Charges    Retained  Charges   Retained Charges Retained by
                     by Distributor      by                  Distributor
                                          Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1999                 $0                       $291,981             $8,385
--------------------------------------------------------------------------------

      For additional information about distribution of the Fund's shares, including fees and expenses, please refer to "Distribution and Service Plans."

Distribution and Service Plans. The Fund has adopted a Service Plan for its Class A shares and Distribution and Service Plans for its Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans, the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that plan. The Manager cast the vote to approve the Class C plan as the sole initial holder of Class C shares.

      Under the plans the Manager and the Distributor may make payments to affiliates and, in their sole discretion, from time to time may use their own resources to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform at no cost to the Fund. The Manager may use profits from the advisory fee it receives from the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make to plan recipients from their own resources.

      Unless a plan is terminated as described below, the plan continues in effect from year to year, but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

          The Board and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under the plan must be approved by shareholders of the class affected by the amendment. Because Class B shares automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for an amendment to the Class A plan that would materially increase the amount to be paid under that plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by Class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Fund's Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty.

      Each plan states that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This provision does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fees at the maximum rate allowed under the plans and has set no minimum asset amount needed to qualify for payments.

      Class A Service Plan. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers.

      For the fiscal year ended July 31, 1999, payments under the Plan for Class A shares totaled $757,647, all of which was paid by the Distributor to recipients. That included $25,906 paid to an affiliate of the Distributor. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs, or allocation of overhead.

          Class B and Class C Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plans during that period. The Class B and Class C plans permit the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a quarterly basis, without payment in advance.

      The Distributor presently intends to pay recipients the service fee on Class B and Class C shares in advance for the first year the shares are outstanding. After the first year shares are outstanding, the Distributor makes payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for an advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fees and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. The Fund pays the asset-based sales charge to the Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
         pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, employs personnel to support distribution of shares, and bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

      The Distributor's actual expenses in selling Class B and Class C shares may be more that the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The Class B and Class C plans allow for the carry-forward of distribution expenses, to be recovered from asset based sales charges in subsequent fiscal periods.

--------------------------------------------------------------------------------
Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/99
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                        Distributor's
                                                   Distributor's        Unreimbursed
    Class         Total                              Aggregate        Expenses as % of
                 Payments     Amount Retained  Unreimbursed Expenses    Net Assets of
                Under Plan    by Distributor         Under Plan             Class
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class B Plan      $1,294,892        $1,062,283             $4,059,718             3.06%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Class C Plan        $146,564           $93,541               $207,394             1.23%
----------------------------------------------------------------------------------------

          All payments under the Class B and Class C plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees to NASD members.

                                    Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield,"
"tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the Fund's performance during its most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication). Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

         Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
         The Fund's performance returns do not reflect the effect of taxes or distributions. An investment in the Fund is not insured by the FDIC or any other government agency.
         The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis. When an investor's shares are redeemed, they may be worth more or less than their original cost.
         Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.

      Standardized Yield. The "standardized yield" (sometimes referred to just as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission, designed to assure uniformity in the way that all funds calculate their yields:

                                    (a-b)    6
            Standardized Yield = 2 ((--- + 1)  - 1)
                                    ( cd)


      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b = expenses accrued for the period (net of any expense assumptions). c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends. d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

      Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

      Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated federal tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Your tax bracket is determined by your federal and state taxable income (the net amount subject to federal and state income tax after deductions and exemptions). The tax-equivalent yield table assumes that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply.

--------------------------------------------------------------------------------

                   The Fund's Yields for the 30-Day Periods Ended 7/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           Tax-Equivalent Yield
                                                             (45.22% Combined
                                                            Federal/California
             Standardized Yield        Dividend Yield          Tax Bracket)

Class of
Shares
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
             Without                Without               Without
             Sales      After       Sales      After      Sales       After
             Charge     Sales       Charge     Sales      Charge      Sales
                        Charge                 Charge                 Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A           4.67%       4.44%      5.01%      4.77%       8.52%      8.10%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B           3.90%         N/A      4.23%        N/A       7.12%        N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C           3.90%         N/A      4.24%        N/A       7.12%        N/A
--------------------------------------------------------------------------------

      Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

      Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )


      Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            ERV - P
            ------- = Total Return
               P


      Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

                   The Fund's Total Returns for the Periods Ended 7/31/99
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
             Returns (10
          years or life of
               class)
Class of
Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                 1-Year          (or life of      (or life of
                                                   class)            class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
           Charge   Charge   Charge   Charge   Charge   Charge  Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A     85.96%   95.23%   -3.24%    1.59%    5.42%    6.45%   6.40%    6.92%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B     33.75%   33.75%   -4.02%    0.82%    5.32%    5.64%  4.77%*   4.77%*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C     19.63%   19.63%   -0.24%    0.73%  4.90%**  4.90%**     N/A      N/A
--------------------------------------------------------------------------------
Inception of Class A:   1/3/88
*Inception of Class B:  5/3/93
**Inception of Class C: 11/1/95

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Inc. ("Lipper"). Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked by Lipper against all other bond funds, other than money market funds, and all general municipal bond funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      Morningstar Ratings and Rankings. From time to time the Fund may publish the ranking and/or star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is included in the municipal bond category.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measured a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star ratings reflecting performance relative to the other funds in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star rating is the fund's (or class's) overall rating, which is the fund's 3-year rating, or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return ranking are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

      Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, the Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's Class A, Class B or Class C shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the Fund's Class A, Class B or Class C returns to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

--------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

                                       How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
         Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

            A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

     The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer California Municipal Fund         Oppenheimer Large Cap Growth Fund
Oppenheimer Capital Appreciation Fund        Oppenheimer Money Market Fund, Inc.
Oppenheimer Capital Preservation Fund       Oppenheimer Multiple Strategies Fund
Oppenheimer Developing Markets Fund        Oppenheimer Multi-Sector Income Trust
Oppenheimer Discovery Fund               Oppenheimer Multi-State Municipal Trust
Oppenheimer Enterprise Fund                   Oppenheimer Municipal Bond Fund
Oppenheimer Europe Fund                      Oppenheimer New York Municipal Fund
Oppenheimer Global Fund                       Oppenheimer Series Fund, Inc.
Oppenheimer Global Growth & Income Fund       Oppenheimer U.S. Government Trust
Oppenheimer Gold & Special Minerals Fund      Oppenheimer Trinity Core Fund
Oppenheimer Growth Fund                       Oppenheimer Trinity Growth Fund
Oppenheimer International Growth Fund         Oppenheimer Trinity Value Fund
Oppenheimer International Small Company Fund  Oppenheimer World Bond Fund

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bounded by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.
      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

6. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(d) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,

(e) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and

(f) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      Before  you  establish  Asset  Builder  payments,   you  should  obtain  a
prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

      The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares in general are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation for selling Fund shares may receive different levels of compensation for selling to one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, share registration fees and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. It is done by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in municipal securities on days on which the Exchange is closed (including weekends and U.S. holidays) or after 4:00 P.M. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

     Securities  Valuation.   The  Fund's  Board  of  Trustees  has  established
procedures for the valuation of the Fund's securities. In general those procedures are as follows:

         Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.


         The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:
(4) debt instruments that have a maturity of more than 397 days when issued, (5) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(6) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
         The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(3) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(4) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

         Securities not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, interest rate futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

                                       How to Sell Shares

      The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to the Fund's bank for clearance, the bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue to receive dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the bank listed on the check or at the Fund's custodian bank. That limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering Checkwriting privileges at any time without prior notice.

      In choosing to take advantage of the Checkwriting privilege by signing the Account Application or by completing a Checkwriting card, each individual who signs:

(7) for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;

(8) for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s);
(9) authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(10) specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the Checkwriting card or the Application, as applicable;
(11) understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(12) acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of :

           Class A shares that you purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in "Waivers of Class B and Class C Sales Charges" below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

                                     How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.

      All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares. Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans. Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
      Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
      Class A shares of Senior Floating Rate Fund are not available by exchange of Class A shares of other Oppenheimer funds. Class A shares of Senior Floating Rate Fund that are exchanged for shares of the other Oppenheimer funds may not be exchanged back for Class A shares of Senior Floating Rate Fund. Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
      Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

      Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

                                      Dividends and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among Class A, Class B and Class C shares.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends that are derived from net investment income earned by the Fund on municipal securities will be excludable from gross income of shareholders for federal income tax purposes.

      Net investment income includes the allocation of amounts of income from the municipal securities in the Fund's portfolio that are free from federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends paid during the Fund's tax year. That designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the fund's income that was tax-exempt for a given period.

      A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested:

(4) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities);

(5)   income from securities loans;
(6)   income or gains from options or futures; or
(7) an excess of net short-term capital gain over net long-term capital loss from the Fund.

      The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

      In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code, the Fund will also be exempt from California corporate income and franchise taxes. It will also be qualified under California law to pay exempt interest dividends that will be exempt from California personal income tax. That exemption applies to the extent that the Fund's distributions are attributable to interest on California municipal securities and qualifying obligations of the United States government, if at least 50% of the Fund's assets are invested in such obligations at the close of each quarter in its tax year. Distributions from the Fund attributable to income from sources other than California municipal securities and U.S. government obligations will generally be subject to California income tax as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable income in determining California corporate franchise tax or income tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the California alternative minimum tax.

      Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder must first obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the other Oppenheimer funds may be invested in shares of this Fund on the same basis.

                             Additional Information About the Fund

The Transfer Agent. The Fund's Transfer Agent, OppenheimerFunds Services, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders of the Fund. It also handles shareholder servicing and administrative functions. It is paid on an "at-cost" basis.

The Custodian. Citibank, N.A. is the custodian bank of the Fund's assets. The custodian bank's responsibilities include safeguarding and controlling the Fund's portfolio securities, and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the custodian bank in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal Deposit Insurance. Those uninsured balances may at times be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer California Municipal Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado
August 20, 1999

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Statement of Investments  July 31, 1999
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                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face
Market Value
                                                     (Unaudited)     Amount
See Note 1
==============================================================================================
Municipal Bonds and Notes--99.6%
----------------------------------------------------------------------------------------------
California--94.8%
Anaheim, CA PFAU Lease RB, Public
Improvements Project, Sub. Lien, Series C,
FSA Insured, Zero Coupon, 5.27%, 9/1/20(1)           Aaa/AAA/AAA     $17,630,000
$ 5,450,843
----------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 12.30%, 12/28/18(2)                 Aaa/AAA
3,000,000     3,615,000
----------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                A2/NR
4,500,000     4,849,785
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27              NR/BBB
6,000,000     6,223,860
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal
Homes Foundation, 5.125%, 7/1/18                     NR/A-
5,900,000     5,539,274
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda Haas
Goldman Plaza, 5.125%, 5/15/23                       NR/A+
2,300,000     2,147,119
----------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines,
Series A, 5.70%, 10/1/33                             Baa3/BB+
9,185,000     9,143,025
----------------------------------------------------------------------------------------------
CA Community College FAU Lease RB,
West Valley Mission Community College,
MBIA Insured, 5.625%, 5/1/22                         Aaa/AAA
3,585,000     3,630,279
----------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles
College Chiropractic, 5.60%, 11/1/17                 Baa2/NR
1,000,000       994,820
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32   Baa3/BBB-/BBB
4,600,000     5,144,410
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 5.98%, 1/15/21(1)(3)               Baa3/BBB-/BBB
7,500,000     2,080,875
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 6%, 1/15/22(1)(3)                  Baa3/BBB-/BBB
7,500,000     1,957,650
----------------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/27                                  Aa3/A+/AA-
2,000,000     1,861,520
----------------------------------------------------------------------------------------------
CA GOB, MBIA Insured, 5%, 8/1/24                     Aaa/AAA/AAA
6,000,000     5,622,060
----------------------------------------------------------------------------------------------
CA HFA RB, Series A, 7.35%, 8/1/11                   Aa2/AA-
75,000        78,302
----------------------------------------------------------------------------------------------
CA HFA RB, Series C, 7.60%, 8/1/30                   Aa2/AA-
940,000       957,913
----------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                 Aa2/AA-
750,000       790,492
----------------------------------------------------------------------------------------------
CA HFA RB, Series M, MBIA Insured,
5.60%, 8/1/29                                        Aaa/AAA
2,500,000     2,496,375
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse
Floater, 9.045%, 8/1/25(2)                           NR/AAA
4,000,000     4,401,600
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25               Aa2/AA-           9,730,000
10,232,944



                  14   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face
Market Value
                                                     (Unaudited)      Amount
See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
CA HFFAU RB, Los Angeles Children's Hospital,
Prerefunded, Series A, 7.125%, 6/1/21                Aaa/NR           $1,000,000
$1,076,060
----------------------------------------------------------------------------------------------
CA HFFAU RRB, Kaiser Permanente,
Series B, 5%, 10/1/18                                A3/A
3,500,000     3,241,245
----------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB, American
Center for Wine, Food & Arts, 5.75%, 12/1/24         NR/A /A
5,000,000     4,969,850
----------------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility Joint
PAU RRB, Southern Pacific Transportation Co.,
Series A, 7.70%, 11/1/14                             A3/A-
1,000,000     1,027,910
----------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling
Center, Escrowed to Maturity, Series A,
6.75%, 7/1/11                                        Aaa/NR
500,000       544,340
----------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15    Aaa/AAA/AAA
3,000,000     3,127,410
----------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-5, 6.35%, 12/1/29       NR/AAA
3,080,000     3,290,826
----------------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19               Aaa/AAA
1,000,000     1,020,100
----------------------------------------------------------------------------------------------
CA SCDAU COP, Children's Hospital-Los Angeles,
5.25%, 8/15/29                                       A1/A+
5,000,000     4,701,950
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/17                                       NR/BBB
5,500,000     5,231,600
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/30                                       NR/BBB
8,500,000     7,847,455
----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.575%, 11/1/15(2)                  A1/NR
6,600,000     6,327,750
----------------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center
Project, Prerefunded Balance, 6.75%, 10/1/17         A /A
1,130,000     1,218,061
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Ladera No. 98-2, 5.70%, 9/1/20                       NR/NR
5,000,000     4,844,800
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Prerefunded, No. 92-1, 7.10%, 9/1/21                 NR/NR
3,250,000     3,838,575
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Refunding
Bonds, Las Flores No. 92-1, MBIA Insured,
5%, 9/1/23                                           Aaa/AAA/AAA
1,000,000       938,090
----------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                  Baa1/NR
5,090,000     4,601,258
----------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10(1)                        Aaa/AAA
2,000,000     1,154,120
----------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                   NR/NR
3,700,000     3,575,421



                  15   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face
Market Value
                                                     (Unaudited)      Amount
See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                              NR/NR            $  815,000
$  820,542
----------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                 NR/NR
2,800,000     2,789,836
----------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22           Baa2/NR
1,410,000     1,462,198
----------------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15        NR/BBB
3,000,000     2,938,740
----------------------------------------------------------------------------------------------
Davis, CA Public Facilities FAU Local Agency
RRB, Mace Ranch Area, Series A, 6.60%, 9/1/25        NR/NR
5,000,000     5,182,100
----------------------------------------------------------------------------------------------
Delta Cnty., CA Home Mtg. FAU SFM RB,
Series A, 5.35%, 6/1/24                              Aaa/AAA/AAA
4,605,000     4,475,231
----------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                        Baa1/AAA
4,500,000     4,902,930
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/18(1)              Aaa/AAA
6,000,000     2,089,320
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/19(1)              Aaa/AAA
2,000,000       654,140
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                             NR/BBB+
1,345,000     1,310,528
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/27                             NR/BBB+
6,040,000     5,842,311
----------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project, Series A,
6.20%, 10/1/25                                       NR/NR
3,000,000     3,014,490
----------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of 1915 SPAST GOB,  Prerefunded,  District No.
91-1,
7.65%, 9/2/21                                        NR/NR
1,750,000     1,952,352
----------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act of 1915
SPAST GOB, District 94-13-Group One,
5.50%, 9/22/22                                       NR/NR
2,500,000     2,365,600
----------------------------------------------------------------------------------------------
Laguna Salada, CA USD CAP GOB, Series B,
FGIC Insured, Zero Coupon, 5.30%, 8/1/22(1)          Aaa/AAA/AAA
3,035,000       845,490
----------------------------------------------------------------------------------------------
Lake Elsinore, CA PFAU TXAL Bonds,
Series A, 5.50%, 9/1/30                              NR/BBB
5,000,000     4,699,450


                  16   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face
Market Value
                                                     (Unaudited)      Amount
See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Lake Elsinore, CA School FAU SPTX RRB,
Horsethief Canyon, 5.625%, 9/1/16                    NR/NR            $4,760,000
$4,580,405
----------------------------------------------------------------------------------------------
Long Beach, CA Water RRB, Series A,
MBIA Insured, 5%, 5/1/24                             Aaa/AAA
7,090,000     6,644,961
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.58%, 3/1/12(1)               Baa1/BBB/A-
1,700,000       842,622
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.92%, 9/1/10(1)               Baa1/BBB/A-
5,960,000     3,278,358
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(1)               Baa1/BBB/A-
2,900,000     1,492,021
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 7.03%, 9/1/13(1)               Baa1/BBB/A-
4,500,000     2,034,675
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.16%, 9/1/14(1)               Baa1/BBB/A-
7,260,000     3,080,128
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB, First
Tier-Property A, Series A, FSA Insured, 5%, 7/1/15   Aaa/AAA/AAA
5,000,000     4,879,200
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/14                    Aaa/AAA/AAA
5,000,000     4,919,800
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU Lease
RB, Multiple Capital Facilities Project V,
Series A, AMBAC Insured, 5.125%, 6/1/17              Aaa/AAA
1,965,000     1,922,163
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16(4)                             Aa3/AA
7,600,000     7,356,952
----------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                            Aa3/AA/AA
5,000,000     4,841,600
----------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series B,
FGIC Insured, 5%, 7/1/23                             Aaa/AAA/AAA
5,000,000     4,691,500
----------------------------------------------------------------------------------------------
Oakland, CA RA TXAL Refunding Bonds,
MBIA Insured, 5.95%, 9/1/19(5)                       Aaa/AAA
8,600,000     9,040,578
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 86-2 SPTX
Refunding Bonds, Rancho Santa Margarita,
Series A, 5.55%, 8/15/17                             NR/NR
1,000,000       974,410
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%, 8/15/05   NR/AAA
1,440,000     1,594,915
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18   NR/AAA
7,000,000     7,802,760
----------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 RRB, Irvine Coast Assessment District,
No. 88-1-A, 5.50%, 9/2/16                            NR/NR
3,000,000     2,973,630



                  17   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face
Market Value
                                                     (Unaudited)     Amount
See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Orange Cnty., CA Improvement Bond Act of
1915 SPAST GOB, Assessment No. 88-1,
6.25%, 9/2/18                                        NR/NR           $ 2,300,000
$ 2,326,404
----------------------------------------------------------------------------------------------
Palm Springs, CA COP, Escrowed to Maturity,
Sub. Lien, Series B, Zero Coupon,
5.54%, 4/15/21(1)                                    NR/AAA
15,000,000     4,520,700
----------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                    NR/BBB
2,500,000     2,630,325
----------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX RB, Jr. Lien,
Series B, 6.60%, 9/1/15                              NR/NR
1,600,000     1,641,776
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                              Aaa/AAA
4,500,000     5,644,350
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                              Aaa/AAA
500,000       625,050
----------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                               Aaa/AAA
2,000,000     2,190,760
----------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G, MBIA
Insured, 5.375%, 11/1/25                             Aaa/AAA/AAA      10,650,000
10,371,502
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.97%, 6/1/19(2)      Aaa/AAA/AAA
4,000,000     4,135,000
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 9.339%, 7/8/22(2)     Aaa/AAA
2,500,000     3,040,625
----------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act of 1915
GORB, Reassessment District No. 855,
6.60%, 9/2/19                                        NR/NR
1,500,000     1,545,450
----------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                           NR/NR
3,000,000     3,186,150
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU Refunding COP,
5.75%, 5/15/19                                       NR/BBB-
2,100,000     2,079,735
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                      Baa2/BBB-
6,600,000     6,491,166
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12        NR/NR
3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/20        NR/NR
3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                    Aaa/AAA
4,285,000     5,546,675
----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8%, 7/1/16(4)                              Aaa/AAA          10,000,000
12,944,900


                  18   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face
Market Value
                                                     (Unaudited)     Amount
See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.70%, 12/1/20                            NR/NR           $ 2,000,000
$1,938,420
----------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14              NR/BBB-/NR
5,000,000     5,631,600
----------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.325%, 8/15/18(2)         Aaa/AAA/AAA
5,500,000     6,235,625
----------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration
Project, 6%, 7/1/22                                  NR/BBB-
7,300,000     7,453,592
----------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical
Center Financing Project, MBIA Insured,
5.50%, 8/1/17                                        Aaa/AAA
5,250,000     5,404,717
----------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 8.896%, 11/18/19(2)                 A1/A
2,000,000     2,202,500
----------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Prerefunded, Series 91-B, MBIA Insured,
Inverse Floater, 9.12%, 4/8/21(2)                    Aaa/AAA
3,000,000     3,630,000
----------------------------------------------------------------------------------------------
San Diego, CA Convention Center Expansion
FAU Lease RB, Series A, 5.25%, 4/1/16                Aaa/AAA/AAA
3,000,000     2,984,940
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Issue 22, AMBAC
Insured, 5%, 5/1/19                                  Aaa/AAA/AAA
235,000       220,797
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Series 84, AMBAC
Insured, Inverse Floater, 6.145%, 5/1/19(2)          NR/AAA
4,750,000     4,175,820
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.10%, 8/1/11(1)                        A2/A
2,350,000     1,218,875
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.15%, 8/1/12(1)                             A2/A
2,350,000     1,142,382
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.25%, 8/1/14(1)                             A2/A
2,350,000     1,006,129
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, Series C, Zero
Coupon, 5%, 8/1/10(1)                                A2/A
2,350,000     1,302,652
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A,
0%/5.75%, 1/15/21(6)                                 Baa3/BBB-/BBB
11,800,000     7,620,558


                  19   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face
Market Value
                                                     (Unaudited)     Amount
See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA
Insured, Zero Coupon, 5.73%, 1/15/25(1)              Aaa/AAA/AAA     $18,250,000
$  4,386,570
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 5%, 1/1/33            Baa3/BBB-/BBB
8,000,000     7,161,920
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Prerefunded,
6.75%, 1/1/32                                        Aaa/AAA/AAA
7,000,000     7,718,480
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City Commuter,
Series C, 5.60%, 9/1/19                              NR/BBB
3,060,000     2,959,601
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                              NR/NR
1,000,000       953,760
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                              NR/NR
1,000,000       950,250
----------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4-4A, Series B,
MBIA Insured, 7.25%, 8/1/14                          Aaa/AAA
680,000       833,864
----------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                              NR/AAA
1,340,000     1,393,761
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Inverse Floater,
7.419%, 10/30/20(2)                                  Aa2/AA
3,300,000     3,291,750
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RRB, Series A, 4.75%, 7/1/22              Aa2/AA
10,000,000     9,011,100
----------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.615%, 7/1/12(2)                   Aa3/A+
1,900,000     2,101,875
----------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB,
Brookside Estates, 6.20%, 8/1/15                     NR/NR
1,750,000     1,780,870
----------------------------------------------------------------------------------------------
Temecula, CA CFD No. 88-12-A SPTX
Refunding Bonds, 5.625%, 9/1/17                      NR/NR
2,175,000     2,125,454
----------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB,
Prerefunded, Series B, 6.375%, 9/1/21                NR/NR
3,500,000     3,978,520
----------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16      NR/AAA
1,950,000     2,149,388
----------------------------------------------------------------------------------------------
West Sacramento, CA Improvement Bond Act of
1915 SPAST Refunding Bonds, 5.60%, 9/2/17            NR/NR
2,000,000     1,938,020
----------------------------------------------------------------------------------------------
Yuba City, CA USD Refunding COP,
Series A, 5%, 2/1/17                                 Aaa/AAA
3,010,000     2,909,496

------------

441,559,397



                  20   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face
Market Value
                                                     (Unaudited)      Amount
See Note 1
----------------------------------------------------------------------------------------------
U.S. Possessions--4.8%
Guam PAU RB, Series A, 6.625%, 10/1/14               NR/BBB           $2,000,000
$  2,241,980
----------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.794%, 7/1/08(2)                   Aaa/AAA
3,500,000     3,815,000
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/13                         Aaa/AAA/AAA
3,000,000     3,144,390
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/14                         Aaa/AAA/AAA
3,500,000     3,657,920
----------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21        Baa1/BBB+
4,000,000     4,305,560
----------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg
Portfolio I, 6.25%, 4/1/29                           Aaa/AAA
2,440,000     2,531,256
----------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                            Aaa/AAA
275,000       286,209
----------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12            NR/BBB-/BBB
2,350,000     2,468,157

------------

22,450,472

----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $451,843,264)                             99.6%
464,009,869
----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities
0.4     1,979,775
                                                                       ---------
------------
Net Assets                                                                 100.0%
$465,989,644
                                                                       =========
============


To simplify the listings of securities, abbreviations are used per the table below:

CAP    -- Capital Appreciation                     PAU   -- Power Authority
CDAU   -- Communities Development Authority        PC    -- Pollution Control
CFD    -- Community Facilities District            PCFAU -- Pollution Control
Finance Authority
CMWLTH -- Commonwealth                             PFAU  -- Public Finance Authority
COP    -- Certificates of Participation            PPAU  -- Public Power Authority
ED     -- Economic Development                     PWBL  -- Public Works Board Lease
EPAU   -- Electric Power Authority                 RA    -- Redevelopment Agency
FA     -- Facilities Authority                     RB    -- Revenue Bonds
FAU    -- Finance Authority                        RRB   -- Revenue Refunding Bonds
GOB    -- General Obligation Bonds                 SCDAU -- Statewide Communities
Development Authority
GORB   -- General Obligation Refunding Bonds       SDI   -- School District
HF     -- Health Facilities                        SFM   -- Single Family Mortgage
HFA    -- Housing Finance Agency                   SPAST -- Special Assessment
HFFAU  -- Health Facilities Finance Authority      SPTX  -- Special Tax
HTAU   -- Highway & Transportation Authority       SWD   -- Solid Waste Disposal
MTAU   -- Metropolitan Transportation Authority    TXAL  -- Tax Allocation
MUD    -- Municipal Utility District               USD   -- Unified School District


                  21   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase. 2. Represents the current interest rate for a variable rate bond known as an "inverse floaters" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $46,972,545 or 10.08% of the Fund's net assets as of July 31, 1999.
3. When-issued security to be delivered and settled after July 31, 1999.
4. Securities with an aggregate market value of $1,808,680 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.
6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $77,814,717 or 16.70% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                             Market Value     Percent
-----------------------------------------------------------------------------
Special Assessment                                   $121,100,182        26.2%*
-----------------------------------------------------------------------------
Single-Family Housing                                  55,695,885        12.0
-----------------------------------------------------------------------------
Municipal Leases                                       43,363,362         9.3
-----------------------------------------------------------------------------
Highways                                               42,872,773         9.2
-----------------------------------------------------------------------------
Hospital/Healthcare                                    36,689,836         7.9
-----------------------------------------------------------------------------
Adult Living Facilities                                35,803,683         7.7
-----------------------------------------------------------------------------
Electric Utilities                                     35,145,857         7.6
-----------------------------------------------------------------------------
General Obligation                                     22,923,910         4.9
-----------------------------------------------------------------------------
Water Utilities                                        22,577,811         4.9
-----------------------------------------------------------------------------
Marine/Aviation Facilities                             20,637,629         4.4
-----------------------------------------------------------------------------
Sales Tax                                               9,799,000         2.1
-----------------------------------------------------------------------------
Corporate Backed                                        9,143,025         2.0
-----------------------------------------------------------------------------
Higher Education                                        6,774,486         1.5
-----------------------------------------------------------------------------
Education                                                 938,090         0.2
-----------------------------------------------------------------------------
Resource Recovery                                         544,340         0.1
                                                     ------------       -----
Total                                                $464,009,869       100.0%
                                                     ============       =====

*Securities with a market value of $22,353,273 or 18.46% of total investments at value are represented by pre-refunded securities, collateralized by U.S. government securities.

See accompanying Notes to Financial Statements.

                  22   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  July 31, 1999
--------------------------------------------------------------------------------


=======================================================================================
Assets
Investments, at value (cost $451,843,264)--see accompanying statement
$464,009,869
---------------------------------------------------------------------------------------
Cash
187,500
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest
6,445,459
Investments sold
1,881,411
Shares of beneficial interest sold
323,018
Daily variation on futures contracts--Note 5
70,469
Other
4,546

------------
Total assets
472,922,272

=======================================================================================
Liabilities Payables and other liabilities:
Investments   purchased   (including   $4,107,525  purchased  on  a  when-issued
basis)--Note  1 4,107,525  Dividends  1,238,112  Shares of  beneficial  interest redeemed  1,191,917  Trustees'  compensation--Note  1 162,339  Distribution  and service plan fees 96,106  Shareholder  reports 55,955  Transfer and  shareholder servicing agent fees 26,547 Custodian fees 2,937 Other 51,190

------------
Total liabilities
6,932,628

=======================================================================================
Net Assets
$465,989,644

============

=======================================================================================
Composition of Net Assets
Paid-in capital
$455,561,717
---------------------------------------------------------------------------------------
Overdistributed net investment income
(1,088,872)
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions
(648,400)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5
12,165,199

------------
Net assets
$465,989,644

============



                  23   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------

=======================================================================================
Net Asset Value Per Share
Class A Shares:
Net  asset  value  and  redemption  price  per  share  (based  on net  assets of
$316,362,542 and 29,941,203 shares of beneficial  interest  outstanding)  $10.57
Maximum  offering price per share (net asset value plus sales charge of 4.75% of offering price) $11.10

---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering  price per share (based on net assets of  $132,762,787  and
12,560,331 shares of beneficial interest outstanding) $10.57

---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $16,864,315  and
1,598,190 shares of beneficial interest outstanding) $10.55

See accompanying Notes to Financial Statements.


                  24   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest                                                                   $
26,109,577

=======================================================================================
Expenses
Management fees--Note 4
2,540,982
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A
757,647
Class B
1,294,892
Class C
146,564
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4
259,539
---------------------------------------------------------------------------------------
Shareholder reports
98,260
---------------------------------------------------------------------------------------
Trustees' compensation--Note 1
47,096
---------------------------------------------------------------------------------------
Custodian fees and expenses
45,007
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees
42,049
---------------------------------------------------------------------------------------
Registration and filing fees
15,486
---------------------------------------------------------------------------------------
Insurance expenses
8,257
---------------------------------------------------------------------------------------
Other
10,495

------------
Total expenses
5,266,274
Less expenses paid indirectly--Note 1
(25,729)

------------
Net expenses
5,240,545

=======================================================================================
Net Investment Income
20,869,032

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments
199,201
Closing of futures contracts
167,513

------------
Net realized gain
366,714

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments
(16,235,114)

------------
Net realized and unrealized loss
(15,868,400)

=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $
5,000,632

============


See accompanying Notes to Financial Statements.


                  25   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



Year Ended July 31,

1999             1998
=============================================================================================================
Operations
Net investment income                                                           $
20,869,032     $ 19,136,459
-------------------------------------------------------------------------------------------------------------
Net realized gain
(loss)                                                             366,714
(1,120,364)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
(16,235,114)       3,444,127

------------     ------------
Net increase in net assets resulting from operations
5,000,632       21,460,222

=============================================================================================================
Dividends  and/or  Distributions  to Shareholders  Dividends from net investment income:
Class A
(15,214,034)     (14,732,831)
Class B
(5,284,436)      (4,147,106)
Class C
(600,129)        (359,910)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class
A
--       (2,092,323)
Class
B
--         (677,374)
Class
C
--          (51,258)

=============================================================================================================
Beneficial  Interest  Transactions  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:
Class A
26,403,170        3,072,554
Class B
22,044,556       33,042,362
Class C
6,138,090        5,382,827

=============================================================================================================
Net Assets
Total increase
38,487,849       40,897,163
-------------------------------------------------------------------------------------------------------------
Beginning of period
427,501,795      386,604,632

------------     ------------
End of period (including overdistributed net investment
income of $1,088,872 and $859,305, respectively)
$465,989,644     $427,501,795

============     ============


See accompanying Notes to Financial Statements.

                  26   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                     Class A

---------------------------------------------------------------------
                                                     Year
Ended                                       Year Ended
                                                     July
31,                                         December 31,
                                                     1999        1998
1997          1996(1)     1995        1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $10.92      $10.94
$10.39        $10.69      $ 9.45      $10.97
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53         .54
 .58           .33         .58         .60
Net realized and unrealized gain (loss)                  (.35)        .06
 .54          (.30)       1.25       (1.51)
                                                       ------      ------
------        ------      ------      ------
Total income (loss) from
investment operations                                     .18         .60
1.12           .03        1.83        (.91)

--------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                     (.53)       (.54)
(.57)         (.33)       (.58)       (.61)
Dividends in excess of net
investment income                                          --          --
--            --        (.01)         --
Distributions from net realized gain                       --        (.08)
--            --          --          --
                                                       ------      ------
------        ------      ------      ------
Total dividends and distributions
to shareholders                                          (.53)       (.62)
(.57)         (.33)       (.59)       (.61)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.57      $10.92
$10.94        $10.39      $10.69      $ 9.45
                                                       ======      ======
======        ======      ======      ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                      1.59%       5.66%
11.11%         0.34%      19.76%      (8.49)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                       $316,363    $300,717
$298,162      $286,033    $285,307    $219,682
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $314,094    $297,372
$289,439      $279,796    $250,188    $248,850
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.79%       4.91%
5.49%         5.53%       5.64%       5.99%
Expenses                                                 0.91%       0.92%(4)
0.94%(4)      0.97%(4)    0.95%(4)    0.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 35%         31%
31%           14%         23%         22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  27   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------


                                                         Class B

-----------------------------------------------------------------
                                                         Year
Ended                                     Year Ended
                                                         July
31,                                       December 31,
                                                         1999          1998
1997       1996(1)  1995       1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $10.92
$10.94      $10.39     $10.69   $ 9.44     $10.98
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45
 .46         .49        .28      .51        .54
Net realized and unrealized gain (loss)                      (.35)
 .06         .55       (.30)    1.25      (1.55)
                                                           ------
------      ------     ------   ------     ------
Total income (loss) from
investment operations                                         .10
 .52        1.04       (.02)    1.76      (1.01)

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)
(.46)       (.49)      (.28)    (.50)      (.53)
Dividends in excess of net
investment income                                              --
--          --         --     (.01)        --
Distributions from net realized gain                           --
(.08)         --         --       --         --
                                                           ------
------      ------     ------   ------     ------
Total dividends and distributions
to shareholders                                              (.45)
(.54)       (.49)      (.28)    (.51)      (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.57
$10.92      $10.94     $10.39   $10.69     $ 9.44
                                                           ======
======      ======     ======   ======     ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                          0.82%
4.86%      10.27%     (0.12)%  18.97%     (9.39)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                           $132,763      $115,444
$82,474    $52,038  $41,224    $20,224
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $129,538      $ 99,266
$65,192    $46,422  $29,918    $16,552
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%
4.21%       4.70%      4.74%    4.82%      5.17%
Expenses                                                     1.67%
1.67%(4)    1.70%(4)   1.74%(4) 1.72%(4)   1.73%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%
31%         31%        14%      23%        22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  28   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Class C

----------------------------------------------------------

Period

Ended
                                                          Year Ended July
31,                                Dec. 31,
                                                          1999
1998         1997       1996(1)      1995(6)
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $10.91
$10.93      $10.38     $10.68        $10.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45
 .46         .49        .27           .08
Net realized and unrealized gain (loss)                      (.36)
 .06         .55       (.30)          .22
                                                           ------
------      ------     ------        ------
Total income (loss) from
investment operations                                         .09
 .52        1.04       (.03)          .30

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)
(.46)       (.49)      (.27)         (.07)
Dividends in excess of net
investment income                                              --
--          --         --          (.01)
Distributions from net realized gain                           --
(.08)         --         --            --
                                                           ------
------     ------     ------        ------
Total dividends and distributions
to shareholders                                              (.45)
(.54)       (.49)      (.27)         (.08)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55
$10.91      $10.93     $10.38        $10.68
                                                           ======
======      ======     ======        ======

====================================================================================================================
Total Return, at Net Asset Value(2)                          0.73%
4.87%      10.26%     (0.19)%        2.90%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $16,864
$11,340      $5,969     $2,171          $125
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $14,672       $
8,614      $3,869     $1,156          $ 91
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%
4.24%       4.66%      4.54%         4.56%
Expenses                                                     1.67%
1.66%(4)    1.70%(4)   1.80%(4)      1.68%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%
31%         31%        14%           23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31. 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. 3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund. 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively. 6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                  30   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $4,107,525.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $650,000, which expires in 2006.
-------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $2,209 was made for the Fund's projected benefit obligations and payments of $6,365 were made to retired trustees, resulting in an accumulated liability of $159,162 as of July 31, 1999.
               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                  31   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  32   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 1999           Year Ended July
31, 1998
                              -----------------------------
----------------------------
                              Shares          Amount             Shares
Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                           6,301,987      $ 69,153,860        4,625,371     $
50,462,764
Dividends and/or
distributions reinvested         818,090         8,975,978          921,790
10,031,986
Redeemed                      (4,716,845)      (51,726,668)      (5,266,312)
(57,422,196)
                              ----------      ------------       ----------
------------
Net increase                   2,403,232      $ 26,403,170          280,849     $
3,072,554
                              ==========      ============       ==========
============

--------------------------------------------------------------------------------------------
Class B:
Sold                           3,406,294      $ 37,480,696        3,871,772     $
42,232,554
Dividends and/or
distributions reinvested         301,331         3,307,444          279,759
3,046,210
Redeemed                      (1,715,264)      (18,743,584)      (1,120,147)
(12,236,402)
                              ----------      ------------       ----------
------------
Net increase                   1,992,361      $ 22,044,556        3,031,384     $
33,042,362
                              ==========      ============       ==========
============

--------------------------------------------------------------------------------------------
Class C:
Sold                             856,519      $  9,406,000          697,841     $
7,611,935
Dividends and/or
distributions reinvested          37,673           412,830
29,500          320,853
Redeemed                        (335,760)       (3,680,740)        (233,849)
(2,549,961)
                              ----------      ------------       ----------
------------
Net increase                     558,432      $  6,138,090          493,492     $
5,382,827
                              ==========      ============       ==========
============


================================================================================
3. Unrealized Gains and Losses on Securities
As of July 31, 1999, net unrealized appreciation on securities of $12,166,605 was composed of gross appreciation of $18,048,861, and gross depreciation of $5,882,256.


                  33   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for the year ended July 31, 1999, was 0.55% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate          Class A          Commissions
Commissions           Commissions
                   Front-End          Front-End        On Class A          On Class
B            On Class C
                   Sales Charges      Sales Charges    Shares
Shares                Shares
                   On Class A         Retained by      Advanced by         Advanced
by           Advanced by
Year Ended         Shares             Distributor      Distributor(1)
Distributor(1)        Distributor(1)
---------------------------------------------------------------------------------------------------------------
July 31, 1999      $924,929           $154,753         $188,991
$1,254,294                   $84,556

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                     Class A                           Class
B                          Class C
                     Contingent Deferred               Contingent
Deferred              Contingent Deferred
                               Sales Charges Sales
Charges                    Sales Charges
Year Ended           Retained by Distributor           Retained by
Distributor          Retained by Distributor
---------------------------------------------------------------------------------------------------------------
July 31, 1999        $--
$291,981                                          $8,385


      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                  34   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $757,647, all of which was paid by the Distributor to recipients. That included $25,906 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate,whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
               The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
               The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

Distributor's             Distributor's

Aggregate                 Unreimbursed

Unreimbursed              Expenses
                           Total Payments            Amount Retained
Expenses                  As % of Net
Class                      Under Plan                By Distributor
Under Plan                Assets of Class
-------------------------------------------------------------------------------------------------------------------------
Class B Plan               $1,294,892                $1,062,283
$4,059,718                          3.06%
-------------------------------------------------------------------------------------------------------------------------
Class C Plan               $  146,564                $   93,541                 $
207,394                          1.23%


                  35   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                           Expiration       Number of         Valuation as
of         Unrealized
Contract Description       Date             Contracts         July 31,
1999           Depreciation
--------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
                                  >
U.S. Long Bond             9/21/99          205
$23,568,594                   $1,406


================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the year ended July 31, 1999.


                  36   Oppenheimer California Municipal Fund

                                       A-4
Appendix A

--------------------------------------------------------------------------------
                 Descriptions of Municipal Bond Ratings Categories
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Of Principal Rating Agencies
--------------------------------------------------------------------------------

Municipal Bonds

Moody's Investor Services, Inc. The ratings of Moody's Investors Service, Inc. ("Moody's") for municipal bonds are Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated Aa1, A1, Baa1, Ba1 and B1 respectively.

|_| Aaa. Municipal bonds rated "Aaa" are judged to be of the "best quality." |_| Aa. The rating "Aa" is assigned to bonds which are judged of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than "Aaa" rated municipal bonds. "Aaa" and "Aa" rated bonds are generally known as "high grade bonds." |_| A. Municipal bonds rated "A" by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future.
|_| Baa. Municipal bonds rated "Baa" are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and have speculative characteristics as well.
|_| Ba. Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
|_| B. Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. |_| Caa. Bonds rated "Caa" are in poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. |_| Ca. Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. |_| C. Bonds rated "C" are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Municipal bonds rated by Moody's that have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol "VMIG" to distinguish characteristics that include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.


Standard & Poor's Corporation. Bonds rated in the top four categories (AAA, AA, A, BBB) are commonly referred to as "investment grade." The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Ratings of BB, B, CCC and CC are regarded as having significant speculative characteristics.

|_| AAA. Obligors of municipal bonds rated AAA have "extremely strong capacity" to meet financial commitments. |_| AA. The rating AA is given to obligors with "very strong capacity" to meet financial commitments.
|_| A. The rating A is given to obligors with a "strong capacity" to meet financial commitments but is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligors in higher
categories. |_| BBB. The BBB rating is given to an obligor that has "adequate capacity" to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.
|_| BB. Obligors rated BB are less vulnerable in the near-term than other lower-rated obligations to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which would lead to inadequate capacity to meet financial commitments.
|_| B. Obligors rated B have a greater vulnerability than obligors rated BB, but currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments.
|_| CCC. Obligors rated CCC are currently vulnerable and are dependent upon favorable business, financial, and economic conditions to meet financial commitments.
|_| CC. Obligors rated CC are currently highly vulnerable.
|_| C. Bonds rated C typically are debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
|_| D. Bonds rated D are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during the grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized. Fitch. The ratings of Fitch IBCA, Inc. for municipal bonds are AAA, AA, A, BBB, BB, B, CCC, CC, C, DDD, DD, and D. Bonds rated AAA, AA, A and BBB are considered to be of investment grade quality. Bonds rated below BBB are considered to be of speculative quality.
|_| AAA. Municipal Bonds rated AAA are judged to be of the "highest credit quality." |_| AA. The rating of AA is assigned to bonds of "very high credit quality." |_| A. Municipal bonds rated A are considered to be of "high credit quality." |_| BBB. The rating BBB is assigned to bonds of "satisfactory credit quality." A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings.
|_| BB. The rating BB is assigned to bonds considered to be  "speculative."  |_|
B. The rating B is assigned to bonds considered to be "highly speculative." |_| CCC. Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default.
|_| CC. Bonds rated CC are considered minimally protected. Default in payment of interest and/or principal seems probable over time. |_| C. Bonds rated C are in imminent default in payment of interest or principal.
|_| DDD and below. Bonds rated DDD, DD and D are in default on interest and/or principal payments. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Duff & Phelps. The ratings of Duff & Phelps are as follows:
|_| AAA. These are judged to be the "highest credit quality". The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt. |_| AA+, AA & AA-. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. |_| A+, A & A-. Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress. |_| BBB+, BBB & BBB-. These have below average protection factors but are still considered sufficient for prudent investment. They have considerable variability in risk during economic cycles.
|_| BB+, BB & BB-. These are below investment grade but are deemed to be able to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.
|_| B+, B & B-. These are below investment grade and possess risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.
|_| CCC. Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.
|_| DD. These are defaulted debt obligations. The issuer failed to meet scheduled principal and/or interest payments.

Municipal Notes

Moody's. Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG-1." Such short-term notes that have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

Standard & Poor's. S&P's ratings for municipal notes due in three years or less are SP-1, SP-2, and SP-3. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P. If modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P. SP-3 describes issues that have a speculative capacity to pay principal and interest.


Fitch. Fitch's rating for municipal notes due in three years or less are F-1+, F-1, F-2, F-3, F-S and D. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment. F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+. F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade. F-S describes notes with weak credit quality. Issues rated D are in actual or imminent payment default.

Corporate Debt

      The other debt securities included in the definition of temporary defensive investments the Fund may hold are corporate (as opposed to municipal) debt obligations. The Moody's, S&P and Fitch corporate debt ratings do not differ materially from those set forth above for municipal bonds.
Commercial Paper

Moody's. The ratings of commercial paper by Moody's are Prime-1, Prime-2, Prime-3 and Not Prime. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P. The ratings of commercial paper by S&P are A-1, A-2, A-3, B, C, and D. A-1 indicates that the degree of safety regarding timely payment is strong. A-2 indicates capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. A-3 indicates an adequate capacity for timely payments. These issues are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B indicates only speculative capacity for timely payment. C indicates a doubtful capacity for payment. D is assigned to issues in default.

Fitch. The ratings of commercial paper by Fitch are similar to its ratings of Municipal Notes, above.

                                   Appendix B

                     Municipal Bond Industry Classifications

Adult Living Facilities
Bond Anticipation Notes
Education
Electric Utilities
Gas Utilities
General Obligation
Higher Education
Highways/Railways
Hospital/Healthcare
Manufacturing, Durable Goods
Manufacturing, Non Durable Goods Marine/Aviation Facilities Multi-Family Housing Municipal Leases Non Profit Organization Parking Fee Revenue Pollution Control Resource Recovery Revenue Anticipation Notes Sales Tax Revenue Sewer Utilities Single Family Housing Special Assessment Special Tax Sports Facility Revenue Student Loans Tax Anticipation Notes Tax & Revenue Anticipation Notes Telephone Utilities Water Utilities

                                      C-21
                                   Appendix C

           OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (7) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue
         Code,
(8) non-qualified deferred compensation plans, (9) employee benefit plans3 (10) Group Retirement Plans4 (11) 403(b)(7) custodial plan accounts (12) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth
         IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager"). Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

--------------
5. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
6. In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
7. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
8. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."10 This waiver provision applies to:

10 However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.


 |_|
Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7) custodial plan) that:
(4)   buys shares costing $500,000 or more, or
(5) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(6) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_| Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
(3) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(4) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:

(4) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and
          (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").

(5) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(6) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.

             II. Waivers of Class A Sales Charges of Oppenheimer Funds

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates.

|_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

|_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_| Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(10)        Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(11)  To return excess contributions.
(12)  To return contributions made due to a mistake of fact.
(13)  Hardship withdrawals, as defined in the plan.11

11 This provision does not apply to IRAs.

(14)  Under a Qualified Domestic Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(15) To meet the minimum distribution requirements of the Internal Revenue Code.

(16) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(17)  For  loans  to  participants  or
beneficiaries.

(18)  Separation   from   service.12

12 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11)  Plan  termination  or  "in-service
distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.

|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


       III. Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

    The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

|_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(15) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(16)  To return excess contributions made to a participant's account.
(17)  To return contributions made due to a mistake of fact.
(18)  To make hardship withdrawals, as defined in the plan.13

13 This provision does not apply to IRAs.

(19) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(20) To meet the minimum distribution requirements of the Internal Revenue Code.
(21) To make  "substantially  equal  periodic  payments"  as  described  in
     Section 72(t) of the Internal Revenue Code.
(22)  For loans to participants or beneficiaries.14

14 This  provision does not apply to loans from 403(b)(7)  custodial  plans.

(23)  On account of the participant's separation from service.15

15 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

(24) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(25) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(26) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(27) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).
         |_|Redemptions  of Class B shares or Class C shares  under an Automatic
            Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

|_|       Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Shares issued in plans of reorganization to which the Fund is a party. |_| Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.


IV. Special Sales Charge  Arrangements for  Shareholders of Certain  Oppenheimer
                     Funds Who Were Shareholders of Former
                              Quest for Value Funds

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.    Oppenheimer   Quest   Small   Cap
                                        Value Fund
  Oppenheimer Quest Balanced Value Fund Oppenheimer  Quest  Global  Value
                                      Fund
  Oppenheimer  Quest  Opportunity Value
  Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:

  Quest   for  Value   U.S.   Government Quest for  Value  New York  Tax-Exempt
Income Fund                              Fund
  Quest  for  Value  Investment  Quality Quest  for Value  National  Tax-Exempt
Income Fund                              Fund
  Quest for Value Global Income Fund     Quest for Value California  Tax-Exempt
                                      Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_| acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds or
|_| purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                           Initial Sales Initial Sales
Number  of  Eligible Charge  as  a %  of Charge  as  a %  of Commission   as  %
Employees or Members Offering Price      Net Amount Invested of Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                  2.50%               2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least 10 but not        2.00%               2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.
      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_| Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
|_| withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
|_|   redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

    V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
o     Oppenheimer U. S. Government Trust,
o     Oppenheimer Bond Fund,
o     Oppenheimer Disciplined Value Fund and
o     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

  Connecticut Mutual Liquid Account         Connecticut   Mutual  Total  Return
                                            Account
  Connecticut Mutual Government  Securities CMIA LifeSpan Capital  Appreciation
Account                                     Account
  Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
  Connecticut Mutual Growth Account         CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (3) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(4) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

    Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
(7)
      anypurchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(8) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(9) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(10) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(11) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(12) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (10) by the estate of a deceased shareholder;
(11) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(12) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(13) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(14) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(15) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(16) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(17) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(18) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


               VI. Special Reduced Sales Charge for Former Shareholders of
                           Advance America Funds, Inc.

    Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


            VII. Sales Charge Waivers on Purchases of Class M Shares of
                     Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_| present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_| registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------------------------------------------------------------------------------
Oppenheimer California Municipal Fund
--------------------------------------------------------------------------------

Internet Web Site:
         www.oppenheimerfunds.com

Investment Adviser
     OppenheimerFunds, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     OppenheimerFunds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian Bank
     Citibank, N.A.
     399 Park Avenue
     New York, New York 10043

Independent Auditors
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown & Platt
     1675 Broadway
     New York, New York 10019




     PX790.1199

                                    [PHOTO]
                      Semiannual Report February 29, 2000

     Oppenheimer
     MAIN STREET(R)
     CALIFORNIA MUNICIPAL FUND

                                             [OPPENHEIMERFUNDS LOGO]
                                             The Right Way to Invest

         CONTENTS

 1      President's Letter

 3      An Interview
        with Your Fund's
        Manager

 8      Financial
        Statements

25      Officers and Directors


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
RISING INTEREST RATES HURT THE PERFORMANCE OF MUNICIPAL BONDS throughout the reporting period.

AS OF FEBRUARY 29, 2000, LONG-TERM CALIFORNIA MUNICIPAL BONDS PROVIDED OVER 90% OF THE YIELD AVAILABLE FROM COMPARABLE U.S. TREASURIES--making them attractive values on an after-tax basis.

------------------------
CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 2/29/00*

------------------------
Class A

Without     With
Sales Chg.  Sales Chg.
------------------------
-1.99%      -6.65%

Class B

Without     With
Sales Chg.  Sales Chg.
------------------------
-2.56%      -7.33%
------------------------

NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

* See page 7 for further details.

[PHOTO]
JAMES C. SWAIN
Chairman
Oppenheimer
Main Street(R) California
Municipal Fund

BRIDGET A. MACASKILL
President
Oppenheimer
Main Street(R) California
Municipal Fund

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
DEAR SHAREHOLDER,

For many years, we have encouraged investors to consider whether they could tolerate more risk in their long-term investments by participating in the stock market, which has historically provided higher long-term returns than any other asset class. Today, however, we have a very different concern: some investors may be assuming too much risk by concentrating their investments in just a handful of stocks or sectors or by "chasing performance."

       Alan Greenspan, the Chairman of the Federal Reserve Board, has stated his view that the recent spectacular returns of some sectors of the market are partly responsible for pushing our economy to growth rates that could lead to higher inflation. The dramatic rise in the prices of a narrow segment of the market has created enormous wealth for some investors. In turn, those investors are spending at a rate that the Fed believes may threaten the healthy growth of our economy.

       That's why the Fed has been raising interest rates steadily and decisively over the past year. By making borrowing more expensive, the Fed is attempting to slow economic growth. It is a precarious balancing act: too much tightening creates the risk of recession, while too little opens the door to inflation.

       The implications are clear: investors must be prepared for near-term market volatility. In the bond market, higher interest rates usually lead to lower bond prices. In the stock market, slower economic growth could reduce corporate earnings and put downward pressure on stock prices. Highly valued stocks may be particularly vulnerable to a correction. The Securities and Exchange Commission Chairman, Arthur Levitt, has cautioned investors against the expectation that the types of returns seen in the recent bull market will last forever. We agree.

              1   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

       Because of the prospect of continued market volatility, we encourage you to consider diversifying your investments. Indeed, diversification may help you mitigate the effects of sharp declines in any one area. It may also help you better position your portfolio to seek greater returns over the long run.

       While "new economy" stocks have risen recently, many "old economy" stocks are selling at unusually low prices. In the bond market, higher interest rates over the short term may reduce inflation concerns, which should be beneficial over the long term. By buying out-of-favor investments, you may be able to profit when and if they return to favor in the future. Of course, there is no assurance that value investing will return to favor in the market, but it may be a diversification strategy to consider for part of your portfolio.

       What specific investments should you consider today so that you are prepared for tomorrow? The answer depends on your individual investing goals, risk tolerance and financial circumstances. We urge you to talk with your financial advisor about ways to diversify your portfolio. This may include considering global diversification as part of your strategy. While investing abroad has special risks, such as the effects of foreign currency fluctuation, it also offers opportunities to participate in global economic growth and to hedge against the volatility in U.S. markets.

       We thank you for your continued confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ JAMES C. SWAIN           /s/ BRIDGET A. MACASKILL

    James C. Swain               Bridget A. Macaskill
    March 21, 2000

              2   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Christian Smith
(Portfolio Manager)
Robert Patterson


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------
Q. HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE OVER THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 29, 2000?

A. It has been a difficult period for the municipal securities market, including Oppenheimer Main Street(R) California Municipal Fund. The rising interest rate environment, a sharp decline in the demand for municipal bonds and a lack of supply of new issues were some of the challenges the Fund encountered.

WHAT STEPS ARE YOU TAKING TO HELP IMPROVE THE FUND'S PERFORMANCE?

In November 1999, we began to restructure the Fund under the guidance of Christian Smith, a money management professional with over 10 years experience in the municipal market. This change will help us gain a fresh perspective on the California municipal market, and proactively access the opportunities available for the Fund.

HOW DID THE ROBUST U.S. ECONOMY AFFECT THE OVERALL MUNICIPAL MARKET?

Ongoing economic strength led to higher interest rates, which, in turn, led to lower bond prices. With bonds becoming less attractive to investors, many turned to the stock market for better returns.

              3   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

"Our focus has been to lower the portfolio's sensitivity to changes in interest rates."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

The lengthy economic expansion has also resulted in a decrease in supply of municipal bonds. First, government surpluses on the federal and state level resulted in less need to issue debt to finance new projects. Second, the rise in interest rates caused a natural decline in the refinancing of existing debt. When interest rates are on the upswing, there is little reason for an organization to retire existing, lower yielding debt, and introduce new securities with higher yields. Often- times in the financial markets, a decrease in supply of a particular security leads to higher prices. However, the decline in the demand for municipals more than offset the falling supply.

HOW WAS THE FUND MANAGED GIVEN THIS DIFFICULT ENVIRONMENT?

Our focus has been to lower the portfolio's sensitivity to interest rates. For example, we have been working to reduce the Fund's duration versus its benchmark by focusing on shorter-term securities. When it appears that interest rates have peaked, we may look to extend the Fund's duration to take advantage of rising bond prices.

COULD YOU DESCRIBE SOME OF YOUR INVESTMENT STRATEGIES THAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

We enhanced returns through select investments in non-rated California real estate securities. These bonds are typically issued by smaller organizations, and are used to help finance the infrastructure needed in new housing developments. As non-rated securities, they generally offer attractive yields. Once the developments are occupied by tax-paying families and organizations, this revenue aids the financial stability of the issuer, and the securities may then become rated--sometimes leading to capital appreciation for the Fund.

              4   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

----------------------------------
AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 3/31/00(1)

Class A          Since
1-Year   5-Year  Inception
----------------------------------
-7.98%   4.75%   6.31%

Class B          Since
1-Year   5-Year  Inception
----------------------------------
-9.01%   4.36%   3.67%

----------------------------------

STANDARDIZED YIELDS(2)
For the 30 Days Ended 2/29/00
----------------------------------
Class A         5.19%
----------------------------------
Class B         4.49
----------------------------------

In addition, we benefited from our investment in a non-profit organization that helps train handicapped individuals to join the mainstream workforce. This organization has been in existence for over 30 years, it has a strong management team in place, and is widely known by companies that are looking for its services.

HOW DID CALIFORNIA MUNICIPAL BONDS PERFORM COMPARED TO U.S. TREASURIES?

As interest rates rose, both types of securities performed poorly. However, in recent months investors have bid up the prices of U.S. Treasury securities in anticipation of the Treasury Department's plan to buy back billions of dollars of debt. By the end of the reporting period, 30-year, AAA-rated municipal bonds from California issuers were providing over 95% of the yield of 30-year U.S. Treasury securities. This compares to a historical average of about 88%. When the effects of income taxes are taken into account, municipal bonds are providing much higher levels of "take home" income than U.S. Treasury securities. As a result, municipal bonds currently represent very attractive values, in our opinion, especially for California residents in the higher income tax brackets.


1. See page 7 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended February 29, 2000. Falling share prices will tend to artificially raise yields.


              5   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

----------------------------------
CREDIT ALLOCATION(3)

[PIE CHART]

AAA     51.0
AA      11.9
A        9.5
BBB     19.5
BB       8.1
----------------------------------

WHAT IS YOUR OUTLOOK FOR THE ECONOMY OVER THE NEXT FEW MONTHS?

As we see it, the Federal Reserve will remain diligent in its attempt to slow the pace of economic growth to help ward off an increase in inflation. As such, we expect interest rates to continue rising into the summer. However, as the year progresses, we anticipate seeing growth rates fall, as rising interest rates should lead to a decline in consumer spending, and less dramatic stock market gains. Ideally, this would eventually result in interest rates moving downward.

      In the meantime, we will continue to actively monitor the markets--making careful adjustments to the Fund's portfolio as necessary. We will also work diligently to enhance returns while being mindful of risk. These are two reasons why Oppenheimer Main Street California Municipal Fund is an important part of The Right Way to Invest.


TOP FIVE INDUSTRIES(4)
(Percentage of market value)
--------------------------------------------------------
Special Assessment                                18.8%
--------------------------------------------------------
Single Family Housing                             15.1
--------------------------------------------------------
Highways                                          11.0
--------------------------------------------------------
General Obligation                                 8.7
--------------------------------------------------------
Electric Utilities                                 8.5


3. Portfolio data are subject to change. Percentages are as of February 29, 2000, and are dollar-weighted based on invested assets. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 16.0% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.
4. Portfolio is subject to change. Percentages are as of February 29, 2000, and are based on total market value of investments.

              6   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares were first publicly offered on 5/18/90. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 10/29/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life of class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


              7   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  February 29, 2000 / Unaudited
--------------------------------------------------------------------------------

                                                                RATINGS:                           MARKET
                                                                MOODY'S/        PRINCIPAL           VALUE
                                                               S&P/FITCH           AMOUNT      SEE NOTE 1
===========================================================================================================
MUNICIPAL BONDS AND NOTES--98.8%
-----------------------------------------------------------------------------------------------------------
CALIFORNIA--92.5%
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 8.87%, 12/28/18(1)                               Aaa/AAA      $1,000,000      $1,103,750
-----------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                               A2/NR       1,425,000       1,500,739
-----------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27                            NR/BBB       1,790,000       1,582,378
-----------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP,
Rhonda Haas Goldman Plaza, 5.125%, 5/15/23                         NR/AA-         700,000         602,217
-----------------------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines,
Series A, 5.70%, 10/1/33                                         Baa3/BB+       3,200,000       2,696,640
-----------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village Riviera Hills,
Series E, 5.45%, 2/1/25                                            NR/AAA       1,000,000         973,160
-----------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency
Toll Road RB, Sr. Lien, Prerefunded,
Series A, 6.50%, 1/1/32                                     Baa3/BBB-/BBB       1,400,000       1,535,114
-----------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency
Toll Road RRB, Zero Coupon, 5.98%, 1/15/21(2)                 Aaa/AAA/AAA       5,000,000       1,295,400
-----------------------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency
Toll Road RRB, Zero Coupon, 6%, 1/15/22(2)                  Baa3/BBB-/BBB       5,500,000       1,330,010
-----------------------------------------------------------------------------------------------------------
CA GOUN, 5.75%, 3/1/30                                         Aa3/AA-/AA       2,000,000       1,945,700
-----------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25                 Aaa/AAA       2,095,000       2,116,285
-----------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25                            Aa2/AA-       4,770,000       4,841,455
-----------------------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB,
American Center for Wine, Food & Arts, 5.55%, 12/1/12              NR/A/A       1,710,000       1,678,450
-----------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas & Electric Co. Project,
Series B, 6.35%, 6/1/09                                            A1/AA-       2,000,000       2,110,480
-----------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15             Aaa/AAA/AAA       2,000,000       2,004,940
-----------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB,
Mtg.-Backed Securities Program,
Series B, 7.75%, 9/1/26                                            NR/AAA         845,000         899,224
-----------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB,
Mtg.-Backed Securities Program,
Series B, 7.75%, 9/1/26                                            NR/AAA           5,000           5,000
-----------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB,
Mtg.-Backed Securities Program,
Series D, Cl. 5, 6.70%, 5/1/29                                     NR/AAA       1,890,000       1,979,359
-----------------------------------------------------------------------------------------------------------
CA SCDAU COP, 7.25%, 11/1/29                                        NR/NR       2,000,000       1,949,100
-----------------------------------------------------------------------------------------------------------
CA SCDAU COP, Winward Schools, 7.25%, 11/1/29                       NR/NR         500,000         497,410
-----------------------------------------------------------------------------------------------------------


              8   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                                                                RATINGS:                           MARKET
                                                                MOODY'S/        PRINCIPAL           VALUE
                                                               S&P/FITCH           AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.11%, 11/1/15(1)                                  A1/NR      $1,200,000      $1,122,000
-----------------------------------------------------------------------------------------------------------
Campbell, CA RA TXAL RB, Central Campbell
Redevelopment Project, Series B, 6.60%, 10/1/32                 Baa3/BBB-       1,100,000       1,076,009
-----------------------------------------------------------------------------------------------------------
Contra Costa Cnty., CA SPTX RRB,
CFD 91-1, 5.58%, 8/1/16                                             NR/NR       3,075,000       2,703,786
-----------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub. Lien, Series B, 6.30%, 11/1/28              A2/NR         800,000         802,560
-----------------------------------------------------------------------------------------------------------
East Palo Alto, CA RA TXAL RB, 6.625%, 10/1/29                      NR/NR         850,000         833,943
-----------------------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB,
MBIA Insured, Zero Coupon, 6.20%, 11/1/19(2)                      Aaa/AAA       2,000,000         625,700
-----------------------------------------------------------------------------------------------------------
Folsom, CA SPTX Bonds, CFD No. 10, 6.875%, 9/1/19                   NR/NR       2,000,000       1,979,900
-----------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB,
Jurupa Hills Redevelopment Project,
Prerefunded, Series A, 7.10%, 10/1/23                             NR/BBB+       1,960,000       2,118,348
-----------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB, Series A,
MBIA Insured, 6.55%, 8/1/20                                   Aaa/AAA/AAA       1,225,000       1,334,968
-----------------------------------------------------------------------------------------------------------
Fresno, CA USD GOUN, Series A,
MBIA Insured, 6.40%, 8/1/16                                   Aaa/AAA/AAA       1,000,000       1,092,040
-----------------------------------------------------------------------------------------------------------
Glendale, CA EU RB, MBIA Insured, 5.90%, 2/1/25                NR/AAA/AAA       5,000,000       5,004,900
-----------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 2/1/20(2)                   Aaa/AAA/AAA       2,480,000         749,853
-----------------------------------------------------------------------------------------------------------
Golden West Schools FAU CAP RRB, Series A,
MBIA Insured, Zero Coupon, 6.14%, 8/1/20(2)                   Aaa/AAA/AAA       2,000,000         586,840
-----------------------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act 1915
SPAST Bonds, Assessment District No. 94-13,
Group 2, 5.875%, 9/2/17                                             NR/NR       1,250,000       1,147,637
-----------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School FAU RRB,
Horsethief Canyon, 5.35%, 9/1/10                                    NR/NR       2,000,000       1,822,160
-----------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP Bonds, Series A,
MBIA Insured, Zero Coupon, 4.95%, 11/1/12(2)                  Aaa/AAA/AAA       2,095,000       1,046,243
-----------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement Bond Act 1915
PFAU RB, 6.20%, 9/2/25                                              NR/NR       1,490,000       1,369,444
-----------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement Bond Act 1915
PFAU RB, 6.20%, 9/2/25                                              NR/NR          10,000          10,300
-----------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A,
FGIC Insured, 6%, 5/15/10                                         Aaa/AAA         500,000         522,265
-----------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney
Parking Project, Zero Coupon, 6.95%, 9/1/11(2)                 A3/BBB+/A-       2,340,000       1,201,941
-----------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/14                             Aaa/AAA/AAA       1,500,000       1,429,740


              9   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                RATINGS:                           MARKET
                                                                MOODY'S/        PRINCIPAL           VALUE
                                                               S&P/FITCH           AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, MBIA Insured, 5.25%, 7/1/15                         Aaa/AAA/AAA      $2,000,000      $1,935,420
-----------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Participation
Certificates RB, Zero Coupon, 6.30%, 9/1/16(2)                Aaa/AAA/AAA       1,495,000         571,195
-----------------------------------------------------------------------------------------------------------
Los Angeles, CA Department of
Water & Power RRB, 5.50%, 10/15/12                            Aa3/AAA/AAA       1,000,000       1,015,990
-----------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series A,
FGIC Insured, 6%, 7/1/15                                      Aaa/AAA/AAA       1,000,000       1,053,930
-----------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 99-1 SPTX RB,
Series A, 6.70%, 8/15/29                                            NR/NR         650,000         643,624
-----------------------------------------------------------------------------------------------------------
Palmdale, CA Civic Authority RRB,
Merged Redevelopment Project,
Prerefunded, Series A, 6.60%, 9/1/34                              Aaa/AAA         595,000         651,555
-----------------------------------------------------------------------------------------------------------
Palmdale, CA Civic Authority RRB,
Merged Redevelopment Project,
Unrefunded Balance, Series A, 6.60%, 9/1/34                          NR/A         405,000         413,347
-----------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development Project,
Sub. Lien, 6.20%, 8/1/19                                           NR/BBB       1,000,000         949,690
-----------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL RB, Los Medanos
Community Development Project,
AMBAC Insured, 5.75%, 8/1/16                                      Aaa/AAA         720,000         720,857
-----------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                                           Aaa/AAA       2,500,000       2,976,400
-----------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A,
MBIA Insured, 6.15%, 8/1/15                                       Aaa/AAA         500,000         532,505
-----------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.78%, 6/1/19(1)               Aaa/AAA/AAA       1,150,000       1,083,875
-----------------------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 8.69%, 7/8/22(1)                   Aaa/AAA         500,000         555,625
-----------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater RB,
FGIC Insured, 5.80%, 8/1/16                                       Aaa/AAA         765,000         777,416
-----------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                                          NR/NR       1,500,000       1,556,850
-----------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A, 5.625%, 10/1/33               Baa2/BBB-       1,650,000       1,372,157
-----------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed
to Maturity, Series A, 7.80%, 5/1/21                              Aaa/AAA       1,000,000       1,217,220
-----------------------------------------------------------------------------------------------------------
Riverside, CA PFAU Lease RB,
AMBAC Insured, 5.25%, 10/1/17                                 Aaa/AAA/AAA       2,100,000       1,985,760
-----------------------------------------------------------------------------------------------------------
Riverside, CA Water RRB, 5.375%, 10/1/12                         NR/AA/AA       1,000,000       1,006,370


             10   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

                                                                RATINGS:                           MARKET
                                                                MOODY'S/        PRINCIPAL           VALUE
                                                               S&P/FITCH           AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
Roseville, CA SPTX RB, Woodcreek West
Community Facility No. 1 Project, 6.50%, 9/1/15                     NR/NR      $1,500,000      $1,474,875
-----------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB,
Escrowed to Maturity, 8%, 7/1/16(3)                               Aaa/AAA       2,810,000       3,468,636
-----------------------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB,
FGIC Insured, Inverse Floater, 8.89%, 8/15/18(1)              Aaa/AAA/AAA       1,500,000       1,578,750
-----------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN,
Series A, 5.875%, 7/1/21                                        Aa3/NR/AA         430,000         432,081
-----------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN,
Series A, 5.875%, 7/1/23                                        Aa3/NR/AA         285,000         285,675
-----------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid Waste Authority RB,
5.80%, 8/1/27                                                    Baa3/BBB       1,665,000       1,443,871
-----------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority
Revenue COP, Prerefunded, Series 91-B,
MBIA Insured, Inverse Floater, 8.66%, 4/8/21(1)                   Aaa/AAA       1,000,000       1,166,250
-----------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area Rapid Transit District
Sales Tax RRB, AMBAC Insured, 6.75%, 7/1/11                   Aaa/AAA/AAA       1,000,000       1,138,350
-----------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second Series Issue 13-B,
MBIA Insured, 8%, 5/1/07                                          Aaa/AAA       1,140,000       1,325,683
-----------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Second Series Issue 14-A,
MBIA Insured, 8%, 5/1/07                                          Aaa/AAA       1,290,000       1,500,115
-----------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. RA Lease CAP RB,
George R. Moscone Project, Zero Coupon,
5.36%, 7/1/10(2)                                                 A1/A-/A+       4,500,000       2,538,450
-----------------------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL CAP Refunding Bonds, Redevelopment
Projects, Series C, Zero Coupon, 5.99%, 8/1/13(2)                A2/A/AAA         750,000         353,888
-----------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor Agency
Toll Road CAP RRB, Series A, 0%/5.75%, 1/15/21(4)           Baa3/BBB-/BBB       3,200,000       1,895,968
-----------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor Agency
Toll Road RB, Sr. Lien, Prerefunded, 6.75%, 1/1/32            Aaa/AAA/AAA       3,500,000       3,768,625
-----------------------------------------------------------------------------------------------------------
South Orange Cnty., CA PFAU SPTX RB,
Foothill Area, Series C, FGIC Insured, 8%, 8/15/08            Aaa/AAA/AAA       1,500,000       1,803,315
-----------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                                            NR/AAA         145,000         148,751
-----------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                                            NR/AAA          15,000          15,000
-----------------------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
RRB, Inverse Floater, 6.55%, 10/30/20(1)                           Aa2/AA       1,200,000       1,081,500


             11   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                RATINGS:                           MARKET
                                                                MOODY'S/        PRINCIPAL           VALUE
                                                               S&P/FITCH           AMOUNT      SEE NOTE 1
-----------------------------------------------------------------------------------------------------------
CALIFORNIA Continued
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.25%, 7/1/12(1)                                  Aa3/A+      $2,100,000     $ 2,202,375
-----------------------------------------------------------------------------------------------------------
Stanislaus, CA Waste-To-Energy Financing Agency
Solid Waste Facilities RRB,
Ogden Martin System, Inc.
Project, 7.50%, 1/1/05                                              NR/A-       1,105,000       1,129,277
-----------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen of the Valley Hospital,
Prerefunded, 6.50%, 8/15/19                                         A2/NR       1,120,000       1,223,208
                                                                                            ---------------
                                                                                              112,221,817

-----------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--6.3%
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.78%, 7/1/08(1)                                 Aaa/AAA       1,500,000       1,571,250
-----------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB,
Inverse Floater, 7.10%, 7/1/28(1),(5)                               NR/NR       5,000,000       3,620,400
-----------------------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB,
Portfolio 1, Series B, 7.65%, 10/15/22                            Aaa/AAA          65,000          66,754
-----------------------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental PC
Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12                     NR/BBB-/BBB         590,000         563,008
-----------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Government Facilities, Series B,
AMBAC Insured, 5%, 7/1/27                                         Aaa/AAA         300,000         259,548
-----------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19                 NR/BBB-       1,515,000       1,489,958
                                                                                            ---------------
                                                                                                7,570,918
                                                                                            ---------------
Total Municipal Bonds and Notes (Cost $122,757,839)                                           119,792,735


===========================================================================================================
SHORT-TERM TAX-EXEMPT OBLIGATIONS--2.1%

CA PCFAU SWD RR RB, Shell Martinez
Refining, Series A, 3.15%, 3/1/00(6)                                            1,200,000       1,200,000
-----------------------------------------------------------------------------------------------------------
PR CMWLTH RB, Series 1025, 3.11%, 7/1/00(6)                                     1,400,000       1,400,000
                                                                                            ---------------
Total Short-Term Tax-Exempt Obligations (Cost $2,600,000)                                       2,600,000
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $125,357,839)                                     100.9%    122,392,735
-----------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                (0.9)     (1,111,294)
                                                           ------------------------------------------------
NET ASSETS                                                                          100.0%   $121,281,441
                                                           ================================================


             12   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS


To simplify the listings of securities, abbreviations are used per the table below:

CAP    Capital Appreciation
CDAU   Communities Development Authority
CFD    Community Facilities District
CMWLTH Commonwealth
COP    Certificates of Participation
ED     Economic Development
EU     Electric Utilities
FAU    Finance Authority
GOB    General Obligation Bonds
GORB   General Obligation Refunding Bonds
GOUN   General Obligation Unlimited Nts.
HF     Health Facilities
HFA    Housing Finance Agency
HTAU   Highway & Transportation Authority
MH     Multifamily Housing
MTAU   Metropolitan Transportation Authority
MUD    Municipal Utility District
PC     Pollution Control
PCFAU  Pollution Control Finance Authority
PFAU   Public Finance Authority
PPAU   Public Power Authority
PWBL   Public Works Board Lease
RA     Redevelopment Agency
RB     Revenue Bonds
RR     Resource Recovery
RRB    Revenue Refunding Bonds
SCDAU  Statewide Communities Development Authority
SDI    School District
SFM    Single Family Mtg.
SPAST  Special Assessment
SPTX   Special Tax
SWD    Solid Waste Disposal
TXAL   Tax Allocation
USD    Unified School District



1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $15,085,775 or 12.44% of the Fund's net assets as of February 29, 2000.
2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
3. Securities with an aggregate market value of $539,000 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $3,620,400 or 2.98% of the Fund's net assets as of February 29, 2000.
6. Represents the current interest rate for a variable or increasing rate security.


             13   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

AS OF FEBRUARY 29, 2000, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $26,463,144 OR 21.81% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                               MARKET VALUE        PERCENT
-------------------------------------------------------------------------------------
 Special Assessment                                      $23,040,534           18.8%
 Single Family Housing                                    18,536,644           15.1
 Highways                                                 13,445,517           11.0
 General Obligation                                       10,602,336            8.7
 Electric Utilities                                       10,425,525            8.5
 Municipal Leases                                          8,561,834            7.0
 Sales Tax                                                 7,058,369            5.8
 Marine/Aviation Facilities                                6,044,703            4.9
 Hospital/Healthcare                                       4,408,954            3.6
 Water Utilities                                           4,270,110            3.5
 Not-for-Profit Organization                               3,627,551            3.0
 Pollution Control                                         3,310,480            2.7
 Resource Recovery                                         2,573,148            2.1
 Education                                                 2,551,859            2.1
 Adult Living Facilities                                   2,184,595            1.8
 Multifamily Housing                                         973,160            0.8
 Sewer Utilities                                             777,416            0.6
                                                        -----------------------------
 Total                                                  $122,392,735          100.0%
                                                        =============================

 See accompanying Notes to Financial Statements.


             14   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited
--------------------------------------------------------------------------------

February 29, 2000
============================================================================================
 ASSETS
 Investments, at value (cost $125,357,839)--see accompanying statement       $ 122,392,735
--------------------------------------------------------------------------------------------
 Cash                                                                              203,722
--------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest                                                                        1,512,032
 Shares of capital stock sold                                                      341,264
 Other                                                                               5,723
                                                                          ------------------
 Total assets                                                                  124,455,476

============================================================================================
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                           2,657,160
 Dividends                                                                         330,520
 Shares of capital stock redeemed                                                  112,671
 Daily variation on futures contracts                                               11,500
 Distribution and service plan fees                                                 11,140
 Transfer and shareholder servicing agent fees                                       9,845
 Directors' compensation                                                               446
 Other                                                                              40,753
                                                                          ------------------
 Total liabilities                                                               3,174,035

============================================================================================
 NET ASSETS                                                                   $121,281,441
                                                                          ==================
============================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                         $    104,257
--------------------------------------------------------------------------------------------
 Additional paid-in capital                                                    128,864,734
--------------------------------------------------------------------------------------------
 Overdistributed net investment income                                            (181,242)
--------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                       (4,473,791)
--------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments                                     (3,032,517)
                                                                          ------------------
 Net assets                                                                   $121,281,441
                                                                          ==================

============================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $94,683,004 and 8,136,732 shares of capital stock outstanding)                     $11.64
 Maximum offering price per share (net asset value plus sales charge of
 4.75% of offering price)                                                           $12.22
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,598,437
 and 2,288,907 shares of capital stock outstanding)                                 $11.62


See accompanying Notes to Financial Statements.


             15   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENT OF OPERATIONS Unaudited
--------------------------------------------------------------------------------

For the Six Months Ended February 29, 2000
====================================================================================
 INVESTMENT INCOME

 Interest                                                              $  4,015,472

====================================================================================
 EXPENSES

 Management fees                                                            362,042
------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class B                                                                    142,268
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                               35,821
------------------------------------------------------------------------------------
 Shareholder reports                                                         22,178
------------------------------------------------------------------------------------
 Custodian fees and expenses                                                  6,007
------------------------------------------------------------------------------------
 Directors' compensation                                                      1,515
------------------------------------------------------------------------------------
 Other                                                                       11,207
                                                                       -------------
 Total expenses                                                             581,038
 Less reimbursement of expenses                                             (98,739)
 Less expenses paid indirectly                                               (5,768)
                                                                       -------------
 Net expenses                                                               476,531

====================================================================================
 NET INVESTMENT INCOME                                                    3,538,941

====================================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments                                                             (4,366,202)
 Closing of futures contracts                                                   528
                                                                       -------------
 Net realized loss                                                       (4,365,674)

------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on investments    (2,236,087)
                                                                       -------------
 Net realized and unrealized loss                                        (6,601,761)

====================================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   $(3,062,820)
                                                                       =============


See accompanying Notes to Financial Statements.


             16   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   SIX MONTHS ENDED
                                                                  FEBRUARY 29, 2000                            YEAR ENDED
                                                                        (UNAUDITED)                       AUGUST 31, 1999
===========================================================================================================================
 OPERATIONS
 Net investment income                                                $   3,538,941                         $   6,760,089
---------------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                       (4,365,674)                              (27,248)
---------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                   (2,236,087)                           (9,255,882)
                                                                    -------------------------------------------------------
 Net decrease in net assets resulting from operations                    (3,062,820)                           (2,523,041)

===========================================================================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                 (2,805,389)                           (5,577,537)
 Class B                                                                   (630,746)                           (1,114,948)
---------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                                    (61,948)                                   --
 Class B                                                                    (17,172)                                   --

===========================================================================================================================
 CAPITAL STOCK TRANSACTIONS

 Net increase (decrease) in net assets resulting from capital stock transactions:
 Class A                                                                 (9,742,300)                            7,019,301
 Class B                                                                 (1,703,755)                            8,515,921

===========================================================================================================================
 NET ASSETS

 Total increase (decrease)                                              (18,024,130)                            6,319,696
---------------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                    139,305,571                           132,985,875
                                                                    -------------------------------------------------------

 End of period (including overdistributed net investment
 income of $181,242 and $284,048, respectively)                        $121,281,441                          $139,305,571
                                                                    =======================================================


See accompanying Notes to Financial Statements.


             17   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                  SIX MONTHS                                  YEAR                   YEAR
                                                       ENDED                                 ENDED                  ENDED
                                               FEB. 29, 2000                              AUG. 31,               JUNE 30,
 CLASS A                                         (UNAUDITED)     1999     1998     1997    1996(1)       1996        1995
===========================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period$              $  12.21  $ 13.02  $ 12.64  $ 12.16    $ 12.15    $ 12.09      $11.82
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                   .33      .65      .65      .73        .12        .73         .73
 Net realized and unrealized gain (loss)                (.57)    (.82)     .51      .49        .01        .07         .27
                                                    -----------------------------------------------------------------------
 Total income (loss) from
 investment operations                                  (.24)    (.17)    1.16     1.22        .13        .80        1.00
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                   (.32)    (.64)    (.67)    (.74)      (.12)      (.73)       (.69)
 Dividends in excess of net
 investment income                                        --       --       --       --         --         --        (.04)
 Distributions from net realized gain                   (.01)      --     (.11)      --         --         --          --
 Distributions in excess of net realized gain             --       --       --       --         --       (.01)         --
                                                    -----------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        (.33)    (.64)    (.78)    (.74)      (.12)      (.74)       (.73)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $  11.64  $ 12.21  $ 13.02  $ 12.64    $ 12.16    $ 12.15     $ 12.09
                                                    =======================================================================

===========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)                   (1.99)%  (1.42)%   9.33%   10.24%      1.12%      6.73%       8.93%


===========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)           $ 94,683 $109,575 $109,811  $89,991    $76,817    $76,913      $78,134

---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $103,345 $111,996 $ 99,678  $80,311    $77,584    $78,676      $76,148
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                  5.61%    5.03%    5.04%    5.91%      6.00%      5.99%        6.27%
 Expenses                                               0.68%    0.67%    0.69%(4) 0.59%(4)   0.57%(4)   0.58%(4)     0.57%(4)
 Expenses, net of indirect expenses,
 voluntary assumption of expenses
 and/or waiver of expenses                              0.52%    0.51%    0.53%     N/A        N/A        N/A          N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                               25%      25%      30%      46%         1%        33%          14%



 1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 29, 2000, were $32,355,072 and $43,971,448, respectively.

 See accompanying Notes to Financial Statements.


             18   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND


                                         SIX MONTHS                                           YEAR                    YEAR
                                              ENDED                                          ENDED                   ENDED
                                      FEB. 29, 2000                                       AUG. 31,                JUNE 30,
 CLASS B                                (UNAUDITED)         1999         1998      1997       1996(1)     1996        1995
===========================================================================================================================
 PER SHARE OPERATING DATA

 Net asset value, beginning of period$      $ 12.20      $ 13.01      $ 12.63   $ 12.14    $ 12.14     $ 12.08      $11.80
---------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                          .27          .53          .54       .60        .10         .61         .62
 Net realized and unrealized gain (loss)       (.58)        (.83)         .49       .50         --         .07         .27
                                             ------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                         (.31)        (.30)        1.03      1.10        .10         .68         .89
---------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income          (.26)        (.51)        (.54)     (.61)      (.10)       (.61)       (.57)
 Dividends in excess of net
 investment income                               --           --           --        --         --          --        (.04)
 Distributions from net realized gain          (.01)          --         (.11)       --         --          --          --
 Distributions in excess of net realized gain    --           --           --        --         --        (.01)         --
                                             ------------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                               (.27)        (.51)        (.65)     (.61)      (.10)       (.62)       (.61)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period              $11.62      $ 12.20      $ 13.01   $ 12.63    $ 12.14     $ 12.14     $ 12.08
                                             =============================================================================

===========================================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(2)          (2.56)%      (2.41)%       8.24%     9.24%      0.85%       5.66%       7.90%
===========================================================================================================================
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)   $26,598      $29,730      $23,175   $11,919     $5,928      $5,442      $2,648
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $28,682      $28,070      $18,087   $ 8,129     $5,767      $3,848      $1,904
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                         4.60%        4.02%        4.19%     4.85%      4.92%       4.94%       5.17%
 Expenses                                      1.68%        1.67%        1.70%(4)  1.60%(4)   1.62%(4)    1.60%(4)    1.55%(4)
 Expenses, net of indirect expenses,
 voluntary assumption of expenses
 and/or waiver of expenses                     1.52%        1.52%        1.53%       N/A       N/A         N/A         N/A
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                      25%          25%          30%       46%         1%         33%         14%




 1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
 2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended February 29, 2000, were $32,355,072 and $43,971,448, respectively.

 See accompanying Notes to Financial Statements.


             19   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital.

       The Fund offers Class A and Class B shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A and B shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Foreign currency contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank, dealer or pricing service. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


             20   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

       There are certain risks arising from geographic concentration in any state. Certain revenue or tax related event in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and lia-bilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


             21   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited/Continued
-------------------------------------------------------------------------------

===============================================================================
 2. CAPITAL STOCK

 The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                        SIX MONTHS ENDED FEB. 29, 2000   YEAR ENDED AUGUST 31, 1999
                                 SHARES         AMOUNT        SHARES         AMOUNT
------------------------------------------------------------------------------------
 CLASS A
 Sold                           613,011   $  7,294,081     1,681,985  $  21,674,388
 Dividends and/or
 distributions reinvested       156,641      1,860,329       281,702      3,627,456
 Redeemed                    (1,604,909)   (18,896,710)   (1,423,149)   (18,282,543)
                             -------------------------------------------------------

 Net increase (decrease)       (835,257)  $ (9,742,300)      540,538  $   7,019,301
                             =======================================================

------------------------------------------------------------------------------------
 CLASS B
 Sold                          301,538    $ 3,575,996       964,557   $  12,473,622
 Dividends and/or
 distributions reinvested       40,181        476,304        59,086         758,691
 Redeemed                     (490,459)    (5,756,055)     (367,694)     (4,716,392)
                              ------------------------------------------------------

 Net increase (decrease)      (148,740)   $(1,703,755)      655,949   $   8,515,921
                              ======================================================

--------------------------------------------------------------------------------
 3. UNREALIZED GAINS AND LOSSES ON SECURITIES

 As of February 29, 2000, net unrealized depreciation on securities of $2,965,104 was composed of gross appreciation of $2,208,024, and gross depreciation of $5,173,128.
--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets if the Fund's net assets are $100 million or more (it is reduced if assets are less). The Manager has voluntarily undertaken to limit its fees to 0.40% of average annual net assets if the Fund's assets are $100 million or more. The Manager can terminate or amend that undertaking at any time. The Fund's management fee for the six months ended February 29, 2000 was 0.40% of average annual net assets for each class of shares, after giving affect to the waiver, annualized for periods of less than one full year.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


             22   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                     AGGREGATE             CLASS A        COMMISSIONS      COMMISSIONS
                                     FRONT-END           FRONT-END         ON CLASS A       ON CLASS B
                                 SALES CHARGES       SALES CHARGES             SHARES           SHARES
                                    ON CLASS A         RETAINED BY        ADVANCED BY      ADVANCED BY
 SIX MONTHS ENDED                       SHARES         DISTRIBUTOR       DISTRIBUTOR(1)   DISTRIBUTOR(1)
--------------------------------------------------------------------------------------------------------------------------
 February 29, 2000                    $112,866             $12,970            $10,000         $125,396

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.

                                                   CLASS A                  CLASS B
                                       CONTINGENT DEFERRED      CONTINGENT DEFERRED
                                             SALES CHARGES            SALES CHARGES
 SIX MONTHS ENDED                  RETAINED BY DISTRIBUTOR  RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------------------------
 February 29, 2000                                  $1,790                  $71,303

       The Fund has adopted a Service Plan for Class A shares and a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
 CLASS B DISTRIBUTION AND SERVICE PLAN FEE. Under the plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

       The Distributor retains the asset-based sales charge on Class B shares. The asset-based sales charges on Class B shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If the plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the six months ended February 29, 2000, were as follows:

                                                                      DISTRIBUTOR'S        DISTRIBUTOR'S
                                                                          AGGREGATE         UNREIMBURSED
                                                                       UNREIMBURSED        EXPENSES AS %
                         TOTAL PAYMENTS    AMOUNT RETAINED                 EXPENSES        OF NET ASSETS
                             UNDER PLAN     BY DISTRIBUTOR               UNDER PLAN             OF CLASS
---------------------------------------------------------------------------------------------------------------------------
 Class B Plan                  $142,268           $118,005               $1,081,288                 4.07%


             23   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited/Continued
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
5. FUTURES CONTRACTS

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

       The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

       Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

       Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

       Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                             EXPIRATION      NUMBER OF   VALUATION AS OF       UNREALIZED
 CONTRACT DESCRIPTION              DATE      CONTRACTS   FEBRUARY 29, 2000   DEPRECIATION
-----------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Muni Bond                      3/22/00            92      $8,514,462          $67,413

--------------------------------------------------------------------------------
 6. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

       The Fund had no borrowings outstanding during the six months ended February 29, 2000.
--------------------------------------------------------------------------------
 7. SUBSEQUENT EVENT

 As of April 1, 2000, the Manager withdrew its voluntary undertaking to limit its management fees to a maximum annual rate of 0.40%.


             24   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

OPPENHEIMER MAIN STREET(R) CALIFORNIA MUNICIPAL FUND
--------------------------------------------------------------------------------
A Series of Oppenhemer Main Street Funds, Inc.
================================================================================
 OFFICERS AND DIRECTORS  James C. Swain, Director and Chairman of the Board
                         Bridget A. Macaskill, Director and President
                         Robert G. Avis, Director
                         William A. Baker, Director
                         George C. Bowen, Director
                         Jon S. Fossel, Director
                         Sam Freedman, Director
                         Raymond J. Kalinowski, Director
                         C. Howard Kast, Director
                         Robert M. Kirchner, Director
                         Ned M. Steel, Director
                         Christian D. Smith, Vice President
                         Andrew J. Donohue, Vice President and Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary
================================================================================
 INVESTMENT ADVISOR      OppenheimerFunds, Inc.

================================================================================
 DISTRIBUTOR             OppenheimerFunds Distributor, Inc.
================================================================================
 TRANSFER AND            OppenheimerFunds Services
 SHAREHOLDER SERVICING
 AGENT
================================================================================
 CUSTODIAN OF            The Bank of New York
 PORTFOLIO SECURITIES
================================================================================
 INDEPENDENT AUDITORS    Deloitte & Touche LLP
================================================================================
 LEGAL COUNSEL           Myer, Swanson, Adams & Wolf, P.C.

                         The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.
                         This is a copy of a report to shareholders of Oppenheimer Main Street California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Main Street California Municipal Fund. For material information concerning the Funds, see the Prospectus.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


             25  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

INFORMATION AND SERVICES
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

                                                              [OPPENHEIMER LOGO]
                                                               Distributor, Inc.

RS0725.001.0200  April 28, 2000

                          ANNUAL REPORT AUGUST 31, 1999

                                   OPPENHEIMER

                                 MAIN STREET(R)
                            CALIFORNIA MUNICIPAL FUND

                                     [PHOTO]

                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 3   President's Letter

 5   An Interview
     with Your Fund's
     Manager

 9   Fund Performance

12   FINANCIAL STATEMENTS

28   INDEPENDENT
     AUDITORS' REPORT

29   Federal Income
     Tax Information

30   Officers and
     Directors

31   OppenheimerFunds
     Family

32   Information and
     Services


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

IN STARK CONTRAST TO U.S. TREASURY SECURITIES, municipal bond prices were generally stable throughout the reporting period.

OUR RESEARCH-INTENSIVE SECURITY SELECTION STRATEGY helped us find areas of opportunity and helped avoid potential problems.

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period Ended 8/31/99*

CLASS A
Without         With
Sales Chg.      Sales Chg.
--------------------------
-1.42%          -6.11%

CLASS B
Without         With
Sales Chg.      Sales Chg.
--------------------------

-2.41%          -7.10%

NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
* See page 11 for further details.


             2  Oppenheimer Main Street California Municipal Fund

PRESIDENT'S LETTER

[PHOTO]

JAMES C. SWAIN
Chairman
Oppenheimer
Main Street California
Municipal Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
Main Street California
Municipal Fund

DEAR SHAREHOLDER,

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.

     On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.

     The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.

     Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.

     In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.


              3  Oppenheimer Main Street California Municipal Fund

PRESIDENT'S LETTER

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.

     One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.

     Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industrywide tests. We intend to continue retesting our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ JAMES C. SWAIN                      /s/ BRIDGET A. MACASKILL

James C. Swain                         Bridget A. Macaskill
September 22, 1999



              4  Oppenheimer Main Street California Municipal Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)


HOW DID OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED AUGUST 31, 1999?

A. In a rapidly changing investment environment, the Fund continued to provide investors with current income that was exempt from federal and California income taxes. Market conditions in late 1998 and early 1999 were, in many respects, direct opposites of each other. The final months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, 1999 has seen signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

HOW DID THESE ECONOMIC CONDITIONS AFFECT CALIFORNIA'S MUNICIPAL BOND MARKET?

In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.

               5  Oppenheimer Main Street California Municipal Fund

AN INTERVIEW WITH YOUR FUND'S MANAGER


"MUNICIPAL BONDS ENDURED SIGNIFICANTLY LESS VOLATILITY THAN OTHER HIGH-QUALITY, FIXED INCOME SECURITIES OVER THE PAST YEAR."

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply. As the economy grew stronger, investors appeared to regain some of their confidence and sold many Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds provided higher total returns than U.S. Treasuries during the past twelve months.

        In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in California reduced many municipalities' need to borrow, leading to a modestly diminished supply of tax exempt bonds. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of California's municipal bond prices and yields.

DID YOU FIND COMPELLING VALUES IN THIS MARKET ENVIRONMENT?

Yes. Long-term, tax exempt municipal bond yields have been high relative to yields of long-term, taxable U.S. Treasury securities during the past twelve months. In fact, by mid-1999, California municipal bond yields were more than 90% of comparable Treasury yields. As a result, we believe that California municipal bonds have provided excellent after-tax values compared to historical norms during this period.

               6  Oppenheimer Main Street California Municipal Fund

AVERAGE ANNUAL
TOTAL RETURNS
For the Periods Ended 9/30/99(1)

------------------------------
Class A              Since
1-Year     5-Year    Inception
------------------------------
-8.02%     5.73%     6.56%

Class B              Since
1-Year     5-Year    Inception
------------------------------
-9.00%     5.37%     3.69%

------------------------------

STANDARDIZED YIELDS(2)
For the 30 Days Ended 8/31/99
------------------------------
Class A              5.01%
------------------------------
Class B              4.25
------------------------------

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

We attempted to manage the risks of changing interest rates and emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. This strategy led us to areas of opportunity that we believed would benefit from California's growing population, including residential land development and adult living facilities. Residential land development bonds finance much of the basic infrastructure for new housing construction. Adult living facilities are residential housing projects designed to meet the unique demands of a growing population of aging Americans who want amenities tailored to their lifestyles.

     Our strategy also led us to generally avoid certain issuers, such as hospitals, which have been subject to financial pressures because of an unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industrywide deregulation.

     Throughout the reporting period, we mostly targeted a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from some of the impact affecting investors who had previously adopted a longer, more aggres-sive duration strategy.

1. See page 11 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended August 31, 1999. Falling share prices will tend to artificially raise yields.

              7  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

CREDIT ALLOCATION(3)
[PIE CHART]

- AAA                   50.5%
- AA                    12.1
- A                     13.4
- BBB                   21.9
- BB                     2.1


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET AND THE FUND?

We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, California has benefited greatly from the recent strength of the U.S. economy, which has enabled many of its municipalities to put their fiscal houses in good order. This should help reduce some of the risk of credit downgrades.

     On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk manage-ment strategies make Oppenheimer Main Street California Municipal Fund an important part of The Right Way to Invest.

TOP FIVE INDUSTRIES(4)
(Percentage of market value)
----------------------------------------------------------------------------
Special Assessment                                                   19.6%
----------------------------------------------------------------------------
Single Family Housing                                                 17.9
----------------------------------------------------------------------------
Highways                                                              12.6
----------------------------------------------------------------------------
General Obligation                                                    10.4
----------------------------------------------------------------------------
Municipal Leases                                                       6.3
----------------------------------------------------------------------------

3. Portfolio data are as of August 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 9.50% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

4. Industry weightings are as of August 31, 1999, and are subject to change.

               8 Oppenheimer Main Street California Municipal Fund

FUND PERFORMANCE

HOW HAS THE FUND PERFORMED? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended August 31, 1999, Oppenheimer Main Street California Municipal Fund's performance was negatively impacted by the performance of the overall bond market, which weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax exempt bond issues relative to robust demand from investors seeking to manage their income tax liabilities. This reduction in issuance was primarily a result of strong economic conditions throughout the United States, which helped curtail California's need to borrow. In this environment, the Fund continued to adhere to its longstanding strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until August 31, 1999. In the case of Class A shares, performance is measured from the inception of the class on May 18, 1990. In the case of Class B shares, performance is measured from the inception of the class on October 29, 1993. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

     Because the Fund invests in a variety of municipal securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.


               9 Oppenheimer Main Street California Municipal Fund

FUND PERFORMANCE

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street California Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

          Oppenheimer    Lehman Brothers
          Main Street    Municipal Bond
          California         Index
           Municipal
         Fund (Class A)
5/18/90   $  9,525        $ 10,000
6/30/90      9,711          10,088
6/30/91     10,482          10,997
6/30/92     11,657          12,292
6/30/93     13,098          13,762
6/30/94     13,020          13,785
6/30/95     14,182          15,001
6/30/96     15,135          15,997
8/31/96     15,304          16,138
8/31/97     16,872          17,630
8/31/98     18,446          19,155
8/31/99     18,184          19,251

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 8/31/99(2)
1-Year -6.11%     5-Year 5.44%     Life 6.65%

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Main Street California Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[The following table was originally a line graph in the printed materials.]

          Oppenheimer    Lehman Brothers
          Main Street    Municipal Bond
          California         Index
           Municipal
         Fund (Class B)
10/29/93   $10,000        $ 10,000
 6/30/94     9,458           9,671
 6/30/95    10,205          10,524
 6/30/96    10,782          11,223
 8/31/96    10,874          11,322
 8/31/97    11,878          12,368
 8/31/98    12,855          13,438
 8/31/99    12,452          13,505

AVERAGE ANNUAL TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 8/31/99(2)
1 Year -7.10%     5 Year 5.09%     Life 3.83%

The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 5/31/90 for Class A and 10/31/93 for Class B.

1. The Fund changed its fiscal year end from 6/30 to 8/31.
2. See page 11 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

             10 Oppenheimer Main Street California Municipal Fund

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares were first publicly offered on 5/18/90. Class A returns include the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge for Class A shares was lower prior to 11/2/91, so actual performance may have been higher.

CLASS B shares of the Fund were first publicly offered on 10/29/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge. The ending account value shown in the graph is net of the applicable 1% contingent deferred sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

              11  Oppenheimer Main Street California Municipal Fund

STATEMENT OF INVESTMENTS August 31, 1999

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 MUNICIPAL BONDS AND NOTES--98.8%
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA--90.6%
 Anaheim, CA PFAU TXAL RB, MBIA Insured,
 Inverse Floater, 9.37%, 12/28/18(1)                              Aaa/AAA         $1,000,000           $1,167,500
------------------------------------------------------------------------------------------------------------------
 Berkeley, CA HF RRB, Alta Bates Medical Center,
 Prerefunded, Series A, 6.50%, 12/1/11                              A2/NR          1,500,000            1,609,740
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, American
 Baptist Homes, Series A, 6.20%, 10/1/27                           NR/BBB          1,790,000            1,782,804
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Episcopal
 Homes Foundation, 5.125%, 7/1/18                                   NR/A-          1,500,000            1,383,975
------------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Rhonda
 Haas Goldman Plaza, 5.125%, 5/15/23                               NR/AA-            700,000              638,218
------------------------------------------------------------------------------------------------------------------
 CA CDAU Lease RB, United Airlines,
 Series A, 5.70%, 10/1/33                                        Baa3/BB+          3,200,000            2,976,064
------------------------------------------------------------------------------------------------------------------
 CA CDAU MH RB, Village Riviera Hills,
 Series E, 5.45%, 2/1/25                                           NR/AAA          1,000,000            1,003,830
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded,
 Series A, 6.50%, 1/1/32                                    Baa3/BBB-/BBB          1,400,000            1,557,892
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RRB, Zero Coupon, 5.98%, 1/15/21(2)              Baa3/BBB-/BBB          5,000,000            1,343,350
------------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency
 Toll Road RRB, Zero Coupon, 6%, 1/15/22(2)                 Baa3/BBB-/BBB          5,500,000            1,387,705
------------------------------------------------------------------------------------------------------------------
 CA GOB, 5%, 10/1/27                                          Aa3/AA-/AA-          3,000,000            2,721,030
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM Purchase RB, Series A-2, 6.45%, 8/1/25                Aaa/AAA          2,340,000            2,416,752
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series A, Cl. I, 5.40%, 8/1/26                    Aaa/AAA          1,810,000            1,674,829
------------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series C, 6.75%, 2/1/25                           Aa2/AA-          4,790,000            4,963,254
------------------------------------------------------------------------------------------------------------------
 CA Infrastructure & ED Bank RB,
 American Center for Wine Food Arts, 5.55%, 12/1/12               NR/A/A           1,710,000            1,697,962
------------------------------------------------------------------------------------------------------------------
 CA PCFAU RB, Pacific Gas & Electric Co. Project,
 Series B, 6.35%, 6/1/09                                           A1/AA-          2,000,000            2,139,500
------------------------------------------------------------------------------------------------------------------
 CA PWBL RB, State Prison Department of
 Corrections, Series E, FSA Insured, 5.50%, 6/1/15            Aaa/AAA/AAA          2,000,000            2,038,960
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series A, 5.75%, 12/1/29                                          NR/AAA          1,905,000            1,999,793
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series B, 7.75%, 9/1/26                                           NR/AAA            920,000            1,001,770


              12  Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series B-5, 6.35%, 12/1/29                                        NR/AAA         $1,470,000           $1,548,007
------------------------------------------------------------------------------------------------------------------
 CA Rural Home Mtg. FAU SFM RB,
 Mtg.-Backed Securities Program,
 Series D, Cl. 5, 6.70%, 5/1/29                                    NR/AAA          1,890,000            2,057,983
------------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/17                 NR/BBB          3,000,000            2,794,770
------------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/30                 NR/BBB          1,500,000            1,348,110
------------------------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP,
 Inverse Floater, 7.63%, 11/1/15(1)                                 A1/NR          1,200,000            1,101,000
------------------------------------------------------------------------------------------------------------------
 Central CA Joint Powers Health FAU COP,
 Community Hospitals of Central California
 Project, 5%, 2/1/23                                              Baa1/NR            285,000              247,451
------------------------------------------------------------------------------------------------------------------
 Contra Costa Cnty., CA SPTX RRB,
 CFD 91-1, 5.58%, 8/1/16                                            NR/NR          3,075,000            2,916,853
------------------------------------------------------------------------------------------------------------------
 Corona, CA SFM RB, Sub. Lien,
 Series B, 6.30%, 11/1/28                                           A2/NR            800,000              823,472
------------------------------------------------------------------------------------------------------------------
 Escondido, CA Union High SDI CAP GOB,
 MBIA Insured, Zero Coupon, 6.20%, 11/1/19(2)                     Aaa/AAA          2,000,000              636,960
------------------------------------------------------------------------------------------------------------------
 Fontana, CA RA TXAL GORB,
 Jurupa Hills Redevelopment Project,
 Prerefunded, Series A, 7.10%, 10/1/23                            NR/BBB+          1,960,000            2,164,389
------------------------------------------------------------------------------------------------------------------
 Fontana, CA RA TXAL Refunding Bonds,
 Jurupa Hills Redevelopment Project,
 Series A, 5.50%, 10/1/19                                         NR/BBB+          1,185,000            1,130,253
------------------------------------------------------------------------------------------------------------------
 Fresno, CA HAU MH RB, Central Valley
 Coalition Projects, Series A, 5.60%, 8/1/30                       NR/AAA          3,075,000            3,107,472
------------------------------------------------------------------------------------------------------------------
 Fresno, CA USD GORB, Series A,
 MBIA Insured, 6.55%, 8/1/20                                  Aaa/AAA/AAA          1,225,000            1,366,353
------------------------------------------------------------------------------------------------------------------
 Fresno, CA USD GOUN, Series A,
 MBIA Insured, 6.40%, 8/1/16                                  Aaa/AAA/AAA          1,000,000            1,108,490
------------------------------------------------------------------------------------------------------------------
 Irvine, CA Improvement Bond Act 1915
 SPAST Bonds, Assessment District No. 94-13,
 Group 2, 5.875%, 9/2/17                                            NR/NR          1,250,000            1,212,225
------------------------------------------------------------------------------------------------------------------
 Irvine, CA Improvement Bonds Act 1915 RB,
 Assessment District 95-12, 6%, 9/2/21                              NR/NR          1,750,000            1,709,295
------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA PFAU TXAL Bonds,
 Series A, 5.50%, 9/1/30                                           NR/BBB          2,500,000            2,290,650
------------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA School FAU RRB,
 Horsethief Canyon, 5.35%, 9/1/10                                   NR/NR          1,015,000              972,664
------------------------------------------------------------------------------------------------------------------
 Las Virgenes, CA USD CAP Bonds, Series A,
 MBIA Insured, Zero Coupon, 4.95%, 11/1/12(2)                 Aaa/AAA/AAA          2,095,000            1,044,714

              13 Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Long Beach, CA Harbor RRB, Series A,
 FGIC Insured, 6%, 5/15/10                                        Aaa/AAA        $   500,000          $   533,960
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney
 Parking Project, Zero Coupon, 6.95%, 9/1/11(2)               Baa1/BBB/A-          2,340,000            1,198,384
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney
 Parking Project, Zero Coupon, 5.67%, 9/1/16(2)              Baa1/BBB /A-          1,745,000              631,934
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, FSA Insured, 5%, 7/1/12                            Aaa/AAA/AAA          2,000,000            1,974,700
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, FSA Insured, 5%, 7/1/19                            Aaa/AAA/AAA          2,000,000            1,862,880
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA MTAU Sales Tax RRB,
 Series A, MBIA Insured, 5.25%, 7/1/15                        Aaa/AAA/AAA          2,000,000            1,970,000
------------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA Public Works FAU RRB,
 Regional Park & Open Space District,
 Series A, 5%, 10/1/16                                             Aa3/AA          1,900,000            1,804,620
------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, Series A,
 FGIC Insured, 6%, 7/1/15                                     Aaa/AAA/AAA          1,000,000            1,069,300
------------------------------------------------------------------------------------------------------------------
 Los Angeles, CA USD GOB, Series B,
 FGIC Insured, 5%, 7/1/23                                     Aaa/AAA/AAA          2,000,000            1,824,640
------------------------------------------------------------------------------------------------------------------
 Palmdale, CA Civic Authority RRB,
 Merged Redevelopment Project,
 Prerefunded, Series A, 6.60%, 9/1/34                             Aaa/AAA            595,000              666,317
------------------------------------------------------------------------------------------------------------------
 Palmdale, CA Civic Authority RRB,
 Merged Redevelopment Project,
 Unrefunded Balance, Series A, 6.60%, 9/1/34                      Aaa/AAA            405,000              429,029
------------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Refunding Bonds,
 Los Medanos Community Development Project,
 Sub. Lien, 6.20%, 8/1/19                                          NR/BBB          1,000,000            1,027,890
------------------------------------------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                                          Aaa/AAA          2,500,000            3,079,700
------------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A,
 MBIA Insured, 6.15%, 8/1/15                                      Aaa/AAA            500,000              539,920
------------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater, 7.97%, 6/1/19(1)              Aaa/AAA/AAA          1,150,000            1,160,062
------------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 9.01%, 7/8/22(1)                  Aaa/AAA            500,000              590,625
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
 Prerefunded, 7.55%, 9/1/17                                         NR/NR          1,500,000            1,586,280
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA PFAU TXAL RRB,
 Redevelopment Projects, Series A, 5.625%, 10/1/33              Baa2/BBB-          1,650,000            1,580,106
------------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA SFM RB, Escrowed to Maturity,
 Series A, 7.80%, 5/1/21                                          Aaa/AAA          1,000,000            1,269,860

              14 Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Riverside, CA PFAU Lease RB, AMBAC Insured,
 5.25%, 10/1/17                                               Aaa/AAA/AAA         $2,100,000           $2,046,093
------------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SFM RB,
 Escrowed to Maturity, 8%, 7/1/16(3)                              Aaa/AAA          2,810,000            3,576,315
------------------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB,
 FGIC Insured, Inverse Floater, 9.375%, 8/15/18(1)            Aaa/AAA/AAA          1,500,000            1,674,375
------------------------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration Authority RRB,
 MBIA Insured, 5.25%, 7/1/12                                  Aaa/AAA/AAA            250,000              251,935
------------------------------------------------------------------------------------------------------------------
 Salinas Valley, CA Solid Waste Authority RB,
 5.80%, 8/1/27                                                   Baa3/BBB          1,665,000            1,584,414
------------------------------------------------------------------------------------------------------------------
 San Diego Cnty., CA Water Authority
 Revenue COP, Prerefunded, Series 91-B,
 MBIA Insured, Inverse Floater, 8.87%, 4/8/21(1)                  Aaa/AAA          1,000,000            1,197,500
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA Bay Area Rapid Transit District
 Sales Tax RRB, AMBAC Insured, 6.75%, 7/1/11                  Aaa/AAA/AAA          1,000,000            1,153,350
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. International
 Airport Commission RB, Second Series Issue 13-B,
 MBIA Insured, 8%, 5/1/07                                         Aaa/AAA          1,140,000            1,353,864
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. International
 Airport Commission RB, Second Series Issue 14-A,
 MBIA Insured, 8%, 5/1/07                                         Aaa/AAA          1,290,000            1,532,004
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. RA Lease RB, CAP,
 George R. Moscone Project, Zero Coupon,
 5.36%, 7/1/10(2)                                                A1/A-/A+          4,500,000            2,533,185
------------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment
 FAU TXAL CAP Refunding Bonds, Redevelopment
 Projects, Series C, Zero Coupon, 5.20%, 8/1/13(2)                   A2/A          2,350,000            1,055,479
------------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road CAP RRB, Series A, 0%/5.75%, 1/15/21(4)          Baa3/BBB-/BBB          3,200,000            1,971,968
------------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road RB, Sr. Lien, Prerefunded, 6.75%, 1/1/32           Aaa/AAA/AAA          3,500,000            3,844,225
------------------------------------------------------------------------------------------------------------------
 San Ysidro, CA SDI GOB,
 AMBAC Insured, 6.125%, 8/1/21                                    Aaa/AAA            700,000              747,635
------------------------------------------------------------------------------------------------------------------
 South Orange Cnty., CA PFAU SPTX RB,
 Foothill Area, Series C, FGIC Insured, 8%, 8/15/08           Aaa/AAA/AAA          1,500,000            1,845,420
------------------------------------------------------------------------------------------------------------------
 Southern CA Home FAU SFM RB,
 Series A, 7.35%, 9/1/24                                           NR/AAA            185,000              190,936
------------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RB, Series A, 5%, 7/1/26                               Aa2/AA          1,000,000              911,320
------------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RRB, Inverse Floater, 7.42%, 10/30/20(1)               Aa2/AA          1,200,000            1,152,000

              15 Oppenheimer Main Street California Municipal Fund

                                                                 RATINGS:
                                                                 MOODY'S/                                 MARKET
                                                                S&P/FITCH             FACE                 VALUE
                                                               (UNAUDITED)          AMOUNT            SEE NOTE 1
------------------------------------------------------------------------------------------------------------------
 California Continued
 Southern CA PPAU Transmission Project RB,
 Inverse Floater, 7.615%, 7/1/12(1)                                Aa3/A+         $2,100,000        $   2,299,500
------------------------------------------------------------------------------------------------------------------
 Stanislaus, CA Waste-To-Energy Financing Agency
 Solid Waste Facilities RRB,
 Ogden Martin System, Inc.
 Project, 7.50%, 1/1/05                                             NR/A-          1,285,000            1,321,430
------------------------------------------------------------------------------------------------------------------
 Suisun City, CA PFAU TXAL RB, Suisun City
 Redevelopment Project, Series A, 5.20%, 10/1/28                    NR/A-          2,500,000            2,278,875
------------------------------------------------------------------------------------------------------------------
 Temecula, CA CFD No. 88-12-A SPTX Refunding Bonds,
 5.625%, 9/1/17                                                     NR/NR            535,000              506,629
------------------------------------------------------------------------------------------------------------------
 West Covina, CA COP, Queen of the Valley Hospital,
 Prerefunded, 6.50%, 8/15/19                                        A2/NR          1,120,000            1,248,363
                                                                                                    -------------
                                                                                                      126,163,061

------------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--8.2%
 PR CMWLTH GOB, 5.375%, 7/1/25                                     Baa1/A          1,650,000            1,574,595
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH GORB, MBIA Insured,
 Inverse Floater, 8.08%, 7/1/08(1)                                Aaa/AAA          1,500,000            1,620,000
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RB,
 Inverse Floater, 6.75%, 7/1/28(1,5)                                NR/NR          5,000,000            4,165,800
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5.50%, 7/1/13                                 Aaa/AAA/AAA          1,500,000            1,543,140
------------------------------------------------------------------------------------------------------------------
 PR CMWLTH HTAU RRB, Series A,
 AMBAC Insured, 5.50%, 7/1/14                                 Aaa/AAA/AAA          1,500,000            1,537,410
------------------------------------------------------------------------------------------------------------------
 PR Housing Finance Corp. SFM RB,
 Portfolio 1, Series B, 7.65%, 10/15/22                           Aaa/AAA            125,000              129,595
------------------------------------------------------------------------------------------------------------------
 PR Industrial, Medical & Environmental PC
 Facilities Tourist RB, Mennonite General
 Hospital Project, Series A, 6.50%, 7/1/12                    NR/BBB-/BBB            590,000              603,446
------------------------------------------------------------------------------------------------------------------
 PR Public Buildings Authority RB,
 Government Facilities, Series B,
 AMBAC Insured, 5%, 7/1/27                                        Aaa/AAA            300,000              275,337
                                                                                                    -------------
                                                                                                       11,449,323

------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $138,482,564)                                        98.8%         137,612,384
------------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                         1.2            1,693,187
                                                                                     -----------------------------
 NET ASSETS                                                                            100.0%        $139,305,571
                                                                                     =============================

              16 Oppenheimer Main Street California Municipal Fund

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:

 CAP      Capital Appreciation                           MUD     Municipal Utility District
 CDAU     Communities Development Authority              PCFAU   Pollution Control Finance Authority
 CFD      Community Facilities District                  PFAU    Public Finance Authority
 CMWLTH   Commonwealth                                   PPAU    Public Power Authority
 COP      Certificates of Participation                  PWBL    Public Works Board Lease
 ED       Economic Development                           RA      Redevelopment Agency
 FAU      Finance Authority                              RB      Revenue Bonds
 GOB      General Obligation Bonds                       RRB     Revenue Refunding Bonds
 GORB     General Obligation Refunding Bonds             SCDAU   Statewide Communities Development Authority
 GOUN     General Obligation Unlimited Nts.              SDI     School District
 HAU      Housing Authority                              SFM     Single Family Mtg.
 HF       Health Facilities                              SPAST   Special Assessment
 HFA      Housing Finance Agency                         SPTX    Special Tax
 HTAU     Highway & Transportation Authority             TXAL    Tax Allocation
 MH       Multifamily Housing                            USD     Unified School District
 MTAU     Metropolitan Transportation Authority

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $16,128,362 or 11.58% of the Fund's net assets as of August 31, 1999.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Securities with an aggregate market value of $559,992 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $4,165,800 or 2.99% of the Fund's net assets as of August 31, 1999.

AS OF AUGUST 31, 1999, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $34,930,607 OR 25.07% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 INDUSTRY                                             MARKET VALUE             PERCENT
---------------------------------------------------------------------------------------
 Special Assessment                                  $ 26,947,089                 19.6%
 Single Family Housing                                 24,732,266                 17.9
 Highways                                              17,351,490                 12.6
 General Obligation                                    14,253,636                 10.4
 Municipal Leases                                       8,723,894                  6.3
 Sales Tax                                              8,056,275                  5.9
 Adult Living Facilities                                7,947,877                  5.8
 Electric Utilities                                     5,976,498                  4.3
 Pollution Control                                      5,115,564                  3.7
 Hospital/Healthcare                                    4,810,001                  3.5
 Multifamily Housing                                    4,111,302                  3.0
 Marine/Aviation Facilities                             3,419,828                  2.5
 Water Utilities                                        3,260,820                  2.4
 Resource Recovery                                      2,905,844                  2.1
                                                    -----------------------------------

 Total                                               $137,612,384                100.0%
                                                    ===================================



 See accompanying Notes to Financial Statements.

              17 Oppenheimer Main Street California Municipal Fund

 STATEMENT OF ASSETS AND LIABILITIES  August 31, 1999

==================================================================================================================
 ASSETS

 Investments, at value (cost $138,482,564)--see accompanying statement                              $ 137,612,384
------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                     357,087
------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                       2,007,893
 Interest                                                                                               1,763,865
 Shares of capital stock sold                                                                             214,653
 Other                                                                                                      1,446
                                                                                              --------------------
 Total assets                                                                                         141,957,328

==================================================================================================================
 LIABILITIES

 Payables and other liabilities:

 Investments purchased                                                                                  1,981,263
 Dividends                                                                                                372,159
 Shares of capital stock redeemed                                                                         213,863
 Shareholder reports                                                                                       37,183
 Distribution and service plan fees                                                                        12,740
 Transfer and shareholder servicing agent fees                                                              9,707
 Daily variation on futures contracts--Note 5                                                               6,438
 Other                                                                                                     18,404
                                                                                               -------------------
 Total liabilities                                                                                      2,651,757

==================================================================================================================

 NET ASSETS                                                                                          $139,305,571
                                                                                               ===================

==================================================================================================================
 COMPOSITION OF NET ASSETS

 Par value of shares of capital stock                                                                $    114,096
------------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                           140,300,950
------------------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                                   (284,048)
------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                 (28,997)
------------------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments--Notes 3 and 5                                               (796,430)
                                                                                               -------------------
 Net assets                                                                                          $139,305,571
                                                                                               ===================

==================================================================================================================
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $109,575,128 and 8,971,989 shares of capital stock outstanding)                                           $12.21
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                               $12.82
------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,730,443
 and 2,437,647 shares of capital stock outstanding)                                                        $12.20



 See accompanying Notes to Financial Statements.

              18 Oppenheimer Main Street California Municipal Fund

STATEMENT OF OPERATIONS  For the Year Ended August 31, 1999

===============================================================================================
INVESTMENT INCOME
Interest                                                                          $  7,761,775

===============================================================================================
EXPENSES
Management fees--Note 4                                                                770,241
-----------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class B                                                                                280,483
-----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                   80,248
-----------------------------------------------------------------------------------------------
Shareholder reports                                                                     44,221
-----------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                 11,266
Class B                                                                                  4,659
-----------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                             11,998
-----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                              8,823
-----------------------------------------------------------------------------------------------
Insurance expenses                                                                       2,818
-----------------------------------------------------------------------------------------------
Directors' compensation                                                                  2,304
-----------------------------------------------------------------------------------------------
Other                                                                                    2,779
                                                                                ---------------
Total expenses                                                                       1,219,840
Less expenses paid indirectly--Note 1                                                   (8,088)
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                      (210,066)
                                                                                ---------------
Net expenses                                                                         1,001,686
===============================================================================================
NET INVESTMENT INCOME                                                                6,760,089

===============================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on:
Investments                                                                           (235,961)
Closing of futures contracts                                                           208,713
                                                                                ---------------
Net realized loss                                                                      (27,248)

-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                (9,255,882)
                                                                                ---------------
Net realized and unrealized loss                                                    (9,283,130)

===============================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $(2,523,041)
                                                                                ===============

See accompanying Notes to Financial Statements.



             19   OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

YEAR ENDED AUGUST 31,                                                          1999            1998
=======================================================================================================
OPERATIONS
Net investment income                                                   $   6,760,089   $   5,785,304
-------------------------------------------------------------------------------------------------------
Net realized loss                                                             (27,248)       (147,181)
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      (9,255,882)      4,576,330
                                                                       --------------------------------

Net increase (decrease) in net assets resulting from operations            (2,523,041)     10,214,453

=======================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income:
Class A                                                                    (5,577,537)     (5,113,266)
Class B                                                                    (1,114,948)       (736,400)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            --        (802,490)
Class B                                                                            --        (131,382)

=======================================================================================================
CAPITAL STOCK TRANSACTIONS

Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                                     7,019,301      16,887,977
Class B                                                                     8,515,921      10,757,185

=======================================================================================================
NET ASSETS
Total increase                                                              6,319,696      31,076,077
-------------------------------------------------------------------------------------------------------
Beginning of period                                                       132,985,875     101,909,798
                                                                       --------------------------------
End of period (including overdistributed net investment
income of $284,048 and $351,652, respectively)                           $139,305,571    $132,985,875
                                                                       ================================



See accompanying Notes to Financial Statements.

             20  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

                                                                                           Year                    Year
                                                                                          Ended                   Ended
                                                                                      August 31,                June 30,
Class A                                                 1999       1998       1997       1996(1)      1996         1995
=========================================================================================================================
PER SHARE OPERATING DATA

Net asset value, beginning of period                  $13.02      $12.64     $12.16     $12.15      $12.09       $11.82
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .65         .65        .73        .12         .73          .73
Net realized and unrealized gain (loss)                 (.82)        .51        .49        .01         .07          .27
                                                     --------------------------------------------------------------------

Total income (loss) from
investment operations                                   (.17)       1.16       1.22        .13         .80         1.00
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.64)       (.67)     (.74)       (.12)       (.73)        (.69)
Dividends in excess of
net investment income                                     --          --         --         --          --         (.04)
Distributions from net realized gain                      --        (.11)        --         --          --           --
Distributions in excess of net realized gain              --          --         --         --        (.01)          --
                                                     --------------------------------------------------------------------
Total dividends and distributions
to shareholders                                         (.64)       (.78)     (.74)      (.12)       (.74)        (.73)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $12.21      $13.02    $12.64     $12.16      $12.15       $12.09
                                                     ====================================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                    (1.42)%      9.33%    10.24%      1.12%       6.73%        8.93%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (in thousands)            $109,575    $109,811   $89,991    $76,817     $76,913      $78,134
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $111,996    $ 99,678   $80,311    $77,584     $78,676      $76,148
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                   5.03%       5.04%     5.91%      6.00%       5.99%        6.27%
Expenses, before voluntary assumption
and indirect expenses                                   0.67%       0.69%(4)  0.59%(4)   0.57%(4)    0.58%(4)    0.57%(4)
Expenses, after voluntary assumption
and indirect expenses                                   0.51%       0.53%       N/A       N/A          N/A         N/A
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                25%         30%       46%         1%         33%         14%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

See accompanying Notes to Financial Statements.

             21  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued


                                                                                                   YEAR                    YEAR
                                                                                                  ENDED                   ENDED
                                                                                              AUGUST 31,                JUNE 30,
CLASS B                                              1999           1998            1997         1996(1)        1996       1995
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period              $13.01          $12.63          $12.14        $12.14        $12.08     $11.80
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                .53             .54             .60           .10           .61        .62
Net realized and unrealized gain (loss)             (.83)            .49             .50            --           .07        .27
                                                  --------------------------------------------------------------------------------
Total income (loss) from
investment operations                               (.30)           1.03            1.10           .10           .68        .89
----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                (.51)          (.54)            (.61)         (.10)         (.61)      (.57)
Dividends in excess of
net investment income                                 --             --               --            --            --       (.04)
Distributions from net realized gain                  --           (.11)              --            --            --         --
Distributions in excess of net realized gain          --             --               --            --          (.01)        --
                                                  --------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                     (.51)          (.65)           (.61)          (.10)         (.62)      (.61)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $12.20         $13.01          $12.63         $12.14        $12.14     $12.08
                                                  ================================================================================

==================================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                (2.41)%         8.24%           9.24%          0.85%         5.66%      7.90%

==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)         $29,730        $23,175         $11,919         $5,928        $5,442     $2,648
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $28,070        $18,087         $ 8,129         $5,767        $3,848     $1,904
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                               4.02%          4.19%           4.85%          4.92%         4.94%      5.17%
Expenses, before voluntary assumption
and indirect expenses                               1.67%          1.70%(4)        1.60%(4)       1.62%(4)      1.60%(4)  1.55%(4)
Expenses, after voluntary assumption
and indirect expenses                               1.52%          1.53%             N/A            N/A          N/A        N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            25%            30%             46%             1%           33%       14%



1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for period of less than one full year.

4. Expense ratios reflect the effect of expenses paid indirectly by the Fund.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1999 were $48,357,555 and $35,079,315, respectively.

See accompanying Notes to Financial Statements.

             22  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street California Municipal Fund (the Fund) is a separate series of Oppenheimer Main Street Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and California personal income taxes as is available from investing in municipal securities while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A and Class B shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A and B have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


             23  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

Notes to Financial Statements continued

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      There are certain risks arising from geographic concentration in any state. Certain revenue- or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.



             24  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

===============================================================================
2. CAPITAL STOCK

The Fund has authorized 16,250,000 shares of $.01 par value capital stock of each class. Transactions in shares of capital stock were as follows:

                           YEAR ENDED AUGUST 31, 1999      YEAR ENDED AUGUST 31, 1998
                           SHARES              AMOUNT      SHARES              AMOUNT
--------------------------------------------------------------------------------------
CLASS A
Sold                         1,681,985   $ 21,674,388       2,165,645    $ 27,847,918
Dividends and/or
distributions reinvested       281,702      3,627,456         290,138       3,721,102
Redeemed                    (1,423,149)   (18,282,543)     (1,141,736)    (14,681,043)
                            ----------------------------------------------------------

Net increase                   540,538   $  7,019,301       1,314,047    $ 16,887,977
                            ==========================================================
--------------------------------------------------------------------------------------
CLASS B
Sold                           964,557   $ 12,473,622         931,591    $ 11,964,499
Dividends and/or
distributions reinvested        59,086        758,691          44,882         575,114
Redeemed                      (367,694)    (4,716,392)       (138,617)     (1,782,428)
                            ----------------------------------------------------------
Net increase                   655,949   $  8,515,921         837,856    $ 10,757,185
                            ==========================================================

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of August 31, 1999, net unrealized depreciation on securities of $870,180 was composed of gross appreciation of $3,223,012, and gross depreciation of $4,093,192.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.55% of average annual net assets if the Fund's net assets are $100 million or more (it is reduced if assets are less). The Manager has voluntarily undertaken to limit its fees to 0.40% of average annual net assets if the Fund's assets are $100 million or more. The Manager can terminate that waiver at any time. The Fund's management fee for the year ended August 31, 1999 was 0.40% of average annual net assets for each class of shares, after giving affect to the waiver.

-------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

-------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


             25  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  CONTINUED

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                     AGGREGATE            CLASS A       COMMISSIONS       COMMISSIONS
                                     FRONT-END          FRONT-END        ON CLASS A        ON CLASS B
                                 SALES CHARGES      SALES CHARGES            SHARES            SHARES
                                    ON CLASS A        RETAINED BY       ADVANCED BY       ADVANCED BY
YEAR ENDED                              SHARES        DISTRIBUTOR    DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------
August 31, 1999                       $370,004            $65,422           $27,796          $426,112

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B shares from its own resources at the time of sale.

                                                          CLASS A                             CLASS B
                                              CONTINGENT DEFERRED                 CONTINGENT DEFERRED
                                                    SALES CHARGES                       SALES CHARGES
YEAR ENDED                                RETAINED BY DISTRIBUTOR             RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------
August 31, 1999                                            $4,038                             $95,508


      The Fund has adopted a Distribution and Service Plan for Class B shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

-------------------------------------------------------------------------------
CLASS B DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B plan allows the Distributor to be reimbursed for its services and costs in distributing Class B and servicing accounts.

      The Distributor retains the asset-based sales charge on Class B shares. The asset-based sales charges on Class B shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plan. If the Class B plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended August 31, 1999 were as follows:

                                                                      DISTRIBUTOR'S     DISTRIBUTOR'S
                                                                          AGGREGATE      UNREIMBURSED
                                                                       UNREIMBURSED     EXPENSES AS %
                                TOTAL PAYMENTS    AMOUNT RETAINED          EXPENSES     OF NET ASSETS
                                    UNDER PLAN     BY DISTRIBUTOR        UNDER PLAN          OF CLASS
------------------------------------------------------------------------------------------------------
Class B Plan                          $280,483           $238,366        $1,067,326             3.59%


             26  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

===============================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of August 31, 1999, the Fund had outstanding futures contracts as follows:

                                                     NUMBER OF        VALUATION AS OF        UNREALIZED
CONTRACT DESCRIPTION            EXPIRATION DATE      CONTRACTS        AUGUST 31, 1999       APPRECIATION
-----------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------
U.S. Treasury Bonds                     9/21/99             40             $4,573,750            $73,750


===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

      The Fund had no borrowings outstanding during the year ended August 31, 1999.


             27  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

INDEPENDENT AUDITORS' REPORT

===============================================================================
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Municipal Fund as of August 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1999 and 1998 and the financial highlights for the period July 1, 1994, to August 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Municipal Fund as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

Denver, Colorado
September 22, 1999


             28  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited

===============================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      None of the dividends paid by the Fund during the year ended August 31, 1999 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends may be taxable.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


             29  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

OPPENHEIMER MAIN STREET(R) CALIFORNIA MUNICIPAL FUND

A Series of Oppenheimer Main Street Funds, Inc.

==============================================================================================
OFFICERS AND DIRECTORS          James C. Swain, Director and Chairman of the Board
                                Bridget A. Macaskill, Director and President
                                Robert G. Avis, Director
                                William A. Baker, Director
                                George C. Bowen, Director
                                Jon S. Fossel, Director
                                Sam Freedman, Director
                                Raymond J. Kalinowski, Director
                                C. Howard Kast, Director
                                Robert M. Kirchner, Director
                                Ned M. Steel, Director
                                Caryn Halbrecht, Vice President
                                Andrew J. Donohue, Vice President and Secretary
                                Brian W. Wixted, Treasurer
                                Robert G. Zack, Assistant Secretary
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
==============================================================================================
INVESTMENT ADVISOR              OppenheimerFunds, Inc.

==============================================================================================
DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.
==============================================================================================
TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
SERVICING AGENT
==============================================================================================
CUSTODIAN OF                    The Bank of New York
PORTFOLIO SECURITIES
==============================================================================================
INDEPENDENT AUDITORS            Deloitte & Touche LLP
==============================================================================================
LEGAL COUNSEL                   Myer, Swanson, Adams & Wolf, P.C.

                                This is a copy of a report to shareholders of Oppenheimer
                                Main Street California Municipal Fund. This report must
                                be preceded or accompanied by a Prospectus of
                                Oppenheimer Main Street California Municipal Fund. For
                                material information concerning the Funds, see the
                                Prospectus.

                                SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                                OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY
                                BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY,
                                AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE
                                LOSS OF THE PRINCIPAL AMOUNT INVESTED.



             30  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

OPPENHEIMERFUNDS FAMILY


================================================================================================================
GLOBAL EQUITY

                                 Developing Markets Fund                 Global Fund
                                 International Small Company Fund        Quest Global Value Fund
                                 Europe Fund                             Global Growth & Income Fund
                                 International Growth Fund

================================================================================================================
EQUITY

                                 Stock                                   Stock & Bond
                                 Enterprise Fund(1)                      Main Street(R) Growth & Income Fund
                                 Discovery Fund                          Quest Opportunity Value Fund
                                 Main Street(R) Small Cap Fund           Total Return Fund
                                 Quest Small Cap Value Fund              Quest Balanced Value Fund
                                 MidCap Fund                             Capital Income Fund(2)
                                 Capital Appreciation Fund               Multiple Strategies Fund
                                 Growth Fund                             Disciplined Allocation Fund
                                 Disciplined Value Fund                  Convertible Securities Fund
                                 Quest Value Fund
                                                                         Specialty
                                                                         Real Asset Fund
                                                                         Gold & Special Minerals Fund

================================================================================================================
FIXED INCOME

                                 Taxable                                 Municipal
                                 International Bond Fund                 California Municipal Fund(3)
                                 World Bond Fund                         Florida Municipal Fund(3)
                                 High Yield Fund                         New Jersey Municipal Fund(3)
                                 Champion Income Fund                    New York Municipal Fund(3)
                                 Strategic Income Fund                   Pennsylvania Municipal Fund(3)
                                 Bond Fund                               Municipal Bond Fund
                                 U.S. Government Trust                   Insured Municipal Fund
                                 Limited-Term Government Fund            Intermediate Municipal Fund

                                                                         Rochester Division
                                                                         Rochester Fund Municipals
                                                                         Limited Term New York Municipal Fund

================================================================================================================
MONEY MARKET(4)

                                 Money Market Fund                       Cash Reserves


1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.

2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
Fund."

3. Available to investors only in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.



             31  OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

-------------------------------------------------------------------------
Internet
24-hr access to account information and transactions
www.oppenheimerfunds.com
-------------------------------------------------------------------------
General Information
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
-------------------------------------------------------------------------
Telephone Transactions
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
-------------------------------------------------------------------------
PhoneLink
24-hr automated information and automated transactions
1.800.533.3310
-------------------------------------------------------------------------
Telecommunications Device for  the Deaf (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
-------------------------------------------------------------------------
OppenheimerFunds Information Hotline
24 hours a day, timely and insightful messages on the
economy and issues that may affect your investments
1.800.835.3104
-------------------------------------------------------------------------
Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
-------------------------------------------------------------------------

                                                    [OPPENHEIMERFUNDS LOGO]
RA0725.001.0899  October 29, 1999                     Distributor, Inc.

                      SEMIANNUAL REPORT JANUARY 31, 2000

                                 OPPENHEIMER

                          CALIFORNIA MUNICIPAL FUND
                                   [PHOTO]

                           [OPPENHEIMERFUNDS LOGO]
                           THE RIGHT WAY TO INVEST

CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's Manager

 8  Financial
    Statements

29  Officers and Trustees

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
RISING INTEREST RATES HURT THE PERFORMANCE OF MUNICIPAL BONDS throughout the reporting period.

AS OF JANUARY 31, 2000, LONG-TERM CALIFORNIA MUNICIPAL BONDS PROVIDED OVER 90% OF THE YIELD AVAILABLE FROM COMPARABLE U.S. TREASURIES--making them attractive values on an after-tax basis.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 1/31/00*

CLASS A

Without     With
Sales Chg.  Sales Chg.
----------------------
-6.07%      -10.54%

CLASS B

Without     With
Sales Chg.  Sales Chg.
----------------------
-6.34%      -10.91%

CLASS C

Without     With
Sales Chg.  Sales Chg.
----------------------
-6.35%      -7.26%


NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.

*  See page 7 for further details.

PRESIDENT'S LETTER

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
California
Municipal Fund


DEAR SHAREHOLDER,
--------------------------------------------------------------------------------
Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

      In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

      As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns, and overall, foreign stocks outperformed U.S. stocks in 1999.

      Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

      We see particularly compelling opportunities outside of the U.S. market. Manyforeign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving

                    1 Oppenheimer California Municipal Fund

PRESIDENT'S LETTER



companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

      Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-Commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

      What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds The Right Way to Invest in 2000 and beyond.

Sincerely,

/s/ Bridget A. Macaskill
February 22, 2000

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.

                    2 Oppenheimer California Municipal Fund

[PHOTO]
PORTFOLIO MANAGEMENT
TEAM (L TO R)
Christian Smith (Portfolio Manager)
Robert Patterson

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------
Q. HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD THAT ENDED JANUARY 31, 2000?

A. It has been a difficult period for the municipal securities market, including Oppenheimer California Municipal Fund. The rising interest rate environment, a sharp decline in the demand for municipal bonds and a lack of supply of new issues were some of the challenges the Fund encountered.

WHAT STEPS ARE YOU TAKING TO HELP IMPROVE THE FUND'S PERFORMANCE?

In November 1999, we began to restructure the Fund under the guidance of Christian Smith, a money management professional with over 10 years experience in the municipal market. This change should help us gain a fresh perspective on the California municipal market, and proactively access the opportunities available for the Fund.

HOW DID THE ROBUST U.S. ECONOMY AFFECT THE OVERALL MUNICIPAL MARKET?

Ongoing economic strength led to higher interest rates, which, in turn, led to lower bond prices. With bonds becoming less attractive to investors, many turned to the stock market for better returns.

      The lengthy economic expansion has also resulted in a decrease in supply of municipal bonds. First, government surpluses on the federal and state level resulted in less need to issue debt to finance new projects. Second, the rise in interest rates caused a natural decline in the refinancing of existing debt. When interest rates are on the upswing, there is little reason for an organization to retire existing, lower yielding debt, and introduce new securities with higher yields. Often times in the financial markets, a decrease in supply of a particular security leads to higher prices. However, the decline in the demand for municipals more than offset the falling supply.

                    3 Oppenheimer California Municipal Fund

"Our focus has been to lower the portfolio's sensitivity to changes in interest rates."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW WAS THE FUND MANAGED GIVEN THIS DIFFICULT ENVIRONMENT?

Our focus has been to lower the portfolio's sensitivity to interest rates. For example, we have been working to reduce the Fund's duration versus its benchmark by focusing on shorter-term securities. When it appears that interest rates have peaked, we may look to extend the Fund's duration to take advantage of rising bond prices.

COULD YOU DESCRIBE SOME OF YOUR INVESTMENT STRATEGIES THAT HELPED PERFORMANCE DURING THE REPORTING PERIOD?

We enhanced returns through select investments in non-rated California real estate securities. These bonds are typically issued by smaller organizations, and are used to help finance the infrastructure needed in new housing developments. As non-rated securities, they generally offer attractive yields. Once the developments are occupied by tax-paying families and organizations, this revenue aids the financial stability of the issuer, and the securities may then become rated--sometimes leading to capital appreciation for the Fund.

      In addition, we benefited from our investment in a non-profit organization that helps train handicapped individuals to join the mainstream workforce. This organization has been in existence for over 30 years, it has a strong management team in place, and is widely known by companies that are looking for its services.

                    4 Oppenheimer California Municipal Fund

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 12/31/99(1)

Class A
1-Year   5-Year 10-Year
--------------------------
-10.98%  5.34%  5.56%

Class B         Since
1-Year   5-Year Inception
--------------------------
-11.78%  5.26%  3.70%

Class C         Since
1-Year   5-Year Inception
--------------------------
-8.14%   N/A    3.07%


STANDARDIZED YIELD(2)
For the 30-days Ended 1/31/00
---------------------------------
Class A         5.18%
---------------------------------
Class B         4.67
---------------------------------
Class C         4.68


HOW DID CALIFORNIA MUNICIPAL BONDS PERFORM COMPARED TO U.S. TREASURIES?

As interest rates rose, both types of securities performed poorly. However, in recent months municipals outperformed U.S. Treasuries with comparable maturities, due to municipal's attractive after-tax values. As of January 31, 2000, yields available from California municipal bonds were over 90% of the yields available from comparable taxable government bonds. When considering the tax-advantaged yields provided by California municipals, these securities present better values compared to Treasuries.

WHAT IS YOUR OUTLOOK FOR THE ECONOMY OVER THE NEXT FEW MONTHS?

As we see it, the Federal Reserve will remain diligent in its attempt to slow the pace of economic growth to help ward off an increase in inflation. As such, we expect interest rates to continue rising into the summer. However, as the year progresses, we anticipate seeing growth rates fall, as rising interest rates should lead to a decline in consumer spending, and less dramatic stock market gains. Ideally, this would result in interest rates moving downward.


1. See page 7 for further details.

2. Standardized yield is based on net investment income for the 30-day period ended January 31, 2000. Falling share prices will tend to artificially raise yields.

                    5 Oppenheimer California Municipal Fund

CREDIT ALLOCATION(3)
[PIE CHART]


AAA             45.9%
AA               8.9
A                9.5
BBB             23.5
BB              11.4
B                0.8



In the meantime, we will continue to actively monitor the markets--making careful adjustments to the Fund's portfolio as is necessary. Diligently working to enhance returns while being mindful of risk--just two reasons why Oppenheimer California Municipal Fund is an important part of The Right Way to Invest.




TOP FIVE INDUSTRIES (Percentage of invested assets)(4)
--------------------------------------------------------

  Special Assessment                                28.7%
--------------------------------------------------------
  Municipal Leases                                  11.2
--------------------------------------------------------
  Single Family Housing                             10.7
--------------------------------------------------------
  Highways                                           9.3
--------------------------------------------------------
  Electric Utilities                                 8.2
--------------------------------------------------------



3. Portfolio data are as of January 31, 2000, are subject to change, and are dollar-weighted based on total market value of investments. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 19.6% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.

4. Industry weightings are as of January 31, 2000, and are subject to change.

                    6 Oppenheimer California Municipal Fund

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM.

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.

CLASS A shares were first publicly offered on 11/3/88. Class A returns include the current maximum initial sales charge of 4.75%.

CLASS B shares of the Fund were first publicly offered on 5/3/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.

                    7 Oppenheimer California Municipal Fund






STATEMENT OF INVESTMENTS  January 31, 2000 / Unaudited


                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------

 MUNICIPAL BONDS AND NOTES--98.3%
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA--93.8%
 Alhambra, CA COP, Police Facilities Assessment
 District No. 91-1, AMBAC Insured, 6.75%, 9/1/23              Aaa/AAA/AAA         $5,000,000           $5,209,950
-----------------------------------------------------------------------------------------------------------------
 Anaheim, CA PFAU Lease RB, Public Improvements
 Project, Sub. Lien, Series C, FSA Insured, Zero
 Coupon, 5.27%, 9/1/20(1)                                     Aaa/AAA/AAA          6,630,000            1,847,582
-----------------------------------------------------------------------------------------------------------------
 Anaheim, CA PFAU TXAL RB, MBIA Insured,
 Inverse Floater, 8.97%, 12/28/18(2)                              Aaa/AAA          3,000,000            3,270,000
-----------------------------------------------------------------------------------------------------------------
 Berkeley, CA HF RRB, Alta Bates Medical Center,
 Prerefunded, Series A, 6.50%, 12/1/11                              A2/NR          4,270,000            4,493,449
-----------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, American
 Baptist Homes, Series A, 6.20%, 10/1/27                           NR/BBB          6,000,000            5,277,180
-----------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Episcopal
 Homes Foundation, 5.125%, 7/1/18                                   NR/A-          5,900,000            4,756,521
-----------------------------------------------------------------------------------------------------------------
 CA Assn. of Bay Area Governments FAU for
 Non-profit Corps. Refunding COP, Rhonda Haas
 Goldman Plaza, 5.125%, 5/15/23                                    NR/AA-          2,300,000            1,936,232
-----------------------------------------------------------------------------------------------------------------
 CA CDAU Lease RB, United Airlines, Series A,
 5.70%, 10/1/33                                                  Baa3/BB+          9,185,000            7,656,616
-----------------------------------------------------------------------------------------------------------------
 CA Community College FAU Lease RB,
 West Valley Mission Community College,
 MBIA Insured, 5.625%, 5/1/22                                     Aaa/AAA          1,085,000            1,028,265
-----------------------------------------------------------------------------------------------------------------
 CA Educational FA RRB, Los Angeles College
 Chiropractic, 5.60%, 11/1/17                                     Baa2/NR          1,000,000              882,050
-----------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road RB,
 Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32             Baa3/BBB-/BBB          4,600,000            5,042,658
-----------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road
 RRB, Zero Coupon, 5.98%, 1/15/21(1)                        Baa3/BBB-/BBB          7,500,000            1,879,200
-----------------------------------------------------------------------------------------------------------------
 CA Foothill/Eastern Corridor Agency Toll Road
 RRB, Zero Coupon, 6%, 1/15/22(1)                           Baa3/BBB-/BBB          7,500,000            1,751,625
-----------------------------------------------------------------------------------------------------------------
 CA HFA Home Mtg. RB, Series C, 6.75%, 2/1/25                     Aa2/AA-             80,000               80,000
-----------------------------------------------------------------------------------------------------------------
 CA HFA RB, Series A, 7.35%, 8/1/11                               Aa2/AA-             75,000               77,206
-----------------------------------------------------------------------------------------------------------------
 CA HFA RB, Series C, 7.60%, 8/1/30                               Aa2/AA-            540,000              543,521
-----------------------------------------------------------------------------------------------------------------
 CA HFA RB, Series C, 7.60%, 8/1/30                               Aa2/AA-            220,000              220,000
-----------------------------------------------------------------------------------------------------------------
 CA HFA RB, Series E-1, 6.45%, 2/1/12                             Aa2/AA-            750,000              758,820
-----------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series 83, Inverse Floater,
 9.71%, 8/1/25(2)                                                  NR/AAA          3,245,000            3,292,637
-----------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series 83, Inverse Floater,
 9.77%, 8/1/25(2)                                                  NR/AAA            385,000              385,000
-----------------------------------------------------------------------------------------------------------------
 CA HFA SFM RB, Series C, 6.75%, 2/1/25                           Aa2/AA-          9,515,000            9,629,465


                   8  OPPENHEIMER CALIFORNIA MUNICIPAL FUND







                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 CA HFFAU RB, Los Angeles Children's Hospital,
 Prerefunded, Series A, 7.125%, 6/1/21                             Aaa/NR         $1,000,000           $1,056,060
-----------------------------------------------------------------------------------------------------------------
 CA Infrastructure & ED Bank RB, American Center for
 Wine, Food & Arts, 5.75%, 12/1/24                                 NR/A/A          5,000,000            4,635,900
-----------------------------------------------------------------------------------------------------------------
 CA PCFAU SWD RRB, North Cnty. Recycling Center,
 Escrowed to Maturity, Series A, 6.75%, 7/1/11                     Aaa/NR            500,000              531,285
-----------------------------------------------------------------------------------------------------------------
 CA PWBL RB, State Prison Department of Corrections,
 Series E, FSA Insured, 5.50%, 6/1/15                         Aaa/AAA/AAA          3,000,000            2,964,600
-----------------------------------------------------------------------------------------------------------------
 CA PWBL RRB, Various University of CA Projects,
 Series A, 5.50%, 6/1/14                                        Aa3/A+/A+          1,500,000            1,499,145
-----------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, 7.25%, 11/1/29                                       NR/NR          5,000,000            4,843,650
-----------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, Childrens Hospital--Los Angeles,
 5.25%, 8/15/29                                                     A1/A+          5,000,000            4,146,900
-----------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, The Internext Group, 5.375%, 4/1/30                 NR/BBB          6,500,000            4,866,615
-----------------------------------------------------------------------------------------------------------------
 CA SCDAU COP, Winward Schools, 7.25%, 11/1/29                      NR/NR          1,500,000            1,483,530
-----------------------------------------------------------------------------------------------------------------
 CA SCDAU Revenue Refunding COP, Inverse Floater,
 6.915%, 11/1/15(2)                                                 A1/NR          6,600,000            6,014,250
-----------------------------------------------------------------------------------------------------------------
 Campbell, CA RA TXAL RB, Central Campbell
 Redevelopment Project, Series B, 6.60%, 10/1/32                Baa3/BBB-          1,255,000            1,204,662
-----------------------------------------------------------------------------------------------------------------
 Campbell, CA Refunding COP, Civic Center Project,
 Unrefunded Balance, 6.75%, 10/1/17                                 A2/NR          1,130,000            1,195,698
-----------------------------------------------------------------------------------------------------------------
 Capistrano, CA USD CFD SPTX Bonds, Ladera
 No. 98-2, 5.70%, 9/1/20                                            NR/NR          5,000,000            4,242,050
-----------------------------------------------------------------------------------------------------------------
 Capistrano, CA USD CFD SPTX Bonds, Prerefunded,
 No. 92-1, 7.10%, 9/1/21                                            NR/NR          3,250,000            3,686,637
-----------------------------------------------------------------------------------------------------------------
 Cerritos, CA PFAU RB, Los Coyotes Redevelopment
 Project, 6.50%, 11/1/23                                      Aaa/AAA/AAA          3,000,000            3,202,080
-----------------------------------------------------------------------------------------------------------------
 Chino Basin, CA Regional FAU RB, Inland Empire
 Utility Agency Sewer Project, MBIA Insured,
 5.75%, 11/1/19                                                   Aaa/AAA          1,000,000              978,540
-----------------------------------------------------------------------------------------------------------------
 Chino Basin, CA Regional FAU RB, Inland Empire
 Utility Agency Sewer Project, MBIA Insured,
 5.75%, 11/1/22                                                   Aaa/AAA            500,000              483,640
-----------------------------------------------------------------------------------------------------------------
 Clovis, CA USD CAP GOB, Series D, FGIC Insured,
 Zero Coupon, 5.60%, 8/1/10(1)                                    Aaa/AAA          2,000,000            1,143,600
-----------------------------------------------------------------------------------------------------------------
 Colton, CA PFAU TXAL RRB, Redevelopment
 Projects, Series B, 5.875%, 8/1/27                                 NR/NR          3,700,000            3,200,204
-----------------------------------------------------------------------------------------------------------------
 Commerce, CA Community Development
 Commission TXAL Refunding Bonds, Redevelopment
 Project No. 1, Sub. Lien, Series B, 5.75%, 8/1/10                  NR/NR            815,000              791,275
-----------------------------------------------------------------------------------------------------------------
 Commerce, CA Community Development
 Commission TXAL Refunding Bonds, Redevelopment
 Project No. 1, Sub. Lien, Series B, 6%, 8/1/21                     NR/NR          2,800,000            2,495,388


                    9 OPPENHEIMER CALIFORNIA MUNICIPAL FUND





STATEMENT OF INVESTMENTS Unaudited/Continued



                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Commerce, CA Joint Powers FAU Lease RB,
 Community Center, Series A, 6.25%, 10/1/22                       Baa2/NR         $1,410,000           $1,323,158
 ----------------------------------------------------------------------------------------------------------------
 Compton, CA Refunding COP, Civic Center &
 Capital Improvements, Series A, 5.50%, 9/1/15                     NR/BBB          3,000,000            2,640,390
-----------------------------------------------------------------------------------------------------------------
 Davis, CA Public Facilities FAU Local Agency RRB,
 Mace Ranch Area, Series A, 6.60%, 9/1/25                           NR/NR          5,000,000            4,830,450
-----------------------------------------------------------------------------------------------------------------
 Duarte, CA COP, City of Hope National Medical
 Center, 6.25%, 4/1/23                                           Baa1/AAA          4,500,000            4,797,495
-----------------------------------------------------------------------------------------------------------------
 East Palo Alto, CA RA TXAL RB, 6.625%, 10/1/29                     NR/NR          2,430,000            2,332,508
-----------------------------------------------------------------------------------------------------------------
 Escondido, CA Union High SDI CAP GOB, MBIA
 Insured, Zero Coupon, 6.20%, 11/1/18(1)                          Aaa/AAA          6,000,000            1,921,860
-----------------------------------------------------------------------------------------------------------------
 Escondido, CA Union High SDI CAP GOB, MBIA
 Insured, Zero Coupon, 6.20%, 11/1/19(1)                          Aaa/AAA          2,000,000              599,420
-----------------------------------------------------------------------------------------------------------------
 Folsom, CA SPTX Bonds, CFD No. 10, 6.875%, 9/1/19                  NR/NR          6,500,000            6,289,400
-----------------------------------------------------------------------------------------------------------------
 Huntington Park, CA PFAU Lease RRB, Wastewater
 System Project, Series A, 6.20%, 10/1/25                           NR/NR          3,000,000            2,749,680
-----------------------------------------------------------------------------------------------------------------
 Industry, CA Improvement Bond Act of 1915 SPAST
 GOB, Prerefunded, District No. 91-1, 7.65%, 9/2/21                 NR/NR          1,750,000            1,906,520
-----------------------------------------------------------------------------------------------------------------
 Laguna Salada, CA USD CAP GOB, Series B, FGIC
 Insured, Zero Coupon, 5.30%, 8/1/22(1)                       Aaa/AAA/AAA          3,035,000              744,364
-----------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA PFAU TXAL Bonds, Series A,
 5.50%, 9/1/30                                                     NR/BBB          5,000,000            4,077,550
-----------------------------------------------------------------------------------------------------------------
 Lake Elsinore, CA School FAU SPTX RRB,
 Horsethief Canyon, 5.625%, 9/1/16                                  NR/NR          4,760,000            4,072,656
-----------------------------------------------------------------------------------------------------------------
 Lincoln, CA Improvement Bond Act 1915
 PFAU RB, 6.20%, 9/2/25                                             NR/NR          4,000,000            3,632,160
-----------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney Parking
 Project, Zero Coupon, 5.94%, 3/1/12(1)                       Aaa/AAA/AAA          1,100,000              557,447
-----------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney Parking
 Project, Zero Coupon, 6.92%, 9/1/10(1)                        A3/BBB+/A-          5,960,000            3,222,632
-----------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney Parking
 Project, Zero Coupon, 6.95%, 9/1/11(1)                        A3/BBB+/A-          2,900,000            1,461,368
-----------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney Parking
 Project, Zero Coupon, 7.03%, 9/1/13(1)                        A3/BBB+/A-          4,500,000            1,962,135
-----------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA CAP COP, Disney Parking
 Project, Zero Coupon, 6.13%, 9/1/14(1)                        A3/BBB+/A-          7,260,000            2,936,162
-----------------------------------------------------------------------------------------------------------------
 Los Angeles Cnty., CA Public Works FAU Lease RB,
 Multiple Capital Facilities Project V, Series A,
 AMBAC Insured, 5.125%, 6/1/17                                    Aaa/AAA          1,965,000            1,770,347
-----------------------------------------------------------------------------------------------------------------
 Los Angeles, CA Department Water & Power
 Waterworks RRB, 6.40%, 5/15/28                                    Aa3/AA          7,200,000            7,317,936
-----------------------------------------------------------------------------------------------------------------
 Los Angeles, CA Harbor Department RB,
 Series B, 5.375%, 11/1/23                                      Aa3/AA/AA          5,000,000            4,425,200


                   10  OPPENHEIMER CALIFORNIA MUNICIPAL FUND





                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Modesto, CA Irrigation District FAU RRB,
 Series A, MBIA Insured, 6%, 10/1/15                              Aaa/AAA        $ 5,000,000           $5,116,200
-----------------------------------------------------------------------------------------------------------------
 Mountain View Los Altos, CA Union High SDI RB,
 Series B, 6.50%, 5/1/17                                           Aa2/AA          2,000,000            2,088,720
-----------------------------------------------------------------------------------------------------------------
 Oakland, CA Building Authority Lease RB,
 Series A, 5%, 4/1/16                                         Aaa/AAA/AAA          3,000,000            2,702,070
-----------------------------------------------------------------------------------------------------------------
 Oakland, CA RA TXAL Refunding Bonds,
 MBIA Insured, 5.95%, 9/1/19(3)                                   Aaa/AAA          8,600,000            8,424,302
-----------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
 Aliso Viejo, Prerefunded, Series A, 7.10%, 8/15/05                NR/AAA          1,440,000            1,556,338
-----------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
 Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18                NR/AAA          7,000,000            7,605,360
-----------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA CFD No. 99-1 SPTX RB,
 Series A, 6.70%, 8/15/29                                           NR/NR          1,600,000            1,551,008
-----------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA Improvement Bond Act of 1915 RRB,
 Irvine Coast Assessment No. 88-1-A, 5.50%, 9/2/16                  NR/NR          2,450,000            2,102,198
-----------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA Improvement Bond Act of 1915
 SPAST GOB, Assessment No. 88-1, 6.25%, 9/2/18                      NR/NR          2,130,000            2,005,139
-----------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project,
 AMBAC Insured, 5.80%, 8/1/17                                     Aaa/AAA          1,525,000            1,496,269
-----------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project,
 AMBAC Insured, 5.85%, 8/1/18                                     Aaa/AAA          1,615,000            1,581,973
-----------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Bonds, Los Medanos
 Community Development Project, AMBAC Insured,
 Zero Coupon, 6.10%, 8/1/20(1)                                    Aaa/AAA          5,150,000            1,439,682
-----------------------------------------------------------------------------------------------------------------
 Pittsburg, CA RA TXAL Refunding Bonds,
 Los Medanos Community Development Project,
 Sub. Lien, 6.20%, 8/1/19                                          NR/BBB          2,500,000            2,341,075
-----------------------------------------------------------------------------------------------------------------
 Placentia, CA PFAU SPTX RB, Jr. Lien,
 Series B, 6.60%, 9/1/15                                            NR/NR          1,600,000            1,595,104
-----------------------------------------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series A, 7.60%, 5/1/23                                          Aaa/AAA          4,500,000            5,280,300
-----------------------------------------------------------------------------------------------------------------
 Pomona, CA SFM RRB, Escrowed to Maturity,
 Series B, 7.50%, 8/1/23                                          Aaa/AAA            500,000              581,040
-----------------------------------------------------------------------------------------------------------------
 Pomona, CA USD GORB, Series A,
 MBIA Insured, 6.15%, 8/1/15                                      Aaa/AAA          2,000,000            2,097,480
-----------------------------------------------------------------------------------------------------------------
 Port Oakland, CA POAU RB, Series G,
 MBIA Insured, 5.375%, 11/1/25                                Aaa/AAA/AAA         10,650,000            9,383,395
-----------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 FGIC Insured, Inverse Floater, 7.79%, 6/1/19(2)              Aaa/AAA/AAA          4,000,000            3,685,000
-----------------------------------------------------------------------------------------------------------------
 Redding, CA Electric System Revenue COP,
 MBIA Insured, Inverse Floater, 8.80%, 7/8/22(2)                  Aaa/AAA          2,500,000            2,712,500


                   11 OPPENHEIMER CALIFORNIA MUNICIPAL FUND



STATEMENT OF INVESTMENTS Unaudited/Continued



                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 Richmond, CA Improvement Bond Act of 1915
 GORB, Reassessment District No. 855, 6.60%, 9/2/19                 NR/NR        $ 1,500,000          $ 1,483,815
-----------------------------------------------------------------------------------------------------------------
 Richmond, CA Wastewater RB, FGIC Insured,
 5.80%, 8/1/18                                                    Aaa/AAA          3,315,000            3,279,828
-----------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
 Prerefunded, 7.55%, 9/1/17                                         NR/NR          3,000,000            3,122,880
-----------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA PFAU Refunding COP,
 5.75%, 5/15/19                                                   NR/BBB-          2,100,000            1,759,989
-----------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA PFAU TXAL RRB,
 Redevelopment Projects, Series A, 5.625%, 10/1/33              Baa2/BBB-          6,600,000            5,416,290
-----------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA Refunding COP, Air Force
 Village West, Inc., Prerefunded, Series A,
 8.125%, 6/15/12                                                    NR/NR          3,000,000            3,282,150
-----------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA Refunding COP, Air Force
 Village West, Inc., Series A, 8.125%, 6/15/20                      NR/NR          3,000,000            3,289,980
-----------------------------------------------------------------------------------------------------------------
 Riverside Cnty., CA SFM RB, Escrowed to Maturity,
 Series A, 7.80%, 5/1/21                                          Aaa/AAA          4,285,000            5,142,600
-----------------------------------------------------------------------------------------------------------------
 Roseville, CA SPTX RB, Woodcreek West
 Community Facility No. 1 Project, 5.875%, 9/1/08                   NR/NR          1,235,000            1,206,348
-----------------------------------------------------------------------------------------------------------------
 Roseville, CA SPTX RB, Woodcreek West
 Community Facility No. 1 Project, 6.70%, 9/1/25                    NR/NR          1,750,000            1,682,730
-----------------------------------------------------------------------------------------------------------------
 Sacramento Cnty., CA SFM RB, Escrowed to
 Maturity, 8%, 7/1/16(4)                                          Aaa/AAA         10,000,000           12,170,400
-----------------------------------------------------------------------------------------------------------------
 Sacramento, CA Cogeneration Authority RB,
 Procter & Gamble Project, 6.50%, 7/1/14                       NR/BBB-/NR          5,000,000            5,474,550
-----------------------------------------------------------------------------------------------------------------
 Sacramento, CA MUD Electric RRB, FGIC Insured,
 Inverse Floater, 8.89%, 8/15/18(2)                           Aaa/AAA/AAA          5,500,000            5,747,500
-----------------------------------------------------------------------------------------------------------------
 Sacramento, CA PAU RB, Cogeneration Project,
 6%, 7/1/22                                                  NR/BBB-/BBB-          6,800,000            6,181,812
-----------------------------------------------------------------------------------------------------------------
 San Bernardino Cnty., CA COP, Medical Center
 Financing Project, MBIA Insured, 5.50%, 8/1/17                   Aaa/AAA          5,250,000            5,081,107
-----------------------------------------------------------------------------------------------------------------
 San Diego Cnty., CA COP, MBIA Insured, Inverse
 Floater, 8.995%, 11/18/19(2)                                       A1/NR          2,000,000            2,110,000
-----------------------------------------------------------------------------------------------------------------
 San Diego Cnty., CA Water Authority Revenue
 COP, Prerefunded, Series 91-B, MBIA Insured,
 Inverse Floater, 8.62%, 4/8/21(2)                                Aaa/AAA          3,000,000            3,506,250
-----------------------------------------------------------------------------------------------------------------
 San Francisco, CA Bay Area Rapid Transit District
 Sales Tax RB, 5.25%, 7/1/14                                   Aa3/AA-/AA          1,500,000            1,446,300
-----------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment
 FAU TXAL Refunding Bonds, CAP Redevelopment
 Projects, Series C, Zero Coupon, 5.79%, 8/1/11(1)               A2/A/AAA          1,650,000              873,774
-----------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment
 FAU TXAL Refunding Bonds, CAP Redevelopment
 Projects, Series C, Zero Coupon, 5.89%, 8/1/12(1)               A2/A/AAA          1,750,000              866,302



                   12 OPPENHEIMER CALIFORNIA MUNICIPAL FUND




                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 CALIFORNIA Continued
 San Francisco, CA City & Cnty. Redevelopment
 FAU TXAL Refunding Bonds, CAP Redevelopment
 Projects, Series C, Zero Coupon, 5.81%, 8/1/14(1)               A2/A/AAA        $ 1,925,000          $   827,866
-----------------------------------------------------------------------------------------------------------------
 San Francisco, CA City & Cnty. Redevelopment FAU
 TXAL Refunding Bonds, Series C, Zero Coupon,
 5.69%, 8/1/10(1)                                                A2/A/AAA          1,650,000              933,867
-----------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road CAP RRB, Series A, 0%/5.75%, 1/15/21(5)          Baa3/BBB-/BBB         11,800,000            6,877,394
-----------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor Agency
 Toll Road CAP RRB, Series A, MBIA Insured,
 Zero Coupon, 5.73%, 1/15/25(1)                               Aaa/AAA/AAA         18,250,000            3,802,570
-----------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor
 Agency Toll Road CAP RRB, Series A, MBIA Insured,
 Zero Coupon, 5.90%, 1/15/26(1)                               Aaa/AAA/AAA         15,000,000            2,927,550
-----------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor
 Agency Toll Road RB, Sr. Lien, 5%, 1/1/33                  Baa3/BBB-/BBB          8,000,000            6,355,680
-----------------------------------------------------------------------------------------------------------------
 San Joaquin Hills, CA Transportation Corridor
 Agency Toll Road RB, Sr. Lien, Prerefunded,
 6.75%, 1/1/32                                                Aaa/AAA/AAA          7,000,000            7,541,660
-----------------------------------------------------------------------------------------------------------------
 Santa Ana, CA FAU RRB, Inner-City Commuter,
 Series C, 5.60%, 9/1/19                                           NR/BBB          3,060,000            2,621,655
-----------------------------------------------------------------------------------------------------------------
 Santa Ana, CA FAU RRB, Mainplace Project,
 Series D, 5.50%, 9/1/15                                            NR/NR          1,000,000              869,690
-----------------------------------------------------------------------------------------------------------------
 Santa Ana, CA FAU RRB, Mainplace Project,
 Series D, 5.60%, 9/1/19                                            NR/NR          1,000,000              860,570
-----------------------------------------------------------------------------------------------------------------
 Southern CA Home FAU SFM RB, Series A,
 7.35%, 9/1/24                                                     NR/AAA          1,115,000            1,142,563
-----------------------------------------------------------------------------------------------------------------
 Southern CA Metropolitan Water District
 Waterworks RRB, Inverse Floater, 6.56%, 10/30/20(2)               Aa2/AA          3,300,000            2,875,125
-----------------------------------------------------------------------------------------------------------------
 Southern CA PPAU Transmission Project RB,
 Inverse Floater, 7.25%, 7/1/12(2)                                 Aa3/A+          1,900,000            1,978,375
-----------------------------------------------------------------------------------------------------------------
 Stockton, CA CFD No. 90-2 SPTX RRB,
 Brookside Estates, 6.20%, 8/1/15                                   NR/NR          1,750,000            1,674,698
-----------------------------------------------------------------------------------------------------------------
 Tustin, CA USD CFD No. 88-1 SPTX RB,
 Prerefunded, Series B, 6.375%, 9/1/21                              NR/NR          3,500,000            3,853,850
-----------------------------------------------------------------------------------------------------------------
 University of CA Regents RB, Multiple Purpose
 Projects, Prerefunded, Series A, 6.875%, 9/1/16                  Aa3/AAA          1,950,000            2,098,805
-----------------------------------------------------------------------------------------------------------------
 West Sacremento, CA Improvement Bond Act
 of 1915 SPAST Refunding Bonds, 5.60%, 9/2/17                       NR/NR          2,000,000            1,710,320
-----------------------------------------------------------------------------------------------------------------
 Yuba City, CA USD Refunding COP,
 Series A, 5%, 2/1/17                                             Aaa/AAA          3,010,000            2,675,800
                                                                                                      -----------

                                                                                                      370,352,320


                    13 Oppenheimer California Municipal Fund




STATEMENT OF INVESTMENTS  Unaudited/Continued



                                                                RATINGS:
                                                                MOODY'S/                FACE         MARKET VALUE
                                                                S&P/FITCH             AMOUNT           SEE NOTE 1
-----------------------------------------------------------------------------------------------------------------
 U.S. POSSESSIONS--4.5%
 Guam PAU RB, Series A, 6.625%, 10/1/14                            NR/AAA         $2,000,000          $ 2,179,800
-----------------------------------------------------------------------------------------------------------------
 PR CMWLTH GORB, MBIA Insured,
 Inverse Floater, 7.78%, 7/1/08(2)                                Aaa/AAA          3,500,000            3,648,750
-----------------------------------------------------------------------------------------------------------------
 PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21                    Aaa/AAA          4,000,000            4,222,320
-----------------------------------------------------------------------------------------------------------------
 PR HFA SFM RB, Affordable Housing Mtg.
 Portfolio I, 6.25%, 4/1/29                                       Aaa/AAA          2,375,000            2,358,660
-----------------------------------------------------------------------------------------------------------------
 PR Housing Finance Corp. SFM RB, Portfolio 1,
 Series B, 7.65%, 10/15/22                                        Aaa/AAA            145,000              148,985
-----------------------------------------------------------------------------------------------------------------
 PR Industrial, Medical & Environmental PC
 Facilities Tourist RB, Mennonite General Hospital
 Project, Series A, 6.50%, 7/1/12                             NR/BBB-/BBB          2,350,000            2,234,733
-----------------------------------------------------------------------------------------------------------------
 Virgin Islands PFAU RB, Series A, 6.375%, 10/1/19                NR/BBB-          3,000,000            2,902,830
                                                                                                   --------------
                                                                                                       17,696,078
                                                                                                   --------------
 Total Municipal Bonds and Notes (Cost $401,927,975)                                                  388,048,398


=================================================================================================================
 SHORT-TERM TAX-EXEMPT OBLIGATIONS--0.8%

 Los Angeles Cnty., CA Pension Obligation RB,
 Series B, AMBAC Insured, 2.30%, 6/30/00(3)                                        1,200,000            1,200,000
-----------------------------------------------------------------------------------------------------------------
 Orange Cnty., CA Special FAU Teeter Plan RB,
 Series B, AMBAC Insured, 2.45%, 2/1/00(3)                                         2,000,000            2,000,000
                                                                                                   --------------
 Total Short-Term Tax-Exempt Obligations (Cost $3,200,000)                                              3,200,000
-----------------------------------------------------------------------------------------------------------------
 TOTAL  INVESTMENTS, AT VALUE (COST $405,127,975)                                       99.1%         391,248,398
-----------------------------------------------------------------------------------------------------------------
 OTHER ASSETS NET OF LIABILITIES                                                         0.9            3,611,728
                                                                                   ------------------------------
 NET ASSETS                                                                            100.0%        $394,860,126
                                                                                   ==============================


                   14   Oppenheimer California Municipal Fund

FOOTNOTES TO STATEMENT OF INVESTMENTS

To simplify the listings of securities, abbreviations are used per the table below:




CAP        Capital Appreciation                         PCFAU       Pollution Control Finance Authority
CDAU       Communities Development Authority            PFAU        Public Finance Authority
CFD        Community Facilities District                POAU        Port Authority
CMWLTH     Commonwealth                                 PPAU        Public Power Authority
COP        Certificates of Participation                PWBL        Public Works Board Lease
ED         Economic Development                         RA          Redevelopment Agency
EPAU       Electric Power Authority                     RB          Revenue Bonds
FA         Facilities Authority                         RRB         Revenue Refunding Bonds
FAU        Finance Authority                            SCDAU       Statewide Communities Development Authority
GOB        General Obligation Bonds                     SDI         School District
GORB       General Obligation Refunding Bonds           SFM         Single Family Mtg.
HF         Health Facilities                            SPAST       Special Assessment
HFA        Housing Finance Agency                       SPTX        Special Tax
HFFAU      Health Facilities Finance Authority          SWD         Solid Waste Disposal
MUD        Municipal Utility District                   TXAL        Tax Allocation
PAU        Power Authority                              USD         Unified School District
PC         Pollution Control


1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $39,225,387 or 9.93% of the Fund's net assets as of January 31, 2000.

3. Represents the current interest rate for a variable or increasing rate security.

4. Securities with an aggregate market value of $1,592,500 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

                    15 Oppenheimer California Municipal Fund

STATEMENT OF INVESTMENTS   Unaudited/Continued

FOOTNOTES TO STATEMENT OF INVESTMENTS Continued

AS OF JANUARY 31, 2000, SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX AMOUNT TO $57,188,877 OR 14.48% OF THE FUND'S NET ASSETS.

DISTRIBUTION OF INVESTMENTS BY INDUSTRY, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:



INDUSTRY                                               MARKET VALUE        PERCENT
----------------------------------------------------------------------------------

Special Assessment                                     $112,136,643           28.7%
Municipal Leases                                         43,909,271           11.2
Single Family Housing                                    41,811,196           10.7
Highways                                                 36,178,337            9.3
Electric Utilities                                       32,181,857            8.2
Adult Living Facilities                                  25,168,667            6.4
Hospital/Healthcare                                      22,742,887            5.8
Marine/Aviation Facilities                               21,465,212            5.5
Water Utilities                                          18,815,511            4.9
General Obligation                                       12,244,194            3.1
Not-for-Profit Organization                               9,479,550            2.4
Sewer Utilities                                           4,742,008            1.2
Sales Tax                                                 4,349,130            1.1
Higher Education                                          4,009,120            1.0
Education                                                 1,483,530            0.4
Resource Recovery                                           531,285            0.1
                                                       ---------------------------
Total                                                  $391,248,398          100.0%
                                                       ===========================





See accompanying Notes to Financial Statements.

                   16   Oppenheimer California Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES Unaudited



January 31, 2000
==================================================================================

ASSETS
Investments, at value (cost $405,127,975)--see accompanying statement $391,248,398
----------------------------------------------------------------------------------
Cash                                                                     1,768,437
----------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                 6,046,989
Shares of beneficial interest sold                                         358,454
Daily variation on futures contracts                                       274,063
Other                                                                       10,249
                                                                    --------------
Total assets                                                           399,706,590

==================================================================================
LIABILITIES Payables and other liabilities:
Investments purchased                                                    2,003,396
Shares of beneficial interest redeemed                                   1,335,552
Dividends                                                                1,172,965
Trustees' compensation                                                     163,288
Distribution and service plan fees                                          86,325
Transfer and shareholder servicing agent fees                               19,477
Other                                                                       65,461
                                                                    --------------
Total liabilities                                                        4,846,464

==================================================================================
NET ASSETS                                                            $394,860,126
                                                                    ==============

==================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                       $423,162,561
----------------------------------------------------------------------------------
Overdistributed net investment income                                     (950,895)
----------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions               (13,657,121)
----------------------------------------------------------------------------------
Net unrealized depreciation on investments                             (13,694,419)
                                                                    --------------
Net assets                                                            $394,860,126
                                                                    ==============

================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $271,115,987 and 28,029,768 shares of beneficial interest outstanding) $9.67

Maximum  offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                           $10.15
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $109,713,187 and
11,338,844 shares of beneficial interest outstanding)                      $9.68
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $14,030,952 and
1,452,580 shares of beneficial interest outstanding)                       $9.66



See accompanying Notes to Financial Statements.

                   17  Oppenheimer California Municipal Fund







STATEMENT OF OPERATIONS  Unaudited


For the Six Months Ended January 31, 2000
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                               $13,592,960
===================================================================================
EXPENSES
Management fees                                                          1,223,433
-----------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                    364,279
Class B                                                                    616,706
Class C                                                                     79,122
-----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                              115,799
-----------------------------------------------------------------------------------
Custodian fees and expenses                                                 27,005
-----------------------------------------------------------------------------------
Trustees' compensation                                                      15,213
-----------------------------------------------------------------------------------
Other                                                                       62,772
                                                                      -------------
Total expenses                                                           2,504,329
Less expenses paid indirectly                                               (7,503)
Less reimbursement of expenses                                              (3,807)
                                                                      -------------
Net expenses                                                             2,493,019

===================================================================================
NET INVESTMENT INCOME                                                   11,099,941

===================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) Net realized gain (loss) on:
Investments                                                            (13,551,568)
Closing of futures contracts                                               542,847
                                                                      -------------
Net realized loss                                                      (13,008,721)

-----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   (25,859,618)
                                                                      -------------
Net realized and unrealized loss                                       (38,868,339)
===================================================================================

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(27,768,398)
                                                                      =============



 See accompanying Notes to Financial Statements.

                  18     Oppenheimer California Municipal Fund







 STATEMENTS OF CHANGES IN NET ASSETS




                                                                   SIX MONTHS ENDED
                                                                   JANUARY 31, 2000         YEAR ENDED
                                                                        (UNAUDITED)      JULY 31, 1999
------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                                 $  11,099,941       $ 20,869,032
------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                (13,008,721)           366,714
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                   (25,859,618)       (16,235,114)
                                                                     ---------------------------------
Net increase (decrease) in net assets resulting from operations         (27,768,398)         5,000,632

======================================================================================================
DIVIDENDS  AND/OR  DISTRIBUTIONS  TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                  (7,884,363)       (15,214,034)
Class B                                                                  (2,726,647)        (5,284,436)
Class C                                                                    (350,954)          (600,129)

======================================================================================================
BENEFICIAL STOCK TRANSACTIONS
Net  increase  (decrease)  in net  assets  resulting  from  beneficial  interest transactions:
Class A                                                                 (18,774,924)        26,403,170
Class B                                                                 (12,177,286)        22,044,556
Class C                                                                  (1,446,946)         6,138,090


======================================================================================================
NET ASSETS
Total increase (decrease)                                               (71,129,518)        38,487,849
------------------------------------------------------------------------------------------------------
Beginning of period                                                     465,989,644        427,501,795
                                                                     ---------------------------------
End of period (including overdistributed net investment income of
$950,895 and $1,088,872, respectively)                                 $394,860,126       $465,989,644
                                                                     =================================





See accompanying Notes to Financial Statements.

                   19   Oppenheimer California Municipal Fund

 FINANCIAL HIGHLIGHTS





                                            SIX MONTHS                                           YEAR        YEAR
                                                 ENDED                                          ENDED       ENDED
                                         JAN. 31, 2000                                       JULY 31,    DEC. 31,
CLASS A                                    (UNAUDITED)       1999        1998        1997       1996(1)      1995
=================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period            $10.57    $ 10.92     $ 10.94      $ 10.39     $ 10.69    $  9.45
-----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .27        .53         .54          .58         .33        .58
Net realized and unrealized gain (loss)           (.90)      (.35)        .06          .54        (.30)      1.25
                                                -----------------------------------------------------------------
Total income (loss) from investment
operations                                        (.63)       .18         .60         1.12         .03       1.83

-----------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.27)      (.53)       (.54)        (.57)       (.33)      (.58)
Dividends in excess of net investment
income                                              --         --          --           --          --       (.01)
Distributions from net realized gain                --         --        (.08)          --          --         --
                                                -----------------------------------------------------------------

Total dividends and/or distributions
to shareholders                                   (.27)      (.53)       (.62)        (.57)       (.33)      (.59)
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $ 9.67     $10.57      $10.92       $10.94      $10.39     $10.69
                                                =================================================================


=================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)              (6.07)%     1.59%       5.66%       11.11%       0.34%     19.76%

=================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)      $271,116   $316,363    $300,717     $298,162    $286,033   $285,307
-----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $297,257   $314,094    $297,372     $289,439    $279,796   $250,188
-----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                             5.32%      4.79%       4.91%        5.49%       5.53%      5.64%
Expenses                                           .90%      0.91%       0.92%(4)     0.94%(4)    0.97%(4)   0.95%(4)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                          25%        35%         31%          31%         14%        23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $107,856,860 and $145,553,349, respectively.

See accompanying Notes to Financial Statements.

                   20   Oppenheimer California Municipal Fund









                                                      SIX MONTHS                                         YEAR         YEAR
                                                           ENDED                                        ENDED        ENDED
                                                   JAN. 31, 2000                                     JULY 31,     DEC. 31,
CLASS B                                              (UNAUDITED)       1999        1998        1997     1996(1)       1995
===========================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                     $10.57     $10.92      $10.94      $10.39     $10.69       $  9.44
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .23        .45         .46         .49        .28           .51
Net realized and unrealized gain (loss)                    (.89)      (.35)        .06         .55       (.30)         1.25
                                                        -------------------------------------------------------------------
Total income (loss) from investment
operations                                                 (.66)       .10         .52        1.04       (.02)         1.76
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                       (.23)      (.45)       (.46)       (.49)      (.28)         (.50)
Dividends in excess of net investment income                 --         --          --          --         --          (.01)
Distributions from net realized gain                         --         --        (.08)         --         --            --
                                                        -------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                            (.23)      (.45)       (.54)       (.49)      (.28)         (.51)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  9.68     $10.57      $10.92      $10.94     $10.39        $10.69
                                                        ===================================================================

===========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                       (6.34)%     0.82%       4.86%      10.27%     (0.12)%       18.97%

===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)               $109,713   $132,763    $115,444     $82,474    $52,038       $41,224
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $122,265   $129,538    $ 99,266     $65,192    $46,422       $29,918
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                      4.55%      4.03%       4.21%       4.70%      4.74%        4.82%
Expenses                                                   1.66%      1.67%       1.67%(4)    1.70%(4)   1.74%(4)     1.72%(4)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                   25%        35%         31%         31%         14%         23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $107,856,860 and $145,553,349, respectively.

See accompanying Notes to Financial Statements.

                   21   Oppenheimer California Municipal Fund








FINANCIAL HIGHLIGHTS  Continued


                                                   SIX MONTHS                                           YEAR     PERIOD
                                                        ENDED                                          ENDED      ENDED
                                                JAN. 31, 2000                                       JULY 31,   DEC. 31,
CLASS C                                           (UNAUDITED)       1999        1998        1997        1996(1)    1995(6)
=======================================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                   $10.55    $ 10.91     $ 10.93     $ 10.38    $ 10.68     $ 10.46
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .23        .45         .46         .49        .27         .08
Net realized and unrealized gain (loss)                  (.89)      (.36)        .06         .55       (.30)        .22
                                                       ----------------------------------------------------------------
Total income (loss) from investment
operations                                               (.66)       .09         .52        1.04       (.03)        .30
-----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.23)      (.45)       (.46)       (.49)      (.27)       (.07)
Dividends in excess of net investment income               --         --          --          --         --        (.01)
Distributions from net realized gain                       --         --        (.08)         --         --          --
                                                       ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                          (.23)      (.45)       (.54)       (.49)      (.27)       (.08)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 9.66     $10.55      $10.91      $10.93     $10.38      $10.68
                                                       ================================================================

=======================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                     (6.35)%     0.73%       4.87%      10.26%     (0.19)%      2.90%


=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $14,031    $16,864     $11,340      $5,969     $2,171        $125
-----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $15,688    $14,672     $ 8,614      $3,869     $1,156        $ 91
-----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.56%      4.03%       4.24%       4.66%      4.54%       4.56%
Expenses                                                 1.66%      1.67%       1.66%(4)    1.70%(4)   1.80%(4)    1.68%(4)
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 25%        35%         31%         31%        14%         23%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 2000, were $107,856,860 and $145,553,349, respectively.

6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                 22      Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS  Unaudited

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if in the absence of a sale, at the last sale price on the prior trading day if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at cost (or last determined market value) and adjusted for amortization or accretion to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $650,000, which expires in 2006.

                 23       Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS  Unaudited/Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2000, a provision of $4,012 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $163,174 as of January 31, 2000.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

      There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

                 24      Oppenheimer California Municipal Fund

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:




                                    SIX MONTHS ENDED JAN. 31, 2000         YEAR ENDED JULY 31, 1999
                               -----------------------------------      ---------------------------
                                          SHARES            AMOUNT         SHARES            AMOUNT
---------------------------------------------------------------------------------------------------

CLASS A
Sold                                   2,265,606     $  23,026,874      6,301,987     $  69,153,860
Dividends and/or
distributions reinvested                 460,699         4,664,291        818,090         8,975,978
Redeemed                              (4,637,740)      (46,466,089)    (4,716,845)      (51,726,668)
                                    ---------------------------------------------------------------
Net increase (decrease)               (1,911,435)     $(18,774,924)     2,403,232       $26,403,170
                                    ===============================================================

---------------------------------------------------------------------------------------------------
CLASS B
Sold                                     726,465      $  7,357,035      3,406,294      $ 37,480,696
Dividends and/or
distributions reinvested                 167,716         1,698,985        301,331         3,307,444
Redeemed                              (2,115,668)      (21,233,306)    (1,715,264)      (18,743,584)
                                    ---------------------------------------------------------------
Net increase (decrease)               (1,221,487)     $(12,177,286)     1,992,361       $22,044,556
                                    ===============================================================

---------------------------------------------------------------------------------------------------
CLASS C
Sold                                     218,864      $  2,206,041        856,519     $   9,406,000
Dividends and/or
distributions reinvested                  22,306           225,194         37,673           412,830
Redeemed                                (386,780)       (3,878,181)      (335,760)       (3,680,740)
                                    ---------------------------------------------------------------
Net increase (decrease)                 (145,610)     $ (1,446,946)       558,432       $ 6,138,090
                                    ===============================================================



================================================================================
3. UNREALIZED GAINS AND LOSSES ON SECURITIES

As of January 31, 2000, net unrealized depreciation on securities of $13,879,576 was composed of gross appreciation of $8,304,108, and gross depreciation of $22,183,684.

                 25      Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS  Unaudited/Continued

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets over $1 billion. Effective January 1, 2000, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.55% of average annual net assets. The Fund's management fees for the six months ended January 31, 2000, was 0.55% of the average annual net assets of each class of shares, annualized for periods of less than one full year.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

      The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



                          AGGREGATE          CLASS A      COMMISSIONS      COMMISSIONS      COMMISSIONS
                          FRONT-END        FRONT-END       ON CLASS A       ON CLASS B       ON CLASS C
                      SALES CHARGES    SALES CHARGES           SHARES           SHARES           SHARES
                         ON CLASS A      RETAINED BY      ADVANCED BY      ADVANCED BY      ADVANCED BY
SIX MONTHS ENDED             SHARES      DISTRIBUTOR      DISTRIBUTOR(1)   DISTRIBUTOR(1)   DISTRIBUTOR(1)
-------------------------------------------------------------------------------------------------------

January 31, 2000           $227,179          $52,614          $10,710       $210,820          $20,724



1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.



                                     CLASS A                     CLASS B                        CLASS C
                         CONTINGENT DEFERRED         CONTINGENT DEFERRED            CONTINGENT DEFERRED
                               SALES CHARGES               SALES CHARGES                  SALES CHARGES
SIX MONTHS ENDED     RETAINED BY DISTRIBUTOR     RETAINED BY DISTRIBUTOR        RETAINED BY DISTRIBUTOR
-------------------------------------------------------------------------------------------------------

January 31, 2000                         $--                    $250,571                         $6,172



The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                 26      Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2000, payments under the Class A Plan totaled $364,279, all of which was paid by the Distributor to recipients. That included $13,351 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the six months ended January 31, 2000, were as follows:

                                                                 DISTRIBUTOR'S       DISTRIBUTOR'S
                                                                     AGGREGATE        UNREIMBURSED
                                                                  UNREIMBURSED       EXPENSES AS %
                        TOTAL PAYMENTS     AMOUNT RETAINED            EXPENSES       OF NET ASSETS
                            UNDER PLAN      BY DISTRIBUTOR          UNDER PLAN            OF CLASS
--------------------------------------------------------------------------------------------------

Class B Plan                  $616,706            $500,195          $3,637,428                3.32%
Class C Plan                    79,122              33,072             211,983                1.51



                 27      Oppenheimer California Municipal Fund

NOTES TO FINANCIAL STATEMENTS Unaudited/ Continued

================================================================================
5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of January 31, 2000, the Fund had outstanding futures contracts as follows:



                                                                                  UNREALIZED
                            EXPIRATION      NUMBER OF      VALUATION AS OF      APPRECIATION
CONTRACT DESCRIPTION              DATE      CONTRACTS     JANUARY 31, 2000     (DEPRECIATION)
--------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Municipal Bond                 3/22/00            280          $25,392,500         $ 485,157
U.S. Long Bond                 3/22/00            150           13,832,813          (300,000)
                                                                               -------------
                                                                                    $185,157
                                                                               =============



================================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the six months ended January 31, 2000.

                 28      Oppenheimer California Municipal Fund





OPPENHEIMER CALIFORNIA MUNICIPAL FUND

--------------------------------------------------------------------------------------------------------------------------
OFFICERS AND TRUSTEES        Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board of Trustees
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Galli, Trustee
                             Phillip A. Griffiths, Trustee
                             Benjamin Lipstein, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Clayton K. Yeutter, Trustee
                             Christian D. Smith, Vice President
                             Andrew J. Donohue, Secretary
                             Brian W. Wixted, Treasurer
                             Robert G. Zack, Assistant Secretary
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer

--------------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISOR           OppenheimerFunds, Inc.

--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTOR                  OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER     OppenheimerFunds Services
SERVICING AGENT

--------------------------------------------------------------------------------------------------------------------------
CUSTODIAN OF                 Citibank, N.A.
PORTFOLIO SECURITIES

--------------------------------------------------------------------------------------------------------------------------
INDEPENDENT AUDITORS         KPMG LLP

--------------------------------------------------------------------------------------------------------------------------
LEGAL COUNSEL                Mayer, Brown & Platt

                             The financial  statements included herein have been
                             taken  from  the   records  of  the  Fund   without
                             examination of the independent auditors.

                             This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California Municipal Fund. For material information concerning the Fund, see the Prospectus.

                             SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                 29       Oppenheimer California Municipal Fund

INFORMATION AND SERVICES
--------------------------------------------------------------------------------
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                                                         [OPPENHEIMERFUNDS LOGO]

RS0790.001.0100  March 31, 2000

                -----------------------------------------------

                           Annual Report July 31, 1999

                -----------------------------------------------


                              O P P E N H E I M E R

                                   California
                                 Municipal Fund



                          [Photo of Checkbook Register]



                             [OppenheimerFunds Logo]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Report highlights
--------------------------------------------------------------------------------

[Begin: Sidebar Text]

Contents

 3 President's Letter

 5 An Interview
   with Your Fund's
   Manager

10 Fund Performance
----------------------------
14 Financial
   Statements

37 Independent
   Auditors' Report
----------------------------
38 Federal
   Income Tax
   Information

39 Officers and
   Trustees

40 Information and
   Services

[End: Sidebar Text]

o In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the reporting period.

o Our research-intensive security selection strategy helped us find areas of opportunity and helped avoid potential problems.

o As of July 31, long-term California municipal bonds provided more than 90% of the yield of long-term U.S. Treasury securities, making them attractive values by historical measures.

Avg Annual Total Returns
For the 1-Year Period
Ended 7/31/99

Class A
Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
1.59%           -3.24%
-----------------------------

Class B
Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
0.82%           -4.02%
-----------------------------

Class C
Without         With
Sales Chg.(1)   Sales Chg.(2)
-----------------------------
0.73%           -0.24%
-----------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.
1. Includes changes in net asset value per share without deducting any sales charges.
2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                  2   Oppenheimer California Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

[Photo of Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
California Municipal Fund

In many ways, the 1999 investment environment has, so far, unfolded as many expected it would, producing both attractive opportunities and formidable challenges for investors.
      On the economic front, early worries about the effects of global weakness in the wake of last year's credit and currency crises have abated. Instead, as many economies around the world begin to strengthen, concerns now center around whether the U.S. economy may be growing too quickly. Throughout the year, consumers in the United States have continued to spend and borrow heavily, more than offsetting any temporary slowdown in the industrial and export sectors.
      The economy's strength has not gone unnoticed by the nation's monetary policymakers. In an effort to ward off emerging inflationary pressures, the Federal Reserve Board increased short-term interest rates this past summer.
      Market reaction to robust economic growth has been mixed. The U.S. bond market has generally declined, as fixed income investors became increasingly concerned about the effects of rising interest rates.
      In the stock market, the performance of large-capitalization growth stocks, which has driven the market's advance over the past few years, has begun to moderate, and many previously out-of-favor value-oriented, mid-cap and small-cap stocks have rallied. At the same time, a healthy percentage of actively managed, diversified portfolios have once again begun to outperform unmanaged stock indices such as Standard & Poor's 500.

                                                                  (over, please)

                  3   Oppenheimer California Municipal Fund

At OppenheimerFunds, we applaud the Fed's pre-emptive strike against inflation. In our view, history has repeatedly demonstrated that most financial assets do best in a low-inflation environment. What's more, we believe that the move to higher interest rates should be temporary.
      One recent development is quite troublesome to us however: the increasing popularity of "day trading" among individuals seeking to make fast money in a volatile stock market. In our opinion, day trading is not investing, it is gambling. Experience proves that without extensive research and analysis, attempting to time short-term price swings is a fool's errand. Instead, we continue to encourage investors to maintain a long-term perspective that is measured in years, not days.
      Finally, while we remain alert to the potential impact of the Y2K issue, we are encouraged by the progress made in addressing the matter. At OppenheimerFunds, our shareholder accounting systems are already Y2K compliant, and we have successfully participated in all required industry-wide tests. We intend to continue re-testing our systems in order to help further protect against any potential problems. After all, whether in our computer accounting systems or the financial markets, managing risk is an important part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
August 20, 1999

                  4   Oppenheimer California Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

[Photo of Portfolio Management Team]
Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)
Jerry Webman

How did Oppenheimer California Municipal Fund perform during the one-year period that ended July 31, 1999?
We are pleased with the Fund's performance over the fiscal year. We attribute the Fund's performance to our conservative investment strategy in a rapidly changing investment environment. In fact, market conditions during the final six months of 1998 and the first half of 1999 were, in many respects, direct opposites of each other. The final six months of 1998 were generally characterized by recessionary economic conditions throughout much of the world, declining interest rates in the United States and less restrictive monetary policies worldwide. In contrast, the first half of 1999 saw signs of global economic recovery, rising domestic interest rates and, ultimately, a tighter monetary policy in the United States.

How did these economic conditions affect California's municipal bond market?
In stark contrast to U.S. Treasury securities, municipal bond prices were remarkably stable throughout the one-year reporting period. In the first half of the period, global economic uncertainty triggered a "flight to quality" among U.S. and foreign investors. This created unprecedented demand for U.S. Treasury securities, driving their prices up and their yields down (prices and yields move in opposite directions). However, because municipal bonds do not provide tax advantages to foreign investors, municipals did not benefit to the same extent. As a result, U.S. Treasury securities significantly outperformed triple-A rated municipal bonds with comparable maturities.

                   5   Oppenheimer California Municpal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

[Begin: Sidebar Text]

"Municpal bonds
endured
significantly
less volatility
than other
high-quality,
fixed income
securities
over the
past year."

[End: Sidebar Text]

In the second half of the reporting period, while municipal bonds remained stable, prices of U.S. Treasury securities declined sharply, giving back all of their previous gains. As the economy grew stronger, investors regained their confidence and sold their Treasury bonds in order to return to riskier financial assets such as stocks and corporate bonds. Consequently, municipal bonds provided higher total returns than U.S. Treasuries.
      In our opinion, municipal bonds' relative stability is the result of supply-and-demand factors. Strong economic conditions in California reduced many municipalities' need to borrow, leading to a modestly diminished supply of tax-exempt bonds. Yet, demand remained high from investors seeking to minimize their income tax liabilities. This supply-and-demand relationship helped support the stability of California's municipal bond prices and yields.

Did you find compelling values in this market environment?
Yes. Long-term, tax-exempt municipal bond yields have been high relative to yields of long-term, taxable U.S. Treasury securities. In fact, by mid-1999, California municipal bond yields were more than 90% of comparable Treasury yields. As a result, we believe that California municipal bonds have provided excellent after-tax values compared to historical norms.

                   6   Oppenheimer California Municpal Fund

[Begin: Sidebar Text]


Avg Annual Total Returns
For the Periods Ended 6/30/991

Class A
1 year  5 year  10 year
-------------------------
-2.96%  5.85%   6.54%
-------------------------

Class B
                Since
1 year  5 year  Inception
-------------------------
-3.65%  5.75%   4.85%
-------------------------

Class C
                Since
1 year  5 year  Inception
-------------------------
0.15%   N/A     5.04%
-------------------------

[End: Sidebar Text]


How did you manage the Fund in this environment?
We attempted to manage the risks of changing interest rates and emphasized those sectors of the municipal bond market that we expected to benefit most from prevailing economic and market conditions. This strategy led us to areas of opportunity that we believe will benefit from California's growing population, including residential land development and adult living facilities. Residential land development bonds finance the basic infrastructure for new housing construction. Adult living facilities are residential housing projects designed to meet the unique demands of a growing population of aging Americans who want amenities tailored to their lifestyles.
      Our strategy also led us to avoid certain issuers, such as hospitals, which have been subject to financial pressures because of an unfavorable regulatory and legislative environment, including cutbacks in Medicaid and Medicare. We also tended to avoid bonds issued by utilities that are in the midst of industry-wide deregulation.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 11/3/88. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 5/3/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 11/1/95. Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.



                  7   Oppenheimer California Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

[Begin: Sidebar Text]

Standardized Yields(2)
For the 30 Days Ended 7/31/99
------------------------------
Class A                  4.44%
------------------------------
Class B                  3.90
------------------------------
Class C                  3.90
------------------------------

[End: Sidebar Text]


Throughout the reporting period, we mostly targeted a neutral average duration--which is a measure of sensitivity to changes in interest rates. When interest rates declined in 1998, our neutral position constrained performance slightly compared to portfolios with longer durations. However, when interest rates rose in 1999, our neutral position helped shelter the portfolio from some of the impact affecting investors who had previously adopted a longer, more aggressive duration strategy.

What is your outlook for the municipal bond market and the Fund?
We remain cautiously optimistic. First, we believe that municipal bonds are attractively valued relative to comparable taxable securities, and should benefit as that relationship returns to more normal levels. Second, California has benefited greatly from the recent strength of the U.S. economy, which has enabled many of its municipalities to put their fiscal houses in good order. This should help reduce the risk of credit downgrades.







2. Standardized yield is based on net investment income for the 30-day period ended July 31, 1999. Falling share prices will tend to artificially raise yields.

                  8   Oppenheimer California Municipal Fund

[Begin: Sidebar Text]
[Begin: Tabular Representation of Pie Chart]

Credit Allocation(3)

AAA             44.9%
AA               8.7
A               11.1
BBB             28.2
BB               6.3
B                0.8

[End: Tabular Representation of Pie Chart]
[End: Sidebar Text]

On the other hand, we remain concerned about rising interest rates. Accordingly, we intend to continue to monitor the economic environment carefully. If the economy continues to grow at an unsustainable rate, we may position the portfolio to reduce the adverse effects of potentially higher interest rates. We believe that these credit-conscious, risk management strategies make Oppenheimer California Municipal Fund an important part of The Right Way to Invest.

Top 5 Industries
(Percentage of invested assets)(4)
---------------------------------------------------------
Special Assessment                                  26.2%
---------------------------------------------------------
Single-Family Housing                               12.0
---------------------------------------------------------
Municipal Leases                                     9.3
---------------------------------------------------------
Highways                                             9.2
---------------------------------------------------------
Hospital/Healthcare                                  7.9
---------------------------------------------------------



3. Portfolio data are as of July 31, 1999, are dollar-weighted based on invested assets and are subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk of default. Average credit quality and ratings allocations include securities rated by national ratings organizations as well as unrated securities (currently 14.2% of total investments) which have ratings assigned by the Manager in categories equivalent to those of ratings organizations.
4. Industry weightings are as of July 31, 1999, and are subject to change.



                  9  Oppenheimer California Municipal Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended July 31, 1999, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
      [square bullet] Management's Discussion of Performance.
During the Fund's fiscal year that ended July 31, 1999, Oppenheimer California Municipal Fund performed relatively well, despite the fact that the overall bond market weakened considerably in 1999. The weakness in the bond market stemmed from signs of continuing strong economic growth, which could cause inflation to reemerge. However, the Fund benefited from a reduced supply of new tax-exempt bond issues relative to robust demand from investors seeking to manage their income tax liabilities. This reduction in issuance was primarily a result of strong economic conditions throughout the United States, which helped curtail California's need to borrow. In this environment, the Fund continued to adhere to its long-standing strategy of holding a diversified portfolio of municipal bonds selected after extensive research into their issuers' credit quality. The Fund's portfolio holdings, allocations and strategies are subject to change.



                  10   Oppenheimer California Municipal Fund

      [square bullet] Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held from the inception of the class until July 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B shares, performance is measured from the inception of the class on May 3, 1993, and in the case of Class C shares, from the inception of the class on November 1, 1995. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
      Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to that of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index.

                  11   Oppenheimer California Municipal Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class A) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]


              Oppenheimer California      Lehman Brothers Municipal
              Municipal Fund Class A      Bond Index
11.3.88        9525                       10000
12.31.88       9661                       10010
12.31.89      10783                       11090
12.31.90      11470                       11898
12.31.91      12724                       13343
12.31.92      13777                       14519
12.31.93      15604                       16302
12.31.94      14279                       15460
12.31.95      17100                       18158
7.31.96(1)    17158                       18241
7.31.97       19063                       20111
7.31.98       20142                       21316
7.31.99       20463                       21929

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class AShares of the Fund at 7/31/99(2)
1 Year  -3.24%        5 Year  5.42%         10 Year  6.40%



Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class B) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]

              Oppenheimer California      Lehman Brothers Municipal
              Municipal Fund Class B      Bond Index
5.3.93        10000                       10000
12.31.93      10656                       10718
12.31.94       9656                       10164
12.31.95      11486                       11938
7.31.96(1)    11474                       11993
7.31.97       12651                       13222
7.31.98       13267                       14015
7.31.99       13375                       14418

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class BShares of the Fund at 7/31/99(3)
1 Year  -4.02%        5 Year  5.32%         Life  4.77%

                  12   Oppenheimer California Municipal Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer California Municipal Fund (Class C) and Lehman Brothers Municipal Bond Index

[Begin: Tablular Representation of Line Chart]

              Oppenheimer California      Lehman Brothers Municipal
              Municipal Fund Class C      Bond Index
11.1.95       10000                       10000
12.31.95      10290                       10264
7.31.96(1)    10271                       10310
7.31.97       11324                       11367
7.31.98       11876                       12049
7.31.99       11963                       12395

[End: Tablular Representation of Line Chart]

Average Annual Total Return of Class CShares of the Fund at 7/31/99(4)
1 Year  -0.24%        Life  4.90%

Total returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the Lehman Brothers Municipal Bond Index in the graphs begins on 10/31/88 for Class A, 4/30/93 for Class B and 10/31/95 for Class C.
1. The Fund changed its fiscal year-end from December 31 to July 31.
2. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
3. Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns are shown net of the applicable 5% (1-year) and 1% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.
4. Class C shares of the Fund were first publicly offered on 11/1/95. The 1-year period is shown net of the applicable 1% contingent deferred sales charge.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.



                  13   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  July 31, 1999
--------------------------------------------------------------------------------


                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face          Market Value
                                                     (Unaudited)     Amount        See Note 1
==============================================================================================
Municipal Bonds and Notes--99.6%
----------------------------------------------------------------------------------------------
California--94.8%
Anaheim, CA PFAU Lease RB, Public
Improvements Project, Sub. Lien, Series C,
FSA Insured, Zero Coupon, 5.27%, 9/1/20(1)           Aaa/AAA/AAA     $17,630,000   $ 5,450,843
----------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB, MBIA Insured,
Inverse Floater, 12.30%, 12/28/18(2)                 Aaa/AAA           3,000,000     3,615,000
----------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta Bates Medical Center,
Prerefunded, Series A, 6.50%, 12/1/11                A2/NR             4,500,000     4,849,785
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, American
Baptist Homes, Series A, 6.20%, 10/1/27              NR/BBB            6,000,000     6,223,860
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Episcopal
Homes Foundation, 5.125%, 7/1/18                     NR/A-             5,900,000     5,539,274
----------------------------------------------------------------------------------------------
CA Assn. of Bay Area Governments FAU for
Non-profit Corps. Refunding COP, Rhonda Haas
Goldman Plaza, 5.125%, 5/15/23                       NR/A+             2,300,000     2,147,119
----------------------------------------------------------------------------------------------
CA CDAU Lease RB, United Airlines,
Series A, 5.70%, 10/1/33                             Baa3/BB+          9,185,000     9,143,025
----------------------------------------------------------------------------------------------
CA Community College FAU Lease RB,
West Valley Mission Community College,
MBIA Insured, 5.625%, 5/1/22                         Aaa/AAA           3,585,000     3,630,279
----------------------------------------------------------------------------------------------
CA Educational FA RRB, Los Angeles
College Chiropractic, 5.60%, 11/1/17                 Baa2/NR           1,000,000       994,820
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RB, Sr. Lien, Prerefunded, Series A, 6.50%, 1/1/32   Baa3/BBB-/BBB     4,600,000     5,144,410
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 5.98%, 1/15/21(1)(3)               Baa3/BBB-/BBB     7,500,000     2,080,875
----------------------------------------------------------------------------------------------
CA Foothill/Eastern Corridor Agency Toll Road
RRB, Zero Coupon, 6%, 1/15/22(1)(3)                  Baa3/BBB-/BBB     7,500,000     1,957,650
----------------------------------------------------------------------------------------------
CA GOB, 5%, 10/1/27                                  Aa3/A+/AA-        2,000,000     1,861,520
----------------------------------------------------------------------------------------------
CA GOB, MBIA Insured, 5%, 8/1/24                     Aaa/AAA/AAA       6,000,000     5,622,060
----------------------------------------------------------------------------------------------
CA HFA RB, Series A, 7.35%, 8/1/11                   Aa2/AA-              75,000        78,302
----------------------------------------------------------------------------------------------
CA HFA RB, Series C, 7.60%, 8/1/30                   Aa2/AA-             940,000       957,913
----------------------------------------------------------------------------------------------
CA HFA RB, Series E-1, 6.45%, 2/1/12                 Aa2/AA-             750,000       790,492
----------------------------------------------------------------------------------------------
CA HFA RB, Series M, MBIA Insured,
5.60%, 8/1/29                                        Aaa/AAA           2,500,000     2,496,375
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83, Inverse
Floater, 9.045%, 8/1/25(2)                           NR/AAA            4,000,000     4,401,600
----------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C, 6.75%, 2/1/25               Aa2/AA-           9,730,000    10,232,944



                  14   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
CA HFFAU RB, Los Angeles Children's Hospital,
Prerefunded, Series A, 7.125%, 6/1/21                Aaa/NR           $1,000,000    $1,076,060
----------------------------------------------------------------------------------------------
CA HFFAU RRB, Kaiser Permanente,
Series B, 5%, 10/1/18                                A3/A              3,500,000     3,241,245
----------------------------------------------------------------------------------------------
CA Infrastructure & ED Bank RB, American
Center for Wine, Food & Arts, 5.75%, 12/1/24         NR/A /A           5,000,000     4,969,850
----------------------------------------------------------------------------------------------
CA Intermodal Container Transfer Facility Joint
PAU RRB, Southern Pacific Transportation Co.,
Series A, 7.70%, 11/1/14                             A3/A-             1,000,000     1,027,910
----------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North Cnty. Recycling
Center, Escrowed to Maturity, Series A,
6.75%, 7/1/11                                        Aaa/NR              500,000       544,340
----------------------------------------------------------------------------------------------
CA PWBL RB, State Prison Department of
Corrections, Series E, FSA Insured, 5.50%, 6/1/15    Aaa/AAA/AAA       3,000,000     3,127,410
----------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM RB, Mtg.-Backed
Securities Program, Series B-5, 6.35%, 12/1/29       NR/AAA            3,080,000     3,290,826
----------------------------------------------------------------------------------------------
CA Saddleback Community College District
Refunding COP, BIG Insured, 7%, 8/1/19               Aaa/AAA           1,000,000     1,020,100
----------------------------------------------------------------------------------------------
CA SCDAU COP, Children's Hospital-Los Angeles,
5.25%, 8/15/29                                       A1/A+             5,000,000     4,701,950
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/17                                       NR/BBB            5,500,000     5,231,600
----------------------------------------------------------------------------------------------
CA SCDAU COP, The Internext Group,
5.375%, 4/1/30                                       NR/BBB            8,500,000     7,847,455
----------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP,
Inverse Floater, 7.575%, 11/1/15(2)                  A1/NR             6,600,000     6,327,750
----------------------------------------------------------------------------------------------
Campbell, CA Refunding COP, Civic Center
Project, Prerefunded Balance, 6.75%, 10/1/17         A /A              1,130,000     1,218,061
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Ladera No. 98-2, 5.70%, 9/1/20                       NR/NR             5,000,000     4,844,800
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Bonds,
Prerefunded, No. 92-1, 7.10%, 9/1/21                 NR/NR             3,250,000     3,838,575
----------------------------------------------------------------------------------------------
Capistrano, CA USD CFD SPTX Refunding
Bonds, Las Flores No. 92-1, MBIA Insured,
5%, 9/1/23                                           Aaa/AAA/AAA       1,000,000       938,090
----------------------------------------------------------------------------------------------
Central CA Joint Powers Health FAU COP,
Community Hospitals of Central California
Project, 5%, 2/1/23                                  Baa1/NR           5,090,000     4,601,258
----------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB, Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10(1)                        Aaa/AAA           2,000,000     1,154,120
----------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB, Redevelopment
Projects, Series B, 5.875%, 8/1/27                   NR/NR             3,700,000     3,575,421



                  15   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 5.75%, 8/1/10                              NR/NR            $  815,000    $  820,542
----------------------------------------------------------------------------------------------
Commerce, CA Community Development
Commission TXAL Refunding Bonds,
Redevelopment Project No. 1, Sub. Lien,
Series B, 6%, 8/1/21                                 NR/NR             2,800,000     2,789,836
----------------------------------------------------------------------------------------------
Commerce, CA Joint Powers FAU Lease RB,
Community Center, Series A, 6.25%, 10/1/22           Baa2/NR           1,410,000     1,462,198
----------------------------------------------------------------------------------------------
Compton, CA Refunding COP, Civic Center &
Capital Improvements, Series A, 5.50%, 9/1/15        NR/BBB            3,000,000     2,938,740
----------------------------------------------------------------------------------------------
Davis, CA Public Facilities FAU Local Agency
RRB, Mace Ranch Area, Series A, 6.60%, 9/1/25        NR/NR             5,000,000     5,182,100
----------------------------------------------------------------------------------------------
Delta Cnty., CA Home Mtg. FAU SFM RB,
Series A, 5.35%, 6/1/24                              Aaa/AAA/AAA       4,605,000     4,475,231
----------------------------------------------------------------------------------------------
Duarte, CA COP, City of Hope National
Medical Center, 6.25%, 4/1/23                        Baa1/AAA          4,500,000     4,902,930
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/18(1)              Aaa/AAA           6,000,000     2,089,320
----------------------------------------------------------------------------------------------
Escondido, CA Union High SDI CAP GOB, MBIA
Insured, Zero Coupon, 6.20%, 11/1/19(1)              Aaa/AAA           2,000,000       654,140
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/19                             NR/BBB+           1,345,000     1,310,528
----------------------------------------------------------------------------------------------
Fontana, CA RA TXAL Refunding Bonds,
Jurupa Hills Redevelopment Project,
Series A, 5.50%, 10/1/27                             NR/BBB+           6,040,000     5,842,311
----------------------------------------------------------------------------------------------
Huntington Park, CA PFAU Lease RRB,
Wastewater System Project, Series A,
6.20%, 10/1/25                                       NR/NR             3,000,000     3,014,490
----------------------------------------------------------------------------------------------
Industry, CA Improvement Bond Act of 1915
SPAST GOB, Prerefunded, District No. 91-1,
7.65%, 9/2/21                                        NR/NR             1,750,000     1,952,352
----------------------------------------------------------------------------------------------
Irvine, CA Improvement Bond Act of 1915
SPAST GOB, District 94-13-Group One,
5.50%, 9/22/22                                       NR/NR             2,500,000     2,365,600
----------------------------------------------------------------------------------------------
Laguna Salada, CA USD CAP GOB, Series B,
FGIC Insured, Zero Coupon, 5.30%, 8/1/22(1)          Aaa/AAA/AAA       3,035,000       845,490
----------------------------------------------------------------------------------------------
Lake Elsinore, CA PFAU TXAL Bonds,
Series A, 5.50%, 9/1/30                              NR/BBB            5,000,000     4,699,450


                  16   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face          Market Value
                                                     (Unaudited)      Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Lake Elsinore, CA School FAU SPTX RRB,
Horsethief Canyon, 5.625%, 9/1/16                    NR/NR            $4,760,000    $4,580,405
----------------------------------------------------------------------------------------------
Long Beach, CA Water RRB, Series A,
MBIA Insured, 5%, 5/1/24                             Aaa/AAA           7,090,000     6,644,961
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.58%, 3/1/12(1)               Baa1/BBB/A-       1,700,000       842,622
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.92%, 9/1/10(1)               Baa1/BBB/A-       5,960,000     3,278,358
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 6.95%, 9/1/11(1)               Baa1/BBB/A-       2,900,000     1,492,021
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 7.03%, 9/1/13(1)               Baa1/BBB/A-       4,500,000     2,034,675
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP COP, Disney Parking
Project, Zero Coupon, 5.16%, 9/1/14(1)               Baa1/BBB/A-       7,260,000     3,080,128
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB, First
Tier-Property A, Series A, FSA Insured, 5%, 7/1/15   Aaa/AAA/AAA       5,000,000     4,879,200
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU Sales Tax RRB,
Series A, FSA Insured, 5%, 7/1/14                    Aaa/AAA/AAA       5,000,000     4,919,800
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU Lease
RB, Multiple Capital Facilities Project V,
Series A, AMBAC Insured, 5.125%, 6/1/17              Aaa/AAA           1,965,000     1,922,163
----------------------------------------------------------------------------------------------
Los Angeles Cnty., CA Public Works FAU RRB,
Regional Park & Open Space District,
Series A, 5%, 10/1/16(4)                             Aa3/AA            7,600,000     7,356,952
----------------------------------------------------------------------------------------------
Los Angeles, CA Harbor Department RB,
Series B, 5.375%, 11/1/23                            Aa3/AA/AA         5,000,000     4,841,600
----------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB, Series B,
FGIC Insured, 5%, 7/1/23                             Aaa/AAA/AAA       5,000,000     4,691,500
----------------------------------------------------------------------------------------------
Oakland, CA RA TXAL Refunding Bonds,
MBIA Insured, 5.95%, 9/1/19(5)                       Aaa/AAA           8,600,000     9,040,578
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 86-2 SPTX
Refunding Bonds, Rancho Santa Margarita,
Series A, 5.55%, 8/15/17                             NR/NR             1,000,000       974,410
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.10%, 8/15/05   NR/AAA            1,440,000     1,594,915
----------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No. 88-1 SPTX Bonds,
Aliso Viejo, Prerefunded, Series A, 7.35%, 8/15/18   NR/AAA            7,000,000     7,802,760
----------------------------------------------------------------------------------------------
Orange Cnty., CA Improvement Bond Act of
1915 RRB, Irvine Coast Assessment District,
No. 88-1-A, 5.50%, 9/2/16                            NR/NR             3,000,000     2,973,630



                  17   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face          Market Value
                                                     (Unaudited)     Amount        See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Orange Cnty., CA Improvement Bond Act of
1915 SPAST GOB, Assessment No. 88-1,
6.25%, 9/2/18                                        NR/NR           $ 2,300,000   $ 2,326,404
----------------------------------------------------------------------------------------------
Palm Springs, CA COP, Escrowed to Maturity,
Sub. Lien, Series B, Zero Coupon,
5.54%, 4/15/21(1)                                    NR/AAA           15,000,000     4,520,700
----------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL Refunding Bonds,
Los Medanos Community Development
Project, Sub. Lien, 6.20%, 8/1/19                    NR/BBB            2,500,000     2,630,325
----------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX RB, Jr. Lien,
Series B, 6.60%, 9/1/15                              NR/NR             1,600,000     1,641,776
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series A, 7.60%, 5/1/23                              Aaa/AAA           4,500,000     5,644,350
----------------------------------------------------------------------------------------------
Pomona, CA SFM RRB, Escrowed to Maturity,
Series B, 7.50%, 8/1/23                              Aaa/AAA             500,000       625,050
----------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 6.15%, 8/1/15                               Aaa/AAA           2,000,000     2,190,760
----------------------------------------------------------------------------------------------
Port Oakland, CA Port RB, Series G, MBIA
Insured, 5.375%, 11/1/25                             Aaa/AAA/AAA      10,650,000    10,371,502
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
FGIC Insured, Inverse Floater, 7.97%, 6/1/19(2)      Aaa/AAA/AAA       4,000,000     4,135,000
----------------------------------------------------------------------------------------------
Redding, CA Electric System Revenue COP,
MBIA Insured, Inverse Floater, 9.339%, 7/8/22(2)     Aaa/AAA           2,500,000     3,040,625
----------------------------------------------------------------------------------------------
Richmond, CA Improvement Bond Act of 1915
GORB, Reassessment District No. 855,
6.60%, 9/2/19                                        NR/NR             1,500,000     1,545,450
----------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17                           NR/NR             3,000,000     3,186,150
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU Refunding COP,
5.75%, 5/15/19                                       NR/BBB-           2,100,000     2,079,735
----------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU TXAL RRB,
Redevelopment Projects, Series A,
5.625%, 10/1/33                                      Baa2/BBB-         6,600,000     6,491,166
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12        NR/NR             3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/20        NR/NR             3,000,000     3,367,320
----------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM RB, Escrowed to
Maturity, Series A, 7.80%, 5/1/21                    Aaa/AAA           4,285,000     5,546,675
----------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM RB, Escrowed to
Maturity, 8%, 7/1/16(4)                              Aaa/AAA          10,000,000    12,944,900


                  18   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face           Market Value
                                                     (Unaudited)     Amount         See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
Sacramento Cnty., CA SPTX Refunding Bonds,
CFD No. 1, 5.70%, 12/1/20                            NR/NR           $ 2,000,000    $1,938,420
----------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.50%, 7/1/14              NR/BBB-/NR        5,000,000     5,631,600
----------------------------------------------------------------------------------------------
Sacramento, CA MUD Electric RRB, FGIC
Insured, Inverse Floater, 9.325%, 8/15/18(2)         Aaa/AAA/AAA       5,500,000     6,235,625
----------------------------------------------------------------------------------------------
Sacramento, CA PAU RB, Cogeneration
Project, 6%, 7/1/22                                  NR/BBB-           7,300,000     7,453,592
----------------------------------------------------------------------------------------------
San Bernardino Cnty., CA COP, Medical
Center Financing Project, MBIA Insured,
5.50%, 8/1/17                                        Aaa/AAA           5,250,000     5,404,717
----------------------------------------------------------------------------------------------
San Diego Cnty., CA COP, MBIA Insured,
Inverse Floater, 8.896%, 11/18/19(2)                 A1/A              2,000,000     2,202,500
----------------------------------------------------------------------------------------------
San Diego Cnty., CA Water Authority Revenue
COP, Prerefunded, Series 91-B, MBIA Insured,
Inverse Floater, 9.12%, 4/8/21(2)                    Aaa/AAA           3,000,000     3,630,000
----------------------------------------------------------------------------------------------
San Diego, CA Convention Center Expansion
FAU Lease RB, Series A, 5.25%, 4/1/16                Aaa/AAA/AAA       3,000,000     2,984,940
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Issue 22, AMBAC
Insured, 5%, 5/1/19                                  Aaa/AAA/AAA         235,000       220,797
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. International
Airport Commission RB, Series 84, AMBAC
Insured, Inverse Floater, 6.145%, 5/1/19(2)          NR/AAA            4,750,000     4,175,820
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C,
Zero Coupon, 5.10%, 8/1/11(1)                        A2/A              2,350,000     1,218,875
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.15%, 8/1/12(1)                             A2/A              2,350,000     1,142,382
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, CAP
Redevelopment Projects, Series C, Zero
Coupon, 5.25%, 8/1/14(1)                             A2/A              2,350,000     1,006,129
----------------------------------------------------------------------------------------------
San Francisco, CA City & Cnty. Redevelopment
FAU TXAL Refunding Bonds, Series C, Zero
Coupon, 5%, 8/1/10(1)                                A2/A              2,350,000     1,302,652
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A,
0%/5.75%, 1/15/21(6)                                 Baa3/BBB-/BBB    11,800,000     7,620,558


                  19   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch       Face         Market Value
                                                     (Unaudited)     Amount       See Note 1
----------------------------------------------------------------------------------------------
California  (continued)
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA
Insured, Zero Coupon, 5.73%, 1/15/25(1)              Aaa/AAA/AAA     $18,250,000  $  4,386,570
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, 5%, 1/1/33            Baa3/BBB-/BBB     8,000,000     7,161,920
----------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road RB, Sr. Lien, Prerefunded,
6.75%, 1/1/32                                        Aaa/AAA/AAA       7,000,000     7,718,480
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Inner-City Commuter,
Series C, 5.60%, 9/1/19                              NR/BBB            3,060,000     2,959,601
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.50%, 9/1/15                              NR/NR             1,000,000       953,760
----------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB, Mainplace Project,
Series D, 5.60%, 9/1/19                              NR/NR             1,000,000       950,250
----------------------------------------------------------------------------------------------
Santa Margarita/Dana Point, CA Authority RB,
Improvement Districts 3-3A-4-4A, Series B,
MBIA Insured, 7.25%, 8/1/14                          Aaa/AAA             680,000       833,864
----------------------------------------------------------------------------------------------
Southern CA Home FAU SFM RB,
Series A, 7.35%, 9/1/24                              NR/AAA            1,340,000     1,393,761
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RB, Inverse Floater,
7.419%, 10/30/20(2)                                  Aa2/AA            3,300,000     3,291,750
----------------------------------------------------------------------------------------------
Southern CA Metropolitan Water District
Waterworks RRB, Series A, 4.75%, 7/1/22              Aa2/AA           10,000,000     9,011,100
----------------------------------------------------------------------------------------------
Southern CA PPAU Transmission Project RB,
Inverse Floater, 7.615%, 7/1/12(2)                   Aa3/A+            1,900,000     2,101,875
----------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2 SPTX RRB,
Brookside Estates, 6.20%, 8/1/15                     NR/NR             1,750,000     1,780,870
----------------------------------------------------------------------------------------------
Temecula, CA CFD No. 88-12-A SPTX
Refunding Bonds, 5.625%, 9/1/17                      NR/NR             2,175,000     2,125,454
----------------------------------------------------------------------------------------------
Tustin, CA USD CFD No. 88-1 SPTX RB,
Prerefunded, Series B, 6.375%, 9/1/21                NR/NR             3,500,000     3,978,520
----------------------------------------------------------------------------------------------
University of CA Regents RB, Multiple Purpose
Projects, Prerefunded, Series A, 6.875%, 9/1/16      NR/AAA            1,950,000     2,149,388
----------------------------------------------------------------------------------------------
West Sacramento, CA Improvement Bond Act of
1915 SPAST Refunding Bonds, 5.60%, 9/2/17            NR/NR             2,000,000     1,938,020
----------------------------------------------------------------------------------------------
Yuba City, CA USD Refunding COP,
Series A, 5%, 2/1/17                                 Aaa/AAA           3,010,000     2,909,496
                                                                                  ------------
                                                                                   441,559,397



                  20   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/
                                                     S&P/Fitch        Face        Market Value
                                                     (Unaudited)      Amount      See Note 1
----------------------------------------------------------------------------------------------
U.S. Possessions--4.8%
Guam PAU RB, Series A, 6.625%, 10/1/14               NR/BBB           $2,000,000  $  2,241,980
----------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.794%, 7/1/08(2)                   Aaa/AAA           3,500,000     3,815,000
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/13                         Aaa/AAA/AAA       3,000,000     3,144,390
----------------------------------------------------------------------------------------------
PR CMWLTH HTAU RRB, Series A,
AMBAC Insured, 5.50%, 7/1/14                         Aaa/AAA/AAA       3,500,000     3,657,920
----------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded, Series P, 7%, 7/1/21        Baa1/BBB+         4,000,000     4,305,560
----------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable Housing Mtg
Portfolio I, 6.25%, 4/1/29                           Aaa/AAA           2,440,000     2,531,256
----------------------------------------------------------------------------------------------
PR Housing Finance Corp. SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22                            Aaa/AAA             275,000       286,209
----------------------------------------------------------------------------------------------
PR Industrial, Medical & Environmental
PC Facilities Tourist RB, Mennonite General
Hospital Project, Series A, 6.50%, 7/1/12            NR/BBB-/BBB       2,350,000     2,468,157
                                                                                  ------------
                                                                                    22,450,472

----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $451,843,264)                             99.6%  464,009,869
----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                              0.4     1,979,775
                                                                       ---------  ------------
Net Assets                                                                 100.0% $465,989,644
                                                                       =========  ============


To simplify the listings of securities, abbreviations are used per the table below:

CAP    -- Capital Appreciation                     PAU   -- Power Authority
CDAU   -- Communities Development Authority        PC    -- Pollution Control
CFD    -- Community Facilities District            PCFAU -- Pollution Control Finance Authority
CMWLTH -- Commonwealth                             PFAU  -- Public Finance Authority
COP    -- Certificates of Participation            PPAU  -- Public Power Authority
ED     -- Economic Development                     PWBL  -- Public Works Board Lease
EPAU   -- Electric Power Authority                 RA    -- Redevelopment Agency
FA     -- Facilities Authority                     RB    -- Revenue Bonds
FAU    -- Finance Authority                        RRB   -- Revenue Refunding Bonds
GOB    -- General Obligation Bonds                 SCDAU -- Statewide Communities Development Authority
GORB   -- General Obligation Refunding Bonds       SDI   -- School District
HF     -- Health Facilities                        SFM   -- Single Family Mortgage
HFA    -- Housing Finance Agency                   SPAST -- Special Assessment
HFFAU  -- Health Facilities Finance Authority      SPTX  -- Special Tax
HTAU   -- Highway & Transportation Authority       SWD   -- Solid Waste Disposal
MTAU   -- Metropolitan Transportation Authority    TXAL  -- Tax Allocation
MUD    -- Municipal Utility District               USD   -- Unified School District


                  21   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments  (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floaters" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $46,972,545 or 10.08% of the Fund's net assets as of July 31, 1999.
3. When-issued security to be delivered and settled after July 31, 1999.
4. Securities with an aggregate market value of $1,808,680 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.
6. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

As of July 31, 1999, securities subject to the alternative minimum tax amount to $77,814,717 or 16.70% of the Fund's net assets.

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                             Market Value     Percent
-----------------------------------------------------------------------------
Special Assessment                                   $121,100,182        26.2%*
-----------------------------------------------------------------------------
Single-Family Housing                                  55,695,885        12.0
-----------------------------------------------------------------------------
Municipal Leases                                       43,363,362         9.3
-----------------------------------------------------------------------------
Highways                                               42,872,773         9.2
-----------------------------------------------------------------------------
Hospital/Healthcare                                    36,689,836         7.9
-----------------------------------------------------------------------------
Adult Living Facilities                                35,803,683         7.7
-----------------------------------------------------------------------------
Electric Utilities                                     35,145,857         7.6
-----------------------------------------------------------------------------
General Obligation                                     22,923,910         4.9
-----------------------------------------------------------------------------
Water Utilities                                        22,577,811         4.9
-----------------------------------------------------------------------------
Marine/Aviation Facilities                             20,637,629         4.4
-----------------------------------------------------------------------------
Sales Tax                                               9,799,000         2.1
-----------------------------------------------------------------------------
Corporate Backed                                        9,143,025         2.0
-----------------------------------------------------------------------------
Higher Education                                        6,774,486         1.5
-----------------------------------------------------------------------------
Education                                                 938,090         0.2
-----------------------------------------------------------------------------
Resource Recovery                                         544,340         0.1
                                                     ------------       -----
Total                                                $464,009,869       100.0%
                                                     ============       =====

*Securities with a market value of $22,353,273 or 18.46% of total investments at value are represented by pre-refunded securities, collateralized by U.S. government securities.

See accompanying Notes to Financial Statements.

                  22   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  July 31, 1999
--------------------------------------------------------------------------------


=======================================================================================
Assets
Investments, at value (cost $451,843,264)--see accompanying statement      $464,009,869
---------------------------------------------------------------------------------------
Cash                                                                            187,500
---------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                      6,445,459
Investments sold                                                              1,881,411
Shares of beneficial interest sold                                              323,018
Daily variation on futures contracts--Note 5                                     70,469
Other                                                                             4,546
                                                                           ------------
Total assets                                                                472,922,272

=======================================================================================
Liabilities
Payables and other liabilities:
Investments purchased (including $4,107,525 purchased on a
when-issued basis)--Note 1                                                    4,107,525
Dividends                                                                     1,238,112
Shares of beneficial interest redeemed                                        1,191,917
Trustees' compensation--Note 1                                                  162,339
Distribution and service plan fees                                               96,106
Shareholder reports                                                              55,955
Transfer and shareholder servicing agent fees                                    26,547
Custodian fees                                                                    2,937
Other                                                                            51,190
                                                                           ------------
Total liabilities                                                             6,932,628

=======================================================================================
Net Assets                                                                 $465,989,644
                                                                           ============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                            $455,561,717
---------------------------------------------------------------------------------------
Overdistributed net investment income                                        (1,088,872)
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (648,400)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                    12,165,199
                                                                           ------------
Net assets                                                                 $465,989,644
                                                                           ============



                  23   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------

=======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$316,362,542 and 29,941,203 shares of beneficial interest outstanding)           $10.57
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                      $11.10

---------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $132,762,787
and 12,560,331 shares of beneficial interest outstanding)                        $10.57

---------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $16,864,315
and 1,598,190 shares of beneficial interest outstanding)                         $10.55

See accompanying Notes to Financial Statements.


                  24   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest                                                                   $ 26,109,577

=======================================================================================
Expenses
Management fees--Note 4                                                       2,540,982
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         757,647
Class B                                                                       1,294,892
Class C                                                                         146,564
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                           259,539
---------------------------------------------------------------------------------------
Shareholder reports                                                              98,260
---------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                   47,096
---------------------------------------------------------------------------------------
Custodian fees and expenses                                                      45,007
---------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                      42,049
---------------------------------------------------------------------------------------
Registration and filing fees                                                     15,486
---------------------------------------------------------------------------------------
Insurance expenses                                                                8,257
---------------------------------------------------------------------------------------
Other                                                                            10,495
                                                                           ------------
Total expenses                                                                5,266,274
Less expenses paid indirectly--Note 1                                           (25,729)
                                                                           ------------
Net expenses                                                                  5,240,545

=======================================================================================
Net Investment Income                                                        20,869,032

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments                                                                     199,201
Closing of futures contracts                                                    167,513
                                                                           ------------
Net realized gain                                                               366,714

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments        (16,235,114)
                                                                           ------------
Net realized and unrealized loss                                            (15,868,400)

=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $  5,000,632
                                                                           ============


See accompanying Notes to Financial Statements.


                  25   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                Year Ended July 31,
                                                                                1999             1998
=============================================================================================================
Operations
Net investment income                                                           $ 20,869,032     $ 19,136,459
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                             366,714       (1,120,364)
-------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                            (16,235,114)       3,444,127
                                                                                ------------     ------------
Net increase in net assets resulting from operations                               5,000,632       21,460,222

=============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A                                                                          (15,214,034)     (14,732,831)
Class B                                                                           (5,284,436)      (4,147,106)
Class C                                                                             (600,129)        (359,910)
-------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                   --       (2,092,323)
Class B                                                                                   --         (677,374)
Class C                                                                                   --          (51,258)

=============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                           26,403,170        3,072,554
Class B                                                                           22,044,556       33,042,362
Class C                                                                            6,138,090        5,382,827

=============================================================================================================
Net Assets
Total increase                                                                    38,487,849       40,897,163
-------------------------------------------------------------------------------------------------------------
Beginning of period                                                              427,501,795      386,604,632
                                                                                ------------     ------------
End of period (including overdistributed net investment
income of $1,088,872 and $859,305, respectively)                                $465,989,644     $427,501,795
                                                                                ============     ============


See accompanying Notes to Financial Statements.

                  26   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


                                                     Class A
                                                     ---------------------------------------------------------------------
                                                     Year Ended                                       Year Ended
                                                     July 31,                                         December 31,
                                                     1999        1998       1997          1996(1)     1995        1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $10.92      $10.94     $10.39        $10.69      $ 9.45      $10.97
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .53         .54        .58           .33         .58         .60
Net realized and unrealized gain (loss)                  (.35)        .06        .54          (.30)       1.25       (1.51)
                                                       ------      ------     ------        ------      ------      ------
Total income (loss) from
investment operations                                     .18         .60       1.12           .03        1.83        (.91)

--------------------------------------------------------------------------------------------------------------------------

Dividends and distributions to shareholders:
Dividends from net investment income                     (.53)       (.54)      (.57)         (.33)       (.58)       (.61)
Dividends in excess of net
investment income                                          --          --         --            --        (.01)         --
Distributions from net realized gain                       --        (.08)        --            --          --          --
                                                       ------      ------     ------        ------      ------      ------
Total dividends and distributions
to shareholders                                          (.53)       (.62)      (.57)         (.33)       (.59)       (.61)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.57      $10.92     $10.94        $10.39      $10.69      $ 9.45
                                                       ======      ======     ======        ======      ======      ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                      1.59%       5.66%     11.11%         0.34%      19.76%      (8.49)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                       $316,363    $300,717   $298,162      $286,033    $285,307    $219,682
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $314,094    $297,372   $289,439      $279,796    $250,188    $248,850
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                    4.79%       4.91%      5.49%         5.53%       5.64%       5.99%
Expenses                                                 0.91%       0.92%(4)   0.94%(4)      0.97%(4)    0.95%(4)    0.96%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                 35%         31%        31%           14%         23%         22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  27   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------


                                                         Class B
                                                         -----------------------------------------------------------------
                                                         Year Ended                                     Year Ended
                                                         July 31,                                       December 31,
                                                         1999          1998         1997       1996(1)  1995       1994
==========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $10.92        $10.94      $10.39     $10.69   $ 9.44     $10.98
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .28      .51        .54
Net realized and unrealized gain (loss)                      (.35)          .06         .55       (.30)    1.25      (1.55)
                                                           ------        ------      ------     ------   ------     ------
Total income (loss) from
investment operations                                         .10           .52        1.04       (.02)    1.76      (1.01)

--------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.28)    (.50)      (.53)
Dividends in excess of net
investment income                                              --            --          --         --     (.01)        --
Distributions from net realized gain                           --          (.08)         --         --       --         --
                                                           ------        ------      ------     ------   ------     ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.28)    (.51)      (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.57        $10.92      $10.94     $10.39   $10.69     $ 9.44
                                                           ======        ======      ======     ======   ======     ======

==========================================================================================================================
Total Return, at Net Asset Value(2)                          0.82%         4.86%      10.27%     (0.12)%  18.97%     (9.39)%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                           $132,763      $115,444     $82,474    $52,038  $41,224    $20,224
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $129,538      $ 99,266     $65,192    $46,422  $29,918    $16,552
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.21%       4.70%      4.74%    4.82%      5.17%
Expenses                                                     1.67%         1.67%(4)    1.70%(4)   1.74%(4) 1.72%(4)   1.73%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%      23%        22%


1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.

                  28   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                          Class C
                                                          ----------------------------------------------------------
                                                                                                             Period
                                                                                                             Ended
                                                          Year Ended July 31,                                Dec. 31,
                                                          1999          1998         1997       1996(1)      1995(6)
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                       $10.91        $10.93      $10.38     $10.68        $10.46
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .45           .46         .49        .27           .08
Net realized and unrealized gain (loss)                      (.36)          .06         .55       (.30)          .22
                                                           ------        ------      ------     ------        ------
Total income (loss) from
investment operations                                         .09           .52        1.04       (.03)          .30

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.45)         (.46)       (.49)      (.27)         (.07)
Dividends in excess of net
investment income                                              --            --          --         --          (.01)
Distributions from net realized gain                           --          (.08)         --         --            --
                                                           ------         ------     ------     ------        ------
Total dividends and distributions
to shareholders                                              (.45)         (.54)       (.49)      (.27)         (.08)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.55        $10.91      $10.93     $10.38        $10.68
                                                           ======        ======      ======     ======        ======

====================================================================================================================
Total Return, at Net Asset Value(2)                          0.73%         4.87%      10.26%     (0.19)%        2.90%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                  $16,864       $11,340      $5,969     $2,171          $125
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $14,672       $ 8,614      $3,869     $1,156          $ 91
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                        4.03%         4.24%       4.66%      4.54%         4.56%
Expenses                                                     1.67%         1.66%(4)    1.70%(4)   1.80%(4)      1.68%(4)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                                     35%           31%         31%        14%           23%



1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1999, were $206,390,312 and $160,398,205, respectively.
6. For the period from November 1, 1995 (inception of offering) to December 31, 1995.

See accompanying Notes to Financial Statements.

                  29   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer California Municipal Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek as high a level of current interest income exempt from federal and California income taxes for individual investors as is consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge, on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                  30   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the Fund had entered into outstanding when-issued or forward commitments of $4,107,525.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1999, the Fund had available for federal tax purposes an unused capital loss carryover of approximately $650,000, which expires in 2006.
-------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1999, a provision of $2,209 was made for the Fund's projected benefit obligations and payments of $6,365 were made to retired trustees, resulting in an accumulated liability of $159,162 as of July 31, 1999.
               The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


                  31   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date. Original issue discount is accreted and premium is amortized in accordance with federal income tax requirements. For municipal bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                  32   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 1999           Year Ended July 31, 1998
                              -----------------------------      ----------------------------
                              Shares          Amount             Shares         Amount
--------------------------------------------------------------------------------------------
Class A:
Sold                           6,301,987      $ 69,153,860        4,625,371     $ 50,462,764
Dividends and/or
distributions reinvested         818,090         8,975,978          921,790       10,031,986
Redeemed                      (4,716,845)      (51,726,668)      (5,266,312)     (57,422,196)
                              ----------      ------------       ----------     ------------
Net increase                   2,403,232      $ 26,403,170          280,849     $  3,072,554
                              ==========      ============       ==========     ============

--------------------------------------------------------------------------------------------
Class B:
Sold                           3,406,294      $ 37,480,696        3,871,772     $ 42,232,554
Dividends and/or
distributions reinvested         301,331         3,307,444          279,759        3,046,210
Redeemed                      (1,715,264)      (18,743,584)      (1,120,147)     (12,236,402)
                              ----------      ------------       ----------     ------------
Net increase                   1,992,361      $ 22,044,556        3,031,384     $ 33,042,362
                              ==========      ============       ==========     ============

--------------------------------------------------------------------------------------------
Class C:
Sold                             856,519      $  9,406,000          697,841     $  7,611,935
Dividends and/or
distributions reinvested          37,673           412,830           29,500          320,853
Redeemed                        (335,760)       (3,680,740)        (233,849)      (2,549,961)
                              ----------      ------------       ----------     ------------
Net increase                     558,432      $  6,138,090          493,492     $  5,382,827
                              ==========      ============       ==========     ============


================================================================================
3. Unrealized Gains and Losses on Securities
As of July 31, 1999, net unrealized appreciation on securities of $12,166,605 was composed of gross appreciation of $18,048,861, and gross depreciation of $5,882,256.


                  33   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. The Fund's management fees for the year ended July 31, 1999, was 0.55% of the average annual net assets for each class of shares.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   Aggregate          Class A          Commissions         Commissions           Commissions
                   Front-End          Front-End        On Class A          On Class B            On Class C
                   Sales Charges      Sales Charges    Shares              Shares                Shares
                   On Class A         Retained by      Advanced by         Advanced by           Advanced by
Year Ended         Shares             Distributor      Distributor(1)      Distributor(1)        Distributor(1)
---------------------------------------------------------------------------------------------------------------
July 31, 1999      $924,929           $154,753         $188,991            $1,254,294                   $84,556

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                     Class A                           Class B                          Class C
                     Contingent Deferred               Contingent Deferred              Contingent Deferred
                     Sales Charges                     Sales Charges                    Sales Charges
Year Ended           Retained by Distributor           Retained by Distributor          Retained by Distributor
---------------------------------------------------------------------------------------------------------------
July 31, 1999        $--                               $291,981                                          $8,385


      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


                  34   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended July 31, 1999, payments under the Class A Plan totaled $757,647, all of which was paid by the Distributor to recipients. That included $25,906 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate,whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
               The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
               The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 1999, were as follows:

                                                                                Distributor's             Distributor's
                                                                                Aggregate                 Unreimbursed
                                                                                Unreimbursed              Expenses
                           Total Payments            Amount Retained            Expenses                  As % of Net
Class                      Under Plan                By Distributor             Under Plan                Assets of Class
-------------------------------------------------------------------------------------------------------------------------
Class B Plan               $1,294,892                $1,062,283                 $4,059,718                          3.06%
-------------------------------------------------------------------------------------------------------------------------
Class C Plan               $  146,564                $   93,541                 $  207,394                          1.23%


                  35   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
               The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
               Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
               Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
               Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of July 31, 1999, the Fund had outstanding futures contracts as follows:

                           Expiration       Number of         Valuation as of         Unrealized
Contract Description       Date             Contracts         July 31, 1999           Depreciation
--------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------
                                  >
U.S. Long Bond             9/21/99          205               $23,568,594                   $1,406


================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the year ended July 31, 1999.


                  36   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer California Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer California Municipal Fund as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer California Municipal Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the seven-month period ended July 31, 1996, and each of the years in the two-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

KPMG LLP

Denver, Colorado
August 20, 1999

                  37   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------


================================================================================
In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
               None of the dividends paid by the Fund during the fiscal year ended July 31, 1999, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                  38   Oppenheimer California Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer California Municipal Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees        Leon Levy, Chairman of the Board of Trustees
                             Donald W. Spiro, Vice Chairman of the Board
                                  of Trustees
                             Bridget A. Macaskill, Trustee and President
                             Robert G. Galli, Trustee
                             Phillip A. Griffiths, Trustee
                             Benjamin Lipstein, Trustee
                             Elizabeth B. Moynihan, Trustee
                             Kenneth A. Randall, Trustee
                             Edward V. Regan, Trustee
                             Russell S. Reynolds, Jr., Trustee
                             Pauline Trigere, Trustee
                             Clayton K. Yeutter, Trustee
                             Caryn Halbrecht, Vice President
                             Andrew J. Donohue, Secretary
                             Brian W. Wixted, Treasurer
                             Robert G. Zack, Assistant Secretary
                             Robert J. Bishop, Assistant Treasurer
                             Scott T. Farrar, Assistant Treasurer


================================================================================
Investment Advisor           OppenheimerFunds, Inc.

================================================================================
Distributor                  OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder     OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                 Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors         KPMG LLP

================================================================================
Legal Counsel                Mayer, Brown & Platt

                             This is a copy of a report to shareholders of Oppenheimer California Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer California Municipal Fund. For material information concerning the Fund, see the Prospectus.
                             Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                  39   Oppenheimer California Municipal Fund

                -------------------------------------------------

                            Information and Services

                -------------------------------------------------

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

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             ------------------------------------------------------
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             ------------------------------------------------------

             General Information
             Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
             ------------------------------------------------------
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             ------------------------------------------------------

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             Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
             ------------------------------------------------------
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             ------------------------------------------------------

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             Transfer and Shareholder Servicing Agent
             OppenheimerFunds Services,
             P.O. Box 5270, Denver, CO 80217-5270

                             [OppenheimerFunds Logo]
                               OppenheimerFunds(R)
                                Distributor, Inc.

RA0790.001.0799  September 29, 1999

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2000 (UNAUDITED)
OPPENHEIMER CALIFORNIA MUNICIPAL FUND AND OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND



                                                                                OPPENHEIMER                  OPPENHEIMER
                                                                           CALIFORNIA MUNICIPAL     MAIN STREET CALIFORNIA MUNICIPAL
                                                                                   FUND                       FUND (1)
                                                                           ---------------------------------------------------------
ASSETS:
Investments, at value (cost * )                                                $393,407,508                $125,071,737

Cash                                                                                190,881                     379,220
Unrealized appreciation on forward foreign
Receivables:
   Interest, dividends and principal paydowns                                     5,078,373                   1,687,310
   Investments sold                                                               2,256,986                           -
   Shares of beneficial interest or capital stock sold                              208,013                     216,019
Other                                                                                22,049                       6,276
                                                                           ---------------------------------------------------------
   Total assets                                                                $401,163,810                $127,360,562
                                                                           ---------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                                          7,819,534                   3,540,748
   Dividends                                                                      1,206,359                     386,949
   Shares of beneficial interest or capital stock redeemed                          474,232                           -
   Distributions and service plan fees                                              237,029                      16,755
   Trustees' and Directors' fees                                                    158,303                         624
   Daily variation on futures contracts                                             119,281                      27,500
   Shareholder reports                                                               48,717                      31,818
   Transfer and shareholder servicing agent fees                                     26,527                      11,355
   Custodian fees                                                                       160                         123
   Other                                                                             13,228                       4,117
                                                                           ---------------------------------------------------------
      Total liabilities                                                          10,103,370                   4,019,989
                                                                           ---------------------------------------------------------
NET ASSETS                                                                     $391,060,440                $123,340,573
                                                                           =========================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                 407,326,828                           -
Par value of shares of capital stock                                                                            103,829
Additional paid-in capital                                                                                  128,366,735
Undistributed net investment income                                              (1,076,235)                   (206,259)
Accumulated net realized loss from investments and
   foreign currency transactions                                                (20,750,041)                 (4,902,157)
Net unrealized appreciation (depreciation)on investments and translation
   of assets and liabilities denominated in foreign currencies                    5,559,888                     (21,575)
                                                                           ---------------------------------------------------------
NET ASSETS                                                                    $ 391,060,440               $ 123,340,573
                                                                           =========================================================

                                                                                                                  PRO FORMA
                                                                                                                  COMBINED
                                                                                  PROFORMA                       OPPENHEIMER
                                                                                 ADJUSTMENTS              CALIFORNIA MUNICIPAL FUND
                                                                           ---------------------------------------------------------
ASSETS:
Investments, at value (cost * )                                                                                $ 518,479,245

Cash                                                                               105,903                           676,004
Unrealized appreciation on forward foreign
Receivables:
   Interest, dividends and principal paydowns                                                                      6,765,683
   Investments sold                                                                                                2,256,986
   Shares of beneficial interest or capital stock sold                                                               424,032
Other                                                                                                                 28,325
                                                                           ---------------------------------------------------------
   Total assets                                                                    105,903                     $ 528,630,275
                                                                           --------------------=====================================
LIABILITIES:
Payables and other liabilities:
   Investments purchased                                                                                        $ 11,360,282
   Dividends                                                                                                       1,593,308
   Shares of beneficial interest or capital stock redeemed                                                           474,232
   Distributions and service plan fees                                                                               253,784
   Trustees' and Directors' fees                                                                                     158,927
   Daily variation on futures contracts                                                                              146,781
   Shareholder reports                                                             (32,301)                           48,234
   Transfer and shareholder servicing agent fees                                                                      37,882
   Custodian fees                                                                                                        283
   Other                                                                            20,718                            38,063
                                                                           ---------------------------------------------------------
      Total liabilities                                                            (11,583)                       14,111,776
                                                                           ---------------------------------------------------------
NET ASSETS                                                                         117,486                     $ 514,518,499
                                                                           =========================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                128,470,564  (1)                  535,797,392
Par value of shares of capital stock                                              (103,829) (1)                            -
Additional paid-in capital                                                    (128,366,735) (1)                            -
Undistributed net investment income                                                117,486                        (1,165,008)
Accumulated net realized loss from investments and
   foreign currency transactions                                                                                 (25,652,198)
Net unrealized appreciation (depreciation)on investments and translation
   of assets and liabilities denominated in foreign currencies                                                     5,538,313
                                                                           ---------------------------------------------------------
NET ASSETS                                                                       $ 117,486                     $ 514,518,499
                                                                           =========================================================


(1) Represents the conversion from par value shares to no par value shares.

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES MARCH 31, 2000 (UNAUDITED)
OPPENHEIMER CALIFORNIA MUNICIPAL FUND AND OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND


                                                                             OPPENHEIMER                     OPPENHEIMER
                                                                         CALIFORNIA MUNICIPAL      MAIN STREET CALIFORNIA MUNICIPAL
                                                                                 FUND                          FUND (1)
                                                                         -----------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$270,100,269, $97,049,913 and $367,150,182 and 27,079,405, 8,167,937
and 36,813,599 shares of beneficial interest or capital shares outstanding for Oppenheimer California Municipal Fund, Oppenheimer
Main Street California Municipal Fund and Combined Oppenheimer
California Municipal Fund, respectively)                                        $9.97                           $11.88

Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                             $10.47                           $12.47

Class B Shares:
Net asset value and redemption price per share (based on net assets of $107,306,479, $26,290,660 and $133,597,139 and
10,754,056, 2,214,930 and 13,388,391 shares of beneficial
interest or capital shares outstanding for Oppenheimer California
Municipal Fund, Oppenheimer Main Street California Municipal Fund
and Combined Oppenheimer California Municipal Fund, respectively)               $9.98                           $11.87

Class C Shares:
Net asset value and redemption price per share (based on net assets of $13,653,692 and 1,370,697 shares of beneficial interest outstanding)


                                                                                $9.96                              n/a


*Cost                                                                    $387,044,745                     $124,908,124

                                                                                                              PRO FORMA
                                                                                                              COMBINED
                                                                              PROFORMA                       OPPENHEIMER
                                                                             ADJUSTMENTS              CALIFORNIA MUNICIPAL FUND
                                                                         -------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$270,100,269, $97,049,913 and $367,150,182 and 27,079,405, 8,167,937
and 36,813,599 shares of beneficial interest or capital shares outstanding for Oppenheimer California Municipal Fund, Oppenheimer
Main Street California Municipal Fund and Combined Oppenheimer
California Municipal Fund, respectively)                                                                         $9.97

Maximum offering price per share (net asset value plus sales
charge of 4.75% of offering price)                                                                              $10.47

Class B Shares:
Net asset value and redemption price per share (based on net assets of $107,306,479, $26,290,660 and $133,597,139 and
10,754,056, 2,214,930 and 13,388,391 shares of beneficial
interest or capital shares outstanding for Oppenheimer California
Municipal Fund, Oppenheimer Main Street California Municipal Fund
and Combined Oppenheimer California Municipal Fund, respectively)                                                $9.98

Class C Shares:
Net asset value and redemption price per share (based on net assets of $13,653,692 and 1,370,697 shares of beneficial interest outstanding)


                                                                                                                 $9.96


*Cost                                                                                                     $511,952,869


(1) Oppenheimer Main Street California Municipal Fund Class A shares will be exchanged for Oppenheimer California Municipal Fund Class A shares. Oppenheimer Main Street California Municipal Fund Class B shares will be exchanged for Oppenheimer California Municipal Fund Class B shares.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED MARCH 31, 2000 (UNAUDITED)
OPPENHEIMER CALIFORNIA MUNICIPAL FUND AND OPPENHEIMER MAIN STREET CALIFORNIA MUNICIPAL FUND


                                                                             OPPENHEIMER                        OPPENHEIMER
                                                                        CALIFORNIA MUNICIPAL        MAIN STREET CALIFORNIA MUNICIPAL
                                                                                FUND                                FUND
                                                                        ------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                     $ 26,735,852                       $ 8,063,227
Dividends                                                                               -                                 -
                                                                        ------------------------------------------------------------
   Total income                                                                26,735,852                         8,063,227
                                                                        ------------------------------------------------------------
EXPENSES:
Management fees                                                                 2,445,236                           544,600
Distribution and service plan fees:
Class A                                                                           724,763                                 -
Class B                                                                         1,247,008                           291,271
Class C                                                                           156,464                                 -
Transfer and shareholder servicing agent fees                                     237,479                            75,040
Shareholder reports                                                               112,641                            43,003
Custodian fees and expenses                                                        48,064                               548
Registration and filing fees:                                                       3,669                             9,056
Legal and auditing fees                                                            35,286                            11,844
Trustees' or Directors' fees and expenses                                          27,431                             2,814
Other                                                                              13,209                             4,186
                                                                        ------------------------------------------------------------
   Total expenses                                                               5,051,250                           982,362
                                                                        ------------------------------------------------------------
NET INVESTMENT INCOME                                                          21,684,602                         7,080,865
                                                                        ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                                (21,536,493)                       (5,105,354)
   Closing of futures contracts                                                  (691,062)                          (37,554)
   Closing and expiration of options written                                            -                                 -
   Foreign currency transactions                                                        -                                 -
                                                                        ------------------------------------------------------------
Net realized loss                                                             (22,227,555)                       (5,142,908)
                                                                        ------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
  investments                                                                 (24,929,616)                       (7,803,951)
  Translation of assets and liabilities denominated in
      foreign currencies                                                                -                                 -
                                                                        ------------------------------------------------------------

      Net change                                                              (24,929,616)                       (7,803,951)

                                                                        ------------------------------------------------------------
Net realized and unrealized loss                                              (47,157,171)                      (12,946,859)
                                                                        ------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                   $ (25,472,569)                     $ (5,865,994)
                                                                        ============================================================

                                                                                                                  PRO FORMA
                                                                                                                  COMBINED
                                                                                 PROFORMA                       OPPENHEIMER
                                                                                ADJUSTMENTS             CALIFORNIA MUNICIPAL FUND
                                                                        ------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                                                       $ 34,799,079
Dividends                                                                                                                 -
                                                                        ------------------------------------------------------------
   Total income                                                                         -                        34,799,079
                                                                        ------------------------------------------------------------
EXPENSES:
Management fees                                                                  (105,903) (1)                    2,883,933
Distribution and service plan fees:
Class A                                                                                                             724,763
Class B                                                                                                           1,538,279
Class C                                                                                                             156,464
Transfer and shareholder servicing agent fees                                                                       312,519
Shareholder reports                                                               (32,301) (2)                      123,343
Custodian fees and expenses                                                                                          48,612
Registration and filing fees:                                                      32,562  (3)                       45,287
Legal and auditing fees                                                           (11,844) (4)                       35,286
Trustees' or Directors' fees and expenses                                                                            30,245
Other                                                                                                                17,395
                                                                        ------------------------------------------------------------
   Total expenses                                                                (117,486)                        5,916,126
                                                                        ------------------------------------------------------------
NET INVESTMENT INCOME                                                             117,486                        28,882,953
                                                                        ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                                                                  (26,641,847)
   Closing of futures contracts                                                                                    (728,616)
   Closing and expiration of options written                                                                              -
   Foreign currency transactions                                                                                          -
                                                                        ------------------------------------------------------------
Net realized loss                                                                       -                       (27,370,463)
                                                                        ------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
  investments                                                                                                   (32,733,567)
  Translation of assets and liabilities denominated in
      foreign currencies                                                                                                  -
                                                                        ------------------------------------------------------------
      Net change                                                                                                (32,733,567)
                                                                        ------------------------------------------------------------
Net realized and unrealized loss                                                        -                       (60,104,030)
                                                                        ------------------------------------------------------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                                       $ 117,486                     $ (31,221,077)
                                                                        ============================================================


(1) Calculated in accordance with the investment advisory agreement of Oppenheimer California Municipal Fund (0.60% on the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million, and 0.35% of the average annual net assets over $1 billion). This assumes that the management fee structure had been in place for the entire period.
(2)  Elimination of printing related expense.
(3)  Elimination of duplicate expense.
(4)  Registration fees for shares of Main Street California Municipal Fund

------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND
NOTES - 99.9%
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA - 93.9%
------------------------------------------------------------------------------------------------------------------------------------
Alhambra, CA COP, Police
Facilities Assessment
District No. 91-1, AMBAC
Insured, 6.75%, 9/1/23          Aaa /AAA /AAA  $    5,000,000  $           --  $ 5,000,000  $ 5,220,450  $           --  $ 5,220,450
------------------------------------------------------------------------------------------------------------------------------------
Anaheim, CA PFAU TXAL RB,
MBIA Insured, Inverse
Floater, 8.97%, 12/28/18(1)     Aaa /AAA            3,000,000       1,000,000    4,000,000    3,412,500       1,137,500    4,550,000
------------------------------------------------------------------------------------------------------------------------------------
Berkeley, CA HF RRB, Alta
Bates Medical Center,
Prerefunded, Series A,
6.50%, 12/1/11                  A2 /NR              4,270,000       1,425,000    5,695,000    4,493,364       1,499,542    5,992,906
------------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area
Governments FAU for
Non-profit Corps.
Refunding COP, American
Baptist Homes, Series A,
6.20%, 10/1/27                  NR /BBB             6,000,000       1,790,000    7,790,000    5,380,860       1,605,290    6,986,150
------------------------------------------------------------------------------------------------------------------------------------
CA Assn. of Bay Area
Governments FAU for
Non-profit Corps.
Refunding COP, Rhonda
Haas Goldman Plaza,
5.125%, 5/15/23                 NR /AA-             2,300,000         700,000    3,000,000    2,077,820         632,380    2,710,200
------------------------------------------------------------------------------------------------------------------------------------
CA CDAU Lease RB, United
Airlines, Series A, 5.70%,
10/1/33                         Baa3/BB+            9,185,000       3,200,000   12,385,000    8,097,037       2,820,960   10,917,997
------------------------------------------------------------------------------------------------------------------------------------
CA CDAU MH RB, Village
Riviera Hills, Series E,
5.45%, 2/1/25                   NR  /AAA                   --       1,000,000    1,000,000           --         979,890      979,890
------------------------------------------------------------------------------------------------------------------------------------
CA Educational FA RRB,
Los Angeles College
Chiropractic, 5.60%,
11/1/17                         Baa2/NR             1,000,000              --    1,000,000      931,280              --      931,280
------------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern
Corridor Agency Toll Road
CAP RB, Sr. Lien, Series
A, Zero Coupon, 6.12%,
1/1/23(2)                       Baa3/BBB-/AAA      10,000,000              --   10,000,000    2,672,600              --    2,672,600
------------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern
Corridor Agency Toll Road
RB, Sr. Lien, Prerefunded,
Series A, 6.50%, 1/1/32         Aaa /AAA /BBB       4,600,000       1,400,000    6,000,000    5,086,358       1,548,022    6,634,380
------------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern
Corridor Agency Toll Road
RRB, Zero Coupon, 5.98%,
1/15/21(2)                      Baa3/BBB-/BBB       7,500,000       5,000,000   12,500,000    2,030,475       1,353,650    3,384,125
------------------------------------------------------------------------------------------------------------------------------------
CA Foothill/Eastern
Corridor Agency Toll Road
RRB, Zero Coupon, 6%,
1/15/22(2)                      Baa3/BBB-/BBB       7,500,000       5,500,000   13,000,000    1,894,800       1,389,520    3,284,320
------------------------------------------------------------------------------------------------------------------------------------
CA GOUN, 5.75%, 3/1/30          Aa3 /AA- /AA       12,150,000       2,000,000   14,150,000   12,183,534       2,005,520   14,189,054
------------------------------------------------------------------------------------------------------------------------------------
CA HFA RB, Series A,
7.35%, 8/1/11                   Aa2 /AA-               75,000              --       75,000       77,852              --       77,852
------------------------------------------------------------------------------------------------------------------------------------
CA HFA RB, Series C,
7.60%, 8/1/30                   Aa2 /AA-              650,000              --      650,000      655,811              --      655,811
------------------------------------------------------------------------------------------------------------------------------------
CA HFA RB, Series E-1,
6.45%, 2/1/12                   Aa2 /AA-              750,000              --      750,000      764,407              --      764,407
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM Purchase RB,
Series A-2, 6.45%, 8/1/25       Aaa /AAA                   --       2,095,000    2,095,000           --       2,125,713    2,125,713
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series 83,
Inverse Floater, 9.085%,
8/1/25(1)                       Aa2 /A-1            3,245,000              --    3,245,000    3,340,143              --    3,340,143
------------------------------------------------------------------------------------------------------------------------------------
CA HFA SFM RB, Series C,
6.75%, 2/1/25                   Aa2 /AA-            9,555,000       4,770,000   14,325,000    9,735,685       4,860,201   14,595,886
------------------------------------------------------------------------------------------------------------------------------------
CA HFFAU RB, Los Angeles
Children's Hospital,
Prerefunded, Series A,
7.125%, 6/1/21                  Aaa /NR             1,000,000              --    1,000,000    1,053,650              --    1,053,650
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
CA Infrastructure & ED
Bank RB, American Center
for Wine, Food & Arts,
5.75%, 12/1/24                  NR /A /A            5,000,000              --    5,000,000    4,732,150              --    4,732,150
------------------------------------------------------------------------------------------------------------------------------------
CA Infrastructure & ED
Bank RB, American Center
for Wine, Food & Arts,
5.55%, 12/1/12                  NR /A /A                   --       1,710,000    1,710,000           --       1,714,959    1,714,959
------------------------------------------------------------------------------------------------------------------------------------
CA PCFAU SWD RRB, North
Cnty. Recycling Center,
Escrowed to Maturity,
Series A, 6.75%, 7/1/11         Aaa /NR               500,000              --      500,000      530,800              --      530,800
------------------------------------------------------------------------------------------------------------------------------------
CA PCFAU RB, Pacific Gas &
Electric Co. Project,
Series B, 6.35%, 6/1/09         A1 /AA-                    --       2,000,000    2,000,000           --       2,108,720    2,108,720
------------------------------------------------------------------------------------------------------------------------------------
CA PWBL RB, State Prison
Department of Corrections,
Series E, FSA Insured,
5.50%, 6/1/15                   Aaa /AAA /AAA       3,000,000       2,000,000    5,000,000    3,082,260       2,054,840    5,137,100
------------------------------------------------------------------------------------------------------------------------------------
CA PWBL RRB, Various
University of CA Projects,
Series A, 5.50%, 6/1/14         Aa3 /A+ /A+         1,500,000              --    1,500,000    1,552,980              --    1,552,980
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM
RB, Mtg.-Backed Securities
Program, Series B, 7.75%,
9/1/26                          NR /AAA                    --         845,000      845,000           --         898,362      898,362
------------------------------------------------------------------------------------------------------------------------------------
CA Rural Home Mtg. FAU SFM
RB, Mtg.-Backed Securities
Program, Series D, Cl. 5,
6.70%, 5/1/29                   NR /AAA                    --       1,890,000    1,890,000           --      2,044,696     2,044,696
------------------------------------------------------------------------------------------------------------------------------------
CA SCDAU COP, 7.25%,
11/1/29                         NR /NR              5,000,000       2,000,000    7,000,000    4,931,850       1,972,740    6,904,590
------------------------------------------------------------------------------------------------------------------------------------
CA SCDAU COP, Winward
Schools, 7.25%, 11/1/29         NR /NR              1,500,000         500,000    2,000,000    1,504,140         501,380    2,005,520
------------------------------------------------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding
COP, Inverse Floater,
7.068%, 11/1/15(1)              A1 /NR              6,600,000       1,200,000    7,800,000    6,509,250       1,183,500    7,692,750
------------------------------------------------------------------------------------------------------------------------------------
Campbell, CA RA TXAL RB,
Central Campbell
Redevelopment Project,
Series B, 6.60%, 10/1/32        Baa3/BBB-           1,255,000       1,100,000    2,355,000    1,267,487       1,110,945    2,378,432
------------------------------------------------------------------------------------------------------------------------------------
Campbell, CA Refunding
COP, Civic Center Project,
Unrefunded Balance, 6.75%,
10/1/17                         A2 /NR              1,130,000              --    1,130,000    1,193,303              --    1,193,303
------------------------------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD
SPTX Bonds, Ladera No.
98-2, 5.70%, 9/1/20             NR /NR              4,000,000              --    4,000,000    3,577,360              --    3,577,360
------------------------------------------------------------------------------------------------------------------------------------
Capistrano, CA USD CFD
SPTX Bonds, Prerefunded,
No. 92-1, 7.10%, 9/1/21         NR /NR              3,250,000              --    3,250,000    3,723,330              --    3,723,330
------------------------------------------------------------------------------------------------------------------------------------
Cerritos, CA PFAU RB, Los
Coyotes Redevelopment
Project, 6.50%, 11/1/23         Aaa /AAA /AAA       3,000,000              --    3,000,000    3,336,150              --    3,336,150
------------------------------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional
FAU RB, Inland Empire
Utility Agency Sewer
Project, MBIA Insured,
5.75%, 11/1/19                  Aaa /AAA            1,000,000              --    1,000,000    1,016,990              --    1,016,990
------------------------------------------------------------------------------------------------------------------------------------
Chino Basin, CA Regional
FAU RB, Inland Empire
Utility Agency Sewer
Project, MBIA Insured,
5.75%, 11/1/22                  Aaa /AAA              500,000              --      500,000      503,715              --      503,715
------------------------------------------------------------------------------------------------------------------------------------
Clovis, CA USD CAP GOB,
Series D, FGIC Insured,
Zero Coupon, 5.60%, 8/1/10(2)   Aaa /AAA            2,000,000              --    2,000,000    1,190,380              --    1,190,380
------------------------------------------------------------------------------------------------------------------------------------
Colton, CA PFAU TXAL RRB,
Redevelopment Projects,
Series B, 5.875%, 8/1/27        NR /NR              3,700,000              --    3,700,000    3,390,384              --    3,390,384
------------------------------------------------------------------------------------------------------------------------------------
Commerce, CA Community
Development Commission
TXAL Refunding Bonds,
Redevelopment Project
No. 1, Sub. Lien, Series
B, 5.75%, 8/1/10                NR /NR                815,000              --      815,000      818,138              --      818,138
------------------------------------------------------------------------------------------------------------------------------------
Commerce, CA Community
Development Commission
TXAL Refunding Bonds,
Redevelopment Project
No. 1, Sub. Lien, Series
B, 6%, 8/1/21                   NR /NR              2,800,000              --    2,800,000    2,628,612              --    2,628,612
------------------------------------------------------------------------------------------------------------------------------------
Commerce, CA Joint Powers
FAU Lease RB, Community
Center, Series A, 6.25%,
10/1/22                         Baa2/NR             1,410,000              --    1,410,000    1,397,395              --    1,397,395
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
Compton, CA Refunding COP,
Civic Center & Capital
Improvements, Series A,
5.50%, 9/1/15                   NR /BBB             3,000,000              --    3,000,000    2,786,220              --    2,786,220
------------------------------------------------------------------------------------------------------------------------------------
Contra Costa Cnty., CA
SPTX RRB, CFD No. 91-1,
5.58%, 8/1/16                   NR /NR                     --       3,075,000    3,075,000           --       2,823,865    2,823,865
------------------------------------------------------------------------------------------------------------------------------------
Corona, CA SFM RB, Sub.
Lien, Series B, 6.30%,
11/1/28                         A2 /NR                     --         800,000      800,000           --         804,680      804,680
------------------------------------------------------------------------------------------------------------------------------------
Davis, CA Public
Facilities FAU Local
Agency RRB, Mace Ranch
Area, Series A, 6.60%,
9/1/25                          NR /NR              3,445,000              --    3,445,000    3,475,729              --    3,475,729
------------------------------------------------------------------------------------------------------------------------------------
Duarte, CA COP, City of
Hope National Medical
Center, 6.25%, 4/1/23           Baa1/AAA            4,500,000              --    4,500,000    4,808,610              --    4,808,610
------------------------------------------------------------------------------------------------------------------------------------
East Palo Alto, CA RA TXAL
RB, 6.625%, 10/1/29             NR  /NR             2,430,000        850,000     3,280,000    2,455,904         859,061    3,314,965
------------------------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High
SDI CAP GOB, MBIA Insured,
Zero Coupon, 6.20%,
11/1/18(2)                      Aaa /AAA            6,000,000              --    6,000,000    2,113,260              --    2,113,260
------------------------------------------------------------------------------------------------------------------------------------
Escondido, CA Union High
SDI CAP GOB, MBIA Insured,
Zero Coupon, 6.20%,
11/1/19(2)                      Aaa /AAA            2,000,000       2,000,000    4,000,000      660,900         660,900    1,321,800
------------------------------------------------------------------------------------------------------------------------------------
Folsom, CA SPTX Bonds, CFD
No. 10, 6.875%, 9/1/19          NR  /NR             6,500,000       2,000,000    8,500,000    6,604,845       2,032,260    8,637,105
------------------------------------------------------------------------------------------------------------------------------------
Fontana, CA RA TXAL GORB,
Jurupa Hills Redevelopment
Project, Prerefunded,
Series A, 7.10%, 10/1/23        NR  /BBB+                  --       1,960,000    1,960,000           --       2,119,152    2,119,152
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GORB,
Series A, MBIA Insured,
6.55%, 8/1/20                   Aaa /AAA /AAA              --       1,225,000    1,225,000           --       1,369,599    1,369,599
------------------------------------------------------------------------------------------------------------------------------------
Fresno, CA USD GOUN,
Series A, MBIA Insured,
6.40%, 8/1/16                   Aaa /AAA /AAA              --       1,000,000    1,000,000           --       1,117,420    1,117,420
------------------------------------------------------------------------------------------------------------------------------------
Glendale, CA EU RB, MBIA
Insured, 5.90%, 2/1/25          Aaa /AAA /AAA       2,455,000       5,000,000    7,455,000    2,500,221       5,092,100    7,592,321
------------------------------------------------------------------------------------------------------------------------------------
Golden West Schools FAU
CAP RRB, Series A, MBIA
Insured, Zero Coupon,
6.14%, 2/1/20(2)                Aaa /AAA /AAA              --       2,480,000    2,480,000           --         788,020      788,020
------------------------------------------------------------------------------------------------------------------------------------
Golden West Schools FAU
CAP RRB, Series A, MBIA
Insured, Zero Coupon,
6.14%, 8/1/20(2)                Aaa /AAA /AAA              --       2,000,000    2,000,000           --         617,400      617,400
------------------------------------------------------------------------------------------------------------------------------------
Huntington Park, CA PFAU
Lease RRB, Wastewater
System Project, Series A,
6.20%, 10/1/25                  NR /NR              3,000,000              --    3,000,000    2,905,680              --    2,905,680
------------------------------------------------------------------------------------------------------------------------------------
Industry, CA Improvement
Bond Act of 1915 SPAST
GOB, Prerefunded, District
No. 91-1, 7.65%, 9/2/21         NR /NR              1,750,000              --    1,750,000    1,902,442              --    1,902,442
------------------------------------------------------------------------------------------------------------------------------------
Irvine, CA Improvement
Bond Act 1915 SPAST Bonds,
Assessment District No.
94-13, Group 2, 5.875%,
9/2/17                          NR /NR                     --       1,250,000    1,250,000           --       1,193,587    1,193,587
------------------------------------------------------------------------------------------------------------------------------------
Laguna Salada, CA USD CAP
GOB, Series B, FGIC
Insured, Zero Coupon,
5.30%, 8/1/22(2)                Aaa /AAA /AAA       3,035,000              --    3,035,000      825,611              --      825,611
------------------------------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School
FAU SPTX RRB, Horsethief
Canyon, 5.625%, 9/1/16          NR /NR              4,760,000              --    4,760,000    4,305,325              --    4,305,325
------------------------------------------------------------------------------------------------------------------------------------
Lake Elsinore, CA School
FAU RRB, Horsethief
Canyon, 5.35%, 9/1/10           NR /NR                     --       2,000,000    2,000,000           --       1,879,180    1,879,180
------------------------------------------------------------------------------------------------------------------------------------
Las Virgenes, CA USD CAP
Bonds, Series A, MBIA
Insured, Zero Coupon,
4.95%, 11/1/12(2)               Aaa /AAA /AAA              --       2,095,000    2,095,000           --       1,085,378    1,085,378
------------------------------------------------------------------------------------------------------------------------------------
Lincoln, CA Improvement
Bond Act 1915 PFAU RB,
6.20%, 9/2/25                   NR /NR              3,970,000       1,490,000    5,460,000    3,787,975       1,421,683    5,209,658
------------------------------------------------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB,
Series A, FGIC Insured,
6%, 5/15/10                     Aaa /AAA                   --         500,000      500,000           --         534,185      534,185
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP
COP, Disney Parking
Project, Zero Coupon,
6.92%, 9/1/10(2)                A3 /BBB+/A-         5,960,000              --    5,960,000    3,364,599              --    3,364,599
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP
COP, Disney Parking
Project, Zero Coupon,
6.95%, 9/1/11(2)                A3 /BBB+/A-         2,900,000              --    2,900,000    1,541,089              --    1,541,089
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP
COP, Disney Parking
Project, Zero Coupon,
7.03%, 9/1/13(2)                A3 /BBB+/A-         4,500,000              --    4,500,000    2,088,270              --    2,088,270
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP
COP, Disney Parking
Project, Zero Coupon,
6.13%, 9/1/14(2)                A3 /BBB+/A-         6,860,000              --    6,860,000    3,131,110              --    3,131,110
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA COP,
Disney Parking Project,
Zero Coupon, 5.94%, 3/1/12(2)   Aaa /AAA /AAA       1,100,000              --    1,100,000      588,731              --      588,731
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA CAP
COP, Disney Parking
Project, Zero Coupon,
6.95%, 9/1/11(2)                A3 /BBB+/A-                --       2,340,000    2,340,000           --       1,243,499    1,243,499
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU
Sales Tax RRB, Series A,
FSA Insured, 5%, 7/1/14         Aaa /AAA /AAA              --       1,500,000    1,500,000           --       1,464,780    1,464,780
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA MTAU
Sales Tax RRB, Series A,
MBIA Insured, 5.25%,
7/1/15                          Aaa /AAA /AAA              --       2,000,000    2,000,000           --       1,982,240    1,982,240
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles Cnty., CA
Participation Certificates
RB, Zero Coupon, 6.30%,
9/1/16(2)                       Aaa /AAA /AAA              --       1,495,000    1,495,000           --         597,537      597,537
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Harbor
Department RB, Series B,
5.375%, 11/1/23                 Aa3 /AA  /AA        5,000,000              --    5,000,000    4,701,000              --    4,701,000
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA USD GOB,
Series A, FGIC Insured,
6%, 7/1/15                      Aaa /AAA /AAA              --       1,000,000    1,000,000           --       1,080,680    1,080,680
------------------------------------------------------------------------------------------------------------------------------------
Los Angeles, CA Water &
Power Department RRB,
5.50%, 10/15/12                 Aa3 /AAA /AAA              --       1,000,000    1,000,000           --       1,034,860    1,034,860
------------------------------------------------------------------------------------------------------------------------------------
Modesto, CA Irrigation
District FAU RRB, Series
A, MBIA Insured, 6%,
10/1/15                         Aaa /AAA            5,000,000              --    5,000,000    5,262,950              --    5,262,950
------------------------------------------------------------------------------------------------------------------------------------
Mountain View Los Altos,
CA Union High SDI RB,
Series B, 6.50%, 5/1/17         Aa2 /AA             2,000,000              --    2,000,000    2,172,660              --    2,172,660
------------------------------------------------------------------------------------------------------------------------------------
Norco, CA SPTX Bonds, CDD
No. 97-1, 7.10%, 10/1/00        NR /NR              1,000,000         320,000    1,320,000    1,014,810         324,739    1,339,549
------------------------------------------------------------------------------------------------------------------------------------
Oakland, CA RA TXAL
Refunding Bonds, MBIA
Insured, 5.95%, 9/1/19(3)       Aaa /AAA            8,600,000              --    8,600,000    8,632,594              --    8,632,594
------------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No.
88-1 SPTX Bonds, Aliso
Viejo, Prerefunded, Series
A, 7.10%, 8/15/05               NR /AAA             1,440,000              --    1,440,000    1,555,027              --    1,555,027
------------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No.
88-1 SPTX Bonds, Aliso
Viejo, Prerefunded, Series
A, 7.35%, 8/15/18               NR /AAA             7,000,000              --    7,000,000    7,598,220              --    7,598,220
------------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA CFD No.
99-1 SPTX RB, Series A,
6.70%, 8/15/29                  NR /NR              1,600,000         650,000    2,250,000    1,625,664         660,426    2,286,090
------------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA
Improvement Bond Act of
1915 SPAST GOB, Assessment
No. 88-1, 6.25%, 9/2/18         NR /NR              2,130,000              --    2,130,000    2,114,920              --    2,114,920
------------------------------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN,
Series E, FGIC Insured,
5.90%, 8/1/26                   NR /AAA             2,540,000              --    2,540,000    2,583,205              --    2,583,205
------------------------------------------------------------------------------------------------------------------------------------
Oxnard, CA USD GOUN,
Series E, FGIC Insured,
5.90%, 8/1/30                   NR /AAA             2,180,000              --    2,180,000    2,213,659              --    2,213,659
------------------------------------------------------------------------------------------------------------------------------------
Palmdale, CA Civic
Authority RRB, Merged
Redevelopment Project,
Prerefunded, Series A,
6.60%, 9/1/34                   Aaa /AAA                   --         595,000      595,000           --         654,167      654,167
------------------------------------------------------------------------------------------------------------------------------------
Palmdale, CA Civic
Authority RRB, Merged
Redevelopment Project,
Unrefunded Balance, Series
A, 6.60%, 9/1/34                NR /A                      --         405,000      405,000           --         418,673      418,673
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL
Bonds, Los Medanos
Community Development
Project, AMBAC Insured,
5.80%, 8/1/17                   Aaa /AAA            1,525,000              --    1,525,000    1,570,216              --    1,570,216
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL
Bonds, Los Medanos
Community Development
Project, AMBAC Insured,
5.85%, 8/1/18                   Aaa /AAA            1,615,000              --    1,615,000    1,661,787              --    1,661,787
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL
Bonds, Los Medanos
Community Development
Project, AMBAC Insured,
Zero Coupon, 6.10%, 8/1/20(2)   Aaa /AAA            5,150,000              --    5,150,000    1,580,380              --    1,580,380
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
Pittsburg, CA RA TXAL
Refunding Bonds, Los
Medanos Community
Development Project, Sub.
Lien, 6.20%, 8/1/19             NR  /BBB            2,500,000       1,000,000    3,500,000    2,460,775         984,310    3,445,085
------------------------------------------------------------------------------------------------------------------------------------
Pittsburgh, CA RA TXAL RB,
Los Medanos Community
Development Project, AMBAC
Insured, 5.75%, 8/1/16          Aaa /AAA                   --         720,000      720,000           --         742,637      742,637
------------------------------------------------------------------------------------------------------------------------------------
Placentia, CA PFAU SPTX
RB, Jr. Lien, Series B,
6.60%, 9/1/15                   NR  /NR             1,600,000              --    1,600,000    1,622,320              --    1,622,320
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB,
Escrowed to Maturity,
Series A, 7.60%, 5/1/23         Aaa /AAA            4,500,000       2,500,000    7,000,000    5,467,905       3,037,725    8,505,630
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA SFM RRB,
Escrowed to Maturity,
Series B, 7.50%, 8/1/23         Aaa /AAA              500,000              --      500,000      601,845              --      601,845
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD GORB,
Series A, MBIA Insured,
6.15%, 8/1/15                   Aaa /AAA            2,000,000         500,000    2,500,000    2,178,920         544,730    2,723,650
------------------------------------------------------------------------------------------------------------------------------------
Pomona, CA USD Refunding
GOUN, Series A, MBIA
Insured, 6.45%, 8/1/22          Aaa /AAA                   --       1,000,000    1,000,000           --       1,113,900    1,113,900
------------------------------------------------------------------------------------------------------------------------------------
Port Oakland, CA POAU RB,
Series G, MBIA Insured,
5.375%, 11/1/25                 Aaa /AAA /AAA      10,650,000              --   10,650,000    9,989,167              --    9,989,167
------------------------------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB,
Series K, FGIC Insured,
5.75%, 11/1/15                  Aaa /AAA /AAA       2,615,000       2,385,000    5,000,000    2,682,232       2,446,318    5,128,550
------------------------------------------------------------------------------------------------------------------------------------
Port Oakland, CA RB,
Series K, FGIC Insured,
5.75%, 11/1/17                  Aaa /AAA /AAA       5,000,000              --    5,000,000    5,125,850              --    5,125,850
------------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric
System Revenue COP, FGIC
Insured, Inverse Floater,
7.028%, 6/1/19(1)               Aaa /AAA /AAA       4,000,000       1,150,000    5,150,000    3,935,000       1,131,312    5,066,312
------------------------------------------------------------------------------------------------------------------------------------
Redding, CA Electric
System Revenue COP, MBIA
Insured, Inverse Floater,
8.548%, 7/8/22(1)               Aaa /AAA            2,500,000         500,000    3,000,000    2,846,875         569,375    3,416,250
------------------------------------------------------------------------------------------------------------------------------------
Richmond, CA Improvement
Bond Act of 1915 GORB,
Reassessment District No.
855, 6.60%, 9/2/19              NR /NR              1,500,000              --    1,500,000    1,545,735              --    1,545,735
------------------------------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater
RB, FGIC Insured, 5.80%,
8/1/16                          Aaa /AAA                              765,000      765,000           --         793,580      793,580
------------------------------------------------------------------------------------------------------------------------------------
Richmond, CA Wastewater
RB, FGIC Insured, 5.80%,
8/1/18                          Aaa /AAA            3,315,000             --     3,315,000    3,399,168              --    3,399,168
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA CFD
No. 88-12 SPTX Bonds,
Prerefunded, 7.55%, 9/1/17      NR /NR              3,000,000       1,500,000    4,500,000    3,104,160       1,552,080    4,656,240
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU
Refunding COP, 5.75%,
5/15/19                         NR /BBB-            2,100,000              --    2,100,000    1,913,856              --    1,913,856
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA PFAU
TXAL RRB, Redevelopment
Projects, Series A,
5.625%, 10/1/33                 Baa2/BBB-           6,600,000       1,650,000    8,250,000    5,757,972       1,439,493    7,197,465
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA
Refunding COP, Air Force
Village West, Inc.,
Prerefunded, Series A,
8.125%, 6/15/12                 NR /NR              3,000,000              --    3,000,000    3,275,070              --    3,275,070
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA
Refunding COP, Air Force
Village West, Inc., Series
A, 8.125%, 6/15/20              NR /NR              3,000,000              --    3,000,000    3,282,390              --    3,282,390
------------------------------------------------------------------------------------------------------------------------------------
Riverside Cnty., CA SFM
RB, Escrowed to Maturity,
Series A, 7.80%, 5/1/21         Aaa /AAA            4,285,000       1,000,000    5,285,000    5,321,456       1,241,880    6,563,336
------------------------------------------------------------------------------------------------------------------------------------
Riverside, CA Water RRB,
5.375%, 10/1/12                 NR /AA /AA                 --       1,000,000    1,000,000           --       1,027,470    1,027,470
------------------------------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB,
Woodcreek West Community
Facility No. 1 Project,
5.875%, 9/1/08                  NR /NR              1,235,000              --    1,235,000    1,237,359              --    1,237,359
------------------------------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB,
Woodcreek West Community
Facility No. 1 Project,
6.50%, 9/1/15                   NR /NR                     --       1,500,000    1,500,000           --       1,519,800    1,519,800
------------------------------------------------------------------------------------------------------------------------------------
Roseville, CA SPTX RB,
Woodcreek West Community
Facility No. 1 Project,
6.70%, 9/1/25                   NR /NR              1,750,000              --    1,750,000    1,766,957              --    1,766,957
------------------------------------------------------------------------------------------------------------------------------------
Sacramento Cnty., CA SFM
RB, Escrowed to Maturity,
8%, 7/1/16                      Aaa /AAA           10,000,000       2,810,000   12,810,000   12,568,500       3,531,749   16,100,249
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA
Cogeneration Authority RB,
Procter & Gamble Project,
6.50%, 7/1/14                   NR /BBB-/NR         5,000,000              --    5,000,000    5,505,850              --    5,505,850
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA MUD
Electric RRB, FGIC
Insured, Inverse Floater,
8.894%, 8/15/18(1)              Aaa /AAA /AAA       5,500,000       1,500,000    7,000,000    5,898,750       1,608,750    7,507,500
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA PAU RB,
Cogeneration Project, 6%,
7/1/22                          NR /BBB-            6,800,000              --    6,800,000    6,513,788              --    6,513,788
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN,
Series A, 5.875%, 7/1/21        Aa3 /NR /AA         1,070,000         430,000    1,500,000    1,093,765         439,550    1,533,315
------------------------------------------------------------------------------------------------------------------------------------
Sacramento, CA USD GOUN,
Series A, 5.875%, 7/1/23        Aa3 /NR /AA           715,000         285,000    1,000,000      728,485         290,375    1,018,860
------------------------------------------------------------------------------------------------------------------------------------
Salinas Valley, CA Solid
Waste Authority RB, 5.80%,
8/1/27                          Baa3/BBB                   --       1,665,000    1,665,000           --       1,507,508    1,507,508
------------------------------------------------------------------------------------------------------------------------------------
San Bernardino Cnty., CA
COP, Medical Center
Financing Project, MBIA
Insured, 5.50%, 8/1/17          Aaa /AAA            5,250,000              --    5,250,000    5,340,825              --    5,340,825
------------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA COP,
MBIA Insured, Inverse
Floater, 8.42%, 11/18/19(1)     A1 /NR              2,000,000              --    2,000,000    2,112,500              --    2,112,500
------------------------------------------------------------------------------------------------------------------------------------
San Diego Cnty., CA Water
Authority Revenue COP,
Prerefunded, Series 91-B,
MBIA Insured, Inverse
Floater, 8.42%, 4/8/21(1)       Aaa /AAA            3,000,000       1,000,000    4,000,000    3,551,250       1,183,750    4,735,000
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area
Rapid Transit District
Sales Tax RB, 5.25%,
7/1/14                          Aa3 /AA- /AA        1,500,000              --    1,500,000    1,500,465              --    1,500,465
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA Bay Area
Rapid Transit District
Sales Tax RRB, AMBAC
Insured, 6.75%, 7/1/11          Aaa /AAA /AAA              --       1,000,000    1,000,000           --       1,158,910    1,158,910
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. International
Airport Commission RB,
Second Series Issue 13-B,
MBIA Insured, 8%, 5/1/07        Aaa /AAA                   --       1,140,000    1,140,000           --       1,332,717    1,332,717
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. International
Airport Commission RB,
Second Series Issue 14-A,
MBIA Insured, 8%, 5/1/07        Aaa /AAA                   --       1,290,000    1,290,000           --       1,508,075    1,508,075
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. RA Lease RB, CAP,
George R. Moscone Project,
 .Zero Coupon, 5.36%, 7/1/10(2)   A1 /A- /A+                 --       4,500,000    4,500,000           --       2,607,570   2,607,570
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. Redevelopment FAU
TXAL Refunding Bonds, CAP
Redevelopment Projects,
Series C, Zero Coupon,
5.79% 8/1/11(2)                 A2 /A /AAA          1,225,000              --    1,225,000      684,260              --      684,260
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. Redevelopment FAU
TXAL Refunding Bonds, CAP
Redevelopment Projects,
Series C, Zero Coupon,
5.89% 8/1/12(2)                 A2 /A /AAA          1,750,000              --    1,750,000      917,472              --      917,472
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. Redevelopment FAU
TXAL Refunding Bonds, CAP
Redevelopment Projects,
Series C, Zero Coupon,
5.81% 8/1/14(2)                 A2 /A /AAA          1,525,000              --    1,525,000      700,204              --      700,204
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. Redevelopment FAU
TXAL Refunding Bonds,
Series C, Zero Coupon,
5.69%, 8/1/10(2)                A2 /A /AAA            750,000              --      750,000      443,250              --      443,250
------------------------------------------------------------------------------------------------------------------------------------
San Francisco, CA City &
Cnty. Redevelopment FAU
TXAL CAP Refunding Bonds,
Redevelopment Projects,
Series C, Zero Coupon,
5.99% 8/1/13(2)                 A2 /A /AAA                 --         750,000      750,000           --         368,805      368,805
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA
Transportation Corridor
Agency Toll Road CAP RRB,
Series A, MBIA Insured,
Zero Coupon, 5.73%,
1/15/25(2)                      Aaa /AAA /AAA      18,250,000              --   18,250,000    4,261,193              --    4,261,193
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA
Transportation Corridor
Agency Toll Road CAP RRB,
Series A, MBIA Insured,
Zero Coupon, 5.90%,
1/15/26(2)                      Aaa /AAA /AAA      15,000,000              --   15,000,000    3,294,450              --    3,294,450
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA
Transportation Corridor
Agency Toll Road RB, Sr.
Lien, 5%, 1/1/33                Baa3/BBB-/BBB       8,000,000              --    8,000,000    6,733,600              --    6,733,600
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PRO FORMA COMBINING STATEMENT OF INVESTMENTS                                 March 31, 2000 (Unaudited)
Oppenheimer California Municipal Fund and Oppenheimer Main Street California Municipal Fund

                                               PRINCIPAL AMOUNT                             MARKET VALUE
                                               -------------------------------------------  ----------------------------------------
                                                               Oppenheimer                  Oppenheimer  Oppenheimer
                                RATINGS:       Oppenheimer     Main Street                  California   Main Street
                                MOODY'S/       California      California      Pro Forma    Municipal    California      Pro Forma
                                S&P/FITCH      Municipal Fund  Municipal Fund  Combined     Fund         Municipal Fund  Combined
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA
Transportation Corridor
Agency Toll Road RB, Sr.
Lien, Prerefunded, 6.75%,
1/1/32                          Aaa /AAA /AAA       7,000,000       3,500,000   10,500,000    7,546,210       3,773,105   11,319,315
------------------------------------------------------------------------------------------------------------------------------------
San Joaquin Hills, CA
Transportation Corridor
Agency Toll Road RB, Sr.
Lien, Zero Coupon, 6.20%,
1/1/23(2)                       Aaa /AAA /AAA       5,250,000              --    5,250,000    1,403,115              --    1,403,115
------------------------------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB,
Inner-City Commuter,
Series C, 5.60%, 9/1/19         NR /BBB             3,060,000              --    3,060,000    2,774,441              --    2,774,441
------------------------------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB,
Mainplace Project, Series
D, 5.50%, 9/1/15                NR /NR              1,000,000              --    1,000,000      917,600              --      917,600
------------------------------------------------------------------------------------------------------------------------------------
Santa Ana, CA FAU RRB,
Mainplace Project, Series
D, 5.60%, 9/1/19                NR /NR              1,000,000              --    1,000,000      917,020              --      917,020
------------------------------------------------------------------------------------------------------------------------------------
Santa Cruz, CA City High
SDI GOUN, Series B, FGIC
Insured, 6%, 8/1/29             Aaa /AAA            1,000,000              --    1,000,000    1,032,720              --    1,032,720
------------------------------------------------------------------------------------------------------------------------------------
South Orange Cnty., CA
PFAU SPTX RB, Foothill
Area, Series C, FGIC
Insured, 8%, 8/15/08            Aaa /AAA /AAA              --       1,500,000    1,500,000             --     1,820,100    1,820,100
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Home FAU SFM
RB, Series A, 7.35%,
9/1/24                          NR /AAA               965,000         145,000    1,110,000      991,287         148,950    1,140,237
------------------------------------------------------------------------------------------------------------------------------------
Southern CA Metropolitan
Water District RRB,
Inverse Floater, 6.557%,
10/30/20(1)                     Aa2 /AA             3,300,000       1,200,000    4,500,000    3,147,375       1,144,500    4,291,875
------------------------------------------------------------------------------------------------------------------------------------
Southern CA PPAU
Transmission Project RB,
Inverse Floater, 7.255%,
7/1/12(1)                       Aa3 /A+             1,900,000       2,100,000    4,000,000    2,011,625        2,223,375   4,235,000
------------------------------------------------------------------------------------------------------------------------------------
Stockton, CA CFD No. 90-2
SPTX RRB, Brookside
Estates, 6.20%, 8/1/15          NR /NR              1,750,000              --    1,750,000    1,755,845              --    1,755,845
------------------------------------------------------------------------------------------------------------------------------------
Tustin, CA USD CFD No.
88-1 SPTX RB, Prerefunded,
Series B, 6.375%, 9/1/21        NR /NR              3,500,000              --    3,500,000    3,888,745              --    3,888,745
------------------------------------------------------------------------------------------------------------------------------------
University of CA Regents
RB, Multiple Purpose
Projects, Prerefunded,
Series A, 6.875%, 9/1/16        Aa3 /AAA            1,950,000              --    1,950,000    2,097,869              --    2,097,869
------------------------------------------------------------------------------------------------------------------------------------
West Covina, CA COP, Queen
of the Valley Hospital,
Prerefunded, 6.50%,
8/15/19                         A2 /NR                     --       1,120,000    1,120,000           --       1,227,542    1,227,542
------------------------------------------------------------------------------------------------------------------------------------
West Sacremento, CA
Improvement Bond Act of
1915 SPAST Refunding
Bonds, 5.60%, 9/2/17            NR /NR              2,000,000              --    2,000,000    1,823,740              --    1,823,740
                                                                                            -----------  --------------  -----------
                                                                                            369,800,124     113,428,342  483,228,466

-----------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 6.0%
-----------------------------------------------------------------------------------------------------------------------------------
Guam PAU RB, Series A,
6.625%, 10/1/14                    NR /AAA        2,000,000            --    2,000,000      2,189,120             --      2,189,120
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA
Insured, Inverse Floater,
7.882%, 7/1/08(1)                  Aaa /AAA       3,500,000     1,500,000    5,000,000      3,688,125      1,580,625      5,268,750
-----------------------------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Inverse
Floater, 5.857%, 7/1/28(1)(4)      NR /NR                --     5,000,000    5,000,000             --      3,968,000      3,968,000
-----------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Prerefunded,
Series P, 7%, 7/1/21               Aaa /AAA       4,000,000            --    4,000,000      4,212,360             --      4,212,360
-----------------------------------------------------------------------------------------------------------------------------------
PR HFA SFM RB, Affordable
Housing Mtg. Portfolio I,
6.25%, 4/1/29                      Aaa /AAA       2,375,000            --    2,375,000      2,386,875             --      2,386,875
-----------------------------------------------------------------------------------------------------------------------------------
PR Housing Finance Corp.
SFM RB, Portfolio 1,
Series B, 7.65%, 10/15/22          Aaa /AAA         145,000        65,000      210,000        148,822         66,713        215,535
-----------------------------------------------------------------------------------------------------------------------------------
PR Industrial, Medical &
Environmental PC
Facilities Tourist RB,
Mennonite General Hospital
Project, Series A, 6.50%,
7/1/12                             NR /BBB-/BBB   2,350,000       590,000    2,940,000      2,264,343        568,495      2,832,838
-----------------------------------------------------------------------------------------------------------------------------------
PR Public Buildings
Authority RB, Government
Facilities, Series B,
AMBAC Insured, 5%, 7/1/27          Aaa /AAA              --       300,000      300,000             --        270,066        270,066
-----------------------------------------------------------------------------------------------------------------------------------
Virgin Islands PFAU RB,
Series A, 6.375%, 10/1/19          NR /BBB-       3,000,000     1,515,000    4,515,000      3,021,870      1,526,044      4,547,914
-----------------------------------------------------------------------------------------------------------------------------------


Virgin Islands PFAU RB,
Sub. Lien, Series E, 6%,
10/1/22                            NR /NR         3,350,000     1,800,000    5,150,000      3,095,869      1,663,452      4,759,321
                                                                                         ------------   ------------   ------------
                                                                                           21,007,384      9,643,395     30,650,779
                                                                                         ------------   ------------   ------------
Total Municipal Bonds and
Notes (Cost $384,444,745,
$122,908,124, Combined
$507,352,869)                                                                             390,807,508    123,071,737    513,879,245

-----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT
OBLIGATIONS - 0.9%
-----------------------------------------------------------------------------------------------------------------------------------
Orange Cnty., CA
Sanitation District COP,
Series C, FGIC Insured,
3.45%, 4/1/00 (Cost
$2,600,000, $2,000,000,
Combined $4,600,030)(3)                           2,600,000     2,000,000    4,600,000      2,600,000      2,000,000      4,600,000

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT
VALUE (COST $387,044,745,
$124,908,124, COMBINED
$511,952,869)                                          99.6%         89.8%       100.8%   393,407,508    125,071,737    518,479,245
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                         0.4          10.2         (0.8)    (2,347,068)    (1,731,164)    (3,960,746)
                                                 ----------  ------------  -----------   ------------   ------------   ------------
NET ASSETS                                            100.0%        100.0%       100.0%  $391,060,440   $123,340,573   $514,518,499
                                                 ==========  ============  ===========   ============   ============   ============

To simplify the listings of securities, abbreviations are used per the table below:

CAP - Capital Appreciation                       MUD - Municipal Utility District
CDAU - Communities Development Authority         PAU - Power Authority
CDD - Community Development District             PC - Pollution Control
CFD - Community Facilities District              PCFAU - Pollution Control Finance Authority
CMWLTH - Commonwealth                            PFAU - Public Finance Authority
COP - Certificates of Participation              POAU - Port Authority
ED - Economic Development                        PPAU - Public Power Authority
EU - Electric Utilities                          PWBL - Public Works Board Lease
FA - Facilities Authority                        RA - Redevelopment Agency
FAU - Finance Authority                          RB - Revenue Bonds
GOB - General Obligation Bonds                   RRB - Revenue Refunding Bonds
GORB - General Obligation Refunding Bonds        SCDAU - Statewide Communities Development Authority
GOUN - General Obligation Unlimited Nts.         SDI - School District
HF - Health Facilities                           SFM - Single Family Mtg.
HFA - Housing Finance Agency                     SPAST - Special Assessment
HFFAU - Health Facilities Finance Authority      SPTX - Special Tax
HTAU - Highway & Transportation Authority        SWD - Solid Waste Disposal
MH - Multifamily Housing                         TXAL - Tax Allocation
MTAU - Metropolitan Transportation Authority     USD - Unified School District

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $40,453,393 or 7.86%, $15,730,687 or 3.06% (Combined $56,184,080 or 10.92%) of the Fund's net assets as of March 31, 2000.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
3. Represents the current interest rate for a variable or increasing rate security.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees/ Directors. These securities amount to $0 or 0.00%, $3,968,000 or 0.77% (Combined $3,968,000 or 0.77%) of the Fund's net assets as of March 31, 2000.

                      OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                                           FORM N-14

                                     PART C

                                OTHER INFORMATION


Item 15.  Indemnification

      Reference is made to the provisions of Article Seven of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                Item 16. Exhibits

(1)  Amended and Restated  Declaration  of Trust dated  September  16, 1996:
     Previously  filed  with  Registrant's   Post-Effective  Amendment  No.  14,
     (10/30/96) and incorporated herein by reference.

(2) (a) Amended By-Laws:  Previously filed with Registrant's Post-Effective
     Amendment  No.  1  (10/7/88)  refiled  with   Registrant's   Post-Effective
     Amendment No. 10 (4/25/95) pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

     (b) Amended and Restated By-Laws dated as of June 4, 1998: Previously filed
     with   Registrant's   Post-Effective   Amendment  No.  18,  (11/22/99)  and
     incorporated herein by reference.


(3)   N/A.

(4) Agreement and Plan of Reorganization: See Exhibit A to Part A of the Registration Statement.

(5)  (a)  Specimen  Class  A  Share  Certificate:   Previously  filed  with
     Registrant's Post- Effective Amendment No. 14 (10/30/96), and incorporated herein by reference.

     (b) Specimen Class B Share Certificate: Previously filed with Registrant's Post- Effective Amendment No. 14 (10/30/96), and incorporated herein by reference.

(c) Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 14 (10/30/96), and incorporated herein by reference.

(6) Investment Advisory Agreement dated October 22, 1990:  Previously filed with  Post-Effective  Amendment No. 3 (2/2/91),  refiled with  Registrant's
     Post-Effective   Amendment  No.  10  (4/25/95)  pursuant  to  Item  102  of
     Regulation S-T and incorporated herein by reference.

(7) (a) General Distributor's Agreement dated December 10, 1992: Previously filed with Registrant's Post-Effective Amendment No. 6 (4/28/93), refiled with Registrant's Post-Effective Amendment No. 10 (4/25/95) pursuant to
     Item 102 of Regulation S-T and incorporated herein by reference.

     (b)  Form  of  Dealer  Agreement  of  OppenheimerFunds  Distributor,  Inc.:
     Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

     (c)  Form  of  Agency  Agreement  of  OppenheimerFunds  Distributor,  Inc.:
     Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

     (d)  Form  of  Broker  Agreement  of  OppenheimerFunds  Distributor,  Inc.:
     Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of Oppenheimer Trinity Value Fund (Reg. No. 333-79707), 8/25/99, and incorporated herein by reference.

(8) (a) Form of Deferred Compensation Agreement for Disinterested Trustees:
     Filed with Post-Effective Amendment No. 26 to the Registration Statement of Oppenheimer Gold & Special Minerals Fund (Reg. No. 2-82590), 10/28/98, and incorporated by reference.

     (b) Retirement Plan for Non-Interested Trustees or Directors dated 6/7/90 - Filed with Post-Effective Amendment No. 97 to the Registration Statement of Oppenheimer Fund (File No. 2-14586) 8/30/90, refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

(9) Custody Agreement dated November 1, 1988: Previously filed with Registrant's Post-Effective Amendment No. 2 (10/31/88), refiled with Registrant's Post-Effective Amendment No. 10 (4/25/95) pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

(10) (a) Service Plan and Agreement for Class A shares dated June 10, 1993:
     Previously  filed  with   Registrant's   Post-Effective   Amendment  No.  8
     (4/29/94), and incorporated herein by reference.

     (b) Distribution and Service Plan and Agreement for Class B shares dated February 12, 1998: Previously filed with Registrant's Post-Effective Amendment No. 17, (11/24/98).

     (c) Distribution and Service Plan and Agreement for Class C shares dated February 12, 1998: Previously filed with Registrant's Post-Effective Amendment No. 17 (11/28/98), and incorporated herein by reference.

(11)  Opinion and Consent of Counsel: To be filed by amendment.

(12) Tax Opinions Relating to the Reorganization: Draft Tax Opinion - Filed herewith.

(13)  N/A.

(14)  (a)   Consent of Deloitte & Touche LLP:  Draft - Filed herewith.

(b)   Consent of KPMG LLP:  Draft - Filed herewith.

(15)  N/A.

(16) Powers of Attorney for all Trustees/Directors: Previously filed with Pre-Effective Amendment No. 3 to the Registration Statement of Oppenheimer
     Emerging   Technologies   Fund  (Reg.  No.   333-32108)  on  4/25/00,   and
     incorporated herein by reference.

(17)  N/A.

Item 17.  Undertakings

(1)   N/A.

(2)   N/A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of July, 2000.

      Oppenheimer California Municipal Fund


                                        /s/ Leon Levy*          Chairman of the
                                       --------------------------------    Board
                                        of Trustees
                                          Leon Levy

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                    Title                            Date

/s/ Leon Levy*                Chairman of the                     July 27, 2000
-------------------------------------      Board of Trustees
Leon Levy

/s/ Donald W. Spiro*                Vice Chairman and               July     27,
2000
-------------------------------------      Trustee
Donald W. Spiro

/s/ Robert G. Galli*                Trustee                         July     27,
2000
-------------------------------------
Robert G. Galli

/s/ Phillip A. Griffiths                   Trustee
July 27, 2000
------------------------------------
Phillip A. Griffiths

/s/ Benjamin Lipstein*        Trustee                             July 27, 2000
-------------------------------------
Benjamin Lipstein

/s/ Bridget A. Macaskill*           President,                      July     27,
2000
-------------------------------------      Principal Executive
Bridget A. Macaskill                Officer, Trustee

/s/ Elizabeth B. Moynihan*          Trustee                         July     27,
2000
-------------------------------------
Elizabeth B. Moynihan

/s/ Kenneth A. Randall*       Trustee                             July 27, 2000
-------------------------------------
Kenneth A. Randall

/s/ Edward V. Regan*                Trustee                         July     27,
2000
-------------------------------------
Edward V. Regan

/s/ Russell S. Reynolds, Jr.*       Trustee                         July     27,
2000
-------------------------------------
Russell S. Reynolds, Jr.

/s/ Brian W. Wixted*                Treasurer                     July 27, 2000
-------------------------------------
Brian W. Wixted

/s/ Clayton K. Yeutter*       Trustee                             July 27, 2000
-------------------------------------
Clayton K. Yeutter


*By: /s/ Robert G. Zack
---------------------------------------------                               July
27, 2000
Robert G. Zack, Attorney-in-Fact

                      OPPENHEIMER CALIFORNIA MUNICIPAL FUND


      EXHIBIT INDEX



Exhibit No.                         Description

16(12)              Draft Tax Opinion Relating to Reorganization

16(14)(a)           Draft Independent Auditors Consent

16(14)(b)           Draft Independent Auditors Consent